EXHIBIT 10.52
                                                                  --------------



                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

This amended and restated agreement respecting change of control and executive benefit plan entitlements made as of the 23rd day of September, 2008.


BETWEEN:

                    NEXEN INC., a corporation incorporated under the laws of Canada

                                  (hereinafter referred to as the "Corporation")

                                     - and -

                    CHARLES W. FISCHER

                                    (hereinafter referred to as the "Executive")

RECITALS:

1. The Executive, as President & Chief Executive Officer ("CEO") of the Corporation, is considered by the Board to be an essential officer and employee of the Corporation, who is both integral to the operation and development of the Corporation, and has acquired outstanding skills, unique experience and possesses an extensive background in, and knowledge of, the Corporation's business, operations and the industry in which it is engaged.

2. In the event of a Change of Control, there is a possibility that the employment of the Executive would be terminated without just cause or adversely modified and the Executive has expressed concern in that regard to the Corporation.

3. The Board recognizes that it is essential and in the best interests of the Corporation and its shareholders that the Corporation retain the continued dedication of the Executive to the Executive's office and the Executive's employment during the uncertain period prior to, during and following a Change of Control.

4. The Board further believes that the past service of the Executive and the Executive's integral role in the development and operation of the Corporation requires that the Corporation ensure that in the event of a Change of Control the Executive is treated in a manner that is fair, reasonable, consistent with industry standards and in the best interests of the Corporation.

5. The Corporation and the Executive entered into a Change of Control Agreement on October 22, 1999, which was amended by an Amending Agreement dated December 25, 2000 (collectively the "Original Agreement") to agree on the terms and conditions which would govern the termination or modification of the employment of the Executive following a Change of Control.

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                                      -2-


6. The Original Agreement was replaced and superseded by an Amended and Restated Change of Control Agreement on December 13, 2001, which was amended by an Amending Agreement dated May 30, 2003 (collectively, the "Current Agreement") which, among other matters, detailed the Corporation's security and funding obligations in respect of the Change of Control Obligations (as hereinafter defined), provided for the securitization and funding of the Executive Benefit Plan Obligations (as hereinafter defined) and provided for the cessation of the Executive's coverage under the Statement of Company Procedure Regarding the Securitization of Nexen Inc. Restated Executive Benefit Plan, as amended or replaced from time to time (the "Securitization Procedure").

7. The Corporation and the Executive wish to amend the Current Agreement as herein provided and, in doing so, wish to restate the Current Agreement as herein amended (the "Restated Agreement").

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Restated Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1      In this Restated Agreement, the following terms shall mean as follows:

         (a) "ACTING JOINTLY OR IN CONCERT" for the purposes of this Restated Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person for the purpose of acquiring, offering to acquire, or voting any
                  Common Shares of the Corporation (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of business).

         (b) "ACTUARY" has the meaning referred to in Section 11.2 of this Restated Agreement.

         (c) "AFFILIATE" and "ASSOCIATE" have the meaning ascribed to such terms in National Instrument 45-106.

         (d) "ANNIVERSARY DATE" has the meaning referred to in Section 11.3 of this Restated Agreement.

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         (e)      "ANNUAL  BASE  SALARY"  means the  annual  base  salary of the
                  Executive payable by the Corporation at the end of the month immediately preceding the Date of Termination.

         (f) "ANNUAL TARGET BONUS" means the Executive's annual target bonus as determined by the Board to be in effect for the calendar year in which a Change of Control occurs.

         (g) "BANK" has the meaning referred to in Section 11.2 of this Restated Agreement.

         (h) "BENEFICIAL OWNER" for the purposes of this Restated Agreement, a Person shall be deemed to be the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN":

                  (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

                  (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has a right to acquire (i) upon the exercise of any Convertible Securities or (ii) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately within a period of sixty (60) days thereafter and whether or not on condition or the happening of any contingency, (other than (a) customary agreements with and between underwriters and banking group and selling group members with respect to the distribution to the public or pursuant to a private placement of securities, or (b) pursuant to a pledge of securities in the ordinary course of business); and

                  (iii) any securities which are Beneficially Owned within the meaning of clauses (a) or (b) above by any other Person with which such Person is Acting Jointly or in Concert,

                  provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of or to "Beneficially Own" any security where such Person is the registered holder of securities as a result of carrying on the business of or acting as nominee for a securities depository.

                  For purposes of this Restated Agreement, the percentage of Common Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

                  100 x A/B

                  Where:

                  A = the number of votes for the election of all directors generally attaching to the Common Shares Beneficially Owned by such Person; and

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                  B =      the number of votes for the election of all directors
                           generally attaching to all outstanding Common Shares.

                  For the purposes of the foregoing formula, where a Person Beneficially Owns unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

         (i) "BOARD" means the Board of Directors of the Corporation as constituted from time to time.

         (j) "CBCA" means the CANADA BUSINESS CORPORATIONS ACT, as amended from time to time, and any successor legislation thereto.

         (k) "CALCULATION DATE" has the meaning referred to in Section 11.5 of this Restated Agreement.

         (l)      "CHANGE OF CONTROL" means the occurrence of any of:

                  (i) the purchase or acquisition of any Common Shares or Convertible Securities by a Beneficial Owner which results in the Beneficial Owner owning, or exercising control or direction over, Common Shares or Convertible Securities such that, assuming only the conversion of Convertible Securities Beneficially Owned or over which control or direction is exercised by the Beneficial Owner, the Beneficial Owner would own, or exercise control or direction over, Common Shares carrying the right to cast more than thirty-five percent (35%) of the votes attaching to all Common Shares; or

                  (ii) the substantial completion of: (i) the liquidation, dissolution or winding-up of the Corporation; or (ii) the sale, lease or other disposition of all or substantially all of the assets of the Corporation; or

                  (iii) a situation in which individuals who were members of the Board immediately prior to:

                           (A) a meeting of the shareholders of the Corporation involving a contest for, or an item of business relating to, the election of directors; or

                           (B)      an  amalgamation,   arrangement,  merger  or
                                    other consolidation or combination of the Corporation with another Person,

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                           shall  not   constitute   a  majority  of  the  Board
                           following such election or transaction; or

                  (iv) the completion of any transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraphs (i), (ii) or
                           (iii) above; or

                  (v) a determination by the Board that, for the purposes of this Restated Agreement, a Change of Control has occurred or is imminent.

         (m)      "CHANGE   OF   CONTROL   OBLIGATIONS"   means  the   Company's
                  obligations to make the lump sum payments described in Section
                  8.1 of this Restated Agreement to the Executive.

         (n) A "CHANGE OF CONTROL OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

                  (i) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement; or

                  (ii)     the   Executive's   employment   is   terminated   in
                           accordance with Section 5.1, 6.1 or 7.1 of this Restated Agreement.

         (o)      "COMMON SHARES" means the common shares of the Corporation.

         (p)      "CONVERTIBLE SECURITIES" means:

                  (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; or

                  (ii) any security issued by the Corporation from time to time (other than the rights issued pursuant to a shareholders' rights protection plan, if any) carrying any exercise, conversion or exchange right, which is then exercisable or exercisable within a period of sixty (60) days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of sixty (60) days from that time and whether or not on condition or the happening of any contingency).

         (q) "DATE OF TERMINATION" means the date upon which the Executive's employment is terminated pursuant to Section 4.1, 5.1, 6.1 or 7.1 of this Restated Agreement. For greater clarity, the Date of Termination means the date upon which the Corporation provides the Executive with written, verbal or other notice that the Executive's employment has been or will be terminated pursuant to Section 4.1 or

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                  6.1 of this  Restated  Agreement  or the date  upon  which the
                  Executive   provides  the  Corporation   with  written  notice
                  terminating the Executive's employment pursuant to Section 4.1 or 5.1 or for Good Reason pursuant to Section 7.1.

         (r) "DISABILITY" means, where due to a physical or mental condition, the Executive is rendered totally and permanently unable to perform the Executive's duties for a consecutive period of two (2) years or more during which the Executive has been in receipt of long term disability insurance benefits from the insurance carrier normally utilized by the Corporation.

         (s) "DISPUTE" has the meaning referred to in Section 12.1 of this Restated Agreement.

         (t) "EFFECTIVE DATE" means the date upon which a Change of Control occurs.

         (u) "EMPLOYMENT BENEFITS" means the employment benefits to which the Executive is entitled by virtue of any written, oral or implied agreement with the Corporation. For the purposes of this Restated Agreement, "Employment Benefits" shall include, but is not limited to, the following:

                  (i) the Executive's entitlement to any dental or general medical care;

                  (ii)     the  Executive's  entitlement  to  receive  long term
                           disability   benefits  from  the  insurance   carrier
                           normally utilized by the Corporation;

                  (iii) the Executive's entitlement to pension benefits under the terms of any pension plan with the Corporation;

                  (iv)     the   Executive's   entitlement   to  a  monthly  car
                           allowance from the Corporation;

                  (v) the Executive's entitlement to contributions by the Corporation to the Corporation's savings plan;

                  (vi) the Executive's entitlement to receive from the Corporation financial counseling services, at a cost of $3,500.00 per year (or as the same may be increased from time to time by the Corporation); and

                  (vii)    the  Executive's  entitlement  to  receive  from  the
                           Corporation   security  monitoring  services  at  the
                           Executive's personal residence.

         (v)      "EXECUTIVE  BENEFIT  PLAN"  has  the  meaning  referred  to in
                  Section 8.1(b) of this Restated Agreement.

         (w) "EXECUTIVE BENEFIT PLAN OBLIGATIONS" means the Corporation's outstanding obligations under the Executive Benefit Plan to the Executive.

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         (x)      An "EXECUTIVE  BENEFIT PLAN  OBLIGATIONS  - DESIGNATED  EVENT"
                  shall be deemed to have occurred if:

                  (i)      a Change of Control occurs;

                  (ii) the Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or becomes insolvent or bankrupt;

                  (iii) a receiver, trustee or liquidator of or for the Corporation is appointed and is not discharged within a period of sixty days;

                  (iv) the net worth of the Corporation, described as shareholder equity in the consolidated financial statements of the Corporation as disclosed in the annual and quarterly consolidated financial statements of the Corporation, is less than $400 million;

                  (v) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement;

                  (vi) the Executive has provided written notification to the Trustee and to the Corporation of the failure by the Corporation to pay any amount owed to or in respect of the Executive under the Executive Benefit Plan within thirty days of the due date specified in the Executive Benefit Plan (together with a statement of the amount due and owing) either to the person entitled thereto pursuant to the Executive Benefit
                           Plan or to the Trust in accordance with the provisions of Section 11.6(h); or

                  (vii) at any time the Board adopts a resolution to the effect that, for purposes of this Restated Agreement, an Executive Benefit Plan Obligations - Designated Event has occurred or is imminent.

         (y) "GOOD REASON" means any of the following, unless the Executive shall have given the Executive's express written consent thereto:

                  (i) INCONSISTENT DUTIES. The assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or a material alteration in the nature or status of the Executive's responsibilities or duties or reporting relationship from those in effect immediately prior to a Change of Control;

                  (ii) REDUCED SALARY. A reduction by the Corporation in the Executive's Annual Base Salary in effect on the Effective Date or as the same may be increased thereafter from time to time or the failure by the Corporation to grant the Executive salary increases at a rate commensurate with the increases accorded to other executives of the Corporation;

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                  (iii)    RELOCATION.  The Corporation  requiring the Executive
                           to be based anywhere other than where the Executive is based at the time a Change of Control occurs, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations in the ordinary course of business immediately prior to a Change of Control;

                  (iv) INCENTIVE COMPENSATION PLANS. The failure by the Corporation to continue in effect any incentive compensation plan in which the Executive participates, including, but not limited to, the Incentive Compensation Plan or the Stock Option Plan or any other similar plans adopted prior to a Change of Control, unless the Executive is eligible to participate in, and is entitled to the opportunity to receive a comparable level of benefits under, an ongoing, substitute or alternative plan (it being understood that the manner or method of payment and the form of consideration need not be the same as existed in the original plans); or the failure by the Corporation to continue the Executive's participation therein on at least as favourable a basis, both in terms of the amount of benefits available to the Executive and the level of the Executive's participation relative to other participants, as existed at the time a Change of Control occurs;

                  (v) EMPLOYMENT BENEFITS AND PERQUISITES. The failure by the Corporation to continue to provide the Executive with Employment Benefits at least as favourable as those enjoyed by the Executive immediately prior to a Change of Control, including any pension plan, benefit plan or any retirement arrangement established for the Executive, or any of the Corporation's life insurance, medical, health and accident, disability or savings plans in which the Executive was participating at the time a Change of Control occurs; the taking of any action by the Corporation that would directly or indirectly materially reduce any such benefits or deprive the Executive of any material perquisite enjoyed by the Executive at the time a Change of Control occurs, including, without limitation and to the extent applicable, the use of a car, aircraft, secretarial services, office space, telephones, computer facilities, expense reimbursement, financial counselling, and professional fees and club dues reimbursement; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation practice in effect at the time a Change of Control occurs;

                  (vi) NO ASSUMPTION BY SUCCESSOR. The failure of the Corporation to obtain a satisfactory agreement from a successor to assume and agree to perform this Restated Agreement. Alternatively, if the business or undertaking in connection with which the Executive's services are principally performed is sold at any time after a Change of Control occurs, and the Executive's employment is transferred as a result,

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                           the  failure  or  refusal  of the  purchaser  of such
                           business or undertaking to provide the Executive with
                           the   same   or  a   comparable   position,   duties,
                           compensation and benefits, as described in paragraphs
                           (iv) and (v) above, as provided to the Executive by the Corporation immediately prior to a Change of Control;

                  (vii) DISPOSITION OF "ALL OR SUBSTANTIALLY ALL". The disposition by the Corporation of all or substantially all of the assets of the Corporation, as contemplated herein, notwithstanding that the Executive's services were or were not principally performed for such business.

         (z) "HEARING" has the meaning referred to in Section 12.7 of this Restated Agreement.

         (aa) "HEARING DATE" has the meaning referred to in Section 12.7 of this Restated Agreement.

         (bb) "INCENTIVE COMPENSATION PLAN" means any bonus or incentive compensation plan of the Corporation in which the Executive is entitled to receive benefits in the month immediately preceding a Change of Control.

         (cc)     "JUST CAUSE" means:

                  (i) the failure by the Executive to substantially perform the Executive's duties according to the terms of the Executive's employment in existence immediately prior to a Change of Control after the Corporation has given the Executive reasonable notice of such failure and a reasonable opportunity to correct it; or

                  (ii) where the Executive engages in any criminal act or dishonesty resulting or intended to result, directly or indirectly, in the personal gain of the Executive at the Corporation's expense.

         (dd) "LETTER OF CREDIT" has the meaning referred to in Section 11.2 of this Restated Agreement.

         (ee) "MONTHLY BASE SALARY" means the monthly salary payable to the Executive by the Corporation in effect at the end of the month immediately preceding the Effective Date.

         (ff)     "NOTICE OF  DISPUTE"  has the  meaning  referred to in Section
                  12.1 of this Restated Agreement.

         (gg) "OBLIGATIONS" means, collectively, the Change of Control Obligations and the Executive Benefit Plan Obligations.

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         (hh)     "PARTIES"  means  the  Corporation,  and  its  successors  and permitted assigns, and the Executive and the Executive's heirs, executors and administrators and "PARTY" means either one of them.

         (ii) "PERSON" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative and any national, provincial, state or municipal government or any agency thereof.

         (jj) "REFUNDABLE TAX ACCOUNT" means the refundable tax account maintained in respect of the Trust by the Canada Revenue Agency.

         (kk)     "REGISTERED  PENSION  PLAN"  has the  meaning  referred  to in
                  Section 8.1(b) of this Restated Agreement.

         (ll) "RESTATED AGREEMENT" means this amended and restated agreement respecting change of control and executive benefit plan entitlements as it may be amended, restated or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby", and similar expressions refer to this Restated Agreement and, unless otherwise indicated, refer to Articles or Sections in this Restated Agreement only.

         (mm) "SECURITIZATION PROCEDURE" has the meaning referred to in the recitals of this Restated Agreement.

         (nn) "SEVERANCE PERIOD" means the thirty-six (36) month period immediately following the Date of Termination.

         (oo) "STOCK OPTION PLAN" means any stock option plan or plans of the Corporation pursuant to which the Executive is granted options by the Corporation to acquire Common Shares.

         (pp)     "SUBSIDIARY" has the meaning ascribed to it in the CBCA.

         (qq)     "TAX  ACT"  means  the  Income  Tax  Act   (Canada)   and  the
                  Regulations thereunder, both as amended from time to time.

         (rr) "TERM" has the meaning referred to in Section 3.1 of this Restated Agreement.

         (ss) "TRUST" has the meaning referred to in Section 11.1 of this Restated Agreement.

         (tt) "TRUST AGREEMENT" has the meaning referred to in Section 11.1 of this Restated Agreement.

         (uu) "TRUSTEE" means CIBC Mellon Trust Company or such other trust company duly incorporated under the laws of Canada or any province thereof whom the Company may designate as the trustee in connection with the security and funding of the Obligations.

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         (vv)     "VALUATION  DATE" has the meaning  referred to in Section 11.3 of this Restated Agreement.


                                   ARTICLE 2
                           SCOPE OF RESTATED AGREEMENT
                           ---------------------------

2.1 The Parties intend that this Restated Agreement sets out (a) their respective rights and obligations upon the occurrence of a Change of Control and in connection with the securitization and funding of the Change of Control Obligations; and (b) their respective rights and obligations regarding the securitization and funding of the Executive Benefit Plan Obligations. This Restated Agreement does not provide for any other terms of the Executive's employment with the Corporation, except as expressly provided for herein.

2.2 The Parties hereby confirm that except as otherwise expressly stated in this Restated Agreement, insofar as the securitization and funding of the Executive Benefit Plan Obligations is concerned, the terms of this Restated Agreement shall govern and the terms of the Securitization Procedure shall not be applicable.

2.3 This Restated Agreement shall automatically terminate upon the death of the Executive or where due to the Disability of the Executive, the Executive is materially incapacitated from performing the Executive's duties. In the event of the death or Disability of the Executive, the Executive (or the Executive's estate) shall be entitled to receive from the Corporation all unpaid Annual Base Salary, Employment Benefits, unpaid business expenses and vacation entitlement accrued to the date of the death or Disability of the Executive. The Executive (or the Executive's estate) shall also be entitled to receive any and all death or Disability benefits in a manner consistent with, and at least equal in amount to, those provided by the Corporation to senior executives (or their estate) under such plans, programs and policies in effect at the date of Disability or death of the Executive, and the Corporation shall have no further obligations to the Executive or the Executive's estate under this Restated Agreement. Any entitlements of the Executive (or the Executive's estate) under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.3 shall then commence to be covered under the Securitization Procedure.

2.4 If the Executive's employment is terminated by either Party, for any reason, prior to a Change of Control in any manner, other than expressly provided for in this Restated Agreement, this Restated Agreement shall automatically terminate and the Corporation shall have no further obligations to the Executive hereunder. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.4 shall then commence to be covered under the Securitization Procedure.

                                   ARTICLE 3
                           TERM OF RESTATED AGREEMENT
                           --------------------------

3.1 Subject to termination of this Restated Agreement prior to a Change of Control, this Restated Agreement shall remain in effect for a period concluding thirteen (13) months following the Effective Date (the "Term"), at which time this Restated Agreement shall terminate; provided however that the payment of compensation and benefits to the Executive under this Restated Agreement shall continue beyond the end of the Term in accordance with the applicable provisions of this Restated Agreement. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 3.1 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 4
            TERMINATION FOR JUST CAUSE OR FOR OTHER THAN GOOD REASON
            --------------------------------------------------------

4.1 If the Executive's employment is terminated for Just Cause, or is terminated by the Executive, other than pursuant to Section 5.1 of this Restated Agreement or for other than Good Reason, following a Change of Control, the Corporation shall pay to the Executive, if not already paid, the fraction of the unpaid Annual Base Salary accrued during the then current fiscal year of the Corporation, all accrued Employment Benefits, all unpaid reasonable business expenses and all unpaid vacation pay accrued up to and including the Date of Termination, and thereafter, the Corporation shall have no further obligations to the Executive under this Restated Agreement.

4.2 Nothing in this Restated Agreement shall serve to derogate from the vested rights of the Executive to pension benefits, Stock Option Plans or any other Employment Benefits to which the Executive is entitled up to the Date of Termination.


                                   ARTICLE 5
                              VOLUNTARY TERMINATION
                              ---------------------

5.1 In the event of a Change of Control, the Executive shall have the unfettered right, within thirty (30) days after the twelve (12) month period following the Effective Date, to elect to provide the Corporation with written notice terminating his employment. Upon being provided such written notice, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement.

5.2 Notwithstanding Section 5.1 of this Restated Agreement, and in the event that a Change of Control occurs as a result of a hostile bid for the takeover of the Corporation, there shall be no requirement for the Executive to wait for the expiry of the twelve (12) month period following the Effective Date of a Change of Control, in order for the Executive to exercise the right granted to provide written notice terminating his employment.

         In the circumstances of a hostile bid resulting in a Change of Control, the Executive shall have the unfettered right, within 30 days following the Effective Date of a Change of Control, to elect to provide the Corporation with written notice terminating his employment. Upon providing such written notice to the Corporation, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement. For the purposes of this section, "hostile bid" means a take-over bid, exchange offer or tender offer to acquire more than 35% of the Common Shares which has not been approved by the Board of Directors prior to its public announcement or commencement.

5.3 Any reference to Section 5.1 of this Restated Agreement, within the body of the Change of Control Agreement, shall be deemed to include a reference to Section 5.2 of this Restated Agreement (with such Section references to be used interchangeably).


                                   ARTICLE 6
                           TERMINATION BY CORPORATION
                           --------------------------

6.1 If the Executive's employment is terminated by the Corporation within the thirteen (13) month period following the Effective Date, for reason other than Just Cause, death or Disability, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement.


                                   ARTICLE 7
                           TERMINATION FOR GOOD REASON
                           ---------------------------

7.1 In the event of a Change of Control, the Executive may, within the twelve (12) month period following the Effective Date and upon providing the Corporation with ten (10) days written notice, terminate the Executive's employment with the Corporation for Good Reason. Upon being provided with such notice, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement.


                                   ARTICLE 8
                          COMPENSATION UPON TERMINATION
                          -----------------------------

8.1 If the Executive's employment is terminated in accordance with Section 5.1, 6.1 or 7.1 of this Restated Agreement:

         (a)      the Corporation  shall forthwith,  but in any event within ten
                  (10) days from receipt by the Corporation of a Release executed by the Executive substantially in the form of Schedule "A", pay to the Executive:

                  (i) if not previously paid, that portion of the Executive's accrued but unpaid Monthly Base Salary, any accrued but unpaid bonus to which the Executive is entitled for the preceding calendar year under any Incentive Compensation Plan, all unpaid reasonable business expenses and all accrued but unused vacation pay earned or payable to the Executive by the Corporation for the period from the beginning of the Corporation's then current fiscal year, up to and including the Date of Termination;

                  (ii) a lump sum cash payment equal to the Executive's Monthly Base Salary and one-twelfth (1/12) of the Executive's Annual Target Bonus for each month of the Severance Period;

                  (iii) a lump sum payment equal to thirteen percent (13%) of the Executive's Annual Base Salary for the Severance Period representing the value of the group health and welfare benefits for the Severance Period;

                  (iv) a lump sum payment representing the value of the Executive's monthly car allowance for the Severance Period;

                  (v) a lump sum payment representing the value of the Corporation's contributions to the Corporation's savings plan (at a rate of six percent (6%) of the Executive's Annual Base Salary) for the Severance Period;

                  (vi) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation financial counseling services for the Severance Period; and

                  (vii) a lump sum payment representing the value of the Executive's entitlement to receive from the
                           Corporation security monitoring services at the Executive's personal residence for the Severance Period;

         (b) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Benefit Option) (the "Registered Pension Plan"), if any, and the Executive's related entitlement under the Nexen Inc. Restated Executive Benefit Plan (the "Executive Benefit Plan"), if any:

                  (i)      the Corporation  shall recognize the Severance Period
                           for   purposes   of   determining   the   Executive's
                           entitlement;

                  (ii) for calculation purposes, the Executive's entitlement is the benefit which would have been determined assuming that the Executive had been employed throughout the Severance Period, including recognition of:

                           (A) additional service that would have been credited for the Severance Period;

                           (B) monthly salary equal to the Executive's Monthly Base Salary throughout the Severance Period;

                           (C) pensionable bonus for the year of the Date of Termination, and for each subsequent year or portion thereof during the Severance Period, determined at the Annual Target Bonus level. Average bonus will be determined over the three years to the end of the Severance Period, including any partial calendar years; and

                           (D) the Executive shall be deemed to retire, and the pension to commence, upon the later of the completion of the Severance Period and the attainment of age fifty-five (55), without any applicable early retirement reduction; and

                  (iii) the pension entitlements described in this Section 8.1(b) shall, to the extent legally permissible, be provided through the Registered Pension Plan. To the extent that it is not legally permissible to provide such pension entitlements through the Registered Pension Plan, the Corporation shall pay to the Executive a lump sum payment representing the settlement value of the additional Executive Benefit Plan benefit determined in accordance with the assumptions set forth in Schedule "B-1";

                  (iv) any entitlements of the Executive under the Executive Benefit Plan which have previously been funded in accordance with Article 11 but not previously settled in accordance with Article 11 shall be settled by the Corporation in accordance with the assumptions set forth in Schedule "B-1";

         (c) the Corporation shall provide the Executive with executive outplacement counselling to be provided by a firm to be selected by the Executive, at a cost to the Corporation not to exceed $25,000.00;

         (d) all of the Executive's outstanding unexercisable stock options under any Stock Option Plan shall become exercisable; and

         (e) where the Executive has been relocated, at the request of the Corporation, within the two (2) year period immediately prior to the Effective Date, if so requested by the Executive, the Corporation shall relocate the Executive back to the Executive's prior location.

8.2 The estimated value as of April 1, 2008 of Sections 8.l(a)(ii) to 8.1(c) are set out in Schedule "C". Schedule "C" provides estimated values only and actual values shall be calculated in accordance with this Restated Agreement at the time of entitlement or payment under this Restated Agreement.

8.3 If the Executive's employment is terminated in the circumstances described in Section 5.1, 6.1 or 7.1 of this Restated Agreement, the remuneration and benefits payable under this Article 8 shall not be reduced if the Executive obtains alternative employment.

8.4 Unless expressly provided otherwise in this Restated Agreement, all payments to be made to the Executive under this Article 8 shall be subject to required statutory deductions at source by the Corporation.

                                   ARTICLE 9
                            CONFIDENTIAL INFORMATION
                            ------------------------

9.1 If the Executive's employment is terminated in any manner whatsoever due to or following a Change of Control, the Executive agrees to keep confidential all information of a confidential or proprietary nature concerning the Corporation, its Affiliates, Associates and Subsidiaries and their respective operations, opportunities, areas of present, past or future interests, assets, finances, technology, intellectual property, business and affairs, and further agrees not to use such information, data or technology for personal advantage, provided that nothing herein shall prevent the disclosure of information which is publicly available or which is required to be disclosed by the Executive under appropriate statute, rules of law or legal process.


                                   ARTICLE 10
              RIGHTS AND OBLIGATIONS OF EXECUTIVE UPON TERMINATION
              ----------------------------------------------------

10.1 Subject to Section 9.1 of this Restated Agreement, the Executive shall not be prohibited in any manner whatsoever from obtaining alternative employment with or otherwise forming or participating in a business competitive to the business of the Corporation after the termination of the Executive's employment with the Corporation.

10.2 Upon the termination of the Executive's employment for any reason, the Executive shall tender the Executive's resignation from any position the Executive may hold as an officer or director of the Corporation or any of its Affiliates, Associates or Subsidiaries.

10.3 If the Executive's employment is terminated in the circumstances described in Section 5.1, 6.1 or 7.1 of this Restated Agreement, the Corporation shall continue to purchase and maintain, to the extent available in the marketplace at reasonable cost to the Corporation, on behalf of the Executive, director and officer liability insurance for the applicable limitation period following the date upon which the Executive ceases to serve as a director or officer of the Corporation, and the Executive's existing agreement to receive indemnity from the Corporation for acts taken by the Executive in the Executive's capacity as an officer of the Corporation shall remain in effect.

10.4     Upon termination of the Executive's employment pursuant to Section 5.1,
         6.1 or 7.1 of this Restated Agreement, the Corporation shall reimburse the Executive for ongoing legal fees and disbursements which the Executive may reasonably incur in connection with this Restated Agreement (but this Restated Agreement only), including any litigation concerning the validity or enforceability of, or liability under, any provision of this Restated Agreement or any action by the Executive. The Corporation shall pay such fees and reimbursements to the Executive promptly as such fees and disbursements become due.

                                   ARTICLE 11
                      SECURITIZATION AND FUNDING PROCEDURE
                      ------------------------------------

11.1 The Corporation has established and maintains a trust for the benefit of the Executive and persons claiming through him (the "Trust") pursuant to the terms and conditions of a trust agreement (the "Trust Agreement") between the Corporation and the Trustee. The Trust shall be funded in accordance with the provisions of this Restated Agreement and the Trust Agreement.

11.2 To provide security against a failure by the Corporation to either fund or settle the Obligations in accordance with the terms of this Article 11, the Trust Agreement provides for the funding of the Trust with the proceeds of an irrevocable letter of credit which satisfies the requirements of this Restated Agreement (a "Letter of Credit") in the event that the Corporation does not provide funding or effect settlement when required to do so hereunder and in accordance with the terms hereof. The Corporation confirms that the Letter of Credit currently held by the Trustee has been issued by a major Canadian chartered bank (the "Bank") in an amount calculated by the Corporation's consulting actuary (who at all times shall be a Fellow of the Canadian Institute of Actuaries) (the "Actuary") in accordance with the provisions of Section 11.5 of this Restated Agreement.

11.3 On each February 1st (the "Anniversary Date"), the Corporation shall request a report from the Actuary as to the amount calculated, as at the next succeeding April 1st (the "Valuation Date"), in accordance with the provisions of Section 11.5 of this Restated Agreement. The Corporation shall provide the Actuary with the data it requires to prepare such report. Upon completion of each such report, the Corporation shall arrange for the Actuary to provide a summary of same to the Trustee.

         Prior to the funding and/or settlement of all of the Obligations in accordance with the terms of this Restated Agreement, the Corporation shall, within forty-five days after the applicable Anniversary Date and in accordance with the terms of the report received from the Actuary:

         (a)      either:

                  (i) arrange for a Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. The replacement Letter of Credit shall be:

                           (A) substantially in the form of the Letter of Credit then held by the Trustee;

                           (B) in an amount calculated by the Actuary as at the applicable Valuation Date in accordance with the provisions of Section 11.5 of this Restated Agreement; and

                           (C) for a term which commences on the date of its issuance and expires one year following the applicable Valuation Date; or

                  (ii) confirm to the Trustee in writing that the Letter of Credit then held by the Trustee will be extended automatically for a further one-year term. The confirmation to the Trustee shall include evidence from the Bank as to any amendment to the applicable Letter of Credit, any such amendment to be consistent with the report prepared by the Actuary as at the applicable Valuation Date; and

         (b) contribute to the Trust an amount equal to twice the fee charged by the Bank in connection with the Letter of Credit extension or replacement, as applicable. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in consideration for the Letter of Credit extension or replacement, as applicable.

         When a replacement Letter of Credit has been provided in accordance with the terms of this Section 11.3, an existing Letter of Credit shall be surrendered and cancelled.

11.4 If, during the term of a Letter of Credit issued pursuant to this Restated Agreement, the Corporation, acting reasonably, concludes that there has been a significant change in the Obligations since the date of the last report prepared by the Actuary pursuant to Section 11.3 of this Restated Agreement, the Corporation shall request a report from the Actuary as to the then current value of the Obligations, calculated in accordance with the provisions of Section 11.5 of this Restated Agreement. Upon receipt of the report, the Corporation shall provide a summary of same to the Trustee and arrange, together with the Trustee, for any required increase or decrease in the amount of the Letter of Credit for the balance of the term of such Letter of Credit. In the event that a replacement Letter of Credit is to be issued in the circumstances described in this Section 11.4, the Corporation and the Trustee shall arrange for such replacement Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. Upon receipt of a replacement Letter of Credit pursuant to this Section 11.4, the Trustee shall surrender for cancellation the Letter of Credit then held by it pursuant to this Restated Agreement and the Trust Agreement.

         In the event that all or any portion of the fee  referred to in Section
         11.3 of this Restated Agreement, is refunded by the Bank as a result of a decrease in the amount of a Letter of Credit pursuant to this Section 11.4, such amount (together with any resulting refundable Tax) shall be received by the Trustee for deposit to the Trust. Upon receipt of an Authorized Instruction (as defined in the Trust Agreement), the Trustee shall pay and transfer such amounts (less any applicable tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Corporation for its sole and exclusive use and benefit.

         In the event that an additional fee is required to be paid to the Bank as a result of an increase in the amount of a Letter of Credit pursuant to this Section 11.4, the Corporation shall contribute to the Trust an amount equal to twice the additional fee. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in payment of its additional fee.

11.5     A Letter of Credit issued pursuant to this Restated Agreement shall:

                  (i)      be an irrevocable standby letter of credit;

                  (ii) obligate the Bank to satisfy demand for payment made by the Trustee in accordance with the terms of this Restated Agreement and the Trust Agreement;

                  (iii)    permit partial drawings; and

                  (iv) provide that the Bank must notify the Trustee on or before thirty days prior to the expiry of a Letter of Credit of any notice of non-extension provided by the Bank to the Corporation.

         The amount of a Letter of Credit pursuant to this Restated Agreement shall be calculated by the Actuary in accordance with the following subparagraphs of this Section 11.5.

         (a) Assuming the lump sum payments referred to in Section 8.1(a) of this Restated Agreement are equal to the amount thereof provided by the Corporation.

         (b) Assuming the service of the Executive will terminate, in accordance with Section 5.1, 6.1, or 7.1 of this Restated
                  Agreement, on the next succeeding March 31st after the Valuation Date (the "Calculation Date").

         (c) Using the Executive's demographic data, including base salary, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

         (d) Using the Yearly Maximum Pensionable Earnings (Y.M.P.E.) used to determine the amount of the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

         (e)      Assuming all Obligations are included.

         (f) Using the actuarial methods, assumptions and calculation methodology described in Schedule "B-2.

         (g) Applying a load of 15% to the amount determined in accordance with subparagraphs (b) through (f) of this Section 11.5 to provide for fluctuations in the Interest Discount Rate,

                  Consumer Price Index and other plan experience during the term of the Letter of Credit, as described in Schedule "B-2".

         (h) Applying a load to one-half of the amount determined in accordance with subparagraphs (a) through (g) of this Section
                  11.5 to provide for the cost associated with the borrowings described in subparagraph (k) of this Section 11.5, as described in Schedule "B-2".

         (i) Including a settlement expense to the amount determined in subparagraph (h), with the aggregate settlement expense allowance for all obligations secured equal to $250,000, or where the Valuation Date is after December 31, 2008, the aggregate settlement expense allowance will be increased at the rate equal to the increase in the Consumer Price Index, as described in Schedule "B-2", plus 1% for each year after 2008.

         (j) Assuming the Obligations will be promptly settled with the Executive upon occurrence of a Designated Event described in
                  Section 1.1(n)(ii).

         (k) Assuming a loan will be secured to permit settlement of the Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2". The cost associated with the borrowings shall be assumed to be paid from the Trust.

         (l)      The liabilities  calculated in accordance  with  subparagraphs
                  (a) through (k) above shall be offset by:

                  (i)      the Refundable Tax Account, if any; and

                  (ii)     the assets contained in the Trust, if any.

11.6     (a)      If an Executive  Benefit Plan  Obligations - Designated  Event
                  shall occur, the Corporation  shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent  report  prepared  by the Actuary  pursuant to
                  Section 11.3 of this Restated  Agreement.  Notwithstanding the
                  foregoing,   if  an  Executive   Benefit  Plan  Obligations  -
                  Designated Event described in Section 1.1(x)(i) and a Change of Control Obligations - Designated Event described in Section
                  1.1(n)(ii) shall occur simultaneously, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in accordance with the provisions of Schedule "B-1".

         (b)      If:

                  (i) the employment of the Executive is terminated by the Corporation for any reason other than as a result of the death, disability or retirement of such Executive; and

                  (ii) such Executive files with the Corporation a written request that it fund the Executive Benefit Plan Obligations,

                  the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 11.3 of this Restated Agreement.

         (c)      Upon the earlier of:

                  (i) learning of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in
                           Section 1.1(x)(v) or (vi) of this Restated Agreement; or

                  (ii) receipt of a written notice of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in any of the other subparagraphs of
                           Section 1.1(x) of this Restated Agreement, which notice has been signed by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation and which notice must, in the case of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(i) of this Restated Agreement, indicate which subparagraph of the definition of "Change of Control" is applicable, the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

                  Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

                  Notwithstanding the foregoing, in the event an Executive Benefit Plan Obligations - Designated Event described in
                  Section 1.1(x)(v) or (vi) of this Restated Agreement has triggered the operation of this Section 11.6 and the failure which gave rise to the occurrence of such Executive Benefit Plan Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this
                  Section 11.6(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Executive Benefit Plan Obligations - Designated Event had not occurred.

         (d) Upon receipt of a written notice of the occurrence of the events described in both subparagraphs (i) and (ii) of Section 11.6(b) of this Restated Agreement (which notice has been signed by the Executive and sworn before a notary public), the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations unless it receives satisfactory proof within nine days of the date of such notice that the Corporation has funded the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

                  Unless the Corporation advises the Trustee in writing that it has funded the Executive Benefit Plan Obligations in accordance with the terms hereof and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw upon that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

         (e) For purposes of determining the required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 11.6, the Trustee shall refer to the most recent report prepared by the Actuary for purposes of this Restated Agreement and, in particular, to the portion of the report dealing with the Executive Benefit Plan Obligations. In preparing the portion of its report respecting Executive Benefit Plan Obligations, the Actuary shall adhere to the following:

                  (i) Assuming that the Executive, if then in active employment, will remain in active employment with the Corporation as an officer until the Calculation Date and that the Executive's employment with the Corporation will terminate on the Calculation Date.

                  (ii) Using the Executive's demographic data, including base salary, actual bonus history, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

                  (iii) Using the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

                  (iv) Assuming the Executive's target bonus percentage remains at the level specified by the Corporation pursuant to subparagraph (ii) above.

                  (v) Assuming only Executive Benefit Plan Obligations are included.

                  (vi) Assuming the payments under the Executive Benefit Plan would be made from the Trust.

                  (vii)    Using  the   actuarial   methods,   assumptions   and
                           calculation methodology described in Schedule "B-2.

                  (viii) Applying loads as described in Schedule "B-2" to the amount determined in accordance with the preceding subparagraphs of this Section 11.6(e) to provide for future contingencies and expenses of the Trust.

                  (ix) Calculating the estimated amount required to settle the Executive Benefit Plan Obligations based on the actuarial methods, assumptions and calculation methodology described in Schedule "B-2", increased by the loads described in the following subparagraph.

                  (x) Applying loads as described in Schedule "B-2" to the amount determined in accordance with subparagraph
                           (ix) to provide for:

                           (A) fluctuations in the Interest Discount Rate and Consumer Price Index during the term of the Letter of Credit; and

                           (B) the cost associated with the loan to be secured as allowed under the Trust Agreement to permit settlement of the Executive Benefit Plan Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2" and shall be applied to one-half of the amount in subparagraph (ix). The cost associated with the borrowings shall be assumed to be paid from the Trust.

                  (xi)     Taking the larger amount for the Executive of:

                           (A) the amount determined in accordance with subparagraphs (i) through (viii), and

                           (B) the amount determined in accordance with subparagraphs (ix) and (x).

                  (xii)    The amount determined in accordance with subparagraph
                           (xi) above shall be offset by:

                           (A)      the Refundable Tax Account, if any;

                           (B)      the assets contained in the Trust, if any.

         (f) In the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof as a result of:

                  (i) the Corporation making an assignment for the benefit of creditors or filing a petition in bankruptcy or becoming insolvent or bankrupt;

                  (ii) a receiver, trustee or liquidator of or for the Corporation being appointed and not being discharged within a period of sixty days;

                  (iii)    a   voluntary   dissolution   or   wind-up   of   the
                           Corporation; or

                  (iv) a sale or disposition of all or substantially all of the assets of the Corporation,

                  and the Executive Benefit Plan has been terminated in connection therewith, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust. For this purpose, the benefit entitlements of each Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

                  Any assets of the Trust remaining  after full  satisfaction of
                  (i) the Executive Benefit Plan Obligations pursuant to the preceding paragraph and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

         (g) In the event the Executive Benefit Plan shall be terminated at any time either in whole or in part in relation to the Executive subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms hereof, then, provided Section 11.6(f) of this Restated Agreement is not otherwise applicable, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust.

                  For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of the termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

                  Any assets of the Trust remaining  after full  satisfaction of
                  (i) the Executive Benefit Plan Obligations and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

         (h)      In the event:

                  (i) of a dispute as to whether a payment to or in respect of the Executive is properly due and payable pursuant to the Executive Benefit Plan; and

                  (ii) such dispute cannot be resolved by the parties thereto within the time frame specified in Section 1.1(x)(vi) of this Restated Agreement,

                  the amount in dispute shall be remitted to the Trustee for deposit to the Trust. Upon final settlement of the dispute, the amount so deposited (together with any earnings, profits and increments thereon and after deduction of any authorized payments allocable thereto, both as determined in accordance with the terms of the Trust Agreement), less any applicable withholding tax which will be remitted as required by the Tax Act, shall be paid to that party to the dispute which is found to be entitled thereto. Prior to such amount being paid out of the Trust in accordance with the terms hereof, the Corporation shall instruct the Actuary to take such amount into account when preparing its report for purposes of this Restated Agreement.

         (i) In the event that a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in an amount determined by the Actuary in accordance with the provisions of Schedule "B-1".

         (j)      Subject  to  Section  11.6(f),  11.6(g)  and  11.6(i)  of this
                  Restated Agreement, in the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof, all or a portion of such Executive Benefit Plan Obligations may, at the discretion of the Corporation, be promptly settled with the Executive.

                  For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan. In such circumstances, the Corporation reserves the right to settle the Executive Benefit Plan Obligations by way of a lump sum payment to the

                  Executive provided that the amount of each such payment is determined by the Actuary in accordance with the assumptions set forth in Schedule "B-1".

11.7     (a)      If  a  Change  of  Control   Obligations  -  Designated  Event
                  described in Section 1.1(n)(i) of this Restated Agreement shall occur, the Corporation shall be required to immediately fund the Change of Control Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section
                  11.3 of this Restated Agreement.

         (b) If a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur, the Corporation shall be required to settle the Change of Control Obligations forthwith in accordance with the provisions of Schedule "B-1", upon receipt by the Corporation of a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A".

         (c)      Upon the earlier of:

                  (i) learning of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement; or

                  (ii) receipt of a written notice of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement, which notice has been signed by the Executive and sworn before a notary public and has annexed thereto a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A", the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Change of Control Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Change of Control
                  Obligations itself in accordance with the terms of this Restated Agreement.

                  Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Change of Control Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

                  Notwithstanding the foregoing, in the event a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement has triggered the operation of this Section 11.7 and the failure which gave rise to the occurrence of such Change of Control Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 11.7(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Change of Control Obligations - Designated Event had not occurred.

         (d) The required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 11.7 shall be determined by the Actuary and shall be the amount determined in accordance with Sections 11.5(a) through (l) of this Restated Agreement offset by the amount determined in accordance with subparagraphs 11.6(e)(i) through (xii) of this Restated Agreement. The settlement amount for purposes of this
                  Section 11.7 shall be determined in accordance with the provisions of Schedule "B-1".

         (e) In the event that the Change of Control Obligations have been funded in accordance with the terms hereof as a result of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii), the Change of Control Obligations shall be promptly settled with the Executive in accordance with the provisions of Schedule "B-1".

11.8 The actuarial methods and assumptions described in Schedule "B-1" and Schedule "B-2" shall be reviewed from time to time. Any amendments to Schedule "B-1" and/or Schedule "B-2" as a result of such review shall be dealt with in accordance with Section 13.6.

11.9 The Trustee shall surrender the Letter of Credit to the Corporation for cancellation upon the earliest of:

         (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive directing surrender of the Letter of Credit;

         (b) receipt by the Trustee of a written direction signed by the Corporation confirming that it has funded and/or settled the Obligations in accordance with the terms hereof, together with evidence which is satisfactory to the Trustee that such funding and/or settlement has occurred; and

         (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that the Corporation has no remaining Obligations to the Executive and that a copy of such written direction has been provided to the Executive.

11.10    The Trust shall be terminated by the Trustee upon the earliest of:

         (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive confirming the termination of the Trust;

         (b) the entire depletion of the Trust Fund through payments pursuant to the terms of the Trust Agreement, in the event that such depletion occurs subsequent to the funding of the Obligations in accordance with the terms of this Restated Agreement; and

         (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that a copy of such written direction has been provided to the Executive.

         Upon the termination of the Trust, any assets of the Trust which remain after the satisfaction of any remaining Obligations of the Corporation to the Executive shall be returned to the Corporation.

11.11 The Corporation and the Executive hereby acknowledge that the Corporation is entering into agreements similar to this Restated Agreement with certain of its other executives and that the Corporation may, at its sole discretion, arrange for one or more Letters of Credit to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Letter of Credit is obtained to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to a "Letter of Credit" in this Restated Agreement shall be read as references to that portion of such Letter of Credit which is referable to the responsibilities of the Corporation to the Executive.

         The Corporation and the Executive also acknowledge that the Corporation may, at its sole discretion, enter into one or more Trust Agreements to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Trust Agreement is entered into to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to "Trust", "Trust Agreement", "Trustee" and "Refundable Tax Account" in this Restated Agreement shall be read with such modifications as may be necessary in the context.

11.12 At the discretion of the Corporation and subject to the provisions of applicable law, in the event that all or a portion of the Obligations are funded in accordance with Article 11 hereof and an actuarial surplus (determined by actuarial valuation in accordance with the terms of the report prepared as at the immediately preceding Valuation Date in accordance with Section 11.3 of this Restated Agreement) arises as a result thereof:


         (a) all or a portion of such actuarial surplus may be used in the determination of or to reduce the funding otherwise required to be provided by the Corporation hereunder; or


         (b) any surplus assets may, to the extent that they exceed 110% of the amount required to fund that portion of the Obligations which has been funded (as determined by the report prepared as at the immediately preceding Valuation Date in accordance with
                  Section 11.3 of this Restated Agreement) be returned to the Corporation.


                                   ARTICLE 12
                              EXPEDITED ARBITRATION
                              ---------------------

12.1 If, pursuant to Section 7.1 of this Restated Agreement, the Executive provides written notice of the Executive's intention to terminate the Executive's employment for Good Reason, and the Corporation believes that there is no Good Reason, or, alternatively, if, pursuant to
         Section 4.1 of this Restated Agreement, the Corporation provides written notice of its intention to terminate the Executive's employment for Just Cause and the Executive believes there is no Just Cause, the Corporation or the Executive, as applicable, shall, within ten (10) days of having been provided such notice, provide written notice ("Notice of Dispute") to the other Party of the dispute (the "Dispute").

12.2 The Parties agree that any and all Disputes under Section 12.1 of this Restated Agreement will be resolved by way of a single Arbitrator.

12.3     (a)      Within  fifteen  (15)  days  of  provision  of the  Notice  of
                  Dispute,  the  Parties  shall agree upon and appoint a neutral
                  Arbitrator from the then current roster maintained by the Alberta Mediation and Arbitration Society to act as Arbitrator of the Dispute; or

         (b) If no person acceptable to both Parties has been agreed upon and appointed within fifteen (15) days, then either Party may make immediate application to the Court of Queen's Bench of Alberta, Judicial District of Calgary, to have an Arbitrator appointed.

12.4 The Parties acknowledge and agree that the purpose of this Article 12 is to avoid delays and facilitate resolution of the Dispute in a just, speedy and cost-effective manner.

12.5 Consistent with the expedited nature of arbitration, the Arbitrator will direct and control the scope and timing of the exchange of information between the Parties and will take such steps as the Arbitrator deems necessary to achieve a just, speedy and cost-effective resolution of the Dispute. The Arbitrator has the exclusive right and power to resolve all issues related to the exchange of information in the arbitration process.

12.6 The Parties agree that the Arbitrator is only authorized to determine whether the Executive had Good Reason for terminating the Executive's employment, or alternatively, whether the Corporation had Just Cause to terminate the Executive's employment.

12.7 A hearing will occur within forty-five (45) days of the appointment of the Arbitrator (the "Hearing"). The time of the Hearing (the "Hearing Date") will be scheduled by the Arbitrator after consultation with the Parties. The Hearing will be governed by the rules set out in the ARBITRATION ACT S.A. 1991, c.A-43, as modified by the Arbitrator in the interests of achieving a just, speedy and cost-effective resolution of the Dispute. The Arbitrator may require written submissions of fact in the Dispute to be provided seven (7) days before the Hearing Date.

12.8 The Arbitrator will use best efforts to provide a written decision within seven (7) days of the conclusion of the Hearing.

12.9 The Parties agree that the decision of the Arbitrator will be final and binding upon the Parties.


                                   ARTICLE 13
                                     GENERAL
                                     -------

13.1 The headings of the Articles and paragraphs in this Restated Agreement are inserted for convenience only and shall not affect the meaning or construction of this Restated Agreement.

13.2     This  Restated   Agreement   shall  be  construed  and  interpreted  in
         accordance with the laws of the Province of Alberta and the federal laws of Canada as applicable therein.

13.3 If any provision of this Restated Agreement is determined to be void or unenforceable in whole or in part, it shall be and be deemed to be severed from this Restated Agreement without affecting or impairing the validity of any other provision herein.

13.4 Any notice required or permitted to be given under this Restated Agreement shall be in writing and shall be properly given if delivered by hand delivery or mail or other form of electronic communication capable of transmission confirmation to the following address:

         a.       IN THE CASE OF THE CORPORATION TO:
                  ----------------------------------

                  Nexen Inc.
                  801 - 7th Avenue S.W.
                  Calgary, AB  T2P 3P7
                  Attention:  General Manager, Compensation and Benefits

         b.       IN THE CASE OF THE EXECUTIVE TO:
                  --------------------------------

                  the last address of the Executive in the records of the Corporation or to such other address as the Parties may from time to time specify by notice given in accordance herewith.

13.5 This Restated Agreement shall enure to the benefit of and be binding upon the Executive and the Executive's heirs, executors and administrators and upon the Corporation and its successors and assigns.

13.6 This Restated Agreement constitutes the entire agreement relating to the respective rights and obligations of the Parties upon the occurrence of a Change of Control. No amendment or waiver of this Restated Agreement shall be binding unless executed in writing by the Parties.

         Notwithstanding the foregoing,

         (a) any amendment to Article 11 of this Restated Agreement, Schedule "B-1" or Schedule "B-2" which is required to ensure that the balance remaining in the Trust after the required tax has been withheld and remitted to the Canada Revenue Agency is sufficient to satisfy the fee levied by the Bank in connection with the issuance of a Letter of Credit may be made by the Corporation without the prior written approval of the Executive; and

         (b) the Corporation may amend, modify or waive Article 11 of this Restated Agreement, Schedule "B-1" and Schedule "B-2" in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable without obtaining the approval of the Executive, provided that such amendment, modification or waiver, as the case may be, does not adversely affect the securitization in accordance with the terms hereof of those Obligations which have accrued up to the date of such amendment, modification or waiver, as the case may be.

13.7 The Parties agree that the rights, entitlements and benefits set out in this Restated Agreement to be paid to the Executive upon a Change of Control shall be in full satisfaction of all rights of the Executive under applicable law in effect from time to time as a result thereof.

13.8 Neither Party can waive or shall be deemed to have waived any right it has under this Restated Agreement except to the extent that such waiver is in writing.

13.9 Nothing contained in this Restated Agreement shall be construed as limiting the ability of the Corporation to amend, modify or terminate the Executive Benefit Plan in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable.

The Parties have executed this Restated Agreement effective the date first written above.


                                           NEXEN INC.


                                           Per: (signed)
                                                --------------------------------

                                           Per: (signed)
                                                --------------------------------


SIGNED, SEALED & DELIVERED
in the presence of


(signed)                                   (signed)
-------------------------------            -------------------------------------
WITNESS                                    CHARLES W. FISCHER

                                  SCHEDULE "A"
                                  ------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

In order to receive the entitlements referred to in the Article 8 of this Restated Agreement, the Executive shall execute the attached Release, fully releasing the Corporation from all further claims in relation to the Executive's employment or Employment Benefits and the termination thereof upon payment of the remuneration and benefits referred to in Article 8 of this Restated Agreement. The attached Release shall not, however, require that the Executive relinquish or release any rights to indemnity which the Executive may, as an officer or director of the Corporation or any of its Affiliates, Associates and Subsidiaries, have as against the Corporation or any of its Affiliates, Associates and Subsidiaries, for costs, charges and expenses reasonably incurred by the Executive in respect of any civil, criminal or administrative action or proceeding to which the Executive is made a party by reason of being or having been a director or officer of the Corporation or any of its Affiliates, Associates and Subsidiaries, where:

         (a) the Executive has acted honestly and in good faith with a view to the best interests of the Corporation or any of its Affiliates, Associates and Subsidiaries; and

         (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, the Executive had reasonable grounds for believing the Executive's conduct was lawful.

                                  FINAL RELEASE
                                  -------------

KNOW ALL MEN BY THESE PRESENTS that I, CHARLES W. FISCHER, of the City of Calgary, in the Province of Alberta, in consideration of the amounts provided in that certain Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements (the "Restated Agreement") dated as of the ______ day of ____________, 2008 between myself and NEXEN INC. and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do for myself, my executors and assigns hereby remise, release and forever discharge the Corporation, and any associated, affiliated, predecessor or parent corporation of the Corporation and their present and former directors, officers, agents and employees (the "Releasees"), including each of their respective successors, heirs, administrators and assigns, from all manner of actions, causes of action, debts, obligations, covenants, claims or demands, whatsoever which I may ever have had, now have, or can, shall or may hereafter have against the Releasees or any of them, by reason of or arising out of any cause, matter or thing whatsoever done, occurring or existing up to and including the present date and, in particular, without in any way restricting the generality of the foregoing, in respect of all claims of any nature whatsoever, past, present or future, directly or indirectly related to or arising out of or in connection with my relationship with the Releasees, as an employee, officer or director, and the termination of my employment from the Corporation including, but not limited to, any claims related to any entitlement I may have or may have had to any payment or claim either at common law or under the EMPLOYMENT STANDARDS CODE, HUMAN RIGHTS, CITIZENSHIP AND MULTICULTURALISM ACT or any other applicable legislation governing or related to my employment with the Releasees.


AND FOR THE SAID CONSIDERATION, I, CHARLES W. FISCHER, represent and warrant that I have not assigned to any person, firm or corporation any of the actions, causes of action, claims, suits, executions or demands which I release by this Release, or with respect to which I agree not to make any claim or take any proceeding herein.


IT IS FURTHER ACKNOWLEDGED that the payment to me includes full compensation and consideration for the loss of my employment benefits, as provided by the Releasees, and that all of my employment benefits and privileges shall cease on the date of termination of my employment, except as otherwise expressly provided in the Restated Agreement. I further acknowledge that I have received all benefits due to me and have no further claim against the Releasees for such benefits. I further accept sole responsibility to replace such benefits which I wish to continue or to exercise conversion privileges where applicable with respect to such benefits and, in particular any life insurance and long-term disability benefits. In the event that I become disabled following termination of my employment, I covenant not to sue the Releasees for insurance or other benefits or loss of same and hereby release the Releasees from any and all further obligations or liabilities arising therefrom.


Notwithstanding anything contained herein, this Release shall not extend to or affect, or constitute a release of, my right to sue, claim against or recover from the Releasees and shall not constitute an agreement to refrain from bringing, taking or maintaining any action against the Releasees in respect of:


                  (a) any corporate indemnity existing by statute, contract or pursuant to any of the constating documents of the Corporation provided in my favour in respect of my having acted at any time as a director, officer or both of the Corporation;


                  (b) my entitlement to any insurance maintained for the benefit or protection of the directors and/or officers of the Corporation, including without limitation, directors' and officers' liability insurance; or


                  (c) my entitlement to any amounts or compensation due to me under the terms of my employment pursuant to the Restated Agreement.


IT IS HEREBY AGREED that the terms of the Restated Agreement and of this Release will be kept confidential. No party hereto shall communicate any such terms to any third party under any circumstances whatsoever, excepting any necessary communication with my legal and financial advisors, as required, on the express condition that they maintain the confidentiality thereof, and any disclosure which is required by law, although either party shall be at liberty to disclose to third parties that a mutually acceptable Release was agreed upon. The invalidity and unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

I HEREBY DECLARE that I have read all of this Release, fully understand the terms of this Release and voluntarily accept the consideration stated herein as the sole consideration for this Release for the purpose of making a full and final settlement with the Releasees. I further acknowledge and confirm that I have been given an adequate period of time to obtain independent legal counsel regarding the meaning and the significance of the terms herein and the covenants mutually exchanged.


IT IS HEREBY AGREED THAT as a term of the termination of my employment from the Corporation, and in consideration of the amount noted above, I hereby resign as officer and director of the Corporation and its affiliates.


IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________ in the year _________.




-------------------------------------
CHARLES W. FISCHER



-------------------------------------
WITNESS (signature)



-------------------------------------
WITNESS (print name)

                                 SCHEDULE "B-1"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS
          METHODOLOGY AND ASSUMPTIONS FOR DETERMINING SETTLEMENT VALUE


PURPOSE

In accordance with the terms of the Restated Agreement, the purpose of this Schedule "B-1" is to outline the calculation approach such that, after tax has been paid on a lump sum settlement value, the remaining balance is intended to be sufficient to provide after-tax monthly payments equivalent to the after-tax monthly payments the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement.



OVERVIEW FOR DEFINED BENEFIT PENSION

The following outlines the actuarial methods, assumptions and calculation process to be used in determining the lump sum settlement value of the defined benefit pension entitlements under the Executive Benefit Plan when settlement occurs in accordance with Section 11 of the Restated Agreement. Section 300 of the Income Tax Regulations establishes the procedure applicable in using an after-tax lump sum to purchase a prescribed annuity:

1. A prescribed annuity payment consists of two components: (a) the deemed capital element of the annuity payment on which no tax is payable, and
         (b) the deemed non-capital portion of the annuity payment which is taxed at the marginal rate.

2. The capital portion of each future annuity payment is considered to be a return of the original after-tax lump sum amount.

3. The non-capital portion of each annuity payment is assumed to be provided by the investment return on the original after-tax lump sum amount and has therefore not yet been taxed.

4. A constant percentage of each future payment is deemed to be a return of the original lump sum capital.

CALCULATION METHODOLOGY

1.       Equivalent after-tax payments:

a. Determine initial gross annual pension entitlement under the Executive Benefit Plan.

b. Determine after-tax annual pension entitlement under the Executive Benefit Plan based on Individual Tax Rate as defined in Schedule "B-1".

c. Determine the capital element based on the non-indexed present value of the pension payments divided by life expectancy.

d. Determine the monthly payment which provides an after-tax pension equal to the after-tax pension determined in 1.b. above in accordance with the prescribed annuity methodology.

2.       Present value of periodic payments from 1. above:

a. Determine the present value of the pension determined in 1.d. above using the assumptions described below in this Schedule "B-1". For greater certainty, the value of the post-retirement indexation is to be reflected in determining the present value of the accrued pension entitlement in respect of post-1992 service, and any accrued pension in respect of service granted during the Severance Period.

3.       Tax adjustment:

a. Gross-up the present value determined in 2.a. above to reflect the tax assumed to be required to be paid on the lump sum.

b. Gross-up the amount determined in 3.a. above to reflect the tax assumed to be required to be paid on investment earnings in respect of the lump sum payment during the deferral period prior to assumed pension commencement, if any.

4.       Equivalent present value after tax as the after-tax monthly payments:

a. The amount determined in 3.b. above shall be the lump sum settlement value of the Executive's pension entitlement.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,  rounded  down  to  next
                                           lower 0.5.

--  after assumed pension commencement     Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,  rounded  down  to  next
                                           lower 0.5,

                                           less
                                           assumed  escalation of pensions after
                                           retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,

                                           less

                                           Yield  on  long-term   Government  of
                                           Canada Real Return bonds as published
                                           in  the   Bank  of   Canada   Review,
                                           described  in CANSIM  series  V122553
                                           (or a successor  series) for the last
                                           trading  Wednesday  at the end of the
                                           month immediately  preceding the date
                                           of calculation.

                                           The result of the  difference is then
                                           rounded up to the next highest 0.5% .

Escalation of Pensions After Retirement:   75% of CPI, less 1% (minimum increase
                                           25% of CPI). Applies only to benefits
                                           accrued  for service  after  December
                                           31, 1992.

Mortality:

--  for life expectancy                    1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected to 15 years beyond the date
                                           of termination.

--  for present values

       o  prior to assumed pension         Nil.
          commencement

       o  after assumed pension            1994  Uninsured  Pensioner  Mortality
          commencement                     Table  with  mortality   improvements
                                           projected 15 years beyond the date of
                                           termination.

Marital Status:                            Actual status at date of termination.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual  marginal tax rate
                                           for employee's province of employment
                                           at the date of termination.

                                 SCHEDULE "B-2"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

METHODOLOGY AND ASSUMPTIONS FOR DETERMINING THE AMOUNT TO BE SECURED OR FUNDED IN ACCORDANCE WITH SECTION 11 BASED ON THE METHODOLOGY DESCRIBED IN SCHEDULE "B-1"


PURPOSE

The purpose of this Schedule "B-2" is to provide the actuarial methodology and assumptions for determining the amount to be secured or funded in accordance with Section 11 of the Restated Agreement.

METHODOLOGY

The settlement methodology is described in Schedule B-1.

The funding methodology applicable to the Executive Benefit Plan Obligations is based on the following:

1. Estimate the accrued pension payable from the Executive Benefit Plan as at the Valuation Date.

2. Assume that the assets of the plan are to be invested in long term Government of Canada bonds and subject to the 50% refundable tax applicable to retirement compensation arrangements.

3.       Determine the present value of the amounts in 1 through 2 above.

4. Estimate the settlement value that could be paid in accordance with the methodology and assumptions described in Schedule B-1.

5. The funding amount in respect of the Executive Benefit Plan Obligations shall be the greater of the amount determined in accordance with 1 through 3 above and the amount in 4 above.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date, rounded down to next lower 0.5.

--  after assumed pension commencement     Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date,  rounded down to next lower 0.5
                                           , less assumed escalation of pensions
                                           after retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date,

                                           less

                                           Yield  on  long-term   Government  of
                                           Canada Real Return bonds as published
                                           in  the   Bank  of   Canada   Review,
                                           described  in CANSIM  series  V122553
                                           (or a successor  series) for the last
                                           trading  Wednesday  at the end of the
                                           month   immediately   preceding   the
                                           Anniversary Date.

                                           The result of the  difference is then
                                           rounded up to the next highest 0.5%.

Escalation of Pensions After Retirement:   75% of CPI, less 1% (minimum increase
                                           25% of CPI). Applies only to benefits
                                           accrued  for service  after  December
                                           31, 1992.

Mortality:

-- for life expectancy                     1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected  to  15  years  beyond  the
                                           Calculation Date.

-- for present values

    o  prior to assumed pension            Nil.
       commencement

    o  after assumed pension               1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected   15   years   beyond   the
                                           Calculation Date.

Marital Status:                           Actual status at the Anniversary.

Age of Spouse:                            Based on actual date of birth.

Individual Tax Rate:                      Maximum individual  marginal tax rate
                                          for employee's province of employment
                                          at the Anniversary Date

Bonus:                                    Target  bonus % applied to the salary
                                          rate at the Valuation Date

Investment return:                        Yield  on  long-term   Government  of
                                          Canada bonds as published in the Bank
                                          of Canada Review, described in CANSIM
                                          series   V122544   (or  a   successor
                                          series)   for   the   last    trading
                                          Wednesday  at the  end  of the  month
                                          immediately preceding the Anniversary
                                          Date rounded down to next lower 0.5%,
                                          and then divided by 2

Decrements:                               None assumed prior to Calculation Date

Eligibility for Pensions:                 100% vested

Pension Commencement Age:

--   eligible for subsidized early        Payable  at  the  completion  of  the
     retirement on the Calculation Date   Severance  Period.   Payable  at  the
     (i.e., age 55 and 10 years of        Calculation   Date  for  purposes  of
     continuous service)                  determining the amount required under
                                          Section 11.6(e).

--   not eligible for early retirement    Deferred  to age 60 or the end of the
     on the Calculation Date              Severance Period if later. Payable at
                                          age 60 for  purposes  of  determining
                                          the  amount  required  under  Section
                                          11.6(e).


Fluctuation reserve (1)                   15% of the pension obligations

Cost of borrowing to settle               Yield  on  one  month  Government  of
the obligations:                          Canada Treasury Bills as published in
                                          the Bank of Canada Review,  described
                                          in  CANSIM   series   V122529  (or  a
                                          successor   series)   for  the   last
                                          trading  Wednesday  at the end of the
                                          month   immediately   preceding   the
                                          Anniversary  Date,  rounded up to the
                                          next higher 0.25%, plus 1.50%

--------------------------------------------------------------------------------
NOTES:

(1) Referred to by Section 11.5(g), Section 11.6(e)(viii) and 11.6(e)(x). The 15% load is intended to provide a reserve for a potential decrease in the Interest Discount Rate in combination with potential increases in the Consumer Price Index for an aggregate change of 1.0%.

                                  SCHEDULE "C"
                                  ------------

               AMENDED AND RESTATED AGREEMENT RESPECTING CHANGE OF
                 CONTROL AND EXECUTIVE BENEFIT PLAN ENTITLEMENTS

                    ESTIMATED(1) ENTITLEMENT TO COMPENSATION
                 PURSUANT TO ARTICLE 8 OF THE RESTATED AGREEMENT

-------------------------------------------------------------------------------
EMPLOYEE - CHARLES W. FISCHER
-------------------------------------------------------------------------------
Base Salary                                                         $4,095,000
-------------------------------------------------------------------------------
Bonus Target Value                                                  $3,276,000
-------------------------------------------------------------------------------
Benefits Uplift                                                       $532,350
-------------------------------------------------------------------------------
Car Allowance                                                          $93,600
-------------------------------------------------------------------------------
Savings Plan                                                          $245,700
-------------------------------------------------------------------------------
Financial Counselling Services                                         $10,500
-------------------------------------------------------------------------------
Security Monitoring Services                                            $2,400
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

TOTAL VALUE                                                          $8,255,550
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ADDITIONAL LUMP SUM SETTLEMENT VALUE OF PENSION(2)                 $11,225,692
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TOTAL ESTIMATED ENTITLEMENT                                        $19,481,242
-------------------------------------------------------------------------------

In addition to the above, Section 8.1(c) of the Restated Agreement provides for Executive Outplacement counselling to be provided by a firm selected by the Executive, at a cost to the Corporation not to exceed $25,000.

IN ADDITION to the above pension entitlement under the Agreement, the Executive has the following pension entitlements under the Registered Pension Plan and Executive Benefit Plan. As is the case with the figures shown above, these values are estimated values (as of April 1, 2008) and are for illustrative purposes only. Actual values will be calculated as of the date of the entitlement or payment in accordance with the Registered Pension Plan and the Executive Benefit Plan, respectively, and therefore may be subject to change.

o   Accrued Annual Defined Benefit Pension Entitlement
    (Registered Pension Plan)(3)                                         $30,341

o   Estimated Lump Sum Value of Executive Benefit Plan(4)            $13,033,649




--------------------------
(1) As stated in Section 8.1 of the Restated Agreement, the above calculations represent only the current estimated value (as of April 1, 2008) of the Executive's entitlement to compensation upon a Change of Control. Accordingly, the above calculations are for illustrative purposes only.

(2)      Calculated in accordance with Section 8.1(b) of the Restated Agreement.

         -  Adjustment to EBP lump sum value to reflect settlement $5,163,010.

         - Additional settlement value of pension accrued during the severance period upon a change of control $6,062,682.

(3)      Benefit payable immediately at April 1, 2008

(4) Based on the Standards of Practice for Determining Pension Commuted Values approved by the Canadian Institute of Actuaries using rates applicable for April 2008 terminations, as well as actual gender, marital status, and spouse's date of birth.

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

This amended and restated agreement respecting change of control and executive benefit plan entitlements made as of the 17th day of September, 2008.


BETWEEN:

                    NEXEN INC., a corporation incorporated under the laws of Canada

                                  (hereinafter referred to as the "Corporation")

                                     - and -

                    MARVIN F. ROMANOW

                                    (hereinafter referred to as the "Executive")

RECITALS:

1. The Executive, as Executive Vice President and Chief Financial Officer ("CFO") of the Corporation, is considered by the Board to be an essential officer and employee of the Corporation, who is both integral to the operation and development of the Corporation, and has acquired outstanding skills, unique experience and possesses an extensive background in, and knowledge of, the Corporation's business, operations and the industry in which it is engaged.

2. In the event of a Change of Control, there is a possibility that the employment of the Executive would be terminated without just cause or adversely modified and the Executive has expressed concern in that regard to the Corporation.

3. The Board recognizes that it is essential and in the best interests of the Corporation and its shareholders that the Corporation retain the continued dedication of the Executive to the Executive's office and the Executive's employment during the uncertain period prior to, during and following a Change of Control.

4. The Board further believes that the past service of the Executive and the Executive's integral role in the development and operation of the Corporation requires that the Corporation ensure that in the event of a Change of Control the Executive is treated in a manner that is fair, reasonable, consistent with industry standards and in the best interests of the Corporation.

5. The Corporation and the Executive entered into a Change of Control Agreement on October 22, 1999, which was amended by an Amending Agreement dated December 25, 2000 (collectively the "Original Agreement") to agree on the terms and conditions which would govern the termination or modification of the employment of the Executive following a Change of Control.

6. The Original Agreement was replaced and superseded by an Amended and Restated Change of Control Agreement on January 9, 2002, which was amended by an Amending Agreement dated May 30, 2003 (collectively, the "Current Agreement") which, among other matters, detailed the Corporation's security and funding obligations in respect of the Change of Control Obligations (as hereinafter defined), provided for the securitization and funding of the Executive Benefit Plan Obligations (as hereinafter defined) and provided for the cessation of the Executive's coverage under the Statement of Company Procedure Regarding the Securitization of Nexen Inc. Restated Executive Benefit Plan, as amended or replaced from time to time (the "Securitization Procedure").

7. The Corporation and the Executive wish to amend the Current Agreement as herein provided and, in doing so, wish to restate the Current Agreement as herein amended (the "Restated Agreement").

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Restated Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

1.1    In this Restated Agreement, the following terms shall mean as follows:

       (a) "ACTING JOINTLY OR IN CONCERT" for the purposes of this Restated Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person for the purpose of acquiring, offering to acquire, or voting any Common Shares of the Corporation (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of business).

       (b) "ACTUARY" has the meaning referred to in Section 11.2 of this Restated Agreement.

       (c) "AFFILIATE" and "ASSOCIATE" have the meaning ascribed to such terms in National Instrument 45-106.

       (d) "ANNIVERSARY DATE" has the meaning referred to in Section 11.3 of this Restated Agreement.

       (e) "ANNUAL BASE SALARY" means the annual base salary of the Executive payable by the Corporation at the end of the month immediately preceding the Date of Termination.

       (f) "ANNUAL TARGET BONUS" means the Executive's annual target bonus as determined by the Board to be in effect for the calendar year in which a Change of Control occurs.

       (g) "BANK" has the meaning referred to in Section 11.2 of this Restated Agreement.

       (h) "BENEFICIAL OWNER" for the purposes of this Restated Agreement, a Person shall be deemed to be the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN":

              (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

              (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has a right to acquire
                     (i) upon the exercise of any Convertible Securities or (ii) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately within a period of sixty (60) days thereafter and whether or not on condition or the happening of any contingency, (other than (a) customary agreements with and between underwriters and banking group and selling group members with respect to the distribution to the public or pursuant to a private placement of securities, or (b) pursuant to a pledge of securities in the ordinary course of business); and

              (iii) any securities which are Beneficially Owned within the meaning of clauses (a) or (b) above by any other Person with which such Person is Acting Jointly or in Concert,

              provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of or to "Beneficially Own" any security where such Person is the registered holder of securities as a result of carrying on the business of or acting as nominee for a securities depository.

              For purposes of this Restated Agreement, the percentage of Common Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

              100 x A/B

              Where:

              A  =  the  number  of  votes  for the  election  of all  directors generally attaching to the Common Shares Beneficially Owned by such Person; and

              B  =  the  number  of  votes  for the  election  of all  directors generally attaching to all outstanding Common Shares.

              For the purposes of the foregoing formula, where a Person Beneficially Owns unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

       (i) "BOARD" means the Board of Directors of the Corporation as constituted from time to time.

       (j) "CBCA" means the Canada Business Corporations Act, as amended from time to time, and any successor legislation thereto.

       (k) "CALCULATION DATE" has the meaning referred to in Section 11.5 of this Restated Agreement.

       (l)    "CHANGE OF CONTROL" means the occurrence of any of:

              (i) the purchase or acquisition of any Common Shares or Convertible Securities by a Beneficial Owner which results in the Beneficial Owner owning, or exercising control or direction over, Common Shares or Convertible Securities such that, assuming only the conversion of Convertible
                     Securities  Beneficially  Owned or over  which  control  or direction is exercised by the Beneficial Owner, the Beneficial Owner would own, or exercise control or direction over, Common Shares carrying the right to cast more than thirty-five percent (35%) of the votes attaching to all Common Shares; or

              (ii) the substantial completion of: (i) the liquidation, dissolution or winding-up of the Corporation; or (ii) the sale, lease or other disposition of all or substantially all of the assets of the Corporation; or

              (iii) a situation in which individuals who were members of the Board immediately prior to:

                     (A) a meeting of the shareholders of the Corporation involving a contest for, or an item of business relating to, the election of directors; or

                     (B) an amalgamation, arrangement, merger or other consolidation or combination of the Corporation with another Person, shall not constitute a majority of the Board following such election or transaction; or

              (iv) the completion of any transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraphs (i), (ii) or (iii) above; or

              (v) a determination by the Board that, for the purposes of this Restated Agreement, a Change of Control has occurred or is imminent.

       (m) "CHANGE OF CONTROL OBLIGATIONS" means the Company's obligations to make the lump sum payments described in Section 8.1 of this Restated Agreement to the Executive.

       (n) A "CHANGE OF CONTROL OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

              (i) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement; or

              (ii)   the Executive's employment is terminated in accordance with
                     Section 5.1, 6.1 or 7.1 of this Restated Agreement.

       (o)    "COMMON SHARES" means the common shares of the Corporation.

       (p)    "CONVERTIBLE SECURITIES" means:

              (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; or

              (ii) any security issued by the Corporation from time to time (other than the rights issued pursuant to a shareholders' rights protection plan, if any) carrying any exercise, conversion or exchange right, which is then exercisable or exercisable  within a period of sixty
              (60) days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of sixty (60) days from that time and whether or not on condition or the happening of any contingency).

       (q) "DATE OF TERMINATION" means the date upon which the Executive's employment is terminated pursuant to Section 4.1, 5.1, 6.1 or 7.1 of this Restated Agreement. For greater clarity, the Date of Termination means the date upon which the Corporation provides the Executive with written, verbal or other notice that the Executive's employment has been or will be terminated pursuant to
              Section 4.1
              or 6.1 of this Restated Agreement or the date upon which the Executive provides the Corporation with written notice terminating the Executive's employment pursuant to Section 4.1 or 5.1 or for Good Reason pursuant to Section 7.1.

       (r) "DISABILITY" means, where due to a physical or mental condition, the Executive is rendered totally and permanently unable to perform the Executive's duties for a consecutive period of two (2) years or more during which the Executive has been in receipt of long term disability insurance benefits from the insurance carrier normally utilized by the Corporation.

       (s) "DISPUTE" has the meaning referred to in Section 12.1 of this Restated Agreement.

       (t) "EFFECTIVE DATE" means the date upon which a Change of Control occurs.

       (u) "EMPLOYMENT BENEFITS" means the employment benefits to which the Executive is entitled by virtue of any written, oral or implied agreement with the Corporation. For the purposes of this Restated Agreement, "Employment Benefits" shall include, but is not limited to, the following:

              (i) the Executive's entitlement to any dental or general medical care;

              (ii) the Executive's entitlement to receive long term disability benefits from the insurance carrier normally utilized by the Corporation;

              (iii) the Executive's entitlement to pension benefits under the terms of any pension plan with the Corporation;

              (iv) the Executive's entitlement to a monthly car allowance from the Corporation;

              (v)    the  Executive's   entitlement  to   contributions  by  the
                     Corporation to the Corporation's savings plan;

              (vi) the Executive's entitlement to receive from the Corporation financial counseling services, at a cost of $3,500.00 per year (or as the same may be increased from time to time by the Corporation); and

              (vii) the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence.

       (v) "EXECUTIVE BENEFIT PLAN" has the meaning referred to in Section 8.1(b) of this Restated Agreement.

       (w) "EXECUTIVE BENEFIT PLAN OBLIGATIONS" means the Corporation's outstanding obligations under the Executive Benefit Plan to the Executive.

       (x) An "EXECUTIVE BENEFIT PLAN OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

              (i)    a Change of Control occurs;

              (ii) the Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or becomes insolvent or bankrupt;

              (iii) a receiver, trustee or liquidator of or for the Corporation is appointed and is not discharged within a period of sixty days;

              (iv) the net worth of the Corporation, described as shareholder equity in the consolidated financial statements of the Corporation as disclosed in the annual and quarterly consolidated financial statements of the Corporation, is less than $400 million;

              (v) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement;

              (vi) the Executive has provided written notification to the Trustee and to the Corporation of the failure by the Corporation to pay any amount owed to or in respect of the Executive under the Executive Benefit Plan within thirty days of the due date specified in the Executive Benefit Plan (together with a statement of the amount due and owing) either to the person entitled thereto pursuant to the Executive Benefit Plan or to the Trust in accordance with the provisions of Section 11.6(h); or

              (vii) at any time the Board adopts a resolution to the effect that, for purposes of this Restated Agreement, an Executive Benefit Plan Obligations - Designated Event has occurred or is imminent.

       (y) "GOOD REASON" means any of the following, unless the Executive shall have given the Executive's express written consent thereto:

              (i) INCONSISTENT DUTIES. The assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or a material alteration in the nature or status of the Executive's responsibilities or duties or reporting relationship from those in effect immediately prior to a Change of Control;

              (ii) REDUCED SALARY. A reduction by the Corporation in the Executive's Annual Base Salary in effect on the Effective Date or as the same may be increased thereafter from time to time or the failure by the Corporation to grant the Executive salary increases at a rate commensurate with the increases accorded to other executives of the Corporation;

              (iii) RELOCATION. The Corporation requiring the Executive to be based anywhere other than where the Executive is based at the time a Change of Control occurs, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations in the ordinary course of business immediately prior to a Change of Control;

              (iv) INCENTIVE COMPENSATION PLANS. The failure by the Corporation to continue in effect any incentive compensation plan in which the Executive participates, including, but not limited to, the Incentive Compensation Plan or the Stock Option Plan or any other similar plans adopted prior to a Change of Control, unless the Executive is eligible to participate in, and is entitled to the opportunity to receive a comparable level of benefits under, an ongoing, substitute or alternative plan (it being understood that the manner or method of payment and the form of consideration need not be the same as existed in the original plans); or the failure by the Corporation to continue the Executive's participation therein on at least as favourable a basis, both in terms of the amount of benefits available to the Executive and the level of the Executive's participation relative to other participants, as existed at the time a Change of Control occurs;

              (v) EMPLOYMENT BENEFITS AND PERQUISITES. The failure by the Corporation to continue to provide the Executive with Employment Benefits at least as favourable as those enjoyed by the Executive immediately prior to a Change of Control, including any pension plan, benefit plan or any retirement arrangement established for the Executive, or any of the Corporation's life insurance, medical, health and accident, disability or savings plans in which the Executive was participating at the time a Change of Control occurs; the taking of any action by the Corporation that would directly or indirectly materially reduce any such benefits or deprive the Executive of any material perquisite enjoyed by the Executive at the time a Change of Control occurs, including, without limitation and to the extent applicable, the use of a car, aircraft, secretarial services, office space, telephones, computer facilities, expense reimbursement, financial counselling, and professional fees and club dues reimbursement; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation practice in effect at the time a Change of Control occurs;

              (vi) NO ASSUMPTION BY SUCCESSOR. The failure of the Corporation to obtain a satisfactory agreement from a successor to assume and agree to perform this Restated Agreement. Alternatively, if the business or undertaking in connection with which the Executive's services are principally performed is sold at any time after a Change of Control occurs, and the Executive's employment is transferred as a result, the failure or refusal of the purchaser of such business or undertaking to provide the Executive with the same or a comparable position, duties, compensation and benefits, as described in paragraphs (iv) and (v) above, as provided to the Executive by the Corporation immediately prior to a Change of Control;

              (vii) DISPOSITION OF "ALL OR SUBSTANTIALLY ALL". The disposition by the Corporation of all or substantially all of the assets of the Corporation, as contemplated herein, notwithstanding that the Executive's services were or were not principally performed for such business.

       (z) "HEARING" has the meaning referred to in Section 12.7 of this Restated Agreement.

       (aa) "HEARING DATE" has the meaning referred to in Section 12.7 of this Restated Agreement.

       (bb) "INCENTIVE COMPENSATION PLAN" means any bonus or incentive compensation plan of the Corporation in which the Executive is entitled to receive benefits in the month immediately preceding a Change of Control.

       (cc)   "JUST CAUSE" means:

              (i) the failure by the Executive to substantially perform the Executive's duties according to the terms of the Executive's employment in existence immediately prior to a Change of Control after the Corporation has given the
                     Executive reasonable notice of such failure and a reasonable opportunity to correct it; or

              (ii) where the Executive engages in any criminal act or dishonesty resulting or intended to result, directly or indirectly, in the personal gain of the Executive at the Corporation's expense.

       (dd) "LETTER OF CREDIT" has the meaning referred to in Section 11.2 of this Restated Agreement.

       (ee) "MONTHLY BASE SALARY" means the monthly salary payable to the Executive by the Corporation in effect at the end of the month immediately preceding the Effective Date.

       (ff) "NOTICE OF DISPUTE" has the meaning referred to in Section 12.1 of this Restated Agreement.

       (gg)   "OBLIGATIONS"   means,   collectively,   the   Change  of  Control
              Obligations and the Executive Benefit Plan Obligations.

       (hh) "PARTIES" means the Corporation, and its successors and permitted assigns, and the Executive and the Executive's heirs, executors and administrators and "PARTY" means either one of them.

       (ii) "PERSON" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative and any national, provincial, state or municipal government or any agency thereof.

       (jj)   "REFUNDABLE   TAX  ACCOUNT"   means  the  refundable  tax  account
              maintained in respect of the Trust by the Canada Revenue Agency.

       (kk) "REGISTERED PENSION PLAN" has the meaning referred to in Section 8.1(b) of this Restated Agreement.

       (ll) "RESTATED AGREEMENT" means this amended and restated agreement respecting change of control and executive benefit plan entitlements as it may be amended, restated or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby", and similar expressions refer to this Restated Agreement and, unless otherwise indicated, refer to Articles or Sections in this Restated Agreement only.

       (mm) "SECURITIZATION PROCEDURE" has the meaning referred to in the recitals of this Restated Agreement.

       (nn)   "SEVERANCE PERIOD" means

              (i)    for the purposes of Section 6.1 and 7.1 herein (as referred
                     to  in  Article  8)  the   thirty-six   (36)  month  period
                     immediately following the Date of Termination; and

              (ii)   for the  purposes of Section 5.1 herein (as  referred to in
                     Article  8)  the  thirty  (30)  month  period   immediately
                     following the Date of Termination.

       (oo) "STOCK OPTION PLAN" means any stock option plan or plans of the Corporation pursuant to which the Executive is granted options by the Corporation to acquire Common Shares.

       (pp)   "SUBSIDIARY" has the meaning ascribed to it in the CBCA.

       (qq) "TAX ACT" means the Income Tax Act (Canada) and the Regulations thereunder, both as amended from time to time.

       (rr) "TERM" has the meaning referred to in Section 3.1 of this Restated Agreement.

       (ss) "TRUST" has the meaning referred to in Section 11.1 of this Restated Agreement.

       (tt) "TRUST AGREEMENT" has the meaning referred to in Section 11.1 of this Restated Agreement.

       (uu) "TRUSTEE" means CIBC Mellon Trust Company or such other trust company duly incorporated under the laws of Canada or any province thereof whom the Company may designate as the trustee in connection with the security and funding of the Obligations.

       (vv) "VALUATION DATE" has the meaning referred to in Section 11.3 of this Restated Agreement.


                                   ARTICLE 2
                          SCOPE OF RESTATED AGREEMENT
                          ---------------------------

2.1 The Parties intend that this Restated Agreement sets out (a) their respective rights and obligations upon the occurrence of a Change of Control and in connection with the securitization and funding of the Change of Control Obligations; and (b) their respective rights and obligations regarding the securitization and funding of the Executive Benefit Plan Obligations. This Restated Agreement does not provide for any other terms of the Executive's employment with the Corporation, except as expressly provided for herein.

2.2 The Parties hereby confirm that except as otherwise expressly stated in this Restated Agreement, insofar as the securitization and funding of the Executive Benefit Plan Obligations is concerned, the terms of this Restated Agreement shall govern and the terms of the Securitization Procedure shall not be applicable.

2.3 This Restated Agreement shall automatically terminate upon the death of the Executive or where due to the Disability of the Executive, the Executive is materially incapacitated from performing the Executive's duties. In the event of the death or Disability of the Executive, the Executive (or the Executive's estate) shall be entitled to receive from the Corporation all unpaid Annual Base Salary, Employment Benefits, unpaid business expenses and vacation entitlement accrued to the date of the death or Disability of the Executive. The Executive (or the Executive's estate) shall also be entitled to receive any and all death or Disability benefits in a manner consistent with, and at least equal in amount to, those provided by the Corporation to senior executives (or their estate) under such plans, programs and policies in effect at the date of Disability or death of the Executive, and the Corporation shall have no further obligations to the Executive or the Executive's estate under this Restated Agreement. Any entitlements of the Executive (or the Executive's estate) under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this
       Section 2.3 shall then commence to be covered under the Securitization Procedure.

2.4 If the Executive's employment is terminated by either Party, for any reason, prior to a Change of Control in any manner, other than expressly provided for in this Restated Agreement, this Restated Agreement shall automatically terminate and the Corporation shall have no further obligations to the Executive hereunder. Any remaining entitlements of the

       Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.4 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 3
                           TERM OF RESTATED AGREEMENT
                           --------------------------

3.1 Subject to termination of this Restated Agreement prior to a Change of Control, this Restated Agreement shall remain in effect for a period concluding thirteen (13) months following the Effective Date (the "Term"), at which time this Restated Agreement shall terminate; provided however that the payment of compensation and benefits to the Executive under this Restated Agreement shall continue beyond the end of the Term in accordance with the applicable provisions of this Restated Agreement. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 3.1 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 4
            TERMINATION FOR JUST CAUSE OR FOR OTHER THAN GOOD REASON
            --------------------------------------------------------

4.1 If the Executive's employment is terminated for Just Cause, or is terminated by the Executive, other than pursuant to Section 5.1 of this Restated Agreement or for other than Good Reason, following a Change of Control, the Corporation shall pay to the Executive, if not already paid, the fraction of the unpaid Annual Base Salary accrued during the then current fiscal year of the Corporation, all accrued Employment Benefits, all unpaid reasonable business expenses and all unpaid vacation pay accrued up to and including the Date of Termination, and thereafter, the Corporation shall have no further obligations to the Executive under this Restated Agreement.

4.2 Nothing in this Restated Agreement shall serve to derogate from the vested rights of the Executive to pension benefits, Stock Option Plans or any other Employment Benefits to which the Executive is entitled up to the Date of Termination.


                                   ARTICLE 5
                             VOLUNTARY TERMINATION
                             ---------------------

5.1 In the event of a Change of Control, the Executive shall have the unfettered right, within thirty (30) days after the twelve (12) month period following the Effective Date, to elect to provide the Corporation with written notice terminating his employment. Upon being provided such written notice, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement.

                                   ARTICLE 6
                           TERMINATION BY CORPORATION
                           --------------------------

6.1 If the Executive's employment is terminated by the Corporation within the thirteen (13) month period following the Effective Date, for reason other than Just Cause, death or Disability, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement.


                                   ARTICLE 7
                          TERMINATION FOR GOOD REASON
                          ---------------------------

7.1    In the event of a Change of Control, the Executive may, within the twelve
       (12) month period following the Effective Date and upon providing the Corporation with ten (10) days written notice, terminate the Executive's employment with the Corporation for Good Reason. Upon being provided with such notice, the Corporation shall pay to the Executive the remuneration referred to in Article 8 of this Restated Agreement.


                                   ARTICLE 8
                         COMPENSATION UPON TERMINATION
                         -----------------------------

8.1 If the Executive's employment is terminated in accordance with Section 5.1, 6.1 or 7.1 of this Restated Agreement:

       (a) the Corporation shall forthwith, but in any event within ten (10) days from receipt by the Corporation of a Release executed by the Executive substantially in the form of Schedule "A", pay to the
              Executive:

              (i) if not previously paid, that portion of the Executive's accrued but unpaid Monthly Base Salary, any accrued but unpaid bonus to which the Executive is entitled for the preceding calendar year under any Incentive Compensation Plan, all unpaid reasonable business expenses and all accrued but unused vacation pay earned or payable to the Executive by the Corporation for the period from the beginning of the Corporation's then current fiscal year, up to and including the Date of Termination;

              (ii) a lump sum cash payment equal to the Executive's Monthly Base Salary and one-twelfth (1/12) of the Executive's Annual Target Bonus for each month of the Severance Period;

              (iii) a lump sum payment equal to thirteen percent (13%) of the Executive's Annual Base Salary for the Severance Period representing the value of the group health and welfare benefits for the Severance Period;

              (iv)   a  lump  sum   payment   representing   the  value  of  the
                     Executive's monthly car allowance for the Severance Period;

              (v)    a  lump  sum   payment   representing   the  value  of  the
                     Corporation's contributions to the Corporation's savings plan (at a rate of six percent (6%) of the Executive's Annual Base Salary) for the Severance Period;

              (vi) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation financial counseling services for the Severance Period; and

              (vii) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence for the Severance Period;

       (b) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Benefit Option) (the "Registered Pension Plan"), if any, and the Executive's related entitlement under the Nexen Inc. Restated Executive Benefit Plan (the "Executive Benefit Plan"), if any:

              (i) the Corporation shall recognize the Severance Period for purposes of determining the Executive's entitlement;

              (ii) for calculation purposes, the Executive's entitlement is the benefit which would have been determined assuming that the Executive had been employed throughout the Severance Period, including recognition of:

                     (A) additional service that would have been credited for the Severance Period;

                     (B) monthly salary equal to the Executive's Monthly Base Salary throughout the Severance Period;

                     (C) pensionable bonus for the year of the Date of Termination, and for each subsequent year or portion thereof during the Severance Period, determined at the Annual Target Bonus level. Average bonus will be determined over the three years to the end of the Severance Period, including any partial calendar years; and

                     (D) if the Executive would have been eligible for retirement at the end of the Severance Period, the Executive shall be deemed to retire, and the pension to commence, upon completion of the Severance Period. In such case, the Executive's attained age at the end of the Severance Period will be recognized for purposes of calculating the early retirement reduction factor, if applicable; and

              (iii) the pension entitlements described in this Section 8.1(b) shall, to the extent legally permissible, be provided through the Registered Pension Plan. To the extent that it is not legally permissible to provide such pension entitlements through the Registered Pension Plan, the Corporation shall pay to the Executive a lump sum payment representing the settlement value of the additional Executive Benefit Plan benefit determined in accordance with the assumptions set forth in Schedule "B-1";

              (iv) any entitlements of the Executive under the Executive Benefit Plan which have previously been funded in accordance with Article 11 but not previously settled in accordance with Article 11 shall be settled by the Corporation in accordance with the assumptions set forth in Schedule "B-1";

       (c) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Contribution Option) (the "Defined Contribution Pension Plan"), if any, and the Executive's related entitlement under the Executive Benefit Plan, if any:

              (i) the Corporation shall make a contribution to the Defined Contribution Pension Plan in an amount which is equal to the additional contributions which would have been made by both the Executive and the Corporation to the Defined Contribution Pension Plan on the Executive's behalf during the Severance Period had the Executive remained in the employ of the Corporation during such period. Such contribution shall be calculated at the rate in effect in respect of the Executive immediately prior to the Date of Termination. To the extent that it is not legally permissible  to  make  such  contribution  to  the  Defined
                     Contribution Pension Plan, the Corporation shall make a notional allocation to the defined contribution provision of the Executive Benefit Plan equal to such contribution;

              (ii) the Corporation shall recognize the Severance Period for purposes of determining the Executive's entitlement under the Executive Benefit Plan;

              (iii) the Corporation shall make a notional allocation to the defined contribution provision of the Executive Benefit Plan in an amount which is equal to the additional notional allocations which would have been made by the Corporation to the defined contribution provision of the Executive Benefit Plan on the Executive's behalf during the Severance Period had the Executive remained in the employ of the Corporation during such period. Such contribution shall be calculated at the rate in effect in respect of the Executive immediately prior to the Date of Termination. The Corporation shall make a lump sum payment to the Executive in an amount equal to the balance, after reflection of the aforementioned notional allocation, in the Executive's DC Supplemental Company Account as defined in the Executive Benefit Plan.

       (d) the Corporation shall provide the Executive with executive outplacement counselling to be provided by a firm to be selected by the Executive, at a cost to the Corporation not to exceed $25,000.00;

       (e) all of the Executive's outstanding unexercisable stock options under any Stock Option Plan shall become exercisable; and

       (f) where the Executive has been relocated, at the request of the Corporation, within the two (2) year period immediately prior to the Effective Date, if so requested by the Executive, the Corporation shall relocate the Executive back to the Executive's prior location.

8.2 The estimated value as of April 1, 2008 of Sections 8.l(a)(ii) to 8.1(d) are set out in Schedule "C". Schedule "C" provides estimated values only and actual values shall be calculated in accordance with this Restated Agreement at the time of entitlement or payment under this Restated Agreement.

8.3 If the Executive's employment is terminated in the circumstances described in Section 5.1, 6.1 or 7.1 of this Restated Agreement, the remuneration and benefits payable under this Article 8 shall not be reduced if the Executive obtains alternative employment.

8.4 Unless expressly provided otherwise in this Restated Agreement, all payments to be made to the Executive under this Article 8 shall be subject to required statutory deductions at source by the Corporation.


                                   ARTICLE 9
                            CONFIDENTIAL INFORMATION
                            ------------------------

9.1 If the Executive's employment is terminated in any manner whatsoever due to or following a Change of Control, the Executive agrees to keep confidential all information of a confidential or proprietary nature concerning the Corporation, its Affiliates, Associates and Subsidiaries and their respective operations, opportunities, areas of present, past or future interests, assets, finances, technology, intellectual property, business and affairs, and further agrees not to use such information, data or technology for personal advantage, provided that nothing herein shall prevent the disclosure of information which is publicly available or which is required to be disclosed by the Executive under appropriate statute, rules of law or legal process.


                                   ARTICLE 10
             RIGHTS AND OBLIGATIONS OF EXECUTIVE UPON TERMINATION
             ----------------------------------------------------

10.1 Subject to Section 9.1 of this Restated Agreement, the Executive shall not be prohibited in any manner whatsoever from obtaining alternative employment with or otherwise forming or participating in a business competitive to the business of the Corporation after the termination of the Executive's employment with the Corporation.

10.2 Upon the termination of the Executive's employment for any reason, the Executive shall tender the Executive's resignation from any position the Executive may hold as an officer or director of the Corporation or any of its Affiliates, Associates or Subsidiaries.

10.3 If the Executive's employment is terminated in the circumstances described in Section 5.1, 6.1 or 7.1 of this Restated Agreement, the Corporation shall continue to purchase and maintain, to the extent available in the marketplace at reasonable cost to the Corporation, on behalf of the Executive, director and officer liability insurance for the applicable limitation period following the date upon which the Executive ceases to serve as a director or officer of the Corporation, and the Executive's existing agreement to receive indemnity from the Corporation for acts taken by the Executive in the Executive's capacity as an officer of the Corporation shall remain in effect.

10.4   Upon termination of the Executive's  employment  pursuant to Section 5.1,
       6.1 or 7.1 of this Restated Agreement, the Corporation shall reimburse the Executive for ongoing legal fees and disbursements which the Executive may reasonably incur in connection with this Restated Agreement (but this Restated Agreement only), including any litigation concerning the validity or enforceability of, or liability under, any provision of this Restated Agreement or any action by the Executive. The Corporation shall pay such fees and reimbursements to the Executive promptly as such fees and disbursements become due.


                                  ARTICLE 11
                      SECURITIZATION AND FUNDING PROCEDURE
                      ------------------------------------

11.1 The Corporation has established and maintains a trust for the benefit of the Executive and persons claiming through him (the "Trust") pursuant to the terms and conditions of a trust agreement (the "Trust Agreement") between the Corporation and the Trustee. The Trust shall be funded in accordance with the provisions of this Restated Agreement and the Trust Agreement.

11.2 To provide security against a failure by the Corporation to either fund or settle the Obligations in accordance with the terms of this Article 11, the Trust Agreement provides for the funding of the Trust with the proceeds of an irrevocable letter of credit which satisfies the requirements of this Restated Agreement (a "Letter of Credit") in the event that the Corporation does not provide funding or effect settlement when required to do so hereunder and in accordance with the terms hereof. The Corporation confirms that the Letter of Credit currently held by the Trustee has been issued by a major Canadian chartered bank (the "Bank") in an amount calculated by the Corporation's consulting actuary (who at all times shall be a Fellow of the Canadian Institute of Actuaries) (the "Actuary") in accordance with the provisions of Section 11.5 of this Restated Agreement.

11.3 On each February 1st (the "Anniversary Date"), the Corporation shall request a report from the Actuary as to the amount calculated, as at the next succeeding April 1st (the "Valuation Date"), in accordance with the provisions of Section 11.5 of this Restated Agreement. The Corporation shall provide the Actuary with the data it requires to prepare such report. Upon completion of each such report, the Corporation shall arrange for the Actuary to provide a summary of same to the Trustee.

       Prior to the funding and/or settlement of all of the Obligations in accordance with the terms of this Restated Agreement, the Corporation shall, within forty-five days after the applicable Anniversary Date and in accordance with the terms of the report received from the Actuary:

       (a)    either:

              (i) arrange for a Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. The replacement Letter of Credit shall be:

                     (A) substantially in the form of the Letter of Credit then held by the Trustee;

                     (B) in an amount calculated by the Actuary as at the applicable Valuation Date in accordance with the provisions of Section 11.5 of this Restated Agreement; and

                     (C)    for a  term  which  commences  on  the  date  of its
                            issuance   and  expires  one  year   following   the
                            applicable Valuation Date; or

              (ii) confirm to the Trustee in writing that the Letter of Credit then held by the Trustee will be extended automatically for a further one-year term. The confirmation to the Trustee shall include evidence from the Bank as to any amendment to the applicable Letter of Credit, any such amendment to be consistent with the report prepared by the Actuary as at the applicable Valuation Date; and

       (b) contribute to the Trust an amount equal to twice the fee charged by the Bank in connection with the Letter of Credit extension or replacement, as applicable. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in consideration for the Letter of Credit extension or replacement, as applicable.

       When a replacement Letter of Credit has been provided in accordance with the terms of this Section 11.3, an existing Letter of Credit shall be surrendered and cancelled.

11.4 If, during the term of a Letter of Credit issued pursuant to this Restated Agreement, the Corporation, acting reasonably, concludes that there has been a significant change in the Obligations since the date of the last report prepared by the Actuary pursuant to Section 11.3 of this Restated Agreement, the Corporation shall request a report from the Actuary as to the then current value of the Obligations, calculated in accordance with the provisions of Section 11.5 of this Restated Agreement. Upon receipt of the report, the Corporation shall provide a summary of same to the Trustee and arrange, together with the Trustee, for any required increase or decrease in the amount of the Letter of Credit for the balance of the term of such Letter of Credit. In the event that a replacement Letter of Credit is to be issued in the circumstances described in this Section 11.4, the Corporation and the Trustee shall arrange for such replacement Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. Upon receipt of a replacement Letter of Credit pursuant to this Section 11.4, the Trustee shall surrender for cancellation the Letter of Credit then held by it pursuant to this Restated Agreement and the Trust Agreement.

       In the event that all or any  portion of the fee  referred  to in Section
       11.3 of this Restated Agreement, is refunded by the Bank as a result of a decrease in the amount of a Letter of Credit pursuant to this Section 11.4, such amount (together with any resulting refundable Tax) shall be received by the Trustee for deposit to the Trust. Upon receipt of an Authorized Instruction (as defined in the Trust Agreement), the Trustee shall pay and transfer such amounts (less any applicable tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Corporation for its sole and exclusive use and benefit.

       In the event that an additional fee is required to be paid to the Bank as a result of an increase in the amount of a Letter of Credit pursuant to this Section 11.4, the Corporation shall contribute to the Trust an amount equal to twice the additional fee. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in payment of its additional fee.

11.5   A Letter of Credit issued pursuant to this Restated Agreement shall:

              (i)    be an irrevocable standby letter of credit;

              (ii) obligate the Bank to satisfy demand for payment made by the Trustee in accordance with the terms of this Restated Agreement and the Trust Agreement;

              (iii)  permit partial drawings; and

              (iv) provide that the Bank must notify the Trustee on or before thirty days prior to the expiry of a Letter of Credit of any notice of non-extension provided by the Bank to the Corporation.

       The amount of a Letter of Credit pursuant to this Restated Agreement shall be calculated by the Actuary in accordance with the following subparagraphs of this Section 11.5.

       (a) Assuming the lump sum payments referred to in Section 8.1(a) of this Restated Agreement are equal to the amount thereof provided by the Corporation.

       (b) Assuming the service of the Executive will terminate, in accordance with Section 5.1, 6.1, or 7.1 of this Restated Agreement, on the next succeeding March 31st after the Valuation Date (the "Calculation Date").

       (c) Using the Executive's demographic data, including base salary, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

       (d) Using the Yearly Maximum Pensionable Earnings (Y.M.P.E.) used to determine the amount of the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

       (e)    Assuming all Obligations are included.

       (f)    Using  the  actuarial   methods,   assumptions   and   calculation
              methodology described in Schedule "B-2.

       (g) Applying a load of 15% to the amount determined in accordance with subparagraphs (b) through (f) of this Section 11.5 to provide for fluctuations in the Interest Discount Rate, Consumer Price Index and other plan experience during the term of the Letter of Credit, as described in Schedule "B-2".

       (h) Applying a load to one-half of the amount determined in accordance with subparagraphs (a) through (g) of this Section 11.5 to provide for the cost associated with the borrowings described in subparagraph (k) of this Section 11.5, as described in Schedule "B-2".

       (i) Including a settlement expense to the amount determined in subparagraph (h), with the aggregate settlement expense allowance for all obligations secured equal to $250,000, or where the
              Valuation Date is after December 31, 2008, the aggregate settlement expense allowance will be increased at the rate equal to the increase in the Consumer Price Index, as described in Schedule "B-2", plus 1% for each year after 2008.

       (j) Assuming the Obligations will be promptly settled with the Executive upon occurrence of a Designated Event described in
              Section 1.1(n)(ii).

       (k) Assuming a loan will be secured to permit settlement of the Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2". The cost associated with the borrowings shall be assumed to be paid from the Trust.

       (l) The liabilities calculated in accordance with subparagraphs (a) through (k) above shall be offset by:

              (i)    the Refundable Tax Account, if any; and

              (ii)   the assets contained in the Trust, if any.

11.6   (a)    If an Executive  Benefit Plan Obligations - Designated Event shall occur, the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 11.3 of this Restated Agreement. Notwithstanding the foregoing, if an Executive Benefit Plan Obligations - Designated Event described in
              Section 1.1(x)(i) and a Change of Control Obligations - Designated
              Event described in Section 1.1(n)(ii) shall occur simultaneously, the Corporation shall be required to settle the Executive Benefit
              Plan Obligations forthwith in accordance with the provisions of Schedule "B-1".

       (b)    If:

              (i) the employment of the Executive is terminated by the Corporation for any reason other than as a result of the death, disability or retirement of such Executive; and

              (ii) such Executive files with the Corporation a written request that it fund the Executive Benefit Plan Obligations,

              the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 11.3 of this Restated Agreement.

       (c)    Upon the earlier of:

              (i)    learning of the  occurrence  of an  Executive  Benefit Plan
                     Obligations  -  Designated   Event   described  in  Section
                     1.1(x)(v) or (vi) of this Restated Agreement; or

              (ii) receipt of a written notice of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in any of the other subparagraphs of Section 1.1(x) of this Restated Agreement, which notice has been signed by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation and which notice must, in the case of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(i) of this Restated Agreement, indicate which subparagraph of the definition of "Change of Control" is applicable, the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan
              Obligations   and  contribute  the  proceeds   thereof  (less  any
              applicable
              withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

              Notwithstanding the foregoing, in the event an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(v) or (vi) of this Restated Agreement has triggered the operation of this Section 11.6 and the failure which gave rise to the occurrence of such Executive Benefit Plan Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 11.6(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Executive Benefit Plan Obligations - Designated Event had not occurred.

       (d) Upon receipt of a written notice of the occurrence of the events described in both subparagraphs (i) and (ii) of Section 11.6(b) of this Restated Agreement (which notice has been signed by the Executive and sworn before a notary public), the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations unless it receives satisfactory proof within nine days of the date of such notice that the Corporation has funded the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded the Executive Benefit Plan Obligations in accordance with the terms hereof and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw upon that portion of the Letter of

              Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

       (e) For purposes of determining the required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 11.6, the Trustee shall refer to the most recent report prepared by the Actuary for purposes of this Restated Agreement and, in particular, to the portion of the report dealing with the Executive Benefit Plan Obligations. In preparing the portion of its report respecting Executive Benefit Plan Obligations, the Actuary shall adhere to the following:

              (i) Assuming that the Executive, if then in active employment, will remain in active employment with the Corporation as an officer until the Calculation Date and that the Executive's employment with the Corporation will terminate on the Calculation Date.

              (ii) Using the Executive's demographic data, including base salary, actual bonus history, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

              (iii) Using the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

              (iv)   Assuming the Executive's target bonus percentage remains at
                     the  level  specified  by  the   Corporation   pursuant  to
                     subparagraph (ii) above.

              (v)    Assuming  only  Executive   Benefit  Plan  Obligations  are
                     included.

              (vi) Assuming the payments under the Executive Benefit Plan would be made from the Trust.

              (vii) Using the actuarial methods, assumptions and calculation methodology described in Schedule "B-2.

              (viii) Applying loads as described in Schedule "B-2" to the amount determined in accordance with the preceding subparagraphs of this Section 11.6(e) to provide for future contingencies and expenses of the Trust.

              (ix) Calculating the estimated amount required to settle the Executive Benefit Plan Obligations based on the actuarial methods, assumptions and calculation methodology described in Schedule "B-2", increased by the loads described in the following subparagraph.

              (x) Applying loads as described in Schedule "B-2" to the amount determined in accordance with subparagraph (ix) to provide for:

                     (A) fluctuations in the Interest Discount Rate and Consumer Price Index during the term of the Letter of Credit; and

                     (B)    the cost  associated  with the loan to be secured as
                            allowed under the Trust Agreement to permit settlement of the Executive Benefit Plan Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2" and shall be applied to one-half of the amount in subparagraph (ix). The cost associated with the borrowings shall be assumed to be paid from the Trust.

              (xi)   Taking the larger amount for the Executive of:

                     (A)    the   amount    determined   in   accordance    with
                            subparagraphs (i) through (viii), and

                     (B)    the   amount    determined   in   accordance    with
                            subparagraphs (ix) and (x).

              (xii) The amount determined in accordance with subparagraph (xi) above shall be offset by:

                     (A)    the Refundable Tax Account, if any;

                     (B)    the assets contained in the Trust, if any.

       (f) In the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof as a result of:

              (i) the Corporation making an assignment for the benefit of creditors or filing a petition in bankruptcy or becoming insolvent or bankrupt;

              (ii) a receiver, trustee or liquidator of or for the Corporation being appointed and not being discharged within a period of sixty days;

              (iii)  a voluntary dissolution or wind-up of the Corporation; or

              (iv) a sale or disposition of all or substantially all of the assets of the Corporation,

              and the Executive Benefit Plan has been terminated in connection therewith, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust. For this purpose, the benefit entitlements of each Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

              Any assets of the Trust remaining after full satisfaction of (i) the Executive Benefit Plan Obligations pursuant to the preceding paragraph and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

       (g) In the event the Executive Benefit Plan shall be terminated at any time either in whole or in part in relation to the Executive subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms hereof, then, provided
              Section 11.6(f) of this Restated Agreement is not otherwise applicable, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust.

              For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of the termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

              Any assets of the Trust remaining after full satisfaction of (i) the Executive Benefit Plan Obligations and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

       (h)    In the event:

              (i) of a dispute as to whether a payment to or in respect of the Executive is properly due and payable pursuant to the Executive Benefit Plan; and

              (ii) such dispute cannot be resolved by the parties thereto within the time frame specified in Section 1.1(x)(vi) of this Restated Agreement,

              the amount in dispute shall be remitted to the Trustee for deposit to the Trust. Upon final settlement of the dispute, the amount so deposited (together with any earnings, profits and increments thereon and after deduction of any authorized payments allocable thereto, both as determined in accordance with the terms of the Trust Agreement), less any applicable withholding tax which will be remitted as required by the Tax Act, shall be paid to that party to the dispute which is found to be entitled thereto. Prior to such amount being paid out of the Trust in accordance with the terms hereof, the Corporation shall instruct the Actuary to take such amount into account when preparing its report for purposes of this Restated Agreement.

       (i) In the event that a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement, the Corporation shall be required to settle the
              Executive Benefit Plan Obligations forthwith in an amount determined by the Actuary in accordance with the provisions of Schedule "B-1".

       (j) Subject to Section 11.6(f), 11.6(g) and 11.6(i) of this Restated Agreement, in the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof, all or a portion of such Executive Benefit Plan Obligations may, at the discretion of the Corporation, be promptly settled with the Executive.

              For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan. In such circumstances, the Corporation reserves the right to settle the Executive Benefit Plan Obligations by way of a lump sum payment to the Executive provided that the amount of each such payment is determined by the Actuary in accordance with the assumptions set forth in Schedule "B-1".

11.7   (a)    If a Change of Control Obligations - Designated Event described in
              Section 1.1(n)(i) of this Restated Agreement shall occur, the Corporation shall be required to immediately fund the Change of Control Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 11.3 of this Restated
              Agreement.

       (b)    If a Change of Control Obligations - Designated Event described in
              Section 1.1(n)(ii) of this Restated Agreement shall occur, the Corporation shall be required to settle the Change of Control Obligations forthwith in accordance with the provisions of Schedule "B-1", upon receipt by the Corporation of a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A".

       (c)    Upon the earlier of:

              (i)    learning  of  the   occurrence   of  a  Change  of  Control
                     Obligations  -  Designated   Event   described  in  Section
                     1.1(n)(i) of this Restated Agreement; or

              (ii) receipt of a written notice of the occurrence of a Change of Control Obligations - Designated Event described in
                     Section 1.1(n)(ii) of this Restated Agreement, which notice has been signed by the Executive and sworn before a notary public and has annexed thereto a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A", the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Change of Control Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Change of Control Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Change of Control Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

              Notwithstanding the foregoing, in the event a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement has triggered the operation of this
              Section 11.7 and the failure which gave rise to the occurrence of such Change of Control Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 11.7(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Change of Control Obligations - Designated Event had not occurred.

       (d) The required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 11.7 shall be determined by the Actuary and shall be the amount determined in accordance with Sections 11.5(a) through (l) of this Restated Agreement offset by the amount determined in accordance with subparagraphs 11.6(e)(i) through (xii) of this Restated Agreement. The settlement amount for purposes of this Section 11.7 shall be determined in accordance with the provisions of Schedule "B-1".

       (e) In the event that the Change of Control Obligations have been funded in accordance with the terms hereof as a result of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii), the Change of Control Obligations shall be promptly settled with the Executive in accordance with the provisions of Schedule "B-1".

11.8 The actuarial methods and assumptions described in Schedule "B-1" and Schedule "B-2" shall be reviewed from time to time. Any amendments to Schedule "B-1" and/or Schedule "B-2" as a result of such review shall be dealt with in accordance with Section 13.6.

11.9 The Trustee shall surrender the Letter of Credit to the Corporation for cancellation upon the earliest of:

       (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive directing surrender of the Letter of Credit;

       (b) receipt by the Trustee of a written direction signed by the Corporation confirming that it has funded and/or settled the Obligations in accordance with the terms hereof, together with evidence which is satisfactory to the Trustee that such funding and/or settlement has occurred; and

       (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that the Corporation has no remaining Obligations to the Executive and that a copy of such written direction has been provided to the Executive.

11.10  The Trust shall be terminated by the Trustee upon the earliest of:

       (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive confirming the termination of the Trust;

       (b) the entire depletion of the Trust Fund through payments pursuant to the terms of the Trust Agreement, in the event that such depletion occurs subsequent to the funding of the Obligations in accordance with the terms of this Restated Agreement; and

       (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that a copy of such written direction has been provided to the Executive.

       Upon the termination of the Trust, any assets of the Trust which remain after the satisfaction of any remaining Obligations of the Corporation to the Executive shall be returned to the Corporation.

11.11 The Corporation and the Executive hereby acknowledge that the Corporation is entering into agreements similar to this Restated Agreement with certain of its other executives and that the Corporation may, at its sole discretion, arrange for one or more Letters of Credit to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Letter of Credit is obtained to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to a "Letter of Credit" in this Restated Agreement shall be read as references to that portion of such Letter of Credit which is referable to the responsibilities of the Corporation to the Executive.

       The Corporation and the Executive also acknowledge that the Corporation may, at its sole discretion, enter into one or more Trust Agreements to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Trust Agreement is entered into to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to "Trust", "Trust Agreement", "Trustee" and "Refundable Tax Account" in this Restated Agreement shall be read with such modifications as may be necessary in the context.

11.12 At the discretion of the Corporation and subject to the provisions of applicable law, in the event that all or a portion of the Obligations are funded in accordance with Article 11 hereof and an actuarial surplus (determined by actuarial valuation in accordance with the terms of the report prepared as at the immediately preceding Valuation Date in accordance with Section 11.3 of this Restated Agreement) arises as a result thereof:

       (a) all or a portion of such actuarial surplus may be used in the determination of or to reduce the funding otherwise required to be provided by the Corporation hereunder; or

       (b) any surplus assets may, to the extent that they exceed 110% of the amount required to fund that portion of the Obligations which has been funded (as determined by the report prepared as at the immediately preceding Valuation Date in accordance with Section
              11.3 of this Restated Agreement) be returned to the Corporation.


                                  ARTICLE 12
                             EXPEDITED ARBITRATION
                             ---------------------

12.1 If, pursuant to Section 7.1 of this Restated Agreement, the Executive provides written notice of the Executive's intention to terminate the Executive's employment for Good Reason, and the Corporation believes that there is no Good Reason, or, alternatively, if, pursuant to Section 4.1 of this Restated Agreement, the Corporation provides written notice of its intention to terminate the Executive's employment for Just Cause and the Executive believes there is no Just Cause, the Corporation or the Executive, as applicable, shall, within ten (10) days of having been provided such notice, provide written notice ("Notice of Dispute") to the other Party of the dispute (the "Dispute").

12.2 The Parties agree that any and all Disputes under Section 12.1 of this Restated Agreement will be resolved by way of a single Arbitrator.

12.3   (a)    Within  fifteen  (15) days of  provision of the Notice of Dispute, the Parties shall agree upon and appoint a neutral Arbitrator from the then current roster maintained by the Alberta Mediation and Arbitration Society to act as Arbitrator of the Dispute; or

       (b) If no person acceptable to both Parties has been agreed upon and appointed within fifteen (15) days, then either Party may make immediate application to the Court of Queen's Bench of Alberta, Judicial District of Calgary, to have an Arbitrator appointed.

12.4 The Parties acknowledge and agree that the purpose of this Article 12 is to avoid delays and facilitate resolution of the Dispute in a just, speedy and cost-effective manner.

12.5 Consistent with the expedited nature of arbitration, the Arbitrator will direct and control the scope and timing of the exchange of information between the Parties and will take such steps as the Arbitrator deems necessary to achieve a just, speedy and cost-effective resolution of the Dispute. The Arbitrator has the exclusive right and power to resolve all issues related to the exchange of information in the arbitration process.

12.6 The Parties agree that the Arbitrator is only authorized to determine whether the Executive had Good Reason for terminating the Executive's employment, or alternatively, whether the Corporation had Just Cause to terminate the Executive's employment.

12.7 A hearing will occur within forty-five (45) days of the appointment of the Arbitrator (the "Hearing"). The time of the Hearing (the "Hearing Date") will be scheduled by the Arbitrator after consultation with the Parties. The Hearing will be governed by the rules set out in the Arbitration Act S.A. 1991, c.A-43, as modified by the Arbitrator in the interests of achieving a just, speedy and cost-effective resolution of the Dispute. The Arbitrator may require written submissions of fact in the Dispute to be provided seven (7) days before the Hearing Date.

12.8 The Arbitrator will use best efforts to provide a written decision within seven (7) days of the conclusion of the Hearing.

12.9 The Parties agree that the decision of the Arbitrator will be final and binding upon the Parties.

                                  ARTICLE 13
                                    GENERAL
                                    -------

13.1 The headings of the Articles and paragraphs in this Restated Agreement are inserted for convenience only and shall not affect the meaning or construction of this Restated Agreement.

13.2 This Restated Agreement shall be construed and interpreted in accordance with the laws of the Province of Alberta and the federal laws of Canada as applicable therein.

13.3 If any provision of this Restated Agreement is determined to be void or unenforceable in whole or in part, it shall be and be deemed to be severed from this Restated Agreement without affecting or impairing the validity of any other provision herein.

13.4 Any notice required or permitted to be given under this Restated Agreement shall be in writing and shall be properly given if delivered by hand delivery or mail or other form of electronic communication capable of transmission confirmation to the following address:

       a.     IN THE CASE OF THE CORPORATION TO:
              ----------------------------------

              Nexen Inc.
              801 - 7th Avenue S.W.
              Calgary,  AB T2P 3P7
              Attention:  General Manager, Compensation and Benefits

       B.     IN THE CASE OF THE EXECUTIVE TO:
              --------------------------------

              the  last  address  of  the   Executive  in  the  records  of  the
              Corporation or to such other address as the Parties may from time to time specify by notice given in accordance herewith.

13.5 This Restated Agreement shall enure to the benefit of and be binding upon the Executive and the Executive's heirs, executors and administrators and upon the Corporation and its successors and assigns.

13.6 This Restated Agreement constitutes the entire agreement relating to the respective rights and obligations of the Parties upon the occurrence of a Change of Control. No amendment or waiver of this Restated Agreement shall be binding unless executed in writing by the Parties.

       Notwithstanding the foregoing,

       (a) any amendment to Article 11 of this Restated Agreement, Schedule "B-1" or Schedule "B-2" which is required to ensure that the balance remaining in the Trust after the required tax has been withheld and remitted to the Canada Revenue Agency is sufficient to satisfy the fee levied by the Bank in connection with the issuance of a Letter of Credit may be made by the Corporation without the prior written approval of the Executive; and

       (b) the Corporation may amend, modify or waive Article 11 of this Restated Agreement, Schedule "B-1" and Schedule "B-2" in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable without obtaining the approval of the Executive, provided that such amendment, modification or waiver, as the case may be, does not adversely affect the securitization in accordance with the terms hereof of those Obligations which have accrued up to the date of such amendment, modification or waiver, as the case may be.

13.7 The Parties agree that the rights, entitlements and benefits set out in this Restated Agreement to be paid to the Executive upon a Change of Control shall be in full satisfaction of all rights of the Executive under applicable law in effect from time to time as a result thereof.

13.8 Neither Party can waive or shall be deemed to have waived any right it has under this Restated Agreement except to the extent that such waiver is in writing.

13.9 Nothing contained in this Restated Agreement shall be construed as limiting the ability of the Corporation to amend, modify or terminate the Executive Benefit Plan in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable.

The Parties have executed this Restated Agreement effective the date first written above.


                                          NEXEN INC.


                                          Per: (signed)
                                               --------------------------------


                                          Per: (signed)
                                               --------------------------------



SIGNED, SEALED & DELIVERED
in the presence of


(signed)                                        (signed)
--------------------------                      -------------------------------
WITNESS                                         MARVIN F. ROMANOW

                                  SCHEDULE "A"
                                  ------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS

In order to receive the entitlements referred to in the Article 8 of this Restated Agreement, the Executive shall execute the attached Release, fully releasing the Corporation from all further claims in relation to the Executive's employment or Employment Benefits and the termination thereof upon payment of the remuneration and benefits referred to in Article 8 of this Restated Agreement. The attached Release shall not, however, require that the Executive relinquish or release any rights to indemnity which the Executive may, as an officer or director of the Corporation or any of its Affiliates, Associates and Subsidiaries, have as against the Corporation or any of its Affiliates, Associates and Subsidiaries, for costs, charges and expenses reasonably incurred by the Executive in respect of any civil, criminal or administrative action or proceeding to which the Executive is made a party by reason of being or having been a director or officer of the Corporation or any of its Affiliates, Associates and Subsidiaries, where:

      (a) the Executive has acted honestly and in good faith with a view to the best interests of the Corporation or any of its Affiliates, Associates and Subsidiaries; and


      (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, the Executive had reasonable grounds for believing the Executive's conduct was lawful.

                                  FINAL RELEASE
                                  -------------


KNOW ALL MEN BY THESE PRESENTS that I, MARVIN F. ROMANOW, of the City of Calgary, in the Province of Alberta, in consideration of the amounts provided in that certain Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements (the "Restated Agreement") dated as of the ______ day of ____________, 2008 between myself and NEXEN INC. and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do for myself, my executors and assigns hereby remise, release and forever discharge the Corporation, and any associated, affiliated, predecessor or parent corporation of the Corporation and their present and former directors, officers, agents and employees (the "Releasees"), including each of their respective successors, heirs, administrators and assigns, from all manner of actions, causes of action, debts, obligations, covenants, claims or demands, whatsoever which I may ever have had, now have, or can, shall or may hereafter have against the Releasees or any of them, by reason of or arising out of any cause, matter or thing whatsoever done, occurring or existing up to and including the present date and, in particular, without in any way restricting the generality of the foregoing, in respect of all claims of any nature whatsoever, past, present or future, directly or indirectly related to or arising out of or in connection with my relationship with the Releasees, as an employee, officer or director, and the termination of my employment from the Corporation including, but not limited to, any claims related to any entitlement I may have or may have had to any payment or claim either at common law or under the Employment Standards Code, Human Rights, Citizenship and Multiculturalism Act or any other applicable legislation governing or related to my employment with the Releasees.


AND FOR THE SAID CONSIDERATION, I, MARVIN F. ROMANOW, represent and warrant that I have not assigned to any person, firm or corporation any of the actions, causes of action, claims, suits, executions or demands which I release by this Release, or with respect to which I agree not to make any claim or take any proceeding herein.


IT IS FURTHER ACKNOWLEDGED that the payment to me includes full compensation and consideration for the loss of my employment benefits, as provided by the Releasees, and that all of my employment benefits and privileges shall cease on the date of termination of my employment, except as otherwise expressly provided in the Restated Agreement. I further acknowledge that I have received all benefits due to me and have no further claim against the Releasees for such benefits. I further accept sole responsibility to replace such benefits which I wish to continue or to exercise conversion privileges where applicable with respect to such benefits and, in particular any life insurance and long-term disability benefits. In the event that I become disabled following termination of my employment, I covenant not to sue the Releasees for insurance or other benefits or loss of same and hereby release the Releasees from any and all further obligations or liabilities arising therefrom.


Notwithstanding anything contained herein, this Release shall not extend to or affect, or constitute a release of, my right to sue, claim against or recover from the Releasees and shall not constitute an agreement to refrain from bringing, taking or maintaining any action against the Releasees in respect of:


      (a) any corporate indemnity existing by statute, contract or pursuant to any of the constating documents of the Corporation provided in my favour in respect of my having acted at any time as a director, officer or both of the Corporation;


      (b) my entitlement to any insurance maintained for the benefit or protection of the directors and/or officers of the Corporation, including without limitation, directors' and officers' liability insurance; or


      (c) my entitlement to any amounts or compensation due to me under the terms of my employment pursuant to the Restated Agreement.


IT IS HEREBY AGREED that the terms of the Restated Agreement and of this Release will be kept confidential. No party hereto shall communicate any such terms to any third party under any circumstances whatsoever, excepting any necessary communication with my legal and financial advisors, as required, on the express condition that they maintain the confidentiality thereof, and any disclosure which is required by law, although either party shall be at liberty to disclose to third parties that a mutually acceptable Release was agreed upon. The invalidity and unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

I HEREBY DECLARE that I have read all of this Release, fully understand the terms of this Release and voluntarily accept the consideration stated herein as the sole consideration for this Release for the purpose of making a full and final settlement with the Releasees. I further acknowledge and confirm that I have been given an adequate period of time to obtain independent legal counsel regarding the meaning and the significance of the terms herein and the covenants mutually exchanged.


IT IS HEREBY AGREED THAT as a term of the termination of my employment from the Corporation, and in consideration of the amount noted above, I hereby resign as officer and director of the Corporation and its affiliates.


IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________ in the year _________.



--------------------------------
MARVIN F. ROMANOW



--------------------------------
WITNESS (signature)



--------------------------------
WITNESS (print name)

                                 SCHEDULE "B-1"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS
          METHODOLOGY AND ASSUMPTIONS FOR DETERMINING SETTLEMENT VALUE


PURPOSE

In accordance with the terms of the Restated Agreement, the purpose of this Schedule "B-1" is to outline the calculation approach such that, after tax has been paid on a lump sum settlement value, the remaining balance is intended to be sufficient to provide after-tax monthly payments equivalent to the after-tax monthly payments the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement.



OVERVIEW FOR DEFINED BENEFIT PENSION

The following outlines the actuarial methods, assumptions and calculation process to be used in determining the lump sum settlement value of the defined benefit pension entitlements under the Executive Benefit Plan when settlement occurs in accordance with Section 11 of the Restated Agreement. Section 300 of the Income Tax Regulations establishes the procedure applicable in using an after-tax lump sum to purchase a prescribed annuity:

1. A prescribed annuity payment consists of two components: (a) the deemed capital element of the annuity payment on which no tax is payable, and
       (b) the deemed non-capital portion of the annuity payment which is taxed at the marginal rate.

2. The capital portion of each future annuity payment is considered to be a return of the original after-tax lump sum amount.

3. The non-capital portion of each annuity payment is assumed to be provided by the investment return on the original after-tax lump sum amount and has therefore not yet been taxed.

4. A constant percentage of each future payment is deemed to be a return of the original lump sum capital.

CALCULATION METHODOLOGY

1.     Equivalent after-tax payments:

a. Determine initial gross annual pension entitlement under the Executive Benefit Plan.

b. Determine after-tax annual pension entitlement under the Executive Benefit Plan based on Individual Tax Rate as defined in Schedule "B-1".

c. Determine the capital element based on the non-indexed present value of the pension payments divided by life expectancy.

d. Determine the monthly payment which provides an after-tax pension equal to the after-tax pension determined in 1.b. above in accordance with the prescribed annuity methodology.

2.     Present value of periodic payments from 1. above:

a. Determine the present value of the pension determined in 1.d. above using the assumptions described below in this Schedule "B-1". For greater certainty, the value of the post-retirement indexation is to be reflected in determining the present value of the accrued pension entitlement in respect of post-1992 service, and any accrued pension in respect of service granted during the Severance Period.

3.     Tax adjustment:

a. Gross-up the present value determined in 2.a. above to reflect the tax assumed to be required to be paid on the lump sum.

b. Gross-up the amount determined in 3.a. above to reflect the tax assumed to be required to be paid on investment earnings in respect of the lump sum payment during the deferral period prior to assumed pension commencement, if any.

4.     Equivalent present value after tax as the after-tax monthly payments:

a. The amount determined in 3.b. above shall be the lump sum settlement value of the Executive's pension entitlement.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,  rounded  down  to  next
                                           lower 0.5.

--  after assumed pension commencement     Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,  rounded  down  to  next
                                           lower 0.5,

                                           less
                                           assumed  escalation of pensions after
                                           retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,

                                           less

                                           Yield  on  long-term   Government  of
                                           Canada Real Return bonds as published
                                           in  the   Bank  of   Canada   Review,
                                           described  in CANSIM  series  V122553
                                           (or a successor  series) for the last
                                           trading  Wednesday  at the end of the
                                           month immediately  preceding the date
                                           of calculation.

                                           The result of the  difference is then
                                           rounded up to the next highest 0.5% .

Escalation of Pensions After Retirement:   75% of CPI, less 1% (minimum increase
                                           25% of CPI). Applies only to benefits
                                           accrued  for service  after  December
                                           31, 1992.

MORTALITY:

--  for life expectancy                    1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected to 15 years beyond the date
                                           of termination.

--  for present values

       o   prior to assumed pension        Nil.
           commencement

       o   after assumed pension           1994  Uninsured  Pensioner  Mortality
           commencement                    Table  with  mortality   improvements
                                           projected 15 years beyond the date of
                                           termination.

Marital Status:                            Actual status at date of termination.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual  marginal tax rate
                                           for employee's province of employment
                                           at the date of termination.


OVERVIEW FOR DEFINED CONTRIBUTION BENEFIT

The Settlement Value for any defined contribution benefits shall be equal to the DC Supplemental Company Account the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement. The Settlement Value will not be adjusted for tax.


ASSUMPTIONS

Investment return:                         As the  Settlement  Value is expected
                                           to be payable at the calculation date
                                           no  investment  return is  assumed to
                                           accrue on the DC Supplemental Company
                                           Account as  defined in the  Executive
                                           Benefit Plan.

                                 SCHEDULE "B-2"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

METHODOLOGY AND ASSUMPTIONS FOR DETERMINING THE AMOUNT TO BE SECURED OR FUNDED IN ACCORDANCE WITH SECTION 11 BASED ON THE METHODOLOGY DESCRIBED IN SCHEDULE "B-1"


PURPOSE

The purpose of this Schedule "B-2" is to provide the actuarial methodology and assumptions for determining the amount to be secured or funded in accordance with Section 11 of the Restated Agreement.

METHODOLOGY

The settlement methodology is described in Schedule B-1.

The funding methodology applicable to the Executive Benefit Plan Obligations is based on the following:

1. Estimate the accrued pension and/or Supplemental Company Accounts payable from the Executive Benefit Plan as at the Valuation Date.

2. Assume that the assets of the plan are to be invested in long term Government of Canada bonds and subject to the 50% refundable tax applicable to retirement compensation arrangements.

3. DC Supplemental Company Accounts are assumed to be paid as a lump sum as at the Valuation Date with no adjustment for tax.

4.     Determine the present value of the amounts in 1 through 3 above.

5. Estimate the settlement value that could be paid in accordance with the methodology and assumptions described in Schedule B-1.

6. The funding amount in respect of the Executive Benefit Plan Obligations shall be the greater of the amount determined in accordance with 1 through 4 above and the amount in 5 above.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date, rounded down to next lower 0.5.

--  after assumed pension commencement     Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading

                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date, rounded down to next lower 0.5,
                                           less assumed  escalation  of pensions
                                           after retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date,

                                           less

                                           Yield  on  long-term   Government  of
                                           Canada Real Return bonds as published
                                           in  the   Bank  of   Canada   Review,
                                           described  in CANSIM  series  V122553
                                           (or a successor  series) for the last
                                           trading  Wednesday  at the end of the
                                           month   immediately   preceding   the
                                           Anniversary Date.

                                           The result of the  difference is then
                                           rounded up to the next highest 0.5%.

Escalation of Pensions After Retirement:   75% of CPI, less 1% (minimum increase
                                           25% of CPI). Applies only to benefits
                                           accrued  for service  after  December
                                           31, 1992.

MORTALITY:

-- for life expectancy                     1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected  to  15  years  beyond  the
                                           Calculation Date.

-- for present values

    o   prior to assumed pension           Nil.
        commencement

    o   after assumed pension             1994  Uninsured  Pensioner  Mortality
        commencement                      Table  with  mortality   improvements
                                          projected   15   years   beyond   the
                                          Calculation Date.

Marital Status:                           Actual status at the Anniversary.

Age of Spouse:                            Based on actual date of birth.

Individual Tax Rate:                      Maximum individual  marginal tax rate
                                          for employee's province of employment
                                          at the Anniversary Date

Bonus:                                    Target  bonus % applied to the salary
                                          rate at the Valuation Date

Investment return:                        Yield  on  long-term   Government  of
                                          Canada bonds as published in the Bank
                                          of Canada Review, described in CANSIM
                                          series   V122544   (or  a   successor
                                          series)   for   the   last    trading
                                          Wednesday  at the  end  of the  month
                                          immediately preceding the Anniversary
                                          Date rounded down to next lower 0.5%,
                                          and then divided by 2

Assumed investment return on              As  published  in the Bank of  Canada
DC Supplemental Company Account           Review,  described  in CANSIM  series
as at the Valuation Date:                 V122544 (or a  successor  series) for
                                          the last trading Wednesday at the end
                                          of the  month  immediately  preceding
                                          the  Anniversary  Date  rounded up to
                                          next highest 0.5%, plus 3.0%

Decrements:                               None assumed prior to Calculation Date

Eligibility for Pensions:                 100% vested

Pension Commencement Age:

--   eligible for subsidized early        Payable  at  the  completion  of  the
     retirement on the Calculation Date   Severance  Period.   Payable  at  the
     (i.e., age 55 and 10 years of        Calculation   Date  for  purposes  of
     continuous service)                  determining the amount required under
                                          Section 11.6(e).

--   not eligible for early retirement    Deferred  to age 60 or the end of the
     on the Calculation Date              Severance Period if later. Payable at
                                          age 60 for  purposes  of  determining
                                          the  amount  required  under  Section
                                          11.6(e).

Fluctuation reserve (1)                   15% of the pension obligations

Cost of borrowing to settle the            Yield  on  one  month  Government  of
obligations:                               Canada Treasury Bills as published in
                                           the Bank of Canada Review,  described
                                           in  CANSIM   series   V122529  (or  a
                                           successor   series)   for  the   last
                                           trading  Wednesday  at the end of the
                                           month   immediately   preceding   the
                                           Anniversary  Date,  rounded up to the
                                           next higher 0.25%, plus 1.50%



================================================================================

Notes:

(1) Referred to by Section 11.5(g), Section 11.6(e)(viii) and 11.6(e)(x). The 15% load is intended to provide a reserve for a potential decrease in the Interest Discount Rate in combination with potential increases in the Consumer Price Index for an aggregate change of 1.0%.

                                  SCHEDULE "C"
                                  ------------

           AMENDED AND RESTATED AGREEMENT RESPECTING CHANGE OF CONTROL
                    AND EXECUTIVE BENEFIT PLAN ENTITLEMENTS
                    ESTIMATED(1) ENTITLEMENT TO COMPENSATION
                 PURSUANT TO ARTICLE 8 OF THE RESTATED AGREEMENT


--------------------------------------------------------------------------------
Employee - Marvin F. Romanow
--------------------------------------------------------------------------------
Base Salary (36 months) (2)                                          $1,830,000
--------------------------------------------------------------------------------
Bonus Target Value                                                   $1,098,000
--------------------------------------------------------------------------------
Benefits Uplift                                                        $237,900
--------------------------------------------------------------------------------
Car Allowance                                                           $57,600
--------------------------------------------------------------------------------
Savings Plan                                                           $109,800
--------------------------------------------------------------------------------
Financial Counselling Services                                          $10,500
--------------------------------------------------------------------------------
Security Monitoring Services                                             $2,400
--------------------------------------------------------------------------------

TOTAL VALUE                                                          $3,346,200
--------------------------------------------------------------------------------

Additional Lump Sum Settlement Value of Pension(3)                   $4,650,031
--------------------------------------------------------------------------------

TOTAL ESTIMATED ENTITLEMENT                                          $7,996,231
--------------------------------------------------------------------------------

In addition to the above, Section 8.1(d) of the Restated Agreement provides for Executive Outplacement counselling to be provided by a firm selected by the Executive, at a cost to the Corporation not to exceed $25,000.

IN ADDITION to the above pension entitlement under the Agreement, the Executive has the following pension entitlements under the Defined Benefit Registered Pension Plan and Executive Benefit Plan. As is the case with the figures shown above, these values are estimated values (as of April 1, 2008) and are for illustrative purposes only. Actual values will be calculated as of the date of the entitlement or payment in accordance with the Defined Benefit Registered Pension Plan and the Executive Benefit Plan, respectively, and therefore may be subject to change. Pension entitlements in respect of the Defined Contribution Registered Pension Plan and the Defined Contribution provision of the Executive Benefit Plan are not included in the pension amounts presented below.

o     Accrued Annual Defined Benefit Pension Entitlement                $25,083
      (Registered Pension Plan)(4)

o     Estimated Lump Sum Transfer Value of Registered                   $305,710
      Pension Plan(5)

o     Estimated Lump Sum Value of Executive Benefit Plan(5)          $3,882,442


---------------

(1) As stated in Section 8.1 of the Restated Agreement, the above calculations represent only the current estimated value (as of April 1, 2008) of the Executive's entitlement to compensation upon a Change of Control. Accordingly, the above calculations are for illustrative purposes only.

(2) For purposes of Section 5.1 of the Restated Agreement, all calculations of the Executive's entitlement to compensation upon a Change of Control will be based on a Severance Period of 30 months.

(3)   Calculated in accordance with Section 8.1(b) of the Restated Agreement.

      -   Adjustment to EBP lump sum value to reflect settlement $2,474,420.

      - Additional settlement value of pension accrued during the severance period upon a change of control $2,175,611.

(4)   Deferred benefit payable from age 60.

(5) Based on the Standards of Practice for Determining Pension Commuted Values approved by the Canadian Institute of Actuaries using rates applicable for April 2008 terminations.

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

This amended and restated agreement respecting change of control and executive benefit plan entitlements made as of the 18th day of August, 2008.


BETWEEN:

                    NEXEN INC., a corporation incorporated under the laws of Canada

                                  (hereinafter referred to as the "Corporation")

                                     - and -

                    LAURENCE MURPHY

                                    (hereinafter referred to as the "Executive")

RECITALS:

1. The Executive, as Executive Vice President, International Oil and Gas of the Corporation, is considered by the Board to be an essential officer and employee of the Corporation, who is both integral to the operation and development of the Corporation, and has acquired outstanding skills, unique experience and possesses an extensive background in, and knowledge of, the Corporation's business, operations and the industry in which it is engaged.

2. In the event of a Change of Control, there is a possibility that the employment of the Executive would be terminated without just cause or adversely modified and the Executive has expressed concern in that regard to the Corporation.

3. The Board recognizes that it is essential and in the best interests of the Corporation and its shareholders that the Corporation retain the continued dedication of the Executive to the Executive's office and the Executive's employment during the uncertain period prior to, during and following a Change of Control.

4. The Board further believes that the past service of the Executive and the Executive's integral role in the development and operation of the Corporation requires that the Corporation ensure that in the event of a Change of Control the Executive is treated in a manner that is fair, reasonable, consistent with industry standards and in the best interests of the Corporation.

5. The Corporation and the Executive entered into a Change of Control Agreement on October 22, 1999, which was amended by an Amending Agreement dated December 25, 2000 (collectively the "Original Agreement") to agree on the terms and conditions which would govern the termination or modification of the employment of the Executive following a Change of Control.

6. The Original Agreement was replaced and superseded by an Amended and Restated Change of Control Agreement in December 2001, which was amended by an Amending Agreement dated May 30, 2003 (collectively, the "Current Agreement") which, among other matters, detailed the Corporation's security and funding obligations in respect of the Change of Control Obligations (as hereinafter defined), provided for the securitization and funding of the Executive Benefit Plan Obligations (as hereinafter defined) and provided for the cessation of the Executive's coverage under the Statement of Company Procedure Regarding the Securitization of Nexen Inc. Restated Executive Benefit Plan, as amended or replaced from time to time (the "Securitization Procedure").

7. The Corporation and the Executive wish to amend the Current Agreement as herein provided and, in doing so, wish to restate the Current Agreement as herein amended (the "Restated Agreement").

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Restated Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1    In this Restated Agreement, the following terms shall mean as follows:

       (a) "ACTING JOINTLY OR IN CONCERt" for the purposes of this Restated Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person for the purpose of acquiring, offering to acquire, or voting any Common Shares of the Corporation (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of business).

       (b) "ACTUARY" has the meaning referred to in Section 10.2 of this Restated Agreement.

       (c) "AFFILIATE" and "ASSOCIATE" have the meaning ascribed to such terms in National Instrument 45-106.

       (d) "ANNIVERSARY DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.

       (e) "ANNUAL BASE SALARY" means the annual base salary of the Executive payable by the Corporation at the end of the month immediately preceding the Date of Termination.

       (f) "ANNUAL TARGET BONUS" means the Executive's annual target bonus as determined by the Board to be in effect for the calendar year in which a Change of Control occurs.

       (g) "Bank" has the meaning referred to in Section 10.2 of this Restated Agreement.

       (h) "BENEFICIAL OWNER" for the purposes of this Restated Agreement, a Person shall be deemed to be the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN":

              (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

              (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has a right to acquire
                     (i) upon the exercise of any Convertible Securities or (ii) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately within a period of sixty (60) days thereafter and whether or not on condition or the happening of any contingency, (other than (a) customary agreements with and between underwriters and banking group and selling group members with respect to the distribution to the public or pursuant to a private placement of securities, or (b) pursuant to a pledge of securities in the ordinary course of business); and

              (iii) any securities which are Beneficially Owned within the meaning of clauses (a) or (b) above by any other Person with which such Person is Acting Jointly or in Concert,

              provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of or to "Beneficially Own" any security where such Person is the registered holder of securities as a result of carrying on the business of or acting as nominee for a securities depository.

              For purposes of this Restated Agreement, the percentage of Common Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

              100 x A/B

              Where:

              A  =  the  number  of  votes  for the  election  of all  directors generally attaching to the Common Shares Beneficially Owned by such Person; and

              B  =  the  number  of  votes  for the  election  of all  directors generally attaching to all outstanding Common Shares.

              For the purposes of the foregoing formula, where a Person Beneficially Owns unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

       (i) "BOARD" means the Board of Directors of the Corporation as constituted from time to time.

       (j) "CBCA" means the Canada Business Corporations Act, as amended from time to time, and any successor legislation thereto.

       (k) "CALCULATION DATE" has the meaning referred to in Section 10.5 of this Restated Agreement.

       (l)    "CHANGE OF CONTROL" means the occurrence of any of:

              (i) the purchase or acquisition of any Common Shares or Convertible Securities by a Beneficial Owner which results in the Beneficial Owner owning, or exercising control or direction over, Common Shares or Convertible Securities such that, assuming only the conversion of Convertible
                     Securities  Beneficially  Owned or over  which  control  or direction is exercised by the Beneficial Owner, the Beneficial Owner would own, or exercise control or direction over, Common Shares carrying the right to cast more than thirty-five percent (35%) of the votes attaching to all Common Shares; or

              (ii) the substantial completion of: (i) the liquidation, dissolution or winding-up of the Corporation; or (ii) the sale, lease or other disposition of all or substantially all of the assets of the Corporation; or

              (iii) a situation in which individuals who were members of the Board immediately prior to:

                     (A) a meeting of the shareholders of the Corporation involving a contest for, or an item of business relating to, the election of directors; or

                     (B) an amalgamation, arrangement, merger or other consolidation or combination of the Corporation with another Person, shall not constitute a majority of the Board following such election or transaction; or

              (iv) the completion of any transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraphs (i), (ii) or (iii) above; or

              (v) a determination by the Board that, for the purposes of this Restated Agreement, a Change of Control has occurred or is imminent.

       (m) "CHANGE OF CONTROL OBLIGATIONS" means the Company's obligations to make the lump sum payments described in Section 7.1 of this Restated Agreement to the Executive.

       (n) A "CHANGE OF CONTROL OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

              (i) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement; or

              (ii)   the Executive's employment is terminated in accordance with
                     Section 5.1 or 6.1 of this Restated Agreement.

       (o)    "COMMON SHARES" means the common shares of the Corporation.

       (p)    "CONVERTIBLE SECURITIES" means:

              (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; or

              (ii) any security issued by the Corporation from time to time (other than the rights issued pursuant to a shareholders' rights protection plan, if any) carrying any exercise, conversion or exchange right, which is then exercisable or exercisable  within a period of sixty
              (60) days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of sixty (60) days from that time and whether or not on condition or the happening of any contingency).

       (q) "DATE OF TERMINATION" means the date upon which the Executive's employment is terminated pursuant to Section 4.1, 5.1 or 6.1 of this Restated Agreement. For greater clarity, the Date of Termination means the date upon which the Corporation provides the Executive with written, verbal or other notice that the Executive's employment has been or will be terminated pursuant to

              Section 4.1 or 5.1 of this Restated Agreement or the date upon which the Executive provides the Corporation with written notice terminating the Executive's employment pursuant to Section 4.1 or for Good Reason pursuant to Section 6.1.

       (r) "DISABILITY" means, where due to a physical or mental condition, the Executive is rendered totally and permanently unable to perform the Executive's duties for a consecutive period of two (2) years or more during which the Executive has been in receipt of long term disability insurance benefits from the insurance carrier normally utilized by the Corporation.

       (s) "DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

       (t) "EFFECTIVE DATE" means the date upon which a Change of Control occurs.

       (u) "EMPLOYMENT BENEFITS" means the employment benefits to which the Executive is entitled by virtue of any written, oral or implied agreement with the Corporation. For the purposes of this Restated Agreement, "Employment Benefits" shall include, but is not limited to, the following:

              (i) the Executive's entitlement to any dental or general medical care;

              (ii) the Executive's entitlement to receive long term disability benefits from the insurance carrier normally utilized by the Corporation;

              (iii) the Executive's entitlement to pension benefits under the terms of any pension plan with the Corporation;

              (iv) the Executive's entitlement to a monthly car allowance from the Corporation;

              (v)    the  Executive's   entitlement  to   contributions  by  the
                     Corporation to the Corporation's savings plan;

              (vi) the Executive's entitlement to receive from the Corporation financial counseling services, at a cost of $3,500.00 per year (or as the same may be increased from time to time by the Corporation); and

              (vii) the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence.

       (v) "EXECUTIVE BENEFIT PLAN" has the meaning referred to in Section 7.1(b) of this Restated Agreement.

       (w) "EXECUTIVE BENEFIT PLAN OBLIGATIONS" means the Corporation's outstanding obligations under the Executive Benefit Plan to the Executive.

       (x) An "EXECUTIVE BENEFIT PLAN OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

              (i)    a Change of Control occurs;

              (ii) the Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or becomes insolvent or bankrupt;

              (iii) a receiver, trustee or liquidator of or for the Corporation is appointed and is not discharged within a period of sixty days;

              (iv) the net worth of the Corporation, described as shareholder equity in the consolidated financial statements of the Corporation as disclosed in the annual and quarterly consolidated financial statements of the Corporation, is less than $400 million;

              (v) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement;

              (vi) the Executive has provided written notification to the Trustee and to the Corporation of the failure by the Corporation to pay any amount owed to or in respect of the Executive under the Executive Benefit Plan within thirty days of the due date specified in the Executive Benefit Plan (together with a statement of the amount due and owing) either to the person entitled thereto pursuant to the Executive Benefit Plan or to the Trust in accordance with the provisions of Section 10.6(h); or

              (vii) at any time the Board adopts a resolution to the effect that, for purposes of this Restated Agreement, an Executive Benefit Plan Obligations - Designated Event has occurred or is imminent.

       (y) "GOOD REASON" means any of the following, unless the Executive shall have given the Executive's express written consent thereto:

              (i) INCONSISTENT DUTIES. The assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or a material alteration in the nature or status of the Executive's responsibilities or duties or reporting relationship from those in effect immediately prior to a Change of Control;

              (ii) REDUCED SALARY. A reduction by the Corporation in the Executive's Annual Base Salary in effect on the Effective Date or as the same may be increased thereafter from time to time or the failure by the Corporation to grant the Executive salary increases at a rate commensurate with the increases accorded to other executives of the Corporation;

              (iii) RELOCATION. The Corporation requiring the Executive to be based anywhere other than where the Executive is based at the time a Change of Control occurs, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations in the ordinary course of business immediately prior to a Change of Control;

              (iv) INCENTIVE COMPENSATION PLANS. The failure by the Corporation to continue in effect any incentive compensation plan in which the Executive participates, including, but not limited to, the Incentive Compensation Plan or the Stock Option Plan or any other similar plans adopted prior to a Change of Control, unless the Executive is eligible to participate in, and is entitled to the opportunity to receive a comparable level of benefits under, an ongoing, substitute or alternative plan (it being understood that the manner or method of payment and the form of consideration need not be the same as existed in the original plans); or the failure by the Corporation to continue the Executive's participation therein on at least as favourable a basis, both in terms of the amount of benefits available to the Executive and the level of the Executive's participation relative to other participants, as existed at the time a Change of Control occurs;

              (v) EMPLOYMENT BENEFITS AND PERQUISITES. The failure by the Corporation to continue to provide the Executive with Employment Benefits at least as favourable as those enjoyed by the Executive immediately prior to a Change of Control, including any pension plan, benefit plan or any retirement arrangement established for the Executive, or any of the Corporation's life insurance, medical, health and accident, disability or savings plans in which the Executive was participating at the time a Change of Control occurs; the taking of any action by the Corporation that would directly or indirectly materially reduce any such benefits or deprive the Executive of any material perquisite enjoyed by the Executive at the time a Change of Control occurs, including, without limitation and to the extent applicable, the use of a car, aircraft, secretarial services, office space, telephones, computer facilities, expense reimbursement, financial counselling, and professional fees and club dues reimbursement; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation practice in effect at the time a Change of Control occurs;

              (vi) NO ASSUMPTION BY SUCCESSOR. The failure of the Corporation to obtain a satisfactory agreement from a successor to assume and agree to perform this Restated Agreement. Alternatively, if the business or undertaking in connection with which the Executive's services are principally performed is sold at any time after a Change of Control occurs, and the Executive's employment is transferred as a result, the failure or refusal of the purchaser of such business or undertaking to provide the Executive with the same or a comparable position, duties, compensation and benefits, as described in paragraphs (iv) and (v) above, as provided to the Executive by the Corporation immediately prior to a Change of Control;

              (vii) DISPOSITION OF "ALL OR SUBSTANTIALLY ALL". The disposition by the Corporation of all or substantially all of the assets of the Corporation, as contemplated herein, notwithstanding that the Executive's services were or were not principally performed for such business.

       (z) "HEARING" has the meaning referred to in Section 11.7 of this Restated Agreement.

       (aa) "HEARING DATE" has the meaning referred to in Section 11.7 of this Restated Agreement.

       (bb) "INCENTIVE COMPENSATION PLAN" means any bonus or incentive compensation plan of the Corporation in which the Executive is entitled to receive benefits in the month immediately preceding a Change of Control.

       (cc)   "JUST CAUSE" means:

              (i) the failure by the Executive to substantially perform the Executive's duties according to the terms of the Executive's employment in existence immediately prior to a Change of Control after the Corporation has given the
                     Executive reasonable notice of such failure and a reasonable opportunity to correct it; or

              (ii) where the Executive engages in any criminal act or dishonesty resulting or intended to result, directly or indirectly, in the personal gain of the Executive at the Corporation's expense.

       (dd) "LETTER OF CREDIT" has the meaning referred to in Section 10.2 of this Restated Agreement.

       (ee) "MONTHLY BASE SALARY" means the monthly salary payable to the Executive by the Corporation in effect at the end of the month immediately preceding the Effective Date.

       (ff) "NOTICE OF DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

       (gg)   "OBLIGATIONS"   means,   collectively,   the   Change  of  Control
              Obligations and the Executive Benefit Plan Obligations.

       (hh) "PARTIES" means the Corporation, and its successors and permitted assigns, and the Executive and the Executive's heirs, executors and administrators and "PARTY" means either one of them.

       (ii) "PERSON" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative and any national, provincial, state or municipal government or any agency thereof.

       (jj)   "REFUNDABLE   TAX  ACCOUNT"   means  the  refundable  tax  account
              maintained in respect of the Trust by the Canada Revenue Agency.

       (kk) "REGISTERED PENSION PLAN" has the meaning referred to in Section 7.1(b) of this Restated Agreement.

       (ll) "RESTATED AGREEMENT" means this amended and restated agreement respecting change of control and executive benefit plan entitlements as it may be amended, restated or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby", and similar expressions refer to this Restated Agreement and, unless otherwise indicated, refer to Articles or Sections in this Restated Agreement only.

       (mm) "SECURITIZATION PROCEDURE" has the meaning referred to in the recitals of this Restated Agreement.

       (nn) "SEVERANCE PERIOD" means the thirty (30) month period immediately following the Date of Termination.

       (oo) "STOCK OPTION PLAN" means any stock option plan or plans of the Corporation pursuant to which the Executive is granted options by the Corporation to acquire Common Shares.

       (pp)   "SUBSIDIARY" has the meaning ascribed to it in the CBCA.

       (qq) "TAX ACT" means the Income Tax Act (Canada) and the Regulations thereunder, both as amended from time to time.

       (rr) "TERM" has the meaning referred to in Section 3.1 of this Restated Agreement.

       (ss) "TRUST" has the meaning referred to in Section 10.1 of this Restated Agreement.

       (tt) "TRUST AGREEMENT" has the meaning referred to in Section 10.1 of this Restated Agreement.

       (uu) "TRUSTEE" means CIBC Mellon Trust Company or such other trust company duly incorporated under the laws of Canada or any province thereof whom the Company may designate as the trustee in connection with the security and funding of the Obligations.

       (vv) "VALUATION DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.


                                   ARTICLE 2
                           SCOPE OF RESTATED AGREEMENT
                           ---------------------------

2.1 The Parties intend that this Restated Agreement sets out (a) their respective rights and obligations upon the occurrence of a Change of Control and in connection with the securitization and funding of the Change of Control Obligations; and (b) their respective rights and obligations regarding the securitization and funding of the Executive Benefit Plan Obligations. This Restated Agreement does not provide for any other terms of the Executive's employment with the Corporation, except as expressly provided for herein.

2.2 The Parties hereby confirm that except as otherwise expressly stated in this Restated Agreement, insofar as the securitization and funding of the Executive Benefit Plan Obligations is concerned, the terms of this Restated Agreement shall govern and the terms of the Securitization Procedure shall not be applicable.

2.3 This Restated Agreement shall automatically terminate upon the death of the Executive or where due to the Disability of the Executive, the Executive is materially incapacitated from performing the Executive's duties. In the event of the death or Disability of the Executive, the Executive (or the Executive's estate) shall be entitled to receive from the Corporation all unpaid Annual Base Salary, Employment Benefits, unpaid business expenses and vacation entitlement accrued to the date of the death or Disability of the Executive. The Executive (or the Executive's estate) shall also be entitled to receive any and all death or Disability benefits in a manner consistent with, and at least equal in amount to, those provided by the Corporation to senior executives (or their estate) under such plans, programs and policies in effect at the date of Disability or death of the Executive, and the Corporation shall have no further obligations to the Executive or the Executive's estate under this Restated Agreement. Any entitlements of the Executive (or the Executive's estate) under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this
       Section 2.3 shall then commence to be covered under the Securitization Procedure.

2.4 If the Executive's employment is terminated by either Party, for any reason, prior to a Change of Control in any manner, other than expressly provided for in this Restated Agreement, this Restated Agreement shall automatically terminate and the Corporation shall have no further obligations to the Executive hereunder. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.4 shall then commence to be covered under the Securitization Procedure.

                                   ARTICLE 3
                           TERM OF RESTATED AGREEMENT
                           --------------------------

3.1 Subject to termination of this Restated Agreement prior to a Change of Control, this Restated Agreement shall remain in effect for a period concluding twelve (12) months following the Effective Date (the "Term"), at which time this Restated Agreement shall terminate; provided however that the payment of compensation and benefits to the Executive under this Restated Agreement shall continue beyond the end of the Term in accordance with the applicable provisions of this Restated Agreement. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 3.1 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 4
            TERMINATION FOR JUST CAUSE OR FOR OTHER THAN GOOD REASON
            --------------------------------------------------------

4.1 If the Executive's employment is terminated for Just Cause, or is terminated by the Executive, other than for Good Reason, following a Change of Control, the Corporation shall pay to the Executive, if not already paid, the fraction of the unpaid Annual Base Salary accrued during the then current fiscal year of the Corporation, all accrued Employment Benefits, all unpaid reasonable business expenses and all unpaid vacation pay accrued up to and including the Date of Termination, and thereafter, the Corporation shall have no further obligations to the Executive under this Restated Agreement.

4.2 Nothing in this Restated Agreement shall serve to derogate from the vested rights of the Executive to pension benefits, Stock Option Plans or any other Employment Benefits to which the Executive is entitled up to the Date of Termination.


                                   ARTICLE 5
                           TERMINATION BY CORPORATION
                           --------------------------

5.1 If the Executive's employment is terminated by the Corporation within the twelve (12) month period following the Effective Date, for reason other than Just Cause, death or Disability, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.


                                   ARTICLE 6
                           TERMINATION FOR GOOD REASON
                           ---------------------------

6.1    In the event of a Change of Control, the Executive may, within the twelve
       (12) month period following the Effective Date and upon providing the Corporation with ten (10) days written notice, terminate the Executive's employment with the Corporation for Good Reason. Upon being provided with such notice, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.

                                   ARTICLE 7
                          COMPENSATION UPON TERMINATION
                          -----------------------------

7.1    If the  Executive's  employment is terminated in accordance  with Section
       5.1 or 6.1 of this Restated Agreement:

       (a) the Corporation shall forthwith, but in any event within ten (10) days from receipt by the Corporation of a Release executed by the Executive substantially in the form of Schedule "A", pay to the
              Executive:

              (i) if not previously paid, that portion of the Executive's accrued but unpaid Monthly Base Salary, any accrued but unpaid bonus to which the Executive is entitled for the preceding calendar year under any Incentive Compensation Plan, all unpaid reasonable business expenses and all accrued but unused vacation pay earned or payable to the Executive by the Corporation for the period from the beginning of the Corporation's then current fiscal year, up to and including the Date of Termination;

              (ii) a lump sum cash payment equal to the Executive's Monthly Base Salary and one-twelfth (1/12) of the Executive's Annual Target Bonus for each month of the Severance Period;

              (iii) a lump sum payment equal to thirteen percent (13%) of the Executive's Annual Base Salary for the Severance Period representing the value of the group health and welfare benefits for the Severance Period;

              (iv)   a  lump  sum   payment   representing   the  value  of  the
                     Executive's monthly car allowance for the Severance Period;

              (v)    a  lump  sum   payment   representing   the  value  of  the
                     Corporation's contributions to the Corporation's savings plan (at a rate of six percent (6%) of the Executive's Annual Base Salary) for the Severance Period;

              (vi) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation financial counseling services for the Severance Period; and

              (vii) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence for the Severance Period;

       (b) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Benefit Option) (the "Registered Pension Plan"), if any, and the Executive's related entitlement under the Nexen Inc. Restated Executive Benefit Plan (the "Executive Benefit Plan"), if any:

              (i) the Corporation shall recognize the Severance Period for purposes of determining the Executive's entitlement;

              (ii) for calculation purposes, the Executive's entitlement is the benefit which would have been determined assuming that the Executive had been employed throughout the Severance Period, including recognition of:

                     (A) additional service that would have been credited for the Severance Period;

                     (B) monthly salary equal to the Executive's Monthly Base Salary throughout the Severance Period;

                     (C) pensionable bonus for the year of the Date of Termination, and for each subsequent year or portion thereof during the Severance Period, determined at the Annual Target Bonus level. Average bonus will be determined over the three years to the end of the Severance Period, including any partial calendar years; and

                     (D) if the Executive would have been eligible for retirement at the end of the Severance Period, the Executive shall be deemed to retire, and the pension to commence, upon completion of the Severance Period. In such case, the Executive's attained age at the end of the Severance Period will be recognized for purposes of calculating the early retirement reduction factor, if applicable; and

              (iii) the pension entitlements described in this Section 7.1(b) shall, to the extent legally permissible, be provided through the Registered Pension Plan. To the extent that it is not legally permissible to provide such pension entitlements through the Registered Pension Plan, the Corporation shall pay to the Executive a lump sum payment representing the settlement value of the additional
                     Executive Benefit Plan benefit determined in accordance with the assumptions set forth in Schedule "B-1";

              (iv) any entitlements of the Executive under the Executive Benefit Plan which have previously been funded in accordance with Article 10 but not previously settled in accordance with Article 10 shall be settled by the Corporation in accordance with the assumptions set forth in Schedule "B-1";

       (c) the Corporation shall provide the Executive with executive outplacement counselling to be provided by a firm to be selected by the Executive, at a cost to the Corporation not to exceed $25,000.00;

       (d) all of the Executive's outstanding unexercisable stock options under any Stock Option Plan shall become exercisable; and

       (e) where the Executive has been relocated, at the request of the Corporation, within the two (2) year period immediately prior to the Effective Date, if so requested by the Executive, the Corporation shall relocate the Executive back to the Executive's prior location.

7.2 The estimated value as of April 1, 2008 of Sections 7.l(a)(ii) to 7.1(c) are set out in Schedule "C". Schedule "C" provides estimated values only and actual values shall be calculated in accordance with this Restated Agreement at the time of entitlement or payment under this Restated Agreement.

7.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the remuneration and benefits payable under this Article 7 shall not be reduced if the Executive obtains alternative employment.

7.4 Unless expressly provided otherwise in this Restated Agreement, all payments to be made to the Executive under this Article 7 shall be subject to required statutory deductions at source by the Corporation.


                                   ARTICLE 8
                            CONFIDENTIAL INFORMATION
                            ------------------------

8.1 If the Executive's employment is terminated in any manner whatsoever due to or following a Change of Control, the Executive agrees to keep confidential all information of a confidential or proprietary nature concerning the Corporation, its Affiliates, Associates and Subsidiaries and their respective operations, opportunities, areas of present, past or future interests, assets, finances, technology, intellectual property, business and affairs, and further agrees not to use such information, data or technology for personal advantage, provided that nothing herein shall prevent the disclosure of information which is publicly available or which is required to be disclosed by the Executive under appropriate statute, rules of law or legal process.


                                   ARTICLE 9
              RIGHTS AND OBLIGATIONS OF EXECUTIVE UPON TERMINATION
              ----------------------------------------------------

9.1 Subject to Section 8.1 of this Restated Agreement, the Executive shall not be prohibited in any manner whatsoever from obtaining alternative employment with or otherwise forming or participating in a business competitive to the business of the Corporation after the termination of the Executive's employment with the Corporation.

9.2 Upon the termination of the Executive's employment for any reason, the Executive shall tender the Executive's resignation from any position the Executive may hold as an officer or director of the Corporation or any of its Affiliates, Associates or Subsidiaries.

9.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the Corporation shall continue to purchase and maintain, to the extent available in the marketplace at reasonable cost to the Corporation, on behalf of the Executive, director and officer liability insurance for the applicable limitation period following the date upon which the Executive ceases to serve as a director or officer of the Corporation, and the Executive's existing agreement to receive indemnity from the Corporation for acts taken by the Executive in the Executive's capacity as an officer of the Corporation shall remain in effect.

9.4    Upon termination of the Executive's employment pursuant to Section 5.1 or
       6.1 of this Restated Agreement, the Corporation shall reimburse the Executive for ongoing legal fees and disbursements which the Executive may reasonably incur in connection with this Restated Agreement (but this Restated Agreement only), including any litigation concerning the validity or enforceability of, or liability under, any provision of this Restated Agreement or any action by the Executive. The Corporation shall pay such fees and reimbursements to the Executive promptly as such fees and disbursements become due.


                                   ARTICLE 10
                      SECURITIZATION AND FUNDING PROCEDURE
                      ------------------------------------

10.1 The Corporation has established and maintains a trust for the benefit of the Executive and persons claiming through him (the "Trust") pursuant to the terms and conditions of a trust agreement (the "Trust Agreement") between the Corporation and the Trustee. The Trust shall be funded in accordance with the provisions of this Restated Agreement and the Trust Agreement.

10.2 To provide security against a failure by the Corporation to either fund or settle the Obligations in accordance with the terms of this Article 10, the Trust Agreement provides for the funding of the Trust with the proceeds of an irrevocable letter of credit which satisfies the requirements of this Restated Agreement (a "Letter of Credit") in the event that the Corporation does not provide funding or effect settlement when required to do so hereunder and in accordance with the terms hereof. The Corporation confirms that the Letter of Credit currently held by the Trustee has been issued by a major Canadian chartered bank (the "Bank") in an amount calculated by the Corporation's consulting actuary (who at all times shall be a Fellow of the Canadian Institute of Actuaries) (the "Actuary") in accordance with the provisions of Section 10.5 of this Restated Agreement.

10.3 On each February 1st (the "Anniversary Date"), the Corporation shall request a report from the Actuary as to the amount calculated, as at the next succeeding April 1st (the "Valuation Date"), in accordance with the provisions of Section 10.5 of this Restated Agreement. The Corporation shall provide the Actuary with the data it requires to prepare such report. Upon completion of each such report, the Corporation shall arrange for the Actuary to provide a summary of same to the Trustee.

       Prior to the funding and/or settlement of all of the Obligations in accordance with the terms of this Restated Agreement, the Corporation shall, within forty-five days after the applicable Anniversary Date and in accordance with the terms of the report received from the Actuary:

       (a)    either:

              (i) arrange for a Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. The replacement Letter of Credit shall be:

                     (A) substantially in the form of the Letter of Credit then held by the Trustee;

                     (B) in an amount calculated by the Actuary as at the applicable Valuation Date in accordance with the provisions of Section 10.5 of this Restated Agreement; and

                     (C)    for a  term  which  commences  on  the  date  of its
                            issuance   and  expires  one  year   following   the
                            applicable Valuation Date; or

              (ii) confirm to the Trustee in writing that the Letter of Credit then held by the Trustee will be extended automatically for a further one-year term. The confirmation to the Trustee shall include evidence from the Bank as to any amendment to the applicable Letter of Credit, any such amendment to be consistent with the report prepared by the Actuary as at the applicable Valuation Date; and

       (b) contribute to the Trust an amount equal to twice the fee charged by the Bank in connection with the Letter of Credit extension or replacement, as applicable. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in consideration for the Letter of Credit extension or replacement, as applicable.

       When a replacement Letter of Credit has been provided in accordance with the terms of this Section 10.3, an existing Letter of Credit shall be surrendered and cancelled.

10.4 If, during the term of a Letter of Credit issued pursuant to this Restated Agreement, the Corporation, acting reasonably, concludes that there has been a significant change in the Obligations since the date of the last report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement, the Corporation shall request a report from the Actuary as to the then current value of the Obligations, calculated in accordance with the provisions of Section 10.5 of this Restated Agreement. Upon receipt of the report, the Corporation shall provide a summary of same to the Trustee and arrange, together with the Trustee, for any required increase or decrease in the amount of the Letter of Credit for the balance of the term of such Letter of Credit. In the event that a replacement Letter of Credit is to be issued in the circumstances described in this Section 10.4, the Corporation and the Trustee shall arrange for such replacement Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee.

       Upon receipt of a replacement Letter of Credit pursuant to this Section 10.4, the Trustee shall surrender for cancellation the Letter of Credit then held by it pursuant to this Restated Agreement and the Trust Agreement.

       In the event that all or any  portion of the fee  referred  to in Section
       10.3 of this Restated Agreement, is refunded by the Bank as a result of a decrease in the amount of a Letter of Credit pursuant to this Section 10.4, such amount (together with any resulting refundable Tax) shall be received by the Trustee for deposit to the Trust. Upon receipt of an Authorized Instruction (as defined in the Trust Agreement), the Trustee shall pay and transfer such amounts (less any applicable tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Corporation for its sole and exclusive use and benefit.

       In the event that an additional fee is required to be paid to the Bank as a result of an increase in the amount of a Letter of Credit pursuant to this Section 10.4, the Corporation shall contribute to the Trust an amount equal to twice the additional fee. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in payment of its additional fee.

10.5   A Letter of Credit issued pursuant to this Restated Agreement shall:

              (i)    be an irrevocable standby letter of credit;

              (ii) obligate the Bank to satisfy demand for payment made by the Trustee in accordance with the terms of this Restated Agreement and the Trust Agreement;

              (iii)  permit partial drawings; and

              (iv) provide that the Bank must notify the Trustee on or before thirty days prior to the expiry of a Letter of Credit of any notice of non-extension provided by the Bank to the Corporation.

       The amount of a Letter of Credit pursuant to this Restated Agreement shall be calculated by the Actuary in accordance with the following subparagraphs of this Section 10.5.

       (a) Assuming the lump sum payments referred to in Section 7.1(a) of this Restated Agreement are equal to the amount thereof provided by the Corporation.

       (b) Assuming the service of the Executive will terminate, in accordance with Section 5.1 or 6.1 of this Restated Agreement, on the next succeeding March 31st after the Valuation Date (the "Calculation Date").

       (c) Using the Executive's demographic data, including base salary, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

       (d) Using the Yearly Maximum Pensionable Earnings (Y.M.P.E.) used to determine the amount of the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

       (e)    Assuming all Obligations are included.

       (f)    Using  the  actuarial   methods,   assumptions   and   calculation
              methodology described in Schedule "B-2.

       (g) Applying a load of 15% to the amount determined in accordance with subparagraphs (b) through (f) of this Section 10.5 to provide for fluctuations in the Interest Discount Rate, Consumer Price Index and other plan experience during the term of the Letter of Credit, as described in Schedule "B-2".

       (h) Applying a load to one-half of the amount determined in accordance with subparagraphs (a) through (g) of this Section 10.5 to provide for the cost associated with the borrowings described in subparagraph (k) of this Section 10.5, as described in Schedule "B-2".

       (i) Including a settlement expense to the amount determined in subparagraph (h), with the aggregate settlement expense allowance for all obligations secured equal to $250,000, or where the
              Valuation Date is after December 31, 2008, the aggregate settlement expense allowance will be increased at the rate equal to the increase in the Consumer Price Index, as described in Schedule "B-2", plus 1% for each year after 2008.

       (j) Assuming the Obligations will be promptly settled with the Executive upon occurrence of a Designated Event described in
              Section 1.1(n)(ii).

       (k) Assuming a loan will be secured to permit settlement of the Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2". The cost associated with the borrowings shall be assumed to be paid from the Trust.

       (l) The liabilities calculated in accordance with subparagraphs (a) through (k) above shall be offset by:

              (i)    the Refundable Tax Account, if any; and

              (ii)   the assets contained in the Trust, if any.

10.6   (a)    If an Executive  Benefit Plan Obligations - Designated Event shall occur, the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement. Notwithstanding the foregoing, if an Executive Benefit Plan Obligations - Designated Event described in

              Section 1.1(x)(i) and a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) shall occur simultaneously, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in accordance with the provisions of Schedule "B-1".

       (b)    If:

              (i) the employment of the Executive is terminated by the Corporation for any reason other than as a result of the death, disability or retirement of such Executive; and

              (ii) such Executive files with the Corporation a written request that it fund the Executive Benefit Plan Obligations,

                  the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement.

       (c)    Upon the earlier of:

              (i)    learning of the  occurrence  of an  Executive  Benefit Plan
                     Obligations  -  Designated   Event   described  in  Section
                     1.1(x)(v) or (vi) of this Restated Agreement; or

              (ii) receipt of a written notice of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in any of the other subparagraphs of Section 1.1(x) of this Restated Agreement, which notice has been signed by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation and which notice must, in the case of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(i) of this Restated Agreement, indicate which subparagraph of the definition of "Change of Control" is applicable, the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan
              Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Executive Benefit Plan Obligations in accordance with the terms of this Restated

              Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

              Notwithstanding the foregoing, in the event an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(v) or (vi) of this Restated Agreement has triggered the operation of this Section 10.6 and the failure which gave rise to the occurrence of such Executive Benefit Plan Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 10.6(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Executive Benefit Plan Obligations - Designated Event had not occurred.

       (d) Upon receipt of a written notice of the occurrence of the events described in both subparagraphs (i) and (ii) of Section 10.6(b) of this Restated Agreement (which notice has been signed by the Executive and sworn before a notary public), the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations unless it receives satisfactory proof within nine days of the date of such notice that the Corporation has funded the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded the Executive Benefit Plan Obligations in accordance with the terms hereof and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw upon that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

       (e) For purposes of determining the required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.6, the Trustee shall refer to the most recent report prepared by the Actuary for purposes of this Restated

              Agreement and, in particular, to the portion of the report dealing with the Executive Benefit Plan Obligations. In preparing the portion of its report respecting Executive Benefit Plan Obligations, the Actuary shall adhere to the following:

              (i) Assuming that the Executive, if then in active employment, will remain in active employment with the Corporation as an officer until the Calculation Date and that the Executive's employment with the Corporation will terminate on the Calculation Date.

              (ii) Using the Executive's demographic data, including base salary, actual bonus history, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

              (iii) Using the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

              (iv)   Assuming the Executive's target bonus percentage remains at
                     the  level  specified  by  the   Corporation   pursuant  to
                     subparagraph (ii) above.

              (v)    Assuming  only  Executive   Benefit  Plan  Obligations  are
                     included.

              (vi) Assuming the payments under the Executive Benefit Plan would be made from the Trust.

              (vii) Using the actuarial methods, assumptions and calculation methodology described in Schedule "B-2.

              (viii) Applying loads as described in Schedule "B-2" to the amount determined in accordance with the preceding subparagraphs of this Section 10.6(e) to provide for future contingencies and expenses of the Trust.

              (ix) Calculating the estimated amount required to settle the Executive Benefit Plan Obligations based on the actuarial methods, assumptions and calculation methodology described in Schedule "B-2", increased by the loads described in the following subparagraph.

              (x) Applying loads as described in Schedule "B-2" to the amount determined in accordance with subparagraph (ix) to provide for:

                     (A) fluctuations in the Interest Discount Rate and Consumer Price Index during the term of the Letter of Credit; and

                     (B)    the cost  associated  with the loan to be secured as
                            allowed under the Trust Agreement to permit settlement of the Executive Benefit Plan Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2" and shall be applied to one-half of the amount in subparagraph (ix). The cost associated with the borrowings shall be assumed to be paid from the Trust.

              (xi)   Taking the larger amount for the Executive of:

                     (A)    the   amount    determined   in   accordance    with
                            subparagraphs (i) through (viii), and

                     (B)    the   amount    determined   in   accordance    with
                            subparagraphs (ix) and (x).

              (xii) The amount determined in accordance with subparagraph (xi) above shall be offset by:

                     (A)    the Refundable Tax Account, if any;

                     (B)    the assets contained in the Trust, if any.

       (f) In the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof as a result of:

              (i) the Corporation making an assignment for the benefit of creditors or filing a petition in bankruptcy or becoming insolvent or bankrupt;

              (ii) a receiver, trustee or liquidator of or for the Corporation being appointed and not being discharged within a period of sixty days;

              (iii)  a voluntary dissolution or wind-up of the Corporation; or

              (iv) a sale or disposition of all or substantially all of the assets of the Corporation,

              and the Executive Benefit Plan has been terminated in connection therewith, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust. For this purpose, the benefit entitlements of each Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

              Any assets of the Trust remaining after full satisfaction of (i) the Executive Benefit Plan Obligations pursuant to the preceding paragraph and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

       (g) In the event the Executive Benefit Plan shall be terminated at any time either in whole or in part in relation to the Executive subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms hereof, then, provided
              Section 10.6(f) of this Restated Agreement is not otherwise applicable, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust.

              For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of the termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

              Any assets of the Trust remaining after full satisfaction of (i) the Executive Benefit Plan Obligations and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

       (h)    In the event:

              (i) of a dispute as to whether a payment to or in respect of the Executive is properly due and payable pursuant to the Executive Benefit Plan; and

              (ii) such dispute cannot be resolved by the parties thereto within the time frame specified in Section 1.1(x)(vi) of this Restated Agreement,

              the amount in dispute shall be remitted to the Trustee for deposit to the Trust. Upon final settlement of the dispute, the amount so deposited (together with any earnings, profits and increments thereon and after deduction of any authorized payments allocable thereto, both as determined in accordance with the terms of the Trust Agreement), less any applicable withholding tax which will be remitted as required by the Tax Act, shall be paid to that party to the dispute which is found to be entitled thereto. Prior to such amount being paid out of the Trust in accordance with the terms hereof, the Corporation shall instruct the Actuary to take such amount into account when preparing its report for purposes of this Restated Agreement.

       (i) In the event that a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement, the Corporation shall be required to settle the
              Executive Benefit Plan Obligations forthwith in an amount determined by the Actuary in accordance with the provisions of Schedule "B-1".

       (j) Subject to Section 10.6(f), 10.6(g) and 10.6(i) of this Restated Agreement, in the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof, all or a portion of such Executive Benefit Plan Obligations may, at the discretion of the Corporation, be promptly settled with the Executive.

              For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan. In such circumstances, the Corporation reserves the right to settle the Executive Benefit Plan Obligations by way of a lump sum payment to the Executive provided that the amount of each such payment is determined by the Actuary in accordance with the assumptions set forth in Schedule "B-1".

10.7   (a)    If a Change of Control Obligations - Designated Event described in
              Section 1.1(n)(i) of this Restated Agreement shall occur, the Corporation shall be required to immediately fund the Change of Control Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated
              Agreement.

       (b)    If a Change of Control Obligations - Designated Event described in
              Section 1.1(n)(ii) of this Restated Agreement shall occur, the Corporation shall be required to settle the Change of Control Obligations forthwith in accordance with the provisions of Schedule "B-1", upon receipt by the Corporation of a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A".

       (c)    Upon the earlier of:

              (i)    learning  of  the   occurrence   of  a  Change  of  Control
                     Obligations  -  Designated   Event   described  in  Section
                     1.1(n)(i) of this Restated Agreement; or

              (ii) receipt of a written notice of the occurrence of a Change of Control Obligations - Designated Event described in
                     Section 1.1(n)(ii) of this Restated Agreement, which notice has been signed by the Executive and sworn before a notary public and has annexed thereto a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A", the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Change of Control Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Change of Control Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Change of Control Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

              Notwithstanding the foregoing, in the event a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement has triggered the operation of this
              Section 10.7 and the failure which gave rise to the occurrence of such Change of Control Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 10.7(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Change of Control Obligations - Designated Event had not occurred.

       (d) The required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.7 shall be determined by the Actuary and shall be the amount determined in accordance with Sections 10.5(a) through (l) of this Restated Agreement offset by the amount determined in accordance with subparagraphs 10.6(e)(i) through (xii) of this Restated Agreement. The settlement amount for purposes of this Section 10.7 shall be determined in accordance with the provisions of Schedule "B-1".

       (e) In the event that the Change of Control Obligations have been funded in accordance with the terms hereof as a result of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii), the Change of Control Obligations shall be promptly settled with the Executive in accordance with the provisions of Schedule "B-1".

10.8 The actuarial methods and assumptions described in Schedule "B-1" and Schedule "B-2" shall be reviewed from time to time. Any amendments to Schedule "B-1" and/or Schedule "B-2" as a result of such review shall be dealt with in accordance with Section 12.6.

10.9 The Trustee shall surrender the Letter of Credit to the Corporation for cancellation upon the earliest of:

       (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive directing surrender of the Letter of Credit;

       (b) receipt by the Trustee of a written direction signed by the Corporation confirming that it has funded and/or settled the Obligations in accordance with the terms hereof, together with evidence which is satisfactory to the Trustee that such funding and/or settlement has occurred; and

       (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that the Corporation has no remaining Obligations to the Executive and that a copy of such written direction has been provided to the Executive.

10.10  The Trust shall be terminated by the Trustee upon the earliest of:

       (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive confirming the termination of the Trust;

       (b) the entire depletion of the Trust Fund through payments pursuant to the terms of the Trust Agreement, in the event that such depletion occurs subsequent to the funding of the Obligations in accordance with the terms of this Restated Agreement; and

       (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that a copy of such written direction has been provided to the Executive.

       Upon the termination of the Trust, any assets of the Trust which remain after the satisfaction of any remaining Obligations of the Corporation to the Executive shall be returned to the Corporation.

10.11 The Corporation and the Executive hereby acknowledge that the Corporation is entering into agreements similar to this Restated Agreement with certain of its other executives and that the Corporation may, at its sole discretion, arrange for one or more Letters of Credit to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Letter of Credit is obtained to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to a "Letter of Credit" in this Restated Agreement shall be read as references to that portion of such Letter of Credit which is referable to the responsibilities of the Corporation to the Executive.

       The Corporation and the Executive also acknowledge that the Corporation may, at its sole discretion, enter into one or more Trust Agreements to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Trust Agreement is entered into to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to "Trust", "Trust Agreement", "Trustee" and "Refundable Tax Account" in this Restated Agreement shall be read with such modifications as may be necessary in the context.

10.12 At the discretion of the Corporation and subject to the provisions of applicable law, in the event that all or a portion of the Obligations are funded in accordance with Article 10 hereof and an actuarial surplus (determined by actuarial valuation in accordance with the terms of the report prepared as at the immediately preceding Valuation Date in accordance with Section 10.3 of this Restated Agreement) arises as a result thereof:

       (a) all or a portion of such actuarial surplus may be used in the determination of or to reduce the funding otherwise required to be provided by the Corporation hereunder; or

       (b) any surplus assets may, to the extent that they exceed 110% of the amount required to fund that portion of the Obligations which has been funded (as determined by the report prepared as at the immediately preceding Valuation Date in accordance with Section
              10.3 of this Restated Agreement) be returned to the Corporation.


                                   ARTICLE 11
                              EXPEDITED ARBITRATION
                              ---------------------

11.1 If, pursuant to Section 6.1 of this Restated Agreement, the Executive provides written notice of the Executive's intention to terminate the Executive's employment for Good Reason, and the Corporation believes that there is no Good Reason, or, alternatively, if, pursuant to Section 4.1 of this Restated Agreement, the Corporation provides written notice of its intention to terminate the Executive's employment for Just Cause and the Executive believes there is no Just Cause, the Corporation or the Executive, as applicable, shall, within ten (10) days of having been provided such notice, provide written notice ("Notice of Dispute") to the other Party of the dispute (the "Dispute").

11.2 The Parties agree that any and all Disputes under Section 11.1 of this Restated Agreement will be resolved by way of a single Arbitrator.

11.3   (a)    Within  fifteen  (15) days of  provision of the Notice of Dispute, the Parties shall agree upon and appoint a neutral Arbitrator from the then current roster maintained by the Alberta Mediation and Arbitration Society to act as Arbitrator of the Dispute; or

       (b) If no person acceptable to both Parties has been agreed upon and appointed within fifteen (15) days, then either Party may make immediate application to the Court of Queen's Bench of Alberta, Judicial District of Calgary, to have an Arbitrator appointed.

11.4 The Parties acknowledge and agree that the purpose of this Article 11 is to avoid delays and facilitate resolution of the Dispute in a just, speedy and cost-effective manner.

11.5 Consistent with the expedited nature of arbitration, the Arbitrator will direct and control the scope and timing of the exchange of information between the Parties and will take such steps as the Arbitrator deems necessary to achieve a just, speedy and cost-effective resolution of the Dispute. The Arbitrator has the exclusive right and power to resolve all issues related to the exchange of information in the arbitration process.

11.6 The Parties agree that the Arbitrator is only authorized to determine whether the Executive had Good Reason for terminating the Executive's employment, or alternatively, whether the Corporation had Just Cause to terminate the Executive's employment.

11.7 A hearing will occur within forty-five (45) days of the appointment of the Arbitrator (the "Hearing"). The time of the Hearing (the "Hearing Date") will be scheduled by the Arbitrator after consultation with the Parties. The Hearing will be governed by the rules set out in the Arbitration Act S.A. 1991, c.A-43, as modified by the Arbitrator in the interests of achieving a just, speedy and cost-effective resolution of the Dispute. The Arbitrator may require written submissions of fact in the Dispute to be provided seven (7) days before the Hearing Date.

11.8 The Arbitrator will use best efforts to provide a written decision within seven (7) days of the conclusion of the Hearing.

11.9 The Parties agree that the decision of the Arbitrator will be final and binding upon the Parties.


                                   ARTICLE 12
                                     GENERAL
                                     -------

12.1 The headings of the Articles and paragraphs in this Restated Agreement are inserted for convenience only and shall not affect the meaning or construction of this Restated Agreement.

12.2 This Restated Agreement shall be construed and interpreted in accordance with the laws of the Province of Alberta and the federal laws of Canada as applicable therein.

12.3 If any provision of this Restated Agreement is determined to be void or unenforceable in whole or in part, it shall be and be deemed to be severed from this Restated Agreement without affecting or impairing the validity of any other provision herein.

12.4 Any notice required or permitted to be given under this Restated Agreement shall be in writing and shall be properly given if delivered by hand delivery or mail or other form of electronic communication capable of transmission confirmation to the following address:

       a.     IN THE CASE OF THE CORPORATION TO:
              ----------------------------------

              Nexen Inc.
              801 - 7th Avenue S.W.
              Calgary, AB  T2P 3P7
              Attention:  General Manager, Compensation and Benefits

       b.     IN THE CASE OF THE EXECUTIVE TO:
              --------------------------------

              the  last  address  of  the   Executive  in  the  records  of  the
              Corporation or to such other address as the Parties may from time to time specify by notice given in accordance herewith.

12.5 This Restated Agreement shall enure to the benefit of and be binding upon the Executive and the Executive's heirs, executors and administrators and upon the Corporation and its successors and assigns.

12.6 This Restated Agreement constitutes the entire agreement relating to the respective rights and obligations of the Parties upon the occurrence of a Change of Control. No amendment or waiver of this Restated Agreement shall be binding unless executed in writing by the Parties.

       Notwithstanding the foregoing,

       (a) any amendment to Article 10 of this Restated Agreement, Schedule "B-1" or Schedule "B-2" which is required to ensure that the balance remaining in the Trust after the required tax has been withheld and remitted to the Canada Revenue Agency is sufficient to satisfy the fee levied by the Bank in connection with the issuance of a Letter of Credit may be made by the Corporation without the prior written approval of the Executive; and

       (b) the Corporation may amend, modify or waive Article 10 of this Restated Agreement, Schedule "B-1" and Schedule "B-2" in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable without obtaining the approval of the Executive, provided that such amendment, modification or waiver, as the case may be, does not adversely affect the securitization in accordance with the terms hereof of those Obligations which have accrued up to the date of such amendment, modification or waiver, as the case may be.

12.7 The Parties agree that the rights, entitlements and benefits set out in this Restated Agreement to be paid to the Executive upon a Change of Control shall be in full satisfaction of all rights of the Executive under applicable law in effect from time to time as a result thereof.

12.8 Neither Party can waive or shall be deemed to have waived any right it has under this Restated Agreement except to the extent that such waiver is in writing.

12.9 Nothing contained in this Restated Agreement shall be construed as limiting the ability of the Corporation to amend, modify or terminate the Executive Benefit Plan in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable.

The Parties have executed this Restated Agreement effective the date first written above.


                                                NEXEN INC.


                                                Per: (signed)
                                                     ---------------------------


                                                Per: (signed)
                                                     ---------------------------



SIGNED, SEALED & DELIVERED
in the presence of


(signed)                                        (signed)
------------------------------                  --------------------------------
WITNESS                                         LAURENCE MURPHY

                                  SCHEDULE "A"
                                  ------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

In order to receive the entitlements referred to in the Article 7 of this Restated Agreement, the Executive shall execute the attached Release, fully releasing the Corporation from all further claims in relation to the Executive's employment or Employment Benefits and the termination thereof upon payment of the remuneration and benefits referred to in Article 7 of this Restated Agreement. The attached Release shall not, however, require that the Executive relinquish or release any rights to indemnity which the Executive may, as an officer or director of the Corporation or any of its Affiliates, Associates and Subsidiaries, have as against the Corporation or any of its Affiliates, Associates and Subsidiaries, for costs, charges and expenses reasonably incurred by the Executive in respect of any civil, criminal or administrative action or proceeding to which the Executive is made a party by reason of being or having been a director or officer of the Corporation or any of its Affiliates, Associates and Subsidiaries, where:


       (a) the Executive has acted honestly and in good faith with a view to the best interests of the Corporation or any of its Affiliates, Associates and Subsidiaries; and


       (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, the Executive had reasonable grounds for believing the Executive's conduct was lawful.

                                  FINAL RELEASE
                                  -------------

KNOW ALL MEN BY THESE PRESENTS that I, LAURENCE MURPHY, of the City of Calgary, in the Province of Alberta, in consideration of the amounts provided in that certain Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements (the "Restated Agreement") dated as of the ______ day of ____________, 2008 between myself and NEXEN INC. and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do for myself, my executors and assigns hereby remise, release and forever discharge the Corporation, and any associated, affiliated, predecessor or parent corporation of the Corporation and their present and former directors, officers, agents and employees (the "Releasees"), including each of their respective successors, heirs, administrators and assigns, from all manner of actions, causes of action, debts, obligations, covenants, claims or demands, whatsoever which I may ever have had, now have, or can, shall or may hereafter have against the Releasees or any of them, by reason of or arising out of any cause, matter or thing whatsoever done, occurring or existing up to and including the present date and, in particular, without in any way restricting the generality of the foregoing, in respect of all claims of any nature whatsoever, past, present or future, directly or indirectly related to or arising out of or in connection with my relationship with the Releasees, as an employee, officer or director, and the termination of my employment from the Corporation including, but not limited to, any claims related to any entitlement I may have or may have had to any payment or claim either at common law or under the Employment Standards Code, Human Rights, Citizenship and Multiculturalism Act or any other applicable legislation governing or related to my employment with the Releasees.


AND FOR THE SAID CONSIDERATION, I, LAURENCE MURPHY, represent and warrant that I have not assigned to any person, firm or corporation any of the actions, causes of action, claims, suits, executions or demands which I release by this Release, or with respect to which I agree not to make any claim or take any proceeding herein.


IT IS FURTHER ACKNOWLEDGED that the payment to me includes full compensation and consideration for the loss of my employment benefits, as provided by the Releasees, and that all of my employment benefits and privileges shall cease on the date of termination of my employment, except as otherwise expressly provided in the Restated Agreement. I further acknowledge that I have received all benefits due to me and have no further claim against the Releasees for such benefits. I further accept sole responsibility to replace such benefits which I wish to continue or to exercise conversion privileges where applicable with respect to such benefits and, in particular any life insurance and long-term disability benefits. In the event that I become disabled following termination of my employment, I covenant not to sue the Releasees for insurance or other benefits or loss of same and hereby release the Releasees from any and all further obligations or liabilities arising therefrom.


Notwithstanding anything contained herein, this Release shall not extend to or affect, or constitute a release of, my right to sue, claim against or recover from the Releasees and shall not constitute an agreement to refrain from bringing, taking or maintaining any action against the Releasees in respect of:

       (a) any corporate indemnity existing by statute, contract or pursuant to any of the constating documents of the Corporation provided in my favour in respect of my having acted at any time as a director, officer or both of the Corporation;


       (b) my entitlement to any insurance maintained for the benefit or protection of the directors and/or officers of the Corporation, including without limitation, directors' and officers' liability insurance; or


       (c) my entitlement to any amounts or compensation due to me under the terms of my employment pursuant to the Restated Agreement.


IT IS HEREBY AGREED that the terms of the Restated Agreement and of this Release will be kept confidential. No party hereto shall communicate any such terms to any third party under any circumstances whatsoever, excepting any necessary communication with my legal and financial advisors, as required, on the express condition that they maintain the confidentiality thereof, and any disclosure which is required by law, although either party shall be at liberty to disclose to third parties that a mutually acceptable Release was agreed upon. The invalidity and unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

I HEREBY DECLARE that I have read all of this Release, fully understand the terms of this Release and voluntarily accept the consideration stated herein as the sole consideration for this Release for the purpose of making a full and final settlement with the Releasees. I further acknowledge and confirm that I have been given an adequate period of time to obtain independent legal counsel regarding the meaning and the significance of the terms herein and the covenants mutually exchanged.


IT IS HEREBY AGREED THAT as a term of the termination of my employment from the Corporation, and in consideration of the amount noted above, I hereby resign as officer and director of the Corporation and its affiliates.


IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________ in the year _________.




-------------------------------
LAURENCE MURPHY



-------------------------------
WITNESS (signature)



-------------------------------
WITNESS (print name)

                                 SCHEDULE "B-1"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS
          METHODOLOGY AND ASSUMPTIONS FOR DETERMINING SETTLEMENT VALUE


PURPOSE

In accordance with the terms of the Restated Agreement, the purpose of this Schedule "B-1" is to outline the calculation approach such that, after tax has been paid on a lump sum settlement value, the remaining balance is intended to be sufficient to provide after-tax monthly payments equivalent to the after-tax monthly payments the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement.



OVERVIEW FOR DEFINED BENEFIT PENSION

The following outlines the actuarial methods, assumptions and calculation process to be used in determining the lump sum settlement value of the defined benefit pension entitlements under the Executive Benefit Plan when settlement occurs in accordance with Section 10 of the Restated Agreement. Section 300 of the Income Tax Regulations establishes the procedure applicable in using an after-tax lump sum to purchase a prescribed annuity:

1. A prescribed annuity payment consists of two components: (a) the deemed capital element of the annuity payment on which no tax is payable, and
       (b) the deemed non-capital portion of the annuity payment which is taxed at the marginal rate.

2. The capital portion of each future annuity payment is considered to be a return of the original after-tax lump sum amount.

3. The non-capital portion of each annuity payment is assumed to be provided by the investment return on the original after-tax lump sum amount and has therefore not yet been taxed.

4. A constant percentage of each future payment is deemed to be a return of the original lump sum capital.

CALCULATION METHODOLOGY

1.     Equivalent after-tax payments:

a. Determine initial gross annual pension entitlement under the Executive Benefit Plan.

b. Determine after-tax annual pension entitlement under the Executive Benefit Plan based on Individual Tax Rate as defined in Schedule "B-1".

c. Determine the capital element based on the non-indexed present value of the pension payments divided by life expectancy.

d. Determine the monthly payment which provides an after-tax pension equal to the after-tax pension determined in 1.b. above in accordance with the prescribed annuity methodology.

2.     Present value of periodic payments from 1. above:

a. Determine the present value of the pension determined in 1.d. above using the assumptions described below in this Schedule "B-1". For greater certainty, the value of the post-retirement indexation is to be reflected in determining the present value of the accrued pension entitlement in respect of post-1992 service, and any accrued pension in respect of service granted during the Severance Period.

3.     Tax adjustment:

a. Gross-up the present value determined in 2.a. above to reflect the tax assumed to be required to be paid on the lump sum.

b. Gross-up the amount determined in 3.a. above to reflect the tax assumed to be required to be paid on investment earnings in respect of the lump sum payment during the deferral period prior to assumed pension commencement, if any.

4.     Equivalent present value after tax as the after-tax monthly payments:

a. The amount determined in 3.b. above shall be the lump sum settlement value of the Executive's pension entitlement.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,  rounded  down  to  next
                                           lower 0.5.

--  after assumed pension commencement     Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,  rounded  down  to  next
                                           lower 0.5,

                                           less
                                           assumed  escalation of pensions after
                                           retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,

                                           less

                                           Yield  on  long-term   Government  of
                                           Canada Real Return bonds as published
                                           in  the   Bank  of   Canada   Review,
                                           described  in CANSIM  series  V122553
                                           (or a successor  series) for the last
                                           trading  Wednesday  at the end of the
                                           month immediately  preceding the date
                                           of calculation.

                                           The result of the  difference is then
                                           rounded up to the next highest 0.5% .

Escalation of Pensions After Retirement:   75% of CPI, less 1% (minimum increase
                                           25% of CPI). Applies only to benefits
                                           accrued  for service  after  December
                                           31, 1992.

MORTALITY:

--  for life expectancy                    1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected to 15 years beyond the date
                                           of termination.

--  for present values

       o  prior to assumed pension         Nil.
          commencement

       o  after assumed pension            1994  Uninsured  Pensioner  Mortality
          commencement                     Table  with  mortality   improvements
                                           projected 15 years beyond the date of
                                           termination.

Marital Status:                            Actual status at date of termination.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual  marginal tax rate
                                           for employee's province of employment
                                           at the date of termination.

                                 SCHEDULE "B-2"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

METHODOLOGY AND ASSUMPTIONS FOR DETERMINING THE AMOUNT TO BE SECURED OR FUNDED IN ACCORDANCE WITH SECTION 10 BASED ON THE METHODOLOGY DESCRIBED IN SCHEDULE "B-1"


PURPOSE

The purpose of this Schedule "B-2" is to provide the actuarial methodology and assumptions for determining the amount to be secured or funded in accordance with Section 10 of the Restated Agreement.

METHODOLOGY

The settlement methodology is described in Schedule B-1.

The funding methodology applicable to the Executive Benefit Plan Obligations is based on the following:

1. Estimate the accrued pension payable from the Executive Benefit Plan as at the Valuation Date.

2. Assume that the assets of the plan are to be invested in long term Government of Canada bonds and subject to the 50% refundable tax applicable to retirement compensation arrangements.

3.     Determine the present value of the amounts in 1 through 2 above.

4. Estimate the settlement value that could be paid in accordance with the methodology and assumptions described in Schedule B-1.

5. The funding amount in respect of the Executive Benefit Plan Obligations shall be the greater of the amount determined in accordance with 1 through 3 above and the amount in 4 above.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date, rounded down to next lower 0.5.

--  after assumed pension commencement     Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date, rounded down to next lower 0.5,
                                           less assumed  escalation  of pensions
                                           after retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date,

                                           less

                                           Yield  on  long-term   Government  of
                                           Canada Real Return bonds as published
                                           in  the   Bank  of   Canada   Review,
                                           described  in CANSIM  series  V122553
                                           (or a successor  series) for the last
                                           trading  Wednesday  at the end of the
                                           month   immediately   preceding   the
                                           Anniversary Date.

                                           The result of the  difference is then
                                           rounded up to the next highest 0.5%.

Escalation of Pensions After Retirement:   75% of CPI, less 1% (minimum increase
                                           25% of CPI). Applies only to benefits
                                           accrued  for service  after  December
                                           31, 1992.

MORTALITY:

-- for life expectancy                     1994  Uninsured  Pensioner  Mortality
                                           Table  with  mortality   improvements
                                           projected  to  15  years  beyond  the
                                           Calculation Date.

-- for present values

    o  prior to assumed pension            Nil.
       commencement

    o  after assumed pension               1994  Uninsured  Pensioner  Mortality
       commencement                        Table  with  mortality   improvements
                                           projected   15   years   beyond   the
                                           Calculation Date.

Marital Status:                            Actual status at the Anniversary.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual  marginal tax rate
                                           for employee's province of employment
                                           at the Anniversary Date

Bonus:                                     Target  bonus % applied to the salary
                                           rate at the Valuation Date

Investment return:                         Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately preceding the Anniversary
                                           Date rounded down to next lower 0.5%,
                                           and then divided by 2

Decrements:                                None  assumed  prior  to  Calculation
                                           Date

Eligibility for Pensions:                  100% vested

Pension Commencement Age:

--   eligible for subsidized early         Payable  at  the  completion  of  the
     retirement on the Calculation Date    Severance  Period.   Payable  at  the
     (i.e., age 55 and 10 years of         Calculation   Date  for  purposes  of
     continuous service)                   determining the amount required under
                                           Section 10.6(e).

--   not eligible for early retirement     Deferred  to age 60 or the end of the
     on the Calculation Date               Severance Period if later. Payable at
                                           age 60 for  purposes  of  determining
                                           the  amount  required  under  Section
                                           10.6(e).

Fluctuation reserve (1)                    15% of the pension obligations

Cost of borrowing to settle the            Yield  on  one  month  Government  of
obligations:                               Canada Treasury Bills as published in
                                           the Bank of Canada Review,  described
                                           in  CANSIM   series   V122529  (or  a
                                           successor   series)   for  the   last
                                           trading  Wednesday  at the end of the
                                           month   immediately   preceding   the
                                           Anniversary  Date,  rounded up to the
                                           next higher 0.25%, plus 1.50%

--------------------------------------------------------------------------------

Notes:

(1) Referred to by Section 10.5(g), Section 10.6(e)(viii) and 10.6(e)(x). The 15% load is intended to provide a reserve for a potential decrease in the Interest Discount Rate in combination with potential increases in the Consumer Price Index for an aggregate change of 1.0%.

                                  SCHEDULE "C"
                                  ------------

           AMENDED AND RESTATED AGREEMENT RESPECTING CHANGE OF CONTROL
                    AND EXECUTIVE BENEFIT PLAN ENTITLEMENTS
                    ESTIMATED(1) ENTITLEMENT TO COMPENSATION
                 PURSUANT TO ARTICLE 7 OF THE RESTATED AGREEMENT


-------------------------------------------------------------------------------
Employee - Laurence Murphy
-------------------------------------------------------------------------------
Base Salary                                                         $1,387,500
-------------------------------------------------------------------------------
Bonus Target Value                                                    $832,500
-------------------------------------------------------------------------------
Benefits Uplift                                                       $180,375
-------------------------------------------------------------------------------
Car Allowance                                                          $48,000
-------------------------------------------------------------------------------
Savings Plan                                                           $83,250
-------------------------------------------------------------------------------
Financial Counselling Services                                         $10,500
-------------------------------------------------------------------------------
Security Monitoring Services                                            $2,400
-------------------------------------------------------------------------------

TOTAL VALUE                                                         $2,544,525
-------------------------------------------------------------------------------

Additional Lump Sum Settlement Value of Pension(2)                  $3,686,478
-------------------------------------------------------------------------------

TOTAL ESTIMATED ENTITLEMENT                                         $6,231,003
-------------------------------------------------------------------------------

In addition to the above, Section 7.1(c) of the Restated Agreement provides for Executive Outplacement counselling to be provided by a firm selected by the Executive, at a cost to the Corporation not to exceed $25,000.

IN ADDITION to the above pension entitlement under the Agreement, the Executive has the following pension entitlements under the Defined Benefit Registered Pension Plan and Executive Benefit Plan. As is the case with the figures shown above, these values are estimated values (as of April 1, 2008) and are for illustrative purposes only. Actual values will be calculated as of the date of the entitlement or payment in accordance with the Defined Benefit Registered Pension Plan and the Executive Benefit Plan, respectively, and therefore may be subject to change.

o    Accrued Annual Defined Benefit Pension Entitlement                  $50,372
     (Registered Pension Plan)(3)

o    Estimated Lump Sum Value of Executive Benefit Plan(4)            $3,354,861





----------------

(1) As stated in Section 7.1 of the Restated Agreement, the above calculations represent only the current estimated value (as of April 1, 2008) of the Executive's entitlement to compensation upon a Change of Control. Accordingly, the above calculations are for illustrative purposes only.

(2)  Calculated in accordance with Section 7.1(b) of the Restated Agreement.

     -   Adjustment to EBP lump sum value to reflect settlement $1,327,589.

     - Additional settlement value of pension accrued during the severance period upon a change of control $2,358,889.

(3)  Benefit payable immediately at April 1, 2008.

(4) Based on the Standards of Practice for Determining Pension Commuted Values approved by the Canadian Institute of Actuaries using rates applicable for April 2008 terminations.

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

This amended and restated agreement respecting change of control and executive benefit plan entitlements made as of the 19th day of September, 2008.


BETWEEN:

                  NEXEN INC., a corporation incorporated under the laws of Canada

                                  (hereinafter referred to as the "Corporation")

                                     - and -

                  ROGER THOMAS

                                    (hereinafter referred to as the "Executive")

RECITALS:

1. The Executive, as Executive Vice President, North America of the Corporation, is considered by the Board to be an essential officer and employee of the Corporation, who is both integral to the operation and development of the Corporation, and has acquired outstanding skills, unique experience and possesses an extensive background in, and knowledge of, the Corporation's business, operations and the industry in which it is engaged.

2. In the event of a Change of Control, there is a possibility that the employment of the Executive would be terminated without just cause or adversely modified and the Executive has expressed concern in that regard to the Corporation.

3. The Board recognizes that it is essential and in the best interests of the Corporation and its shareholders that the Corporation retain the continued dedication of the Executive to the Executive's office and the Executive's employment during the uncertain period prior to, during and following a Change of Control.

4. The Board further believes that the past service of the Executive and the Executive's integral role in the development and operation of the Corporation requires that the Corporation ensure that in the event of a Change of Control the Executive is treated in a manner that is fair, reasonable, consistent with industry standards and in the best interests of the Corporation.

5. The Corporation and the Executive entered into a Change of Control Agreement on October 22, 1999, which was amended by an Amending Agreement dated December 25, 2000 (collectively the "Original Agreement") to agree on the terms and conditions which would govern the termination or modification of the employment of the Executive following a Change of Control.

6. The Original Agreement was replaced and superseded by an Amended and Restated Change of Control Agreement on December 31, 2001, which was amended by an Amending Agreement dated May 30, 2003 (collectively, the "Current Agreement") which, among other matters, detailed the Corporation's security and funding obligations in respect of the Change of Control Obligations (as hereinafter defined), provided for the securitization and funding of the Executive Benefit Plan Obligations (as hereinafter defined) and provided for the cessation of the Executive's coverage under the Statement of Company Procedure Regarding the Securitization of Nexen Inc. Restated Executive Benefit Plan, as amended or replaced from time to time (the "Securitization Procedure").

7. The Corporation and the Executive wish to amend the Current Agreement as herein provided and, in doing so, wish to restate the Current Agreement as herein amended (the "Restated Agreement").

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Restated Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1    In this Restated Agreement, the following terms shall mean as follows:

       (a) "ACTING JOINTLY OR IN CONCERT" for the purposes of this Restated Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person for the purpose of acquiring, offering to acquire, or voting any Common Shares of the Corporation (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of business).

       (b) "ACTUARY" has the meaning referred to in Section 10.2 of this Restated Agreement.

       (c) "AFFILIATE" and "ASSOCIATE" have the meaning ascribed to such terms in National Instrument 45-106.

       (d) "ANNIVERSARY DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.

       (e) "ANNUAL BASE SALARY" means the annual base salary of the Executive payable by the Corporation at the end of the month immediately preceding the Date of Termination.

       (f) "ANNUAL TARGET BONUS" means the Executive's annual target bonus as determined by the Board to be in effect for the calendar year in which a Change of Control occurs.

       (g) "BANK" has the meaning referred to in Section 10.2 of this Restated Agreement.

       (h) "BENEFICIAL OWNER" for the purposes of this Restated Agreement, a Person shall be deemed to be the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN":

              (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

              (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has a right to acquire
                     (i) upon the exercise of any Convertible Securities or (ii) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately within a period of sixty (60) days thereafter and whether or not on condition or the happening of any contingency, (other than (a) customary agreements with and between underwriters and banking group and selling group members with respect to the distribution to the public or pursuant to a private placement of securities, or (b) pursuant to a pledge of securities in the ordinary course of business); and

              (iii) any securities which are Beneficially Owned within the meaning of clauses (a) or (b) above by any other Person with which such Person is Acting Jointly or in Concert,

              provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of or to "Beneficially Own" any security where such Person is the registered holder of securities as a result of carrying on the business of or acting as nominee for a securities depository.

              For purposes of this Restated Agreement, the percentage of Common Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

              100 x A/B

              Where:

              A  =  the  number  of  votes  for the  election  of all  directors generally attaching to the Common Shares Beneficially Owned by such Person; and

              B  =  the  number  of  votes  for the  election  of all  directors generally attaching to all outstanding Common Shares.

              For the purposes of the foregoing formula, where a Person Beneficially Owns unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

       (i) "BOARD" means the Board of Directors of the Corporation as constituted from time to time.

       (j) "CBCA" means the Canada Business Corporations Act, as amended from time to time, and any successor legislation thereto.

       (k) "CALCULATION DATE" has the meaning referred to in Section 10.5 of this Restated Agreement.

       (l)    "CHANGE OF CONTROL" means the occurrence of any of:

              (i) the purchase or acquisition of any Common Shares or Convertible Securities by a Beneficial Owner which results in the Beneficial Owner owning, or exercising control or direction over, Common Shares or Convertible Securities such that, assuming only the conversion of Convertible
                     Securities  Beneficially  Owned or over  which  control  or direction is exercised by the Beneficial Owner, the Beneficial Owner would own, or exercise control or direction over, Common Shares carrying the right to cast more than thirty-five percent (35%) of the votes attaching to all Common Shares; or

              (ii) the substantial completion of: (i) the liquidation, dissolution or winding-up of the Corporation; or (ii) the sale, lease or other disposition of all or substantially all of the assets of the Corporation; or

              (iii) a situation in which individuals who were members of the Board immediately prior to:

                     (A) a meeting of the shareholders of the Corporation involving a contest for, or an item of business relating to, the election of directors; or

                     (B) an amalgamation, arrangement, merger or other consolidation or combination of the Corporation with another Person, shall not constitute a majority of the Board following such election or transaction; or

              (iv) the completion of any transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraphs (i), (ii) or (iii) above; or

              (v) a determination by the Board that, for the purposes of this Restated Agreement, a Change of Control has occurred or is imminent.

       (m) "CHANGE OF CONTROL OBLIGATIONS" means the Company's obligations to make the lump sum payments described in Section 7.1 of this Restated Agreement to the Executive.

       (n) A "CHANGE OF CONTROL OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

              (i) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement; or

              (ii)   the Executive's employment is terminated in accordance with
                     Section 5.1 or 6.1 of this Restated Agreement.

       (o)    "COMMON SHARES" means the common shares of the Corporation.

       (p)    "CONVERTIBLE SECURITIES" means:

              (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; or

              (ii) any security issued by the Corporation from time to time (other than the rights issued pursuant to a shareholders' rights protection plan, if any) carrying any exercise, conversion or exchange right, which is then exercisable or exercisable  within a period of sixty
              (60) days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of sixty (60) days from that time and whether or not on condition or the happening of any contingency).

       (q) "DATE OF TERMINATION" means the date upon which the Executive's employment is terminated pursuant to Section 4.1, 5.1 or 6.1 of this Restated Agreement. For greater clarity, the Date of Termination means the date upon which the Corporation provides the Executive with written, verbal or other notice that the Executive's employment has been or will be terminated pursuant to

              Section 4.1 or 5.1 of this Restated Agreement or the date upon which the Executive provides the Corporation with written notice terminating the Executive's employment pursuant to Section 4.1 or for Good Reason pursuant to Section 6.1.

       (r) "DISABILITY" means, where due to a physical or mental condition, the Executive is rendered totally and permanently unable to perform the Executive's duties for a consecutive period of two (2) years or more during which the Executive has been in receipt of long term disability insurance benefits from the insurance carrier normally utilized by the Corporation.

       (s) "DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

       (t) "EFFECTIVE DATE" means the date upon which a Change of Control occurs.

       (u) "EMPLOYMENT BENEFITS" means the employment benefits to which the Executive is entitled by virtue of any written, oral or implied agreement with the Corporation. For the purposes of this Restated Agreement, "Employment Benefits" shall include, but is not limited to, the following:

              (i) the Executive's entitlement to any dental or general medical care;

              (ii) the Executive's entitlement to receive long term disability benefits from the insurance carrier normally utilized by the Corporation;

              (iii) the Executive's entitlement to pension benefits under the terms of any pension plan with the Corporation;

              (iv) the Executive's entitlement to a monthly car allowance from the Corporation;

              (v)    the  Executive's   entitlement  to   contributions  by  the
                     Corporation to the Corporation's savings plan;

              (vi) the Executive's entitlement to receive from the Corporation financial counseling services, at a cost of $3,500.00 per year (or as the same may be increased from time to time by the Corporation); and

              (vii) the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence.

       (v) "EXECUTIVE BENEFIT PLAN" has the meaning referred to in Section 7.1(b) of this Restated Agreement.

       (w) "EXECUTIVE BENEFIT PLAN OBLIGATIONS" means the Corporation's outstanding obligations under the Executive Benefit Plan to the Executive.

       (x) An "EXECUTIVE BENEFIT PLAN OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

              (i)    a Change of Control occurs;

              (ii) the Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or becomes insolvent or bankrupt;

              (iii) a receiver, trustee or liquidator of or for the Corporation is appointed and is not discharged within a period of sixty days;

              (iv) the net worth of the Corporation, described as shareholder equity in the consolidated financial statements of the Corporation as disclosed in the annual and quarterly consolidated financial statements of the Corporation, is less than $400 million;

              (v) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement;

              (vi) the Executive has provided written notification to the Trustee and to the Corporation of the failure by the Corporation to pay any amount owed to or in respect of the Executive under the Executive Benefit Plan within thirty days of the due date specified in the Executive Benefit Plan (together with a statement of the amount due and owing) either to the person entitled thereto pursuant to the Executive Benefit Plan or to the Trust in accordance with the provisions of Section 10.6(h); or

              (vii) at any time the Board adopts a resolution to the effect that, for purposes of this Restated Agreement, an Executive Benefit Plan Obligations - Designated Event has occurred or is imminent.

       (y) "GOOD REASON" means any of the following, unless the Executive shall have given the Executive's express written consent thereto:

              (i) INCONSISTENT DUTIES. The assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or a material alteration in the nature or status of the Executive's responsibilities or duties or reporting relationship from those in effect immediately prior to a Change of Control;

              (ii) REDUCED SALARY. A reduction by the Corporation in the Executive's Annual Base Salary in effect on the Effective Date or as the same may be increased thereafter from time to time or the failure by the Corporation to grant the Executive salary increases at a rate commensurate with the increases accorded to other executives of the Corporation;

              (iii) RELOCATION. The Corporation requiring the Executive to be based anywhere other than where the Executive is based at the time a Change of Control occurs, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations in the ordinary course of business immediately prior to a Change of Control;

              (iv) INCENTIVE COMPENSATION PLANS. The failure by the Corporation to continue in effect any incentive compensation plan in which the Executive participates, including, but not limited to, the Incentive Compensation Plan or the Stock Option Plan or any other similar plans adopted prior to a Change of Control, unless the Executive is eligible to participate in, and is entitled to the opportunity to receive a comparable level of benefits under, an ongoing, substitute or alternative plan (it being understood that the manner or method of payment and the form of consideration need not be the same as existed in the original plans); or the failure by the Corporation to continue the Executive's participation therein on at least as favourable a basis, both in terms of the amount of benefits available to the Executive and the level of the Executive's participation relative to other participants, as existed at the time a Change of Control occurs;

              (v) EMPLOYMENT BENEFITS AND PERQUISITES. The failure by the Corporation to continue to provide the Executive with Employment Benefits at least as favourable as those enjoyed by the Executive immediately prior to a Change of Control, including any pension plan, benefit plan or any retirement arrangement established for the Executive, or any of the Corporation's life insurance, medical, health and accident, disability or savings plans in which the Executive was participating at the time a Change of Control occurs; the taking of any action by the Corporation that would directly or indirectly materially reduce any such benefits or deprive the Executive of any material perquisite enjoyed by the Executive at the time a Change of Control occurs, including, without limitation and to the extent applicable, the use of a car, aircraft, secretarial services, office space, telephones, computer facilities, expense reimbursement, financial counselling, and professional fees and club dues reimbursement; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation practice in effect at the time a Change of Control occurs;

              (vi) NO ASSUMPTION BY SUCCESSOR. The failure of the Corporation to obtain a satisfactory agreement from a successor to assume and agree to perform this Restated Agreement. Alternatively, if the business or undertaking in connection with which the Executive's services are principally performed is sold at any time after a Change of Control occurs, and the Executive's employment is transferred as a result, the failure or refusal of the purchaser of such business or undertaking to provide the Executive with the same or a comparable position, duties, compensation and benefits, as described in paragraphs (iv) and (v) above, as provided to the Executive by the Corporation immediately prior to a Change of Control;

              (vii) DISPOSITION OF "ALL OR SUBSTANTIALLY ALL". The disposition by the Corporation of all or substantially all of the assets of the Corporation, as contemplated herein, notwithstanding that the Executive's services were or were not principally performed for such business.

       (z) "HEARING" has the meaning referred to in Section 11.7 of this Restated Agreement.

       (aa) "HEARING DATE" has the meaning referred to in Section 11.7 of this Restated Agreement.

       (bb) "INCENTIVE COMPENSATION PLAN" means any bonus or incentive compensation plan of the Corporation in which the Executive is entitled to receive benefits in the month immediately preceding a Change of Control.

       (cc)   "JUST CAUSE" means:

              (i) the failure by the Executive to substantially perform the Executive's duties according to the terms of the Executive's employment in existence immediately prior to a Change of Control after the Corporation has given the
                     Executive reasonable notice of such failure and a reasonable opportunity to correct it; or

              (ii) where the Executive engages in any criminal act or dishonesty resulting or intended to result, directly or indirectly, in the personal gain of the Executive at the Corporation's expense.

       (dd) "LETTER OF CREDIT" has the meaning referred to in Section 10.2 of this Restated Agreement.

       (ee) "MONTHLY BASE SALARY" means the monthly salary payable to the Executive by the Corporation in effect at the end of the month immediately preceding the Effective Date.

       (ff) "NOTICE OF DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

       (gg)   "OBLIGATIONS"   means,   collectively,   the   Change  of  Control
              Obligations and the Executive Benefit Plan Obligations.

       (hh) "PARTIES" means the Corporation, and its successors and permitted assigns, and the Executive and the Executive's heirs, executors and administrators and "PARTY" means either one of them.

       (ii) "PERSON" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative and any national, provincial, state or municipal government or any agency thereof.

       (jj)   "REFUNDABLE   TAX  ACCOUNT"   means  the  refundable  tax  account
              maintained in respect of the Trust by the Canada Revenue Agency.

       (kk) "REGISTERED PENSION PLAN" has the meaning referred to in Section 7.1(b) of this Restated Agreement.

       (ll) "RESTATED AGREEMENT" means this amended and restated agreement respecting change of control and executive benefit plan entitlements as it may be amended, restated or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby", and similar expressions refer to this Restated Agreement and, unless otherwise indicated, refer to Articles or Sections in this Restated Agreement only.

       (mm) "SECURITIZATION PROCEDURE" has the meaning referred to in the recitals of this Restated Agreement.

       (nn) "SEVERANCE PERIOD" means the thirty (30) month period immediately following the Date of Termination.

       (oo) "STOCK OPTION PLAN" means any stock option plan or plans of the Corporation pursuant to which the Executive is granted options by the Corporation to acquire Common Shares.

       (pp)   "SUBSIDIARY" has the meaning ascribed to it in the CBCA.

       (qq) "TAX ACT" means the Income Tax Act (Canada) and the Regulations thereunder, both as amended from time to time.

       (rr) "TERM" has the meaning referred to in Section 3.1 of this Restated Agreement.

       (ss) "TRUST" has the meaning referred to in Section 10.1 of this Restated Agreement.

       (tt) "TRUST AGREEMENT" has the meaning referred to in Section 10.1 of this Restated Agreement.

       (uu) "TRUSTEE" means CIBC Mellon Trust Company or such other trust company duly incorporated under the laws of Canada or any province thereof whom the Company may designate as the trustee in connection with the security and funding of the Obligations.

       (vv) "VALUATION DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.


                                   ARTICLE 2
                           SCOPE OF RESTATED AGREEMENT
                           ---------------------------

2.1 The Parties intend that this Restated Agreement sets out (a) their respective rights and obligations upon the occurrence of a Change of Control and in connection with the securitization and funding of the Change of Control Obligations; and (b) their respective rights and obligations regarding the securitization and funding of the Executive Benefit Plan Obligations. This Restated Agreement does not provide for any other terms of the Executive's employment with the Corporation, except as expressly provided for herein.

2.2 The Parties hereby confirm that except as otherwise expressly stated in this Restated Agreement, insofar as the securitization and funding of the Executive Benefit Plan Obligations is concerned, the terms of this Restated Agreement shall govern and the terms of the Securitization Procedure shall not be applicable.

2.3 This Restated Agreement shall automatically terminate upon the death of the Executive or where due to the Disability of the Executive, the Executive is materially incapacitated from performing the Executive's duties. In the event of the death or Disability of the Executive, the Executive (or the Executive's estate) shall be entitled to receive from the Corporation all unpaid Annual Base Salary, Employment Benefits, unpaid business expenses and vacation entitlement accrued to the date of the death or Disability of the Executive. The Executive (or the Executive's estate) shall also be entitled to receive any and all death or Disability benefits in a manner consistent with, and at least equal in amount to, those provided by the Corporation to senior executives (or their estate) under such plans, programs and policies in effect at the date of Disability or death of the Executive, and the Corporation shall have no further obligations to the Executive or the Executive's estate under this Restated Agreement. Any entitlements of the Executive (or the Executive's estate) under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this
       Section 2.3 shall then commence to be covered under the Securitization Procedure.

2.4 If the Executive's employment is terminated by either Party, for any reason, prior to a Change of Control in any manner, other than expressly provided for in this Restated Agreement, this Restated Agreement shall automatically terminate and the Corporation shall have no further obligations to the Executive hereunder. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.4 shall then commence to be covered under the Securitization Procedure.

                                   ARTICLE 3
                           TERM OF RESTATED AGREEMENT
                           --------------------------

3.1 Subject to termination of this Restated Agreement prior to a Change of Control, this Restated Agreement shall remain in effect for a period concluding twelve (12) months following the Effective Date (the "Term"), at which time this Restated Agreement shall terminate; provided however that the payment of compensation and benefits to the Executive under this Restated Agreement shall continue beyond the end of the Term in accordance with the applicable provisions of this Restated Agreement. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 3.1 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 4
            TERMINATION FOR JUST CAUSE OR FOR OTHER THAN GOOD REASON
            --------------------------------------------------------

4.1 If the Executive's employment is terminated for Just Cause, or is terminated by the Executive, other than for Good Reason, following a Change of Control, the Corporation shall pay to the Executive, if not already paid, the fraction of the unpaid Annual Base Salary accrued during the then current fiscal year of the Corporation, all accrued Employment Benefits, all unpaid reasonable business expenses and all unpaid vacation pay accrued up to and including the Date of Termination, and thereafter, the Corporation shall have no further obligations to the Executive under this Restated Agreement.

4.2 Nothing in this Restated Agreement shall serve to derogate from the vested rights of the Executive to pension benefits, Stock Option Plans or any other Employment Benefits to which the Executive is entitled up to the Date of Termination.


                                   ARTICLE 5
                           TERMINATION BY CORPORATION
                           --------------------------

5.1 If the Executive's employment is terminated by the Corporation within the twelve (12) month period following the Effective Date, for reason other than Just Cause, death or Disability, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.


                                   ARTICLE 6
                           TERMINATION FOR GOOD REASON
                           ---------------------------

6.1    In the event of a Change of Control, the Executive may, within the twelve
       (12) month period following the Effective Date and upon providing the Corporation with ten (10) days written notice, terminate the Executive's employment with the Corporation for Good Reason. Upon being provided with such notice, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.

                                   ARTICLE 7
                          COMPENSATION UPON TERMINATION
                          -----------------------------

7.1    If the  Executive's  employment is terminated in accordance  with Section
       5.1 or 6.1 of this Restated Agreement:

       (a) the Corporation shall forthwith, but in any event within ten (10) days from receipt by the Corporation of a Release executed by the Executive substantially in the form of Schedule "A", pay to the
              Executive:

              (i) if not previously paid, that portion of the Executive's accrued but unpaid Monthly Base Salary, any accrued but unpaid bonus to which the Executive is entitled for the preceding calendar year under any Incentive Compensation Plan, all unpaid reasonable business expenses and all accrued but unused vacation pay earned or payable to the Executive by the Corporation for the period from the beginning of the Corporation's then current fiscal year, up to and including the Date of Termination;

              (ii) a lump sum cash payment equal to the Executive's Monthly Base Salary and one-twelfth (1/12) of the Executive's Annual Target Bonus for each month of the Severance Period;

              (iii) a lump sum payment equal to thirteen percent (13%) of the Executive's Annual Base Salary for the Severance Period representing the value of the group health and welfare benefits for the Severance Period;

              (iv)   a  lump  sum   payment   representing   the  value  of  the
                     Executive's monthly car allowance for the Severance Period;

              (v)    a  lump  sum   payment   representing   the  value  of  the
                     Corporation's contributions to the Corporation's savings plan (at a rate of six percent (6%) of the Executive's Annual Base Salary) for the Severance Period;

              (vi) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation financial counseling services for the Severance Period; and

              (vii) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence for the Severance Period;

       (b) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Benefit Option) (the "Registered Pension Plan"), if any, and the Executive's related entitlement under the Nexen Inc. Restated Executive Benefit Plan (the "Executive Benefit Plan"), if any:

              (i) the Corporation shall recognize the Severance Period for purposes of determining the Executive's entitlement;

              (ii) for calculation purposes, the Executive's entitlement is the benefit which would have been determined assuming that the Executive had been employed throughout the Severance Period, including recognition of:

                     (A) additional service that would have been credited for the Severance Period;

                     (B) monthly salary equal to the Executive's Monthly Base Salary throughout the Severance Period;

                     (C) pensionable bonus for the year of the Date of Termination, and for each subsequent year or portion thereof during the Severance Period, determined at the Annual Target Bonus level. Average bonus will be determined over the three years to the end of the Severance Period, including any partial calendar years; and

                     (D) if the Executive would have been eligible for retirement at the end of the Severance Period, the Executive shall be deemed to retire, and the pension to commence, upon completion of the Severance Period. In such case, the Executive's attained age at the end of the Severance Period will be recognized for purposes of calculating the early retirement reduction factor, if applicable; and

              (iii) the pension entitlements described in this Section 7.1(b) shall, to the extent legally permissible, be provided through the Registered Pension Plan. To the extent that it is not legally permissible to provide such pension entitlements through the Registered Pension Plan, the Corporation shall pay to the Executive a lump sum payment representing the settlement value of the additional
                     Executive Benefit Plan benefit determined in accordance with the assumptions set forth in Schedule "B-1";

              (iv) any entitlements of the Executive under the Executive Benefit Plan which have previously been funded in accordance with Article 10 but not previously settled in accordance with Article 10 shall be settled by the Corporation in accordance with the assumptions set forth in Schedule "B-1";

       (c) the Corporation shall provide the Executive with executive outplacement counselling to be provided by a firm to be selected by the Executive, at a cost to the Corporation not to exceed $25,000.00;

       (d) all of the Executive's outstanding unexercisable stock options under any Stock Option Plan shall become exercisable; and

       (e) where the Executive has been relocated, at the request of the Corporation, within the two (2) year period immediately prior to the Effective Date, if so requested by the Executive, the Corporation shall relocate the Executive back to the Executive's prior location.

7.2 The estimated value as of April 1, 2008 of Sections 7.l(a)(ii) to 7.1(c) are set out in Schedule "C". Schedule "C" provides estimated values only and actual values shall be calculated in accordance with this Restated Agreement at the time of entitlement or payment under this Restated Agreement.

7.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the remuneration and benefits payable under this Article 7 shall not be reduced if the Executive obtains alternative employment.

7.4 Unless expressly provided otherwise in this Restated Agreement, all payments to be made to the Executive under this Article 7 shall be subject to required statutory deductions at source by the Corporation.


                                   ARTICLE 8
                            CONFIDENTIAL INFORMATION
                            ------------------------

8.1 If the Executive's employment is terminated in any manner whatsoever due to or following a Change of Control, the Executive agrees to keep confidential all information of a confidential or proprietary nature concerning the Corporation, its Affiliates, Associates and Subsidiaries and their respective operations, opportunities, areas of present, past or future interests, assets, finances, technology, intellectual property, business and affairs, and further agrees not to use such information, data or technology for personal advantage, provided that nothing herein shall prevent the disclosure of information which is publicly available or which is required to be disclosed by the Executive under appropriate statute, rules of law or legal process.


                                   ARTICLE 9
              RIGHTS AND OBLIGATIONS OF EXECUTIVE UPON TERMINATION
              ----------------------------------------------------

9.1 Subject to Section 8.1 of this Restated Agreement, the Executive shall not be prohibited in any manner whatsoever from obtaining alternative employment with or otherwise forming or participating in a business competitive to the business of the Corporation after the termination of the Executive's employment with the Corporation.

9.2 Upon the termination of the Executive's employment for any reason, the Executive shall tender the Executive's resignation from any position the Executive may hold as an officer or director of the Corporation or any of its Affiliates, Associates or Subsidiaries.

9.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the Corporation shall continue to purchase and maintain, to the extent available in the marketplace at reasonable cost to the Corporation, on behalf of the Executive, director and officer liability insurance for the applicable limitation period following the date upon which the Executive ceases to serve as a director or officer of the Corporation, and the Executive's existing agreement to receive indemnity from the Corporation for acts taken by the Executive in the Executive's capacity as an officer of the Corporation shall remain in effect.

9.4    Upon termination of the Executive's employment pursuant to Section 5.1 or
       6.1 of this Restated Agreement, the Corporation shall reimburse the Executive for ongoing legal fees and disbursements which the Executive may reasonably incur in connection with this Restated Agreement (but this Restated Agreement only), including any litigation concerning the validity or enforceability of, or liability under, any provision of this Restated Agreement or any action by the Executive. The Corporation shall pay such fees and reimbursements to the Executive promptly as such fees and disbursements become due.


                                   ARTICLE 10
                      SECURITIZATION AND FUNDING PROCEDURE
                      ------------------------------------

10.1 The Corporation has established and maintains a trust for the benefit of the Executive and persons claiming through him (the "Trust") pursuant to the terms and conditions of a trust agreement (the "Trust Agreement") between the Corporation and the Trustee. The Trust shall be funded in accordance with the provisions of this Restated Agreement and the Trust Agreement.

10.2 To provide security against a failure by the Corporation to either fund or settle the Obligations in accordance with the terms of this Article 10, the Trust Agreement provides for the funding of the Trust with the proceeds of an irrevocable letter of credit which satisfies the requirements of this Restated Agreement (a "Letter of Credit") in the event that the Corporation does not provide funding or effect settlement when required to do so hereunder and in accordance with the terms hereof. The Corporation confirms that the Letter of Credit currently held by the Trustee has been issued by a major Canadian chartered bank (the "Bank") in an amount calculated by the Corporation's consulting actuary (who at all times shall be a Fellow of the Canadian Institute of Actuaries) (the "Actuary") in accordance with the provisions of Section 10.5 of this Restated Agreement.

10.3 On each February 1st (the "Anniversary Date"), the Corporation shall request a report from the Actuary as to the amount calculated, as at the next succeeding April 1st (the "Valuation Date"), in accordance with the provisions of Section 10.5 of this Restated Agreement. The Corporation shall provide the Actuary with the data it requires to prepare such report. Upon completion of each such report, the Corporation shall arrange for the Actuary to provide a summary of same to the Trustee.

       Prior to the funding and/or settlement of all of the Obligations in accordance with the terms of this Restated Agreement, the Corporation shall, within forty-five days after the applicable Anniversary Date and in accordance with the terms of the report received from the Actuary:

       (a)    either:

              (i) arrange for a Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. The replacement Letter of Credit shall be:

                     (A) substantially in the form of the Letter of Credit then held by the Trustee;

                     (B) in an amount calculated by the Actuary as at the applicable Valuation Date in accordance with the provisions of Section 10.5 of this Restated Agreement; and

                     (C)    for a  term  which  commences  on  the  date  of its
                            issuance   and  expires  one  year   following   the
                            applicable Valuation Date; or

              (ii) confirm to the Trustee in writing that the Letter of Credit then held by the Trustee will be extended automatically for a further one-year term. The confirmation to the Trustee shall include evidence from the Bank as to any amendment to the applicable Letter of Credit, any such amendment to be consistent with the report prepared by the Actuary as at the applicable Valuation Date; and

       (b) contribute to the Trust an amount equal to twice the fee charged by the Bank in connection with the Letter of Credit extension or replacement, as applicable. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in consideration for the Letter of Credit extension or replacement, as applicable.

       When a replacement Letter of Credit has been provided in accordance with the terms of this Section 10.3, an existing Letter of Credit shall be surrendered and cancelled.

10.4 If, during the term of a Letter of Credit issued pursuant to this Restated Agreement, the Corporation, acting reasonably, concludes that there has been a significant change in the Obligations since the date of the last report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement, the Corporation shall request a report from the Actuary as to the then current value of the Obligations, calculated in accordance with the provisions of Section 10.5 of this Restated Agreement. Upon receipt of the report, the Corporation shall provide a summary of same to the Trustee and arrange, together with the Trustee, for any required increase or decrease in the amount of the Letter of Credit for the balance of the term of such Letter of Credit. In the event that a replacement Letter of Credit is to be issued in the circumstances described in this Section 10.4, the Corporation and the Trustee shall arrange for such replacement Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee.

       Upon receipt of a replacement Letter of Credit pursuant to this Section 10.4, the Trustee shall surrender for cancellation the Letter of Credit then held by it pursuant to this Restated Agreement and the Trust Agreement.

       In the event that all or any  portion of the fee  referred  to in Section
       10.3 of this Restated Agreement, is refunded by the Bank as a result of a decrease in the amount of a Letter of Credit pursuant to this Section 10.4, such amount (together with any resulting refundable Tax) shall be received by the Trustee for deposit to the Trust. Upon receipt of an Authorized Instruction (as defined in the Trust Agreement), the Trustee shall pay and transfer such amounts (less any applicable tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Corporation for its sole and exclusive use and benefit.

       In the event that an additional fee is required to be paid to the Bank as a result of an increase in the amount of a Letter of Credit pursuant to this Section 10.4, the Corporation shall contribute to the Trust an amount equal to twice the additional fee. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in payment of its additional fee.

10.5   A Letter of Credit issued pursuant to this Restated Agreement shall:

              (i)    be an irrevocable standby letter of credit;

              (ii) obligate the Bank to satisfy demand for payment made by the Trustee in accordance with the terms of this Restated Agreement and the Trust Agreement;

              (iii)  permit partial drawings; and

              (iv) provide that the Bank must notify the Trustee on or before thirty days prior to the expiry of a Letter of Credit of any notice of non-extension provided by the Bank to the Corporation.

       The amount of a Letter of Credit pursuant to this Restated Agreement shall be calculated by the Actuary in accordance with the following subparagraphs of this Section 10.5.

       (a) Assuming the lump sum payments referred to in Section 7.1(a) of this Restated Agreement are equal to the amount thereof provided by the Corporation.

       (b) Assuming the service of the Executive will terminate, in accordance with Section 5.1 or 6.1 of this Restated Agreement, on the next succeeding March 31st after the Valuation Date (the "Calculation Date").

       (c) Using the Executive's demographic data, including base salary, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

       (d) Using the Yearly Maximum Pensionable Earnings (Y.M.P.E.) used to determine the amount of the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

       (e)    Assuming all Obligations are included.

       (f)    Using  the  actuarial   methods,   assumptions   and   calculation
              methodology described in Schedule "B-2.

       (g) Applying a load of 15% to the amount determined in accordance with subparagraphs (b) through (f) of this Section 10.5 to provide for fluctuations in the Interest Discount Rate, Consumer Price Index and other plan experience during the term of the Letter of Credit, as described in Schedule "B-2".

       (h) Applying a load to one-half of the amount determined in accordance with subparagraphs (a) through (g) of this Section 10.5 to provide for the cost associated with the borrowings described in subparagraph (k) of this Section 10.5, as described in Schedule "B-2".

       (i) Including a settlement expense to the amount determined in subparagraph (h), with the aggregate settlement expense allowance for all obligations secured equal to $250,000, or where the
              Valuation Date is after December 31, 2008, the aggregate settlement expense allowance will be increased at the rate equal to the increase in the Consumer Price Index, as described in Schedule "B-2", plus 1% for each year after 2008.

       (j) Assuming the Obligations will be promptly settled with the Executive upon occurrence of a Designated Event described in
              Section 1.1(n)(ii).

       (k) Assuming a loan will be secured to permit settlement of the Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2". The cost associated with the borrowings shall be assumed to be paid from the Trust.

       (l) The liabilities calculated in accordance with subparagraphs (a) through (k) above shall be offset by:

              (i)    the Refundable Tax Account, if any; and

              (ii)   the assets contained in the Trust, if any.

10.6   (a)    If an Executive  Benefit Plan Obligations - Designated Event shall occur, the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement. Notwithstanding the foregoing, if an Executive Benefit Plan Obligations - Designated Event described in

              Section 1.1(x)(i) and a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) shall occur simultaneously, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in accordance with the provisions of Schedule "B-1".

       (b)    If:

              (i) the employment of the Executive is terminated by the Corporation for any reason other than as a result of the death, disability or retirement of such Executive; and

              (ii) such Executive files with the Corporation a written request that it fund the Executive Benefit Plan Obligations,

                  the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement.

       (c)    Upon the earlier of:

              (i)    learning of the  occurrence  of an  Executive  Benefit Plan
                     Obligations  -  Designated   Event   described  in  Section
                     1.1(x)(v) or (vi) of this Restated Agreement; or

              (ii) receipt of a written notice of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in any of the other subparagraphs of Section 1.1(x) of this Restated Agreement, which notice has been signed by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation and which notice must, in the case of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(i) of this Restated Agreement, indicate which subparagraph of the definition of "Change of Control" is applicable, the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan
              Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

              Notwithstanding the foregoing, in the event an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(v) or (vi) of this Restated Agreement has triggered the operation of this Section 10.6 and the failure which gave rise to the occurrence of such Executive Benefit Plan Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 10.6(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Executive Benefit Plan Obligations - Designated Event had not occurred.

       (d) Upon receipt of a written notice of the occurrence of the events described in both subparagraphs (i) and (ii) of Section 10.6(b) of this Restated Agreement (which notice has been signed by the Executive and sworn before a notary public), the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations unless it receives satisfactory proof within nine days of the date of such notice that the Corporation has funded the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded the Executive Benefit Plan Obligations in accordance with the terms hereof and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw upon that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

       (e) For purposes of determining the required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.6, the Trustee shall refer to the most recent report prepared by the Actuary for purposes of this Restated

              Agreement and, in particular, to the portion of the report dealing with the Executive Benefit Plan Obligations. In preparing the portion of its report respecting Executive Benefit Plan Obligations, the Actuary shall adhere to the following:

              (i) Assuming that the Executive, if then in active employment, will remain in active employment with the Corporation as an officer until the Calculation Date and that the Executive's employment with the Corporation will terminate on the Calculation Date.

              (ii) Using the Executive's demographic data, including base salary, actual bonus history, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

              (iii) Using the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

              (iv)   Assuming the Executive's target bonus percentage remains at
                     the  level  specified  by  the   Corporation   pursuant  to
                     subparagraph (ii) above.

              (v)    Assuming  only  Executive   Benefit  Plan  Obligations  are
                     included.

              (vi) Assuming the payments under the Executive Benefit Plan would be made from the Trust.

              (vii) Using the actuarial methods, assumptions and calculation methodology described in Schedule "B-2.

              (viii) Applying loads as described in Schedule "B-2" to the amount determined in accordance with the preceding subparagraphs of this Section 10.6(e) to provide for future contingencies and expenses of the Trust.

              (ix) Calculating the estimated amount required to settle the Executive Benefit Plan Obligations based on the actuarial methods, assumptions and calculation methodology described in Schedule "B-2", increased by the loads described in the following subparagraph.

              (x) Applying loads as described in Schedule "B-2" to the amount determined in accordance with subparagraph (ix) to provide for:

                     (A) fluctuations in the Interest Discount Rate and Consumer Price Index during the term of the Letter of Credit; and

                     (B)    the cost  associated  with the loan to be secured as
                            allowed under the Trust Agreement to permit settlement of the Executive Benefit Plan Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2" and shall be applied to one-half of the amount in subparagraph (ix). The cost associated with the borrowings shall be assumed to be paid from the Trust.

              (xi)   Taking the larger amount for the Executive of:

                     (A)    the   amount    determined   in   accordance    with
                            subparagraphs (i) through (viii), and

                     (B)    the   amount    determined   in   accordance    with
                            subparagraphs (ix) and (x).

              (xii) The amount determined in accordance with subparagraph (xi) above shall be offset by:

                     (A)    the Refundable Tax Account, if any;

                     (B)    the assets contained in the Trust, if any.

       (f) In the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof as a result of:

              (i) the Corporation making an assignment for the benefit of creditors or filing a petition in bankruptcy or becoming insolvent or bankrupt;

              (ii) a receiver, trustee or liquidator of or for the Corporation being appointed and not being discharged within a period of sixty days;

              (iii)  a voluntary dissolution or wind-up of the Corporation; or

              (iv) a sale or disposition of all or substantially all of the assets of the Corporation,

              and the Executive Benefit Plan has been terminated in connection therewith, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust. For this purpose, the benefit entitlements of each Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

              Any assets of the Trust remaining after full satisfaction of (i) the Executive Benefit Plan Obligations pursuant to the preceding paragraph and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

       (g) In the event the Executive Benefit Plan shall be terminated at any time either in whole or in part in relation to the Executive subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms hereof, then, provided
              Section 10.6(f) of this Restated Agreement is not otherwise applicable, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust.

              For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of the termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

              Any assets of the Trust remaining after full satisfaction of (i) the Executive Benefit Plan Obligations and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

       (h)    In the event:

              (i) of a dispute as to whether a payment to or in respect of the Executive is properly due and payable pursuant to the Executive Benefit Plan; and

              (ii) such dispute cannot be resolved by the parties thereto within the time frame specified in Section 1.1(x)(vi) of this Restated Agreement,

              the amount in dispute shall be remitted to the Trustee for deposit to the Trust. Upon final settlement of the dispute, the amount so deposited (together with any earnings, profits and increments thereon and after deduction of any authorized payments allocable thereto, both as determined in accordance with the terms of the Trust Agreement), less any applicable withholding tax which will be remitted as required by the Tax Act, shall be paid to that party to the dispute which is found to be entitled thereto. Prior to such amount being paid out of the Trust in accordance with the terms hereof, the Corporation shall instruct the Actuary to take such amount into account when preparing its report for purposes of this Restated Agreement.

       (i) In the event that a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement, the Corporation shall be required to settle the

              Executive   Benefit  Plan  Obligations   forthwith  in  an  amount
              determined by the Actuary in accordance with the provisions of Schedule "B-1".

       (j) Subject to Section 10.6(f), 10.6(g) and 10.6(i) of this Restated Agreement, in the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof, all or a portion of such Executive Benefit Plan Obligations may, at the discretion of the Corporation, be promptly settled with the Executive.

              For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan. In such circumstances, the Corporation reserves the right to settle the Executive Benefit Plan Obligations by way of a lump sum payment to the Executive provided that the amount of each such payment is determined by the Actuary in accordance with the assumptions set forth in Schedule "B-1".

10.7   (a)    If a Change of Control Obligations - Designated Event described in
              Section 1.1(n)(i) of this Restated Agreement shall occur, the Corporation shall be required to immediately fund the Change of Control Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated
              Agreement.

       (b)    If a Change of Control Obligations - Designated Event described in
              Section 1.1(n)(ii) of this Restated Agreement shall occur, the Corporation shall be required to settle the Change of Control Obligations forthwith in accordance with the provisions of Schedule "B-1", upon receipt by the Corporation of a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A".

       (c)    Upon the earlier of:

              (i)    learning  of  the   occurrence   of  a  Change  of  Control
                     Obligations  -  Designated   Event   described  in  Section
                     1.1(n)(i) of this Restated Agreement; or

              (ii) receipt of a written notice of the occurrence of a Change of Control Obligations - Designated Event described in
                     Section 1.1(n)(ii) of this Restated Agreement, which notice has been signed by the Executive and sworn before a notary public and has annexed thereto a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A", the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Change of Control Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Change of Control Obligations itself in accordance with the terms of this Restated Agreement.

              Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Change of Control Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

              Notwithstanding the foregoing, in the event a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement has triggered the operation of this
              Section 10.7 and the failure which gave rise to the occurrence of such Change of Control Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 10.7(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Change of Control Obligations - Designated Event had not occurred.

       (d) The required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.7 shall be determined by the Actuary and shall be the amount determined in accordance with Sections 10.5(a) through (l) of this Restated Agreement offset by the amount determined in accordance with subparagraphs 10.6(e)(i) through (xii) of this Restated Agreement. The settlement amount for purposes of this Section 10.7 shall be determined in accordance with the provisions of Schedule "B-1".

       (e) In the event that the Change of Control Obligations have been funded in accordance with the terms hereof as a result of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii), the Change of Control Obligations shall be promptly settled with the Executive in accordance with the provisions of Schedule "B-1".

10.8 The actuarial methods and assumptions described in Schedule "B-1" and Schedule "B-2" shall be reviewed from time to time. Any amendments to Schedule "B-1" and/or Schedule "B-2" as a result of such review shall be dealt with in accordance with Section 12.6.

10.9 The Trustee shall surrender the Letter of Credit to the Corporation for cancellation upon the earliest of:

       (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive directing surrender of the Letter of Credit;

       (b) receipt by the Trustee of a written direction signed by the Corporation confirming that it has funded and/or settled the Obligations in accordance with the terms hereof, together with evidence which is satisfactory to the Trustee that such funding and/or settlement has occurred; and

       (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that the Corporation has no remaining Obligations to the Executive and that a copy of such written direction has been provided to the Executive.

10.10  The Trust shall be terminated by the Trustee upon the earliest of:

       (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive confirming the termination of the Trust;

       (b) the entire depletion of the Trust Fund through payments pursuant to the terms of the Trust Agreement, in the event that such depletion occurs subsequent to the funding of the Obligations in accordance with the terms of this Restated Agreement; and

       (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that a copy of such written direction has been provided to the Executive.

       Upon the termination of the Trust, any assets of the Trust which remain after the satisfaction of any remaining Obligations of the Corporation to the Executive shall be returned to the Corporation.

10.11 The Corporation and the Executive hereby acknowledge that the Corporation is entering into agreements similar to this Restated Agreement with certain of its other executives and that the Corporation may, at its sole discretion, arrange for one or more Letters of Credit to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Letter of Credit is obtained to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to a "Letter of Credit" in this Restated Agreement shall be read as references to that portion of such Letter of Credit which is referable to the responsibilities of the Corporation to the Executive.

       The Corporation and the Executive also acknowledge that the Corporation may, at its sole discretion, enter into one or more Trust Agreements to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Trust Agreement is entered into to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to "Trust", "Trust Agreement", "Trustee" and "Refundable Tax Account" in this Restated Agreement shall be read with such modifications as may be necessary in the context.

10.12 At the discretion of the Corporation and subject to the provisions of applicable law, in the event that all or a portion of the Obligations are funded in accordance with Article 10 hereof and an actuarial surplus (determined by actuarial valuation in accordance with the terms of the report prepared as at the immediately preceding Valuation Date in accordance with Section 10.3 of this Restated Agreement) arises as a result thereof:

       (a) all or a portion of such actuarial surplus may be used in the determination of or to reduce the funding otherwise required to be provided by the Corporation hereunder; or


       (b) any surplus assets may, to the extent that they exceed 110% of the amount required to fund that portion of the Obligations which has been funded (as determined by the report prepared as at the immediately preceding Valuation Date in accordance with Section
              10.3 of this Restated Agreement) be returned to the Corporation.


                                   ARTICLE 11
                              EXPEDITED ARBITRATION
                              ---------------------

11.1 If, pursuant to Section 6.1 of this Restated Agreement, the Executive provides written notice of the Executive's intention to terminate the Executive's employment for Good Reason, and the Corporation believes that there is no Good Reason, or, alternatively, if, pursuant to Section 4.1 of this Restated Agreement, the Corporation provides written notice of its intention to terminate the Executive's employment for Just Cause and the Executive believes there is no Just Cause, the Corporation or the Executive, as applicable, shall, within ten (10) days of having been provided such notice, provide written notice ("Notice of Dispute") to the other Party of the dispute (the "Dispute").

11.2 The Parties agree that any and all Disputes under Section 11.1 of this Restated Agreement will be resolved by way of a single Arbitrator.

11.3   (a)    Within  fifteen  (15) days of  provision of the Notice of Dispute, the Parties shall agree upon and appoint a neutral Arbitrator from the then current roster maintained by the Alberta Mediation and Arbitration Society to act as Arbitrator of the Dispute; or

       (b) If no person acceptable to both Parties has been agreed upon and appointed within fifteen (15) days, then either Party may make immediate application to the Court of Queen's Bench of Alberta, Judicial District of Calgary, to have an Arbitrator appointed.

11.4 The Parties acknowledge and agree that the purpose of this Article 11 is to avoid delays and facilitate resolution of the Dispute in a just, speedy and cost-effective manner.

11.5 Consistent with the expedited nature of arbitration, the Arbitrator will direct and control the scope and timing of the exchange of information between the Parties and will take such steps as the Arbitrator deems necessary to achieve a just, speedy and cost-effective resolution of the Dispute. The Arbitrator has the exclusive right and power to resolve all issues related to the exchange of information in the arbitration process.

11.6 The Parties agree that the Arbitrator is only authorized to determine whether the Executive had Good Reason for terminating the Executive's employment, or alternatively, whether the Corporation had Just Cause to terminate the Executive's employment.

11.7 A hearing will occur within forty-five (45) days of the appointment of the Arbitrator (the "Hearing"). The time of the Hearing (the "Hearing Date") will be scheduled by the Arbitrator after consultation with the Parties. The Hearing will be governed by the rules set out in the Arbitration Act S.A. 1991, c.A-43, as modified by the Arbitrator in the interests of achieving a just, speedy and cost-effective resolution of the Dispute. The Arbitrator may require written submissions of fact in the Dispute to be provided seven (7) days before the Hearing Date.

11.8 The Arbitrator will use best efforts to provide a written decision within seven (7) days of the conclusion of the Hearing.

11.9 The Parties agree that the decision of the Arbitrator will be final and binding upon the Parties.


                                    ARTICLE 12
                                     GENERAL
                                     -------

12.1 The headings of the Articles and paragraphs in this Restated Agreement are inserted for convenience only and shall not affect the meaning or construction of this Restated Agreement.

12.2 This Restated Agreement shall be construed and interpreted in accordance with the laws of the Province of Alberta and the federal laws of Canada as applicable therein.

12.3 If any provision of this Restated Agreement is determined to be void or unenforceable in whole or in part, it shall be and be deemed to be severed from this Restated Agreement without affecting or impairing the validity of any other provision herein.

12.4 Any notice required or permitted to be given under this Restated Agreement shall be in writing and shall be properly given if delivered by hand delivery or mail or other form of electronic communication capable of transmission confirmation to the following address:

       a.     IN THE CASE OF THE CORPORATION TO:
              ----------------------------------

              Nexen Inc.
              801 - 7th Avenue S.W.
              Calgary, AB  T2P 3P7
              Attention:  General Manager, Compensation and Benefits

       b.     IN THE CASE OF THE EXECUTIVE TO:
              --------------------------------

              the  last  address  of  the   Executive  in  the  records  of  the
              Corporation or to such other address as the Parties may from time to time specify by notice given in accordance herewith.

12.5 This Restated Agreement shall enure to the benefit of and be binding upon the Executive and the Executive's heirs, executors and administrators and upon the Corporation and its successors and assigns.

12.6 This Restated Agreement constitutes the entire agreement relating to the respective rights and obligations of the Parties upon the occurrence of a Change of Control. No amendment or waiver of this Restated Agreement shall be binding unless executed in writing by the Parties.

       Notwithstanding the foregoing,

       (a) any amendment to Article 10 of this Restated Agreement, Schedule "B-1" or Schedule "B-2" which is required to ensure that the balance remaining in the Trust after the required tax has been withheld and remitted to the Canada Revenue Agency is sufficient to satisfy the fee levied by the Bank in connection with the issuance of a Letter of Credit may be made by the Corporation without the prior written approval of the Executive; and

       (b) the Corporation may amend, modify or waive Article 10 of this Restated Agreement, Schedule "B-1" and Schedule "B-2" in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable without obtaining the approval of the Executive, provided that such amendment, modification or waiver, as the case may be, does not adversely affect the securitization in accordance with the terms hereof of those Obligations which have accrued up to the date of such amendment, modification or waiver, as the case may be.

12.7 The Parties agree that the rights, entitlements and benefits set out in this Restated Agreement to be paid to the Executive upon a Change of Control shall be in full satisfaction of all rights of the Executive under applicable law in effect from time to time as a result thereof.

12.8 Neither Party can waive or shall be deemed to have waived any right it has under this Restated Agreement except to the extent that such waiver is in writing.

12.9 Nothing contained in this Restated Agreement shall be construed as limiting the ability of the Corporation to amend, modify or terminate the Executive Benefit Plan in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable.


The Parties have executed this Restated Agreement effective the date first written above.


                                                NEXEN INC.


                                                Per: (signed)
                                                     ---------------------------


                                                Per: (signed)
                                                     ---------------------------



SIGNED, SEALED & DELIVERED
in the presence of

(signed)                                        (signed)
-------------------------------                 --------------------------------
WITNESS                                         ROGER THOMAS

                                  SCHEDULE "A"
                                  ------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

In order to receive the entitlements referred to in the Article 7 of this Restated Agreement, the Executive shall execute the attached Release, fully releasing the Corporation from all further claims in relation to the Executive's employment or Employment Benefits and the termination thereof upon payment of the remuneration and benefits referred to in Article 7 of this Restated Agreement. The attached Release shall not, however, require that the Executive relinquish or release any rights to indemnity which the Executive may, as an officer or director of the Corporation or any of its Affiliates, Associates and Subsidiaries, have as against the Corporation or any of its Affiliates, Associates and Subsidiaries, for costs, charges and expenses reasonably incurred by the Executive in respect of any civil, criminal or administrative action or proceeding to which the Executive is made a party by reason of being or having been a director or officer of the Corporation or any of its Affiliates, Associates and Subsidiaries, where:


       (a) the Executive has acted honestly and in good faith with a view to the best interests of the Corporation or any of its Affiliates, Associates and Subsidiaries; and


       (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, the Executive had reasonable grounds for believing the Executive's conduct was lawful.

                                  FINAL RELEASE
                                  -------------


KNOW ALL MEN BY THESE PRESENTS that I, ROGER THOMAS, of the City of Calgary, in the Province of Alberta, in consideration of the amounts provided in that certain Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements (the "Restated Agreement") dated as of the ______ day of ____________, 2008 between myself and NEXEN INC. and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do for myself, my executors and assigns hereby remise, release and forever discharge the Corporation, and any associated, affiliated, predecessor or parent corporation of the Corporation and their present and former directors, officers, agents and employees (the "Releasees"), including each of their respective successors, heirs, administrators and assigns, from all manner of actions, causes of action, debts, obligations, covenants, claims or demands, whatsoever which I may ever have had, now have, or can, shall or may hereafter have against the Releasees or any of them, by reason of or arising out of any cause, matter or thing whatsoever done, occurring or existing up to and including the present date and, in particular, without in any way restricting the generality of the foregoing, in respect of all claims of any nature whatsoever, past, present or future, directly or indirectly related to or arising out of or in connection with my relationship with the Releasees, as an employee, officer or director, and the termination of my employment from the Corporation including, but not limited to, any claims related to any entitlement I may have or may have had to any payment or claim either at common law or under the Employment Standards Code, Human Rights, Citizenship and Multiculturalism Act or any other applicable legislation governing or related to my employment with the Releasees.


AND FOR THE SAID CONSIDERATION, I, ROGER THOMAS, represent and warrant that I have not assigned to any person, firm or corporation any of the actions, causes of action, claims, suits, executions or demands which I release by this Release, or with respect to which I agree not to make any claim or take any proceeding herein.


IT IS FURTHER ACKNOWLEDGED that the payment to me includes full compensation and consideration for the loss of my employment benefits, as provided by the Releasees, and that all of my employment benefits and privileges shall cease on the date of termination of my employment, except as otherwise expressly provided in the Restated Agreement. I further acknowledge that I have received all benefits due to me and have no further claim against the Releasees for such benefits. I further accept sole responsibility to replace such benefits which I wish to continue or to exercise conversion privileges where applicable with respect to such benefits and, in particular any life insurance and long-term disability benefits. In the event that I become disabled following termination of my employment, I covenant not to sue the Releasees for insurance or other benefits or loss of same and hereby release the Releasees from any and all further obligations or liabilities arising therefrom.


Notwithstanding anything contained herein, this Release shall not extend to or affect, or constitute a release of, my right to sue, claim against or recover from the Releasees and shall not constitute an agreement to refrain from bringing, taking or maintaining any action against the Releasees in respect of:


       (a) any corporate indemnity existing by statute, contract or pursuant to any of the constating documents of the Corporation provided in my favour in respect of my having acted at any time as a director, officer or both of the Corporation;


       (b) my entitlement to any insurance maintained for the benefit or protection of the directors and/or officers of the Corporation, including without limitation, directors' and officers' liability insurance; or


       (c) my entitlement to any amounts or compensation due to me under the terms of my employment pursuant to the Restated Agreement.


IT IS HEREBY AGREED that the terms of the Restated Agreement and of this Release will be kept confidential. No party hereto shall communicate any such terms to any third party under any circumstances whatsoever, excepting any necessary communication with my legal and financial advisors, as required, on the express condition that they maintain the confidentiality thereof, and any disclosure which is required by law, although either party shall be at liberty to disclose to third parties that a mutually acceptable Release was agreed upon. The invalidity and unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

I HEREBY DECLARE that I have read all of this Release, fully understand the terms of this Release and voluntarily accept the consideration stated herein as the sole consideration for this Release for the purpose of making a full and final settlement with the Releasees. I further acknowledge and confirm that I have been given an adequate period of time to obtain independent legal counsel regarding the meaning and the significance of the terms herein and the covenants mutually exchanged.

IT IS HEREBY AGREED THAT as a term of the termination of my employment from the Corporation, and in consideration of the amount noted above, I hereby resign as officer and director of the Corporation and its affiliates.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________ in the year _________.




---------------------------------
ROGER THOMAS



---------------------------------
WITNESS (signature)



---------------------------------
WITNESS (print name)

                                 SCHEDULE "B-1"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS
          METHODOLOGY AND ASSUMPTIONS FOR DETERMINING SETTLEMENT VALUE


PURPOSE

In accordance with the terms of the Restated Agreement, the purpose of this Schedule "B-1" is to outline the calculation approach such that, after tax has been paid on a lump sum settlement value, the remaining balance is intended to be sufficient to provide after-tax monthly payments equivalent to the after-tax monthly payments the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement.


OVERVIEW FOR DEFINED BENEFIT PENSION

The following outlines the actuarial methods, assumptions and calculation process to be used in determining the lump sum settlement value of the defined benefit pension entitlements under the Executive Benefit Plan when settlement occurs in accordance with Section 10 of the Restated Agreement. Section 300 of the Income Tax Regulations establishes the procedure applicable in using an after-tax lump sum to purchase a prescribed annuity:

1. A prescribed annuity payment consists of two components: (a) the deemed capital element of the annuity payment on which no tax is payable, and
       (b) the deemed non-capital portion of the annuity payment which is taxed at the marginal rate.

2. The capital portion of each future annuity payment is considered to be a return of the original after-tax lump sum amount.

3. The non-capital portion of each annuity payment is assumed to be provided by the investment return on the original after-tax lump sum amount and has therefore not yet been taxed.

4. A constant percentage of each future payment is deemed to be a return of the original lump sum capital.

CALCULATION METHODOLOGY

1.     Equivalent after-tax payments:

a. Determine initial gross annual pension entitlement under the Executive Benefit Plan.

b. Determine after-tax annual pension entitlement under the Executive Benefit Plan based on Individual Tax Rate as defined in Schedule "B-1".

c. Determine the capital element based on the non-indexed present value of the pension payments divided by life expectancy.

d. Determine the monthly payment which provides an after-tax pension equal to the after-tax pension determined in 1.b. above in accordance with the prescribed annuity methodology.

2.     Present value of periodic payments from 1. above:

a. Determine the present value of the pension determined in 1.d. above using the assumptions described below in this Schedule "B-1". For greater certainty, the value of the post-retirement indexation is to be reflected in determining the present value of the accrued pension entitlement in respect of post-1992 service, and any accrued pension in respect of service granted during the Severance Period.

3.     Tax adjustment:

a. Gross-up the present value determined in 2.a. above to reflect the tax assumed to be required to be paid on the lump sum.

b. Gross-up the amount determined in 3.a. above to reflect the tax assumed to be required to be paid on investment earnings in respect of the lump sum payment during the deferral period prior to assumed pension commencement, if any.

4.     Equivalent present value after tax as the after-tax monthly payments:

a. The amount determined in 3.b. above shall be the lump sum settlement value of the Executive's pension entitlement.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period               Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the date of  calculation,  rounded down
                                         to next lower 0.5.

--  after assumed pension commencement   Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the date of  calculation,  rounded down
                                         to next lower 0.5,

                                         less
                                         assumed  escalation  of pensions  after
                                         retirement.

Increase in Consumer Price Index:        Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the date of calculation,

                                         less

                                         Yield on long-term Government of Canada
                                         Real Return  bonds as  published in the
                                         Bank of  Canada  Review,  described  in
                                         CANSIM  series  V122553 (or a successor
                                         series) for the last trading  Wednesday
                                         at the  end of  the  month  immediately
                                         preceding the date of calculation.

                                         The  result of the  difference  is then
                                         rounded up to the next highest 0.5% .

Escalation of Pensions After             75% of CPI,  less 1% (minimum  increase
Retirement:                              25% of CPI).  Applies  only to benefits
                                         accrued for service after  December 31,
                                         1992.

Mortality:

--  for life expectancy                  1994  Uninsured   Pensioner   Mortality
                                         Table   with   mortality   improvements
                                         projected  to 15 years  beyond the date
                                         of termination.

--  for present values

      o  prior to assumed pension        Nil.
         commencement

      o  after assumed pension           1994  Uninsured   Pensioner   Mortality
         commencement                    Table   with   mortality   improvements
                                         projected  15 years  beyond the date of
                                         termination.

Marital Status:                          Actual status at date of termination.

Age of Spouse:                           Based on actual date of birth.

Individual Tax Rate:                     Maximum  individual  marginal  tax rate
                                         for  employee's  province of employment
                                         at the date of termination.

                                 SCHEDULE "B-2"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                       EXECUTIVE BENEFIT PLAN ENTITLEMENTS

METHODOLOGY AND ASSUMPTIONS FOR DETERMINING THE AMOUNT TO BE SECURED OR FUNDED IN ACCORDANCE WITH SECTION 10 BASED ON THE METHODOLOGY DESCRIBED IN SCHEDULE "B-1"


PURPOSE

The purpose of this Schedule "B-2" is to provide the actuarial methodology and assumptions for determining the amount to be secured or funded in accordance with Section 10 of the Restated Agreement.

METHODOLOGY

The settlement methodology is described in Schedule B-1.

The funding methodology applicable to the Executive Benefit Plan Obligations is based on the following:

1. Estimate the accrued pension payable from the Executive Benefit Plan as at the Valuation Date.

2. Assume that the assets of the plan are to be invested in long term Government of Canada bonds and subject to the 50% refundable tax applicable to retirement compensation arrangements.

3.     Determine the present value of the amounts in 1 through 2 above.

4. Estimate the settlement value that could be paid in accordance with the methodology and assumptions described in Schedule B-1.

5. The funding amount in respect of the Executive Benefit Plan Obligations shall be the greater of the amount determined in accordance with 1 through 3 above and the amount in 4 above.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period               Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the Anniversary  Date,  rounded down to
                                         next lower 0.5.

--  after assumed pension commencement   Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the Anniversary  Date,  rounded down to
                                         next   lower   0.5   ,   less   assumed
                                         escalation     of    pensions     after
                                         retirement.

Increase in Consumer Price Index:        Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the Anniversary Date,

                                         less

                                         Yield on long-term Government of Canada
                                         Real Return  bonds as  published in the
                                         Bank of  Canada  Review,  described  in
                                         CANSIM  series  V122553 (or a successor
                                         series) for the last trading  Wednesday
                                         at the  end of  the  month  immediately
                                         preceding the Anniversary Date.

                                         The  result of the  difference  is then
                                         rounded up to the next highest 0.5%.

Escalation of Pensions After Retirement: 75% of CPI,  less 1% (minimum  increase
                                         25% of CPI).  Applies  only to benefits
                                         accrued for service after  December 31,
                                         1992.

Mortality:

-- for life expectancy                   1994  Uninsured   Pensioner   Mortality
                                         Table   with   mortality   improvements
                                         projected   to  15  years   beyond  the
                                         Calculation Date.

-- for present values

    o  prior to assumed pension          Nil.
       commencement

    o  after assumed pension             1994  Uninsured   Pensioner   Mortality
       commencement                      Table   with   mortality   improvements
                                         projected    15   years    beyond   the
                                         Calculation Date.

Marital Status:                          Actual status at the Anniversary.

Age of Spouse:                           Based on actual date of birth.

Individual Tax Rate:                     Maximum  individual  marginal  tax rate
                                         for  employee's  province of employment
                                         at the Anniversary Date

Bonus:                                   Target  bonus % applied  to the  salary
                                         rate at the Valuation Date

Investment return:                       Yield on long-term Government of Canada
                                         bonds  as  published  in  the  Bank  of
                                         Canada  Review,   described  in  CANSIM
                                         series V122544 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the  Anniversary  Date  rounded down to
                                         next lower 0.5%, and then divided by 2

Decrements:                              None assumed prior to Calculation Date

Eligibility for Pensions:                100% vested

PENSION COMMENCEMENT AGE:

--   eligible for subsidized early       Payable  at  the   completion   of  the
     retirement on the Calculation       Severance   Period.   Payable   at  the
     Date (i.e., age 55 and 10 years     Calculation   Date  for   purposes   of
     of continuous service)              determining  the amount  required under
                                         Section 10.6(e).


--   not eligible for early retirement   Deferred  to age  60 or the  end of the
     on the Calculation Date             Severance  Period if later.  Payable at
                                         age 60 for purposes of determining  the
                                         amount required under Section 10.6(e).


Fluctuation reserve (1)                  15% of the pension obligations

Cost of borrowing to settle the          Yield on one month Government of Canada
obligations                              Treasury Bills as published in the Bank
                                         of Canada  Review,  described in CANSIM
                                         series V122529 (or a successor  series)
                                         for the last  trading  Wednesday at the
                                         end of the month immediately  preceding
                                         the Anniversary Date, rounded up to the
                                         next higher 0.25%, plus 1.50%

--------------------------------------------------------------------------------

Notes:

(1) Referred to by Section 10.5(g), Section 10.6(e)(viii) and 10.6(e)(x). The 15% load is intended to provide a reserve for a potential decrease in the Interest Discount Rate in combination with potential increases in the Consumer Price Index for an aggregate change of 1.0%.

                                  SCHEDULE "C"
                                  ------------

               AMENDED AND RESTATED AGREEMENT RESPECTING CHANGE OF
                CONTROL AND EXECUTIVE BENEFIT PLAN ENTITLEMENTS

                    ESTIMATED(1) ENTITLEMENT TO COMPENSATION
                 PURSUANT TO ARTICLE 7 OF THE RESTATED AGREEMENT


-------------------------------------------------------------------------------
Employee - Roger Thomas
-------------------------------------------------------------------------------
Base Salary                                                         $1,375,000
-------------------------------------------------------------------------------
Bonus Target Value                                                    $825,000
-------------------------------------------------------------------------------
Benefits Uplift                                                       $178,750
-------------------------------------------------------------------------------
Car Allowance                                                          $48,000
-------------------------------------------------------------------------------
Savings Plan                                                           $82,500
-------------------------------------------------------------------------------
Financial Counselling Services                                         $10,500
-------------------------------------------------------------------------------
Security Monitoring Services                                            $2,400
-------------------------------------------------------------------------------

TOTAL VALUE                                                         $2,522,150
-------------------------------------------------------------------------------

Additional Lump Sum Settlement Value of Pension(2)                  $4,388,721
-------------------------------------------------------------------------------

TOTAL ESTIMATED ENTITLEMENT                                         $6,910,871
-------------------------------------------------------------------------------


In addition to the above, Section 7.1(c) of the Restated Agreement provides for Executive Outplacement counselling to be provided by a firm selected by the Executive, at a cost to the Corporation not to exceed $25,000.

IN ADDITION to the above pension entitlement under the Agreement, the Executive has the following pension entitlements under the Defined Benefit Registered Pension Plan and Executive Benefit Plan. As is the case with the figures shown above, these values are estimated values (as of April 1, 2008) and are for illustrative purposes only. Actual values will be calculated as of the date of the entitlement or payment in accordance with the Defined Benefit Registered Pension Plan and the Executive Benefit Plan, respectively, and therefore may be subject to change.

o    Accrued Annual Defined  Benefit  Pension  Entitlement               $37,068
     (Registered  Pension Plan)(3)

o    Estimated Lump Sum Value of Executive Benefit Plan(4)            $4,253,576






--------------

(1) As stated in Section 7.1 of the Restated Agreement, the above calculations represent only the current estimated value (as of April 1, 2008) of the Executive's entitlement to compensation upon a Change of Control. Accordingly, the above calculations are for illustrative purposes only.

(2)  Calculated in accordance with Section 7.1(b) of the Restated  Agreement.

     -    Adjustment to EBP lump sum value to reflect settlement $1,750,125.

     - Additional settlement value of pension accrued during the severance period upon a change of control $2,638,596.

(3)  Benefit payable immediately at April 1, 2008.

(4) Based on the Standards of Practice for Determining Pension Commuted Values approved by the Canadian Institute of Actuaries using rates applicable for April 2008 terminations.

                         AMENDED AND RESTATED AGREEMENT
                   RESPECTING CHANGE OF CONTROL AND EXECUTIVE
                           BENEFIT PLAN ENTITLEMENTS

This amended and restated agreement respecting change of control and executive benefit plan entitlements made as of the 5th day of September, 2008.


BETWEEN:

                 NEXEN INC., a corporation incorporated under the laws of Canada hereinafter referred to as the "Corporation")

                           - and -

                 GARY NIEUWENBURG

                                   (hereinafter referred to as the "Executive")

RECITALS:

1.   The  Executive,   as  Senior  Vice  President,   Synthetic  Crude  of  the
     Corporation, is considered by the Board to be an essential officer and employee of the Corporation, who is both integral to the operation and development of the Corporation, and has acquired outstanding skills, unique experience and possesses an extensive background in, and knowledge of, the Corporation's business, operations and the industry in which it is engaged.

2. In the event of a Change of Control, there is a possibility that the employment of the Executive would be terminated without just cause or adversely modified and the Executive has expressed concern in that regard to the Corporation.

3. The Board recognizes that it is essential and in the best interests of the Corporation and its shareholders that the Corporation retain the continued dedication of the Executive to the Executive's office and the Executive's employment during the uncertain period prior to, during and following a Change of Control.

4. The Board further believes that the past service of the Executive and the Executive's integral role in the development and operation of the Corporation requires that the Corporation ensure that in the event of a Change of Control the Executive is treated in a manner that is fair, reasonable, consistent with industry standards and in the best interests of the Corporation.

5. The Corporation and the Executive entered into a Change of Control Agreement on January 4, 2002 (the "Original Agreement") to agree on the terms and conditions which would govern the termination or modification of the employment of the Executive following a Change of Control.

6. The Original Agreement was amended by an Amending Agreement dated May 30, 2003 (the "Amending Agreement") which, among other matters, detailed the Corporation's security and funding obligations in respect of the Change of Control Obligations (as hereinafter defined), provided for the securitization and funding of the Executive Benefit Plan Obligations (as hereinafter defined) and provided for the cessation of the Executive's coverage under the Statement of Company Procedure Regarding the Securitization of Nexen Inc. Restated Executive Benefit Plan, as amended or replaced from time to time (the "Securitization Procedure").

7. The Corporation and the Executive wish to amend the Original Agreement and the Amending Agreement as herein provided and, in doing so, wish to restate those agreements as herein amended (the "Restated Agreement").

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Restated Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

1.1     In this Restated Agreement, the following terms shall mean as follows:

        (a) "ACTING JOINTLY OR IN CONCERT" for the purposes of this Restated Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person for the purpose of acquiring, offering to acquire, or voting any Common Shares of the Corporation (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of business).

        (b) "ACTUARY" has the meaning referred to in Section 10.2 of this Restated Agreement.

        (c) "AFFILIATE" and "ASSOCIATE" have the meaning ascribed to such terms in National Instrument 45-106.

        (d) "ANNIVERSARY DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.

        (e) "ANNUAL BASE SALARY" means the annual base salary of the Executive payable by the Corporation at the end of the month immediately preceding the Date of Termination.

        (f) "ANNUAL TARGET BONUS" means the Executive's annual target bonus as determined by the Board to be in effect for the calendar year in which a Change of Control occurs.

        (g) "BANK" has the meaning referred to in Section 10.2 of this Restated Agreement.

        (h) "BENEFICIAL OWNER" for the purposes of this Restated Agreement, a Person shall be deemed to be the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN":

                (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

                (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has a right to acquire (i) upon the exercise of any Convertible
                        Securities   or  (ii)   pursuant   to  any   agreement,
                        arrangement or understanding, whether such right is exercisable immediately within a period of sixty (60) days thereafter and whether or not on condition or the happening of any contingency, (other than (a) customary agreements with and between underwriters and banking group and selling group members with respect to the distribution to the public or pursuant to a private placement of securities, or (b) pursuant to a pledge of securities in the ordinary course of business); and

                (iii) any securities which are Beneficially Owned within the meaning of clauses (a) or (b) above by any other Person with which such Person is Acting Jointly or in Concert,

                provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of or to "Beneficially Own" any security where such Person is the registered holder of securities as a result of carrying on the business of or acting as nominee for a securities depository.

                For purposes of this Restated Agreement, the percentage of Common Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

                100 x A/B

                Where:

                A = the number of votes for the election of all directors generally attaching to the Common Shares Beneficially Owned by such Person; and

                B = the number of votes for the election of all directors generally attaching to all outstanding Common Shares.

                For the purposes of the foregoing formula, where a Person Beneficially Owns unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

        (i) "BOARD" means the Board of Directors of the Corporation as constituted from time to time.

        (j) "CBCA" means the Canada Business Corporations Act, as amended from time to time, and any successor legislation thereto.

        (k) "CALCULATION DATE" has the meaning referred to in Section 10.5 of this Restated Agreement.

        (l)     "CHANGE OF CONTROL" means the occurrence of any of:

                (i) the purchase or acquisition of any Common Shares or Convertible Securities by a Beneficial Owner which results in the Beneficial Owner owning, or exercising control or direction over, Common Shares or Convertible Securities such that, assuming only the conversion of Convertible Securities Beneficially Owned or over which control or direction is exercised by the Beneficial Owner, the Beneficial Owner would own, or exercise control or direction over, Common Shares carrying the right to cast more than thirty-five percent (35%) of the votes attaching to all Common Shares; or

                (ii) the substantial completion of: (i) the liquidation, dissolution or winding-up of the Corporation; or (ii) the sale, lease or other disposition of all or substantially all of the assets of the Corporation; or

                (iii) a situation in which individuals who were members of the Board immediately prior to:

                        (A) a meeting of the shareholders of the Corporation involving a contest for, or an item of business relating to, the election of directors; or

                        (B) an amalgamation, arrangement, merger or other consolidation or combination of the Corporation with another Person,

                        shall not constitute a majority of the Board following such election or transaction; or

                (iv) the completion of any transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraphs (i), (ii) or
                        (iii) above; or

                (v) a determination by the Board that, for the purposes of this Restated Agreement, a Change of Control has occurred or is imminent.

        (m) "CHANGE OF CONTROL OBLIGATIONS" means the Company's obligations to make the lump sum payments described in Section 7.1 of this Restated Agreement to the Executive.

        (n) A "CHANGE OF CONTROL OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

                (i) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement; or

                (ii) the Executive's employment is terminated in accordance with Section 5.1 or 6.1 of this Restated Agreement.

        (o)     "COMMON SHARES" means the common shares of the Corporation.

        (p)     "CONVERTIBLE SECURITIES" means:

                (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire Common Shares from the Corporation; or

                (ii) any security issued by the Corporation from time to time (other than the rights issued pursuant to a shareholders' rights protection plan, if any) carrying any exercise, conversion or exchange right, which is then exercisable or exercisable within a period of sixty (60) days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of sixty (60) days from that time and whether or not on condition or the happening of any contingency).

        (q) "DATE OF TERMINATION" means the date upon which the Executive's employment is terminated pursuant to Section 4.1, 5.1 or 6.1 of this Restated Agreement. For greater clarity, the Date of Termination means the date upon which the Corporation provides the Executive with written, verbal or other notice that the Executive's employment has been or will be terminated pursuant to Section 4.1 or 5.1 of this Restated Agreement or the date upon which the Executive provides the Corporation with written notice terminating the Executive's employment pursuant to
                Section 4.1 or for Good Reason pursuant to Section 6.1.

        (r) "DISABILITY" means, where due to a physical or mental condition, the Executive is rendered totally and permanently unable to perform the Executive's duties for a consecutive period of two (2) years or more during which the Executive has been in receipt of long term disability insurance benefits from the insurance carrier normally utilized by the Corporation.

        (s) "DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

        (t) "EFFECTIVE DATE" means the date upon which a Change of Control occurs.

        (u) "EMPLOYMENT BENEFITS" means the employment benefits to which the Executive is entitled by virtue of any written, oral or implied agreement with the Corporation. For the purposes of this Restated Agreement, "Employment Benefits" shall include, but is not limited to, the following:

                (i) the Executive's entitlement to any dental or general medical care;

                (ii)    the  Executive's   entitlement  to  receive  long  term
                        disability benefits from the insurance carrier normally utilized by the Corporation;

                (iii) the Executive's entitlement to pension benefits under the terms of any pension plan with the Corporation;

                (iv) the Executive's entitlement to a monthly car allowance from the Corporation;

                (v) the Executive's entitlement to contributions by the Corporation to the Corporation's savings plan;

                (vi) the Executive's entitlement to receive from the Corporation financial counseling services, at a cost of $3,500.00 per year (or as the same may be increased from time to time by the Corporation); and

                (vii)   the   Executive's   entitlement  to  receive  from  the
                        Corporation   security   monitoring   services  at  the
                        Executive's personal residence.

        (v) "EXECUTIVE BENEFIT PLAN" has the meaning referred to in Section 7.1(b) of this Restated Agreement.

        (w) "EXECUTIVE BENEFIT PLAN OBLIGATIONS" means the Corporation's outstanding obligations under the Executive Benefit Plan to the Executive.

        (x) An "EXECUTIVE BENEFIT PLAN OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

                (i)     a Change of Control occurs;

                (ii) the Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or becomes insolvent or bankrupt;

                (iii) a receiver, trustee or liquidator of or for the Corporation is appointed and is not discharged within a period of sixty days;

                (iv) the net worth of the Corporation, described as shareholder equity in the consolidated financial statements of the Corporation as disclosed in the annual and quarterly consolidated financial statements of the Corporation, is less than $400 million;

                (v) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement;

                (vi) the Executive has provided written notification to the Trustee and to the Corporation of the failure by the Corporation to pay any amount owed to or in respect of the Executive under the Executive Benefit Plan within thirty days of the due date specified in the Executive Benefit Plan (together with a statement of the amount due and owing) either to the person entitled thereto pursuant to the Executive Benefit Plan or to the Trust in accordance with the provisions of Section 10.6(h); or

                (vii) at any time the Board adopts a resolution to the effect that, for purposes of this Restated Agreement, an Executive Benefit Plan Obligations - Designated Event has occurred or is imminent.

        (y) "GOOD REASON" means any of the following, unless the Executive shall have given the Executive's express written consent thereto:

                (i) INCONSISTENT DUTIES. The assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or a material alteration in the nature or status of the Executive's responsibilities or duties or reporting relationship from those in effect immediately prior to a Change of Control;

                (ii) REDUCED SALARY. A reduction by the Corporation in the Executive's Annual Base Salary in effect on the Effective Date or as the same may be increased thereafter from time to time or the failure by the Corporation to grant the Executive salary increases at a rate commensurate with the increases accorded to other executives of the Corporation;

                (iii) RELOCATION. The Corporation requiring the Executive to be based anywhere other than where the Executive is based at the time a Change of Control occurs, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations in the ordinary course of business immediately prior to a Change of Control;

                (iv) INCENTIVE COMPENSATION PLANS. The failure by the Corporation to continue in effect any incentive compensation plan in which the Executive participates, including, but not limited to, the Incentive Compensation Plan or the Stock Option Plan or any other similar plans adopted prior to a Change of Control, unless the Executive is eligible to participate in, and is entitled to the opportunity to receive a comparable level of benefits under, an ongoing, substitute or alternative plan (it being understood that the manner or method of payment and the form of consideration need not be the same as existed in the original plans); or the failure by the Corporation to continue the
                        Executive's participation therein on at least as favourable a basis, both in terms of the amount of benefits available to the Executive and the level of the Executive's participation relative to other participants, as existed at the time a Change of Control occurs;

                (v) EMPLOYMENT BENEFITS AND PERQUISITES. The failure by the Corporation to continue to provide the Executive with Employment Benefits at least as favourable as those enjoyed by the Executive immediately prior to a Change of Control, including any pension plan, benefit plan or any retirement arrangement established for the Executive, or any of the Corporation's life insurance, medical, health and accident, disability or savings plans in which the Executive was participating at the time a Change of Control occurs; the taking of any action by the Corporation that would directly or indirectly materially reduce any such benefits or deprive the Executive of any material perquisite enjoyed by the Executive at the time a Change of Control occurs, including, without limitation and to the extent applicable, the use of a car, aircraft, secretarial services, office space, telephones, computer facilities, expense reimbursement, financial counselling, and professional fees and club dues reimbursement; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation practice in effect at the time a Change of Control occurs;

                (vi) NO ASSUMPTION BY SUCCESSOR. The failure of the Corporation to obtain a satisfactory agreement from a successor to assume and agree to perform this Restated Agreement. Alternatively, if the business or undertaking in connection with which the Executive's services are principally performed is sold at any time after a Change of Control occurs, and the Executive's employment is transferred as a result, the failure or refusal of the purchaser of such business or undertaking to provide the Executive with the same or a comparable position, duties, compensation and benefits, as described in paragraphs (iv) and (v) above, as provided to the Executive by the Corporation immediately prior to a Change of Control;

                (vii) DISPOSITION OF "ALL OR SUBSTANTIALLY ALL". The disposition by the Corporation of all or substantially all of the assets of the Corporation, as contemplated herein, notwithstanding that the Executive's services were or were not principally performed for such business.

        (z) "HEARING" has the meaning referred to in Section 11.7 of this Restated Agreement.

        (aa) "HEARING DATE" has the meaning referred to in Section 11.7 of this Restated Agreement.

        (bb) "INCENTIVE COMPENSATION PLAN" means any bonus or incentive compensation plan of the Corporation in which the Executive is entitled to receive benefits in the month immediately preceding a Change of Control.

        (cc)    "JUST CAUSE" means:

                (i) the failure by the Executive to substantially perform the Executive's duties according to the terms of the Executive's employment in existence immediately prior to a Change of Control after the Corporation has given the Executive reasonable notice of such failure and a reasonable opportunity to correct it; or

                (ii) where the Executive engages in any criminal act or dishonesty resulting or intended to result, directly or indirectly, in the personal gain of the Executive at the Corporation's expense.

        (dd) "LETTER OF CREDIT" has the meaning referred to in Section 10.2 of this Restated Agreement.

        (ee) "MONTHLY BASE SALARY" means the monthly salary payable to the Executive by the Corporation in effect at the end of the month immediately preceding the Effective Date.

        (ff) "NOTICE OF DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

        (gg)    "OBLIGATIONS"  means,  collectively,   the  Change  of  Control
                Obligations and the Executive Benefit Plan Obligations.

        (hh) "PARTIES" means the Corporation, and its successors and permitted assigns, and the Executive and the Executive's heirs, executors and administrators and "PARTY" means either one of them.

        (ii) "PERSON" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative and any national, provincial, state or municipal government or any agency thereof.

        (jj) "REFUNDABLE TAX ACCOUNT" means the refundable tax account maintained in respect of the Trust by the Canada Revenue Agency.

        (kk)    "REGISTERED  PENSION  PLAN"  has  the  meaning  referred  to in
                Section 7.1(b) of this Restated Agreement.

        (ll) "RESTATED AGREEMENT" means this amended and restated agreement respecting change of control and executive benefit plan entitlements as it may be amended, restated or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby", and similar expressions refer to this Restated Agreement and, unless otherwise indicated, refer to Articles or Sections in this Restated Agreement only.

        (mm) "SECURITIZATION PROCEDURE" has the meaning referred to in the recitals of this Restated Agreement.

        (nn) "SEVERANCE PERIOD" means the twenty-four (24) month period immediately following the Date of Termination.

        (oo) "STOCK OPTION PLAN" means any stock option plan or plans of the Corporation pursuant to which the Executive is granted options by the Corporation to acquire Common Shares.

        (pp)    "SUBSIDIARY" has the meaning ascribed to it in the CBCA.

        (qq) "TAX ACT" means the Income Tax Act (Canada) and the Regulations thereunder, both as amended from time to time.

        (rr) "TERM" has the meaning referred to in Section 3.1 of this Restated Agreement.

        (ss) "TRUST" has the meaning referred to in Section 10.1 of this Restated Agreement.

        (tt) "TRUST AGREEMENT" has the meaning referred to in Section 10.1 of this Restated Agreement.

        (uu) "TRUSTEE" means CIBC Mellon Trust Company or such other trust company duly incorporated under the laws of Canada or any province thereof whom the Company may designate as the trustee in connection with the security and funding of the Obligations.

        (vv) "VALUATION DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.

                                   ARTICLE 2
                          SCOPE OF RESTATED AGREEMENT
                          ---------------------------

2.1 The Parties intend that this Restated Agreement sets out (a) their respective rights and obligations upon the occurrence of a Change of Control and in connection with the securitization and funding of the Change of Control Obligations; and (b) their respective rights and obligations regarding the securitization and funding of the Executive Benefit Plan Obligations. This Restated Agreement does not provide for any other terms of the Executive's employment with the Corporation, except as expressly provided for herein.

2.2 The Parties hereby confirm that except as otherwise expressly stated in this Restated Agreement, insofar as the securitization and funding of the Executive Benefit Plan Obligations is concerned, the terms of this Restated Agreement shall govern and the terms of the Securitization Procedure shall not be applicable.

2.3 This Restated Agreement shall automatically terminate upon the death of the Executive or where due to the Disability of the Executive, the Executive is materially incapacitated from performing the Executive's duties. In the event of the death or Disability of the Executive, the Executive (or the Executive's estate) shall be entitled to receive from the Corporation all unpaid Annual Base Salary, Employment Benefits, unpaid business expenses and vacation entitlement accrued to the date of the death or Disability of the Executive. The Executive (or the Executive's estate) shall also be entitled to receive any and all death or Disability benefits in a manner consistent with, and at least equal in amount to, those provided by the Corporation to senior executives (or their estate) under such plans, programs and policies in effect at the date of Disability or death of the Executive, and the Corporation shall have no further obligations to the Executive or the Executive's estate under this Restated Agreement. Any entitlements of the Executive (or the Executive's estate) under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.3 shall then commence to be covered under the Securitization Procedure.

2.4 If the Executive's employment is terminated by either Party, for any reason, prior to a Change of Control in any manner, other than expressly provided for in this Restated Agreement, this Restated Agreement shall automatically terminate and the Corporation shall have no further obligations to the Executive hereunder. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.4 shall then commence to be covered under the Securitization Procedure.

                                   ARTICLE 3
                           TERM OF RESTATED AGREEMENT
                           --------------------------

3.1 Subject to termination of this Restated Agreement prior to a Change of Control, this Restated Agreement shall remain in effect for a period concluding twelve (12) months following the Effective Date (the "Term"), at which time this Restated Agreement shall terminate; provided however that the payment of compensation and benefits to the Executive under this Restated Agreement shall continue beyond the end of the Term in accordance with the applicable provisions of this Restated Agreement. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 3.1 shall then commence to be covered under the Securitization Procedure.

                                   ARTICLE 4
            TERMINATION FOR JUST CAUSE OR FOR OTHER THAN GOOD REASON
            --------------------------------------------------------

4.1 If the Executive's employment is terminated for Just Cause, or is terminated by the Executive, other than for Good Reason, following a Change of Control, the Corporation shall pay to the Executive, if not already paid, the fraction of the unpaid Annual Base Salary accrued during the then current fiscal year of the Corporation, all accrued Employment Benefits, all unpaid reasonable business expenses and all unpaid vacation pay accrued up to and including the Date of
        Termination, and thereafter, the Corporation shall have no further obligations to the Executive under this Restated Agreement.

4.2 Nothing in this Restated Agreement shall serve to derogate from the vested rights of the Executive to pension benefits, Stock Option Plans or any other Employment Benefits to which the Executive is entitled up to the Date of Termination.

                                   ARTICLE 5
                           TERMINATION BY CORPORATION
                           --------------------------

5.1 If the Executive's employment is terminated by the Corporation within the twelve (12) month period following the Effective Date, for reason other than Just Cause, death or Disability, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.

                                   ARTICLE 6
                          TERMINATION FOR GOOD REASON
                          ---------------------------

6.1 In the event of a Change of Control, the Executive may, within the twelve (12) month period following the Effective Date and upon providing the Corporation with ten (10) days written notice, terminate the Executive's employment with the Corporation for Good Reason. Upon being provided with such notice, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.

                                   ARTICLE 7
                         COMPENSATION UPON TERMINATION
                         -----------------------------

7.1     If the Executive's  employment is terminated in accordance with Section
        5.1 or 6.1 of this Restated Agreement:

        (a)     the Corporation  shall  forthwith,  but in any event within ten
                (10) days from receipt by the Corporation of a Release executed by the Executive substantially in the form of Schedule "A", pay to the Executive:

                (i) if not previously paid, that portion of the Executive's accrued but unpaid Monthly Base Salary, any accrued but unpaid bonus to which the Executive is entitled for the preceding calendar year under any Incentive Compensation Plan, all unpaid reasonable business expenses and all accrued but unused vacation pay earned or payable to the Executive by the Corporation for the period from the beginning of the Corporation's then current fiscal year, up to and including the Date of Termination;

                (ii) a lump sum cash payment equal to the Executive's Monthly Base Salary and one-twelfth (1/12) of the Executive's Annual Target Bonus for each month of the Severance Period;

                (iii) a lump sum payment equal to thirteen percent (13%) of the Executive's Annual Base Salary for the Severance Period representing the value of the group health and welfare benefits for the Severance Period;

                (iv) a lump sum payment representing the value of the Executive's monthly car allowance for the Severance Period;

                (v) a lump sum payment representing the value of the Corporation's contributions to the Corporation's savings plan (at a rate of six percent (6%) of the Executive's Annual Base Salary) for the Severance Period;

                (vi) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation financial counseling services for the Severance Period; and

                (vii) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence for the Severance Period;

        (b) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Benefit Option) (the "Registered Pension Plan"), if any, and the Executive's related entitlement under the Nexen Inc. Restated Executive Benefit Plan (the "Executive Benefit Plan"), if any:

                (i)     the Corporation  shall  recognize the Severance  Period
                        for   purposes   of   determining    the    Executive's
                        entitlement;

                (ii) for calculation purposes, the Executive's entitlement is the benefit which would have been determined assuming that the Executive had been employed throughout the Severance Period, including recognition of:

                        (A)     additional   service   that   would  have  been
                                credited for the Severance Period;

                        (B) monthly salary equal to the Executive's Monthly Base Salary throughout the Severance Period;

                        (C) pensionable bonus for the year of the Date of Termination, and for each subsequent year or portion thereof during the Severance Period, determined at the Annual Target Bonus level. Average bonus will be determined over the three years to the end of the Severance Period, including any partial calendar years; and

                        (D) if the Executive would have been eligible for early retirement at the end of the Severance Period, the Executive shall be deemed to retire, and the pension to commence, upon completion of the Severance Period. In such case, the Executive's attained age at the end of the Severance Period will be recognized for purposes of calculating the early retirement reduction factor, if applicable; and

                (iii) the pension entitlements described in this Section 7.1(b) shall, to the extent legally permissible, be provided through the Registered Pension Plan. To the extent that it is not legally permissible to provide such pension entitlements through the Registered Pension Plan, the Corporation shall pay to the Executive a lump sum payment representing the settlement value of the additional Executive Benefit Plan benefit determined in accordance with the assumptions set forth in Schedule "B-1";

                (iv) any entitlements of the Executive under the Executive Benefit Plan which have previously been funded in accordance with Article 10 but not previously settled in accordance with Article 10 shall be settled by the Corporation in accordance with the assumptions set forth in Schedule "B-1";

        (c) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Contribution Option) (the "Defined Contribution Pension Plan"), if any, and the Executive's related entitlement under the Executive Benefit Plan, if any:

                (i) the Corporation shall make a contribution to the Defined Contribution Pension Plan in an amount which is equal to the additional contributions which would have been made by both the Executive and the Corporation to the Defined Contribution Pension Plan on the Executive's behalf during the Severance Period had the Executive remained in the employ of the Corporation during such period. Such contribution shall be calculated at the rate in effect in respect of the Executive immediately prior to the Date of Termination. To the extent that it is not legally permissible to make such contribution to the Defined Contribution Pension Plan, the Corporation shall make a notional allocation to the defined contribution provision of the Executive Benefit Plan equal to such contribution;

                (ii) the Corporation shall recognize the Severance Period for purposes of determining the Executive's entitlement under the Executive Benefit Plan;

                (iii) the Corporation shall make a notional allocation to the defined contribution provision of the Executive Benefit Plan in an amount which is equal to the additional notional allocations which would have been made by the Corporation to the defined contribution provision of the Executive Benefit Plan on the Executive's behalf during the Severance Period had the Executive remained in the employ of the Corporation during such period. Such contribution shall be calculated at the rate in effect in respect of the Executive immediately prior to the Date of Termination. The Corporation shall make a lump sum payment to the Executive in an amount equal to the balance, after reflection of the aforementioned notional allocation, in the Executive's DC Supplemental Company Account as defined in the Executive Benefit Plan;

        (d) the Corporation shall provide the Executive with executive outplacement counselling to be provided by a firm to be selected by the Executive, at a cost to the Corporation not to exceed $25,000.00;

        (e) all of the Executive's outstanding unexercisable stock options under any Stock Option Plan shall become exercisable; and

        (f) where the Executive has been relocated, at the request of the Corporation, within the two (2) year period immediately prior to the Effective Date, if so requested by the Executive, the Corporation shall relocate the Executive back to the Executive's prior location.

7.2 The estimated value as of April 1, 2008 of Sections 7.l(a)(ii) to 7.1(d) are set out in Schedule "C". Schedule "C" provides estimated values only and actual values shall be calculated in accordance with this Restated Agreement at the time of entitlement or payment under this Restated Agreement.

7.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the remuneration and benefits payable under this Article 7 shall not be reduced if the Executive obtains alternative employment.

7.4 Unless expressly provided otherwise in this Restated Agreement, all payments to be made to the Executive under this Article 7 shall be subject to required statutory deductions at source by the Corporation.

                                   ARTICLE 8
                            CONFIDENTIAL INFORMATION
                            ------------------------

8.1 If the Executive's employment is terminated in any manner whatsoever due to or following a Change of Control, the Executive agrees to keep confidential all information of a confidential or proprietary nature concerning the Corporation, its Affiliates, Associates and Subsidiaries and their respective operations, opportunities, areas of present, past or future interests, assets, finances, technology, intellectual property, business and affairs, and further agrees not to use such information, data or technology for personal advantage, provided that nothing herein shall prevent the disclosure of information which is publicly available or which is required to be disclosed by the Executive under appropriate statute, rules of law or legal process.

                                   ARTICLE 9
              RIGHTS AND OBLIGATIONS OF EXECUTIVE UPON TERMINATION
              ----------------------------------------------------

9.1 Subject to Section 8.1 of this Restated Agreement, the Executive shall not be prohibited in any manner whatsoever from obtaining alternative employment with or otherwise forming or participating in a business competitive to the business of the Corporation after the termination of the Executive's employment with the Corporation.

9.2 Upon the termination of the Executive's employment for any reason, the Executive shall tender the Executive's resignation from any position the Executive may hold as an officer or director of the Corporation or any of its Affiliates, Associates or Subsidiaries.

9.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the Corporation shall continue to purchase and maintain, to the extent available in the marketplace at reasonable cost to the Corporation, on behalf of the Executive, director and officer liability insurance for the applicable limitation period following the date upon which the Executive ceases to serve as a director or officer of the Corporation, and the Executive's existing agreement to receive indemnity from the Corporation for acts taken by the Executive in the Executive's capacity as an officer of the Corporation shall remain in effect.

9.4 Upon termination of the Executive's employment pursuant to Section 5.1 or 6.1 of this Restated Agreement, the Corporation shall reimburse the Executive for ongoing legal fees and disbursements which the Executive may reasonably incur in connection with this Restated Agreement (but this Restated Agreement only), including any litigation concerning the validity or enforceability of, or liability under, any provision of this Restated Agreement or any action by the Executive. The Corporation shall pay such fees and reimbursements to the Executive promptly as such fees and disbursements become due.

                                 ARTICLE 10
                      SECURITIZATION AND FUNDING PROCEDURE
                      ------------------------------------

10.1 The Corporation has established and maintains a trust for the benefit of the Executive and persons claiming through him (the "Trust") pursuant to the terms and conditions of a trust agreement (the "Trust Agreement") between the Corporation and the Trustee. The Trust shall be funded in accordance with the provisions of this Restated Agreement and the Trust Agreement.

10.2 To provide security against a failure by the Corporation to either fund or settle the Obligations in accordance with the terms of this Article 10, the Trust Agreement provides for the funding of the Trust with the proceeds of an irrevocable letter of credit which satisfies the requirements of this Restated Agreement (a "Letter of Credit") in the event that the Corporation does not provide funding or effect settlement when required to do so hereunder and in accordance with the terms hereof. The Corporation confirms that the Letter of Credit currently held by the Trustee has been issued by a major Canadian chartered bank (the "Bank") in an amount calculated by the Corporation's consulting actuary (who at all times shall be a Fellow of the Canadian Institute of Actuaries) (the "Actuary") in accordance with the provisions of Section 10.5 of this Restated Agreement.

10.3 On each February 1st (the "Anniversary Date"), the Corporation shall request a report from the Actuary as to the amount calculated, as at the next succeeding April 1st (the "Valuation Date"), in accordance with the provisions of Section 10.5 of this Restated Agreement. The Corporation shall provide the Actuary with the data it requires to prepare such report. Upon completion of each such report, the Corporation shall arrange for the Actuary to provide a summary of same to the Trustee.

        Prior to the funding and/or settlement of all of the Obligations in accordance with the terms of this Restated Agreement, the Corporation shall, within forty-five days after the applicable Anniversary Date and in accordance with the terms of the report received from the Actuary:

        (a)     either:

                (i) arrange for a Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. The replacement Letter of Credit shall be:

                        (A) substantially in the form of the Letter of Credit then held by the Trustee;

                        (B) in an amount calculated by the Actuary as at the applicable Valuation Date in accordance with the provisions of Section 10.5 of this Restated Agreement; and

                        (C) for a term which commences on the date of its issuance and expires one year following the applicable Valuation Date; or

                (ii) confirm to the Trustee in writing that the Letter of Credit then held by the Trustee will be extended automatically for a further one-year term. The confirmation to the Trustee shall include evidence from the Bank as to any amendment to the applicable Letter of Credit, any such amendment to be consistent with the report prepared by the Actuary as at the applicable Valuation Date; and

        (b) contribute to the Trust an amount equal to twice the fee charged by the Bank in connection with the Letter of Credit extension or replacement, as applicable. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in consideration for the Letter of Credit extension or replacement, as applicable.

        When a replacement Letter of Credit has been provided in accordance with the terms of this Section 10.3, an existing Letter of Credit shall be surrendered and cancelled.

10.4 If, during the term of a Letter of Credit issued pursuant to this Restated Agreement, the Corporation, acting reasonably, concludes that there has been a significant change in the Obligations since the date of the last report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement, the Corporation shall request a report from the Actuary as to the then current value of the Obligations, calculated in accordance with the provisions of Section 10.5 of this Restated Agreement. Upon receipt of the report, the Corporation shall provide a summary of same to the Trustee and arrange, together with the Trustee, for any required increase or decrease in the amount of the Letter of Credit for the balance of the term of such Letter of Credit. In the event that a replacement Letter of Credit is to be issued in the circumstances described in this Section 10.4, the Corporation and the Trustee shall arrange for such replacement Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. Upon receipt of a replacement Letter of Credit pursuant to this Section 10.4, the Trustee shall surrender for cancellation the Letter of Credit then held by it pursuant to this Restated Agreement and the Trust Agreement.

        In the event that all or any portion of the fee  referred to in Section
        10.3 of this Restated Agreement, is refunded by the Bank as a result of a decrease in the amount of a Letter of Credit pursuant to this Section 10.4, such amount (together with any resulting refundable Tax) shall be received by the Trustee for deposit to the Trust. Upon receipt of an Authorized Instruction (as defined in the Trust Agreement), the Trustee shall pay and transfer such amounts (less any applicable tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Corporation for its sole and exclusive use and benefit.

        In the event that an additional fee is required to be paid to the Bank as a result of an increase in the amount of a Letter of Credit pursuant to this Section 10.4, the Corporation shall contribute to the Trust an amount equal to twice the additional fee. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in payment of its additional fee.

10.5    A Letter of Credit issued pursuant to this Restated Agreement shall:

                (i)     be an irrevocable standby letter of credit;

                (ii) obligate the Bank to satisfy demand for payment made by the Trustee in accordance with the terms of this Restated Agreement and the Trust Agreement;

                (iii)   permit partial drawings; and

                (iv) provide that the Bank must notify the Trustee on or before thirty days prior to the expiry of a Letter of Credit of any notice of non-extension provided by the Bank to the Corporation.

        The amount of a Letter of Credit pursuant to this Restated Agreement shall be calculated by the Actuary in accordance with the following subparagraphs of this Section 10.5.

        (a) Assuming the lump sum payments referred to in Section 7.1(a) of this Restated Agreement are equal to the amount thereof provided by the Corporation.

        (b) Assuming the service of the Executive will terminate, in accordance with Section 5.1 or 6.1 of this Restated Agreement, on the next succeeding March 31st after the Valuation Date (the "Calculation Date").

        (c) Using the Executive's demographic data, including base salary, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

        (d) Using the Yearly Maximum Pensionable Earnings (Y.M.P.E.) used to determine the amount of the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

        (e)     Assuming all Obligations are included.

        (f)     Using  the  actuarial  methods,   assumptions  and  calculation
                methodology described in Schedule "B-2.

        (g) Applying a load of 15% to the amount determined in accordance with subparagraphs (b) through (f) of this Section 10.5 to provide for fluctuations in the Interest Discount Rate, Consumer Price Index and other plan experience during the term of the Letter of Credit, as described in Schedule "B-2".

        (h) Applying a load to one-half of the amount determined in accordance with subparagraphs (a) through (g) of this Section
                10.5 to provide for the cost associated with the borrowings described in subparagraph (k) of this Section 10.5, as described in Schedule "B-2".

        (i)     Including  a  settlement  expense to the amount  determined  in subparagraph (h), with the aggregate settlement expense allowance for all obligations secured equal to $250,000, or where the Valuation Date is after December 31, 2008, the aggregate settlement expense allowance will be increased at the rate equal to the increase in the Consumer Price Index, as described in Schedule "B-2", plus 1% for each year after 2008.

        (j) Assuming the Obligations will be promptly settled with the Executive upon occurrence of a Designated Event described in
                Section 1.1(n)(ii).

        (k) Assuming a loan will be secured to permit settlement of the Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2". The cost associated with the borrowings shall be assumed to be paid from the Trust.

        (l) The liabilities calculated in accordance with subparagraphs (a) through (k) above shall be offset by:

                (i)     the Refundable Tax Account, if any; and

                (ii)    the assets contained in the Trust, if any.

10.6    (a)     If an Executive  Benefit Plan  Obligations  - Designated  Event
                shall occur,  the Corporation  shall be required to immediately fund the Executive  Benefit Plan Obligations in accordance with the most recent  report  prepared  by the  Actuary  pursuant to
                Section 10.3 of this Restated  Agreement.  Notwithstanding  the
                foregoing,   if  an  Executive   Benefit  Plan   Obligations  -
                Designated Event described in Section 1.1(x)(i) and a Change of Control Obligations - Designated Event described in Section
                1.1(n)(ii) shall occur simultaneously, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in accordance with the provisions of Schedule "B-1".

        (b)     If:

                (i) the employment of the Executive is terminated by the Corporation for any reason other than as a result of the death, disability or retirement of such Executive; and

                (ii)    such  Executive  files with the  Corporation  a written
                        request  that  it  fund  the  Executive   Benefit  Plan
                        Obligations,

                the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement.

        (c)     Upon the earlier of:

                (i) learning of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(v) or (vi) of this Restated Agreement; or

                (ii) receipt of a written notice of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in any of the other subparagraphs of Section 1.1(x) of this Restated Agreement, which notice has been signed by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation and which notice must, in the case of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(i) of this Restated Agreement, indicate which subparagraph of the definition of "Change of Control" is applicable, the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

                Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

                Notwithstanding  the  foregoing,  in  the  event  an  Executive
                Benefit  Plan  Obligations  -  Designated  Event  described  in
                Section 1.1(x)(v) or (vi) of this Restated Agreement has triggered the operation of this Section 10.6 and the failure which gave rise to the occurrence of such Executive Benefit Plan Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this
                Section 10.6(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Executive Benefit Plan Obligations - Designated Event had not occurred.

        (d) Upon receipt of a written notice of the occurrence of the events described in both subparagraphs (i) and (ii) of Section 10.6(b) of this Restated Agreement (which notice has been signed by the Executive and sworn before a notary public), the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations unless it receives satisfactory proof within nine days of the date of such notice that the Corporation has funded the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

                Unless the Corporation advises the Trustee in writing that it has funded the Executive Benefit Plan Obligations in accordance with the terms hereof and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw upon that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

        (e) For purposes of determining the required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.6, the Trustee shall refer to the most recent report prepared by the Actuary for purposes of this Restated Agreement and, in particular, to the portion of the report dealing with the Executive Benefit Plan Obligations. In preparing the portion of its report respecting Executive
                Benefit Plan Obligations, the Actuary shall adhere to the following:

                (i) Assuming that the Executive, if then in active employment, will remain in active employment with the Corporation as an officer until the Calculation Date and that the Executive's employment with the Corporation will terminate on the Calculation Date.

                (ii) Using the Executive's demographic data, including base salary, actual bonus history, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

                (iii) Using the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

                (iv)    Assuming  the  Executive's   target  bonus   percentage
                        remains at the level specified by the Corporation pursuant to subparagraph (ii) above.

                (v) Assuming only Executive Benefit Plan Obligations are included.

                (vi) Assuming the payments under the Executive Benefit Plan would be made from the Trust.

                (vii)   Using   the   actuarial   methods,    assumptions   and
                        calculation methodology described in Schedule "B-2.

                (viii) Applying loads as described in Schedule "B-2" to the amount determined in accordance with the preceding subparagraphs of this Section 10.6(e) to provide for future contingencies and expenses of the Trust.

                (ix) Calculating the estimated amount required to settle the Executive Benefit Plan Obligations based on the actuarial methods, assumptions and calculation methodology described in Schedule "B-2", increased by the loads described in the following subparagraph.

                (x) Applying loads as described in Schedule "B-2" to the amount determined in accordance with subparagraph (ix) to provide for:

                        (A) fluctuations in the Interest Discount Rate and Consumer Price Index during the term of the Letter of Credit; and

                        (B) the cost associated with the loan to be secured as allowed under the Trust Agreement to permit settlement of the Executive Benefit Plan Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2" and shall be applied to one-half of the amount in subparagraph (ix). The cost associated with the borrowings shall be assumed to be paid from the Trust.

                (xi)    Taking the larger amount for the Executive of:

                        (A)     the  amount   determined  in  accordance   with
                                subparagraphs (i) through (viii), and

                        (B)     the  amount   determined  in  accordance   with
                                subparagraphs (ix) and (x).

                (xii)   The amount  determined in accordance with  subparagraph
                        (xi) above shall be offset by:

                        (A)     the Refundable Tax Account, if any;

                        (B)     the assets contained in the Trust, if any.

        (f) In the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof as a result of:

                (i)     the Corporation making an assignment for the benefit of
                        creditors  or  filing  a  petition  in   bankruptcy  or
                        becoming insolvent or bankrupt;

                (ii) a receiver, trustee or liquidator of or for the Corporation being appointed and not being discharged within a period of sixty days;

                (iii)   a voluntary  dissolution or wind-up of the Corporation;
                        or

                (iv) a sale or disposition of all or substantially all of the assets of the Corporation,

                and the Executive Benefit Plan has been terminated in connection therewith, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust. For this purpose, the benefit entitlements of each Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

                Any assets of the Trust  remaining  after full  satisfaction of
                (i) the Executive Benefit Plan Obligations pursuant to the preceding paragraph and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

        (g) In the event the Executive Benefit Plan shall be terminated at any time either in whole or in part in relation to the Executive subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms hereof, then, provided Section 10.6(f) of this Restated Agreement is not otherwise applicable, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust.

                For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of the termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

                Any assets of the Trust  remaining  after full  satisfaction of
                (i) the Executive Benefit Plan Obligations and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

        (h)     In the event:

                (i) of a dispute as to whether a payment to or in respect of the Executive is properly due and payable pursuant to the Executive Benefit Plan; and

                (ii) such dispute cannot be resolved by the parties thereto within the time frame specified in Section 1.1(x)(vi) of this Restated Agreement,

                the amount in dispute shall be remitted to the Trustee for deposit to the Trust. Upon final settlement of the dispute, the amount so deposited (together with any earnings, profits and increments thereon and after deduction of any authorized payments allocable thereto, both as determined in accordance with the terms of the Trust Agreement), less any applicable withholding tax which will be remitted as required by the Tax Act, shall be paid to that party to the dispute which is found to be entitled thereto. Prior to such amount being paid out of the Trust in accordance with the terms hereof, the Corporation shall instruct the Actuary to take such amount into account when preparing its report for purposes of this Restated Agreement.

        (i) In the event that a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in an amount determined by the Actuary in accordance with the provisions of Schedule "B-1".

        (j) Subject to Section 10.6(f), 10.6(g) and 10.6(i) of this Restated Agreement, in the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof, all or a portion of such Executive Benefit Plan Obligations may, at the discretion of the Corporation, be promptly settled with the Executive.

                For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan. In such circumstances, the Corporation reserves the right to settle the Executive Benefit Plan Obligations by way of a lump sum payment to the Executive provided that the amount of each such payment is determined by the Actuary in accordance with the assumptions set forth in Schedule "B-1".

10.7    (a)     If a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement shall occur, the Corporation shall be required to immediately fund the Change of Control Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement.

        (b) If a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur, the Corporation shall be required to settle the Change of Control Obligations forthwith in accordance with the provisions of Schedule "B-1", upon receipt by the Corporation of a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A".

        (c)     Upon the earlier of:

                (i) learning of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement; or

                (ii) receipt of a written notice of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement, which notice has been signed by the
                        Executive and sworn before a notary public and has annexed thereto a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A",

                the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Change of Control
                Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Change of Control Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Change of Control Obligations itself in accordance with the terms of this Restated Agreement.

                Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Change of Control Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

                Notwithstanding the foregoing, in the event a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement has triggered the operation of this
                Section 10.7 and the failure which gave rise to the occurrence of such Change of Control Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 10.7(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Change of Control Obligations - Designated Event had not occurred.

        (d) The required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.7 shall be determined by the Actuary and shall be the amount determined in accordance with Sections 10.5(a) through (l) of this Restated Agreement offset by the amount determined in accordance with subparagraphs 10.6(e)(i) through (xii) of this Restated Agreement. The settlement amount for purposes of this
                Section 10.7 shall be determined in accordance with the provisions of Schedule "B-1".

        (e) In the event that the Change of Control Obligations have been funded in accordance with the terms hereof as a result of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii), the Change of Control Obligations shall be promptly settled with the Executive in accordance with the provisions of Schedule "B-1".

10.8 The actuarial methods and assumptions described in Schedule "B-1" and Schedule "B-2" shall be reviewed from time to time. Any amendments to Schedule "B-1" and/or Schedule "B-2" as a result of such review shall be dealt with in accordance with Section 12.6.

10.9 The Trustee shall surrender the Letter of Credit to the Corporation for cancellation upon the earliest of:

        (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive directing surrender of the Letter of Credit;

        (b) receipt by the Trustee of a written direction signed by the Corporation confirming that it has funded and/or settled the Obligations in accordance with the terms hereof, together with evidence which is satisfactory to the Trustee that such funding and/or settlement has occurred; and

        (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that the Corporation has no remaining Obligations to the Executive and that a copy of such written direction has been provided to the Executive.

10.10   The Trust shall be terminated by the Trustee upon the earliest of:

        (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive confirming the termination of the Trust;

        (b) the entire depletion of the Trust Fund through payments pursuant to the terms of the Trust Agreement, in the event that such depletion occurs subsequent to the funding of the Obligations in accordance with the terms of this Restated Agreement; and

        (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that a copy of such written direction has been provided to the Executive.

         Upon the termination of the Trust, any assets of the Trust which remain after the satisfaction of any remaining Obligations of the Corporation to the Executive shall be returned to the Corporation.

10.11 The Corporation and the Executive hereby acknowledge that the Corporation is entering into agreements similar to this Restated Agreement with certain of its other executives and that the Corporation may, at its sole discretion, arrange for one or more Letters of Credit to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Letter of Credit is obtained to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to a "Letter of Credit" in this Restated Agreement shall be read as references to that portion of such Letter of Credit which is referable to the responsibilities of the Corporation to the Executive.

        The Corporation and the Executive also acknowledge that the Corporation may, at its sole discretion, enter into one or more Trust Agreements to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Trust Agreement is entered into to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to "Trust", "Trust Agreement", "Trustee" and "Refundable Tax Account" in this Restated Agreement shall be read with such modifications as may be necessary in the context.

10.12 At the discretion of the Corporation and subject to the provisions of applicable law, in the event that all or a portion of the Obligations are funded in accordance with Article 10 hereof and an actuarial surplus (determined by actuarial valuation in accordance with the terms of the report prepared as at the immediately preceding Valuation Date in accordance with Section 10.3 of this Restated Agreement) arises as a result thereof:

        (a) all or a portion of such actuarial surplus may be used in the determination of or to reduce the funding otherwise required to be provided by the Corporation hereunder; or

        (b) any surplus assets may, to the extent that they exceed 110% of the amount required to fund that portion of the Obligations which has been funded (as determined by the report prepared as at the immediately preceding Valuation Date in accordance with
                Section 10.3 of this Restated Agreement) be returned to the Corporation.


                                  ARTICLE 11
                             EXPEDITED ARBITRATION
                             ---------------------

11.1 If, pursuant to Section 6.1 of this Restated Agreement, the Executive provides written notice of the Executive's intention to terminate the Executive's employment for Good Reason, and the Corporation believes that there is no Good Reason, or, alternatively, if, pursuant to
        Section 4.1 of this Restated Agreement, the Corporation provides written notice of its intention to terminate the Executive's employment for Just Cause and the Executive believes there is no Just Cause, the Corporation or the Executive, as applicable, shall, within ten (10) days of having been provided such notice, provide written notice ("Notice of Dispute") to the other Party of the dispute (the "Dispute").

11.2 The Parties agree that any and all Disputes under Section 11.1 of this Restated Agreement will be resolved by way of a single Arbitrator.

11.3    (a)     Within fifteen (15) days of provision of the Notice of Dispute, the Parties  shall agree upon and appoint a neutral  Arbitrator
                from  the  then  current  roster   maintained  by  the  Alberta
                Mediation and Arbitration Society to act as Arbitrator of the Dispute; or

        (b) If no person acceptable to both Parties has been agreed upon and appointed within fifteen (15) days, then either Party may make immediate application to the Court of Queen's Bench of Alberta, Judicial District of Calgary, to have an Arbitrator appointed.

11.4 The Parties acknowledge and agree that the purpose of this Article 11 is to avoid delays and facilitate resolution of the Dispute in a just, speedy and cost-effective manner.

11.5 Consistent with the expedited nature of arbitration, the Arbitrator will direct and control the scope and timing of the exchange of information between the Parties and will take such steps as the Arbitrator deems necessary to achieve a just, speedy and cost-effective resolution of the Dispute. The Arbitrator has the exclusive right and power to resolve all issues related to the exchange of information in the arbitration process.

11.6 The Parties agree that the Arbitrator is only authorized to determine whether the Executive had Good Reason for terminating the Executive's employment, or alternatively, whether the Corporation had Just Cause to terminate the Executive's employment.

11.7 A hearing will occur within forty-five (45) days of the appointment of the Arbitrator (the "Hearing"). The time of the Hearing (the "Hearing Date") will be scheduled by the Arbitrator after consultation with the Parties. The Hearing will be governed by the rules set out in the Arbitration Act S.A. 1991, c.A-43, as modified by the Arbitrator in the interests of achieving a just, speedy and cost-effective resolution of the Dispute. The Arbitrator may require written submissions of fact in the Dispute to be provided seven (7) days before the Hearing Date.

11.8 The Arbitrator will use best efforts to provide a written decision within seven (7) days of the conclusion of the Hearing.

11.9 The Parties agree that the decision of the Arbitrator will be final and binding upon the Parties.

                                  ARTICLE 12
                                    GENERAL
                                    -------

12.1 The headings of the Articles and paragraphs in this Restated Agreement are inserted for convenience only and shall not affect the meaning or construction of this Restated Agreement.

12.2    This  Restated   Agreement   shall  be  construed  and  interpreted  in
        accordance with the laws of the Province of Alberta and the federal laws of Canada as applicable therein.

12.3 If any provision of this Restated Agreement is determined to be void or unenforceable in whole or in part, it shall be and be deemed to be severed from this Restated Agreement without affecting or impairing the validity of any other provision herein.

12.4 Any notice required or permitted to be given under this Restated Agreement shall be in writing and shall be properly given if delivered by hand delivery or mail or other form of electronic communication capable of transmission confirmation to the following address:

        a.   IN THE CASE OF THE CORPORATION TO:

             Nexen Inc.
             801 - 7th Avenue S.W.
             Calgary, AB T2P 3P7
             Attention: General Manager, Compensation and Benefits

        b.   IN THE CASE OF THE EXECUTIVE TO:

             the  last  address  of  the   Executive  in  the  records  of  the
             Corporation or to such other address as the Parties may from time to time specify by notice given in accordance herewith.

12.5 This Restated Agreement shall enure to the benefit of and be binding upon the Executive and the Executive's heirs, executors and administrators and upon the Corporation and its successors and assigns.

12.6 This Restated Agreement constitutes the entire agreement relating to the respective rights and obligations of the Parties upon the occurrence of a Change of Control. No amendment or waiver of this Restated Agreement shall be binding unless executed in writing by the Parties.

         Notwithstanding the foregoing,

        (a) any amendment to Article 10 of this Restated Agreement, Schedule "B-1" or Schedule "B-2" which is required to ensure that the balance remaining in the Trust after the required tax has been withheld and remitted to the Canada Revenue Agency is sufficient to satisfy the fee levied by the Bank in connection with the issuance of a Letter of Credit may be made by the Corporation without the prior written approval of the Executive; and

        (b) the Corporation may amend, modify or waive Article 10 of this Restated Agreement, Schedule "B-1" and Schedule "B-2" in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable without obtaining the approval of the Executive, provided that such amendment, modification or waiver, as the case may be, does not adversely affect the securitization in accordance with the terms hereof of those Obligations which have accrued up to the date of such amendment, modification or waiver, as the case may be.

12.7 The Parties agree that the rights, entitlements and benefits set out in this Restated Agreement to be paid to the Executive upon a Change of Control shall be in full satisfaction of all rights of the Executive under applicable law in effect from time to time as a result thereof.

12.8 Neither Party can waive or shall be deemed to have waived any right it has under this Restated Agreement except to the extent that such waiver is in writing.

12.9 Nothing contained in this Restated Agreement shall be construed as limiting the ability of the Corporation to amend, modify or terminate the Executive Benefit Plan in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable.

The Parties have executed this Restated Agreement effective the date first written above.


                                         NEXEN INC.


                                         Per: (signed)
                                              --------------------------------


                                         Per: (signed)
                                              --------------------------------


SIGNED, SEALED & DELIVERED
in the presence of


(signed)                                (signed)
-----------------------------           ---------------------------------------
WITNESS                                 GARY NIEUWENBURG

                                  SCHEDULE "A"
                                  ------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS

In order to receive the entitlements referred to in the Article 7 of this Restated Agreement, the Executive shall execute the attached Release, fully releasing the Corporation from all further claims in relation to the Executive's employment or Employment Benefits and the termination thereof upon payment of the remuneration and benefits referred to in Article 7 of this Restated Agreement. The attached Release shall not, however, require that the Executive relinquish or release any rights to indemnity which the Executive may, as an officer or director of the Corporation or any of its Affiliates, Associates and Subsidiaries, have as against the Corporation or any of its Affiliates, Associates and Subsidiaries, for costs, charges and expenses reasonably incurred by the Executive in respect of any civil, criminal or administrative action or proceeding to which the Executive is made a party by reason of being or having been a director or officer of the Corporation or any of its Affiliates, Associates and Subsidiaries, where:

        (a) the Executive has acted honestly and in good faith with a view to the best interests of the Corporation or any of its Affiliates, Associates and Subsidiaries; and

        (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, the Executive had reasonable grounds for believing the Executive's conduct was lawful.

                                 FINAL RELEASE
                                 -------------


KNOW ALL MEN BY THESE PRESENTS that I, GARY NIEUWENBURG, of the City of Calgary, in the Province of Alberta, in consideration of the amounts provided in that certain Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements (the "Restated Agreement") dated as of the ______ day of ____________, 2008 between myself and NEXEN INC. and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do for myself, my executors and assigns hereby remise, release and forever discharge the Corporation, and any associated, affiliated, predecessor or parent corporation of the Corporation and their present and former directors, officers, agents and employees (the "Releasees"), including each of their respective successors, heirs, administrators and assigns, from all manner of actions, causes of action, debts, obligations, covenants, claims or demands, whatsoever which I may ever have had, now have, or can, shall or may hereafter have against the Releasees or any of them, by reason of or arising out of any cause, matter or thing whatsoever done, occurring or existing up to and including the present date and, in particular, without in any way restricting the generality of the foregoing, in respect of all claims of any nature whatsoever, past, present or future, directly or indirectly related to or arising out of or in connection with my relationship with the Releasees, as an employee, officer or director, and the termination of my employment from the Corporation including, but not limited to, any claims related to any entitlement I may have or may have had to any payment or claim either at common law or under the Employment Standards Code, Human Rights, Citizenship and Multiculturalism Act or any other applicable legislation governing or related to my employment with the Releasees.

AND FOR THE SAID CONSIDERATION, I, GARY NIEUWENBURG, represent and warrant that I have not assigned to any person, firm or corporation any of the actions, causes of action, claims, suits, executions or demands which I release by this Release, or with respect to which I agree not to make any claim or take any proceeding herein.

IT IS FURTHER ACKNOWLEDGED that the payment to me includes full compensation and consideration for the loss of my employment benefits, as provided by the Releasees, and that all of my employment benefits and privileges shall cease on the date of termination of my employment, except as otherwise expressly provided in the Restated Agreement. I further acknowledge that I have received all benefits due to me and have no further claim against the Releasees for such benefits. I further accept sole responsibility to replace such benefits which I wish to continue or to exercise conversion privileges where applicable with respect to such benefits and, in particular any life insurance and long-term disability benefits. In the event that I become disabled following termination of my employment, I covenant not to sue the Releasees for insurance or other benefits or loss of same and hereby release the Releasees from any and all further obligations or liabilities arising therefrom.

Notwithstanding anything contained herein, this Release shall not extend to or affect, or constitute a release of, my right to sue, claim against or recover from the Releasees and shall not constitute an agreement to refrain from bringing, taking or maintaining any action against the Releasees in respect of:

        (a) any corporate indemnity existing by statute, contract or pursuant to any of the constating documents of the Corporation provided in my favour in respect of my having acted at any time as a director, officer or both of the Corporation;

        (b) my entitlement to any insurance maintained for the benefit or protection of the directors and/or officers of the Corporation, including without limitation, directors' and officers' liability insurance; or

        (c) my entitlement to any amounts or compensation due to me under the terms of my employment pursuant to the Restated Agreement.

IT IS HEREBY AGREED that the terms of the Restated Agreement and of this Release will be kept confidential. No party hereto shall communicate any such terms to any third party under any circumstances whatsoever, excepting any necessary communication with my legal and financial advisors, as required, on the express condition that they maintain the confidentiality thereof, and any disclosure which is required by law, although either party shall be at liberty to disclose to third parties that a mutually acceptable Release was agreed upon. The invalidity and unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

I HEREBY DECLARE that I have read all of this Release, fully understand the terms of this Release and voluntarily accept the consideration stated herein as the sole consideration for this Release for the purpose of making a full and final settlement with the Releasees. I further acknowledge and confirm that I have been given an adequate period of time to obtain independent legal counsel regarding the meaning and the significance of the terms herein and the covenants mutually exchanged.

IT IS HEREBY AGREED THAT as a term of the termination of my employment from the Corporation, and in consideration of the amount noted above, I hereby resign as officer and director of the Corporation and its affiliates.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________ in the year _________.



--------------------------------
GARY NIEUWENBURG



--------------------------------
WITNESS (signature)



--------------------------------
WITNESS (print name)

                                 SCHEDULE "B-1"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS
          METHODOLOGY AND ASSUMPTIONS FOR DETERMINING SETTLEMENT VALUE


PURPOSE

In accordance with the terms of the Restated Agreement, the purpose of this Schedule "B-1" is to outline the calculation approach such that, after tax has been paid on a lump sum settlement value, the remaining balance is intended to be sufficient to provide after-tax monthly payments equivalent to the after-tax monthly payments the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement.


OVERVIEW FOR DEFINED BENEFIT PENSION

The following outlines the actuarial methods, assumptions and calculation process to be used in determining the lump sum settlement value of the defined benefit pension entitlements under the Executive Benefit Plan when settlement occurs in accordance with Section 10 of the Restated Agreement. Section 300 of the Income Tax Regulations establishes the procedure applicable in using an after-tax lump sum to purchase a prescribed annuity:

1. A prescribed annuity payment consists of two components: (a) the deemed capital element of the annuity payment on which no tax is payable, and (b) the deemed non-capital portion of the annuity payment which is taxed at the marginal rate.

2. The capital portion of each future annuity payment is considered to be a return of the original after-tax lump sum amount.

3. The non-capital portion of each annuity payment is assumed to be provided by the investment return on the original after-tax lump sum amount and has therefore not yet been taxed.

4. A constant percentage of each future payment is deemed to be a return of the original lump sum capital.

CALCULATION METHODOLOGY

1.   Equivalent after-tax payments:

a. Determine initial gross annual pension entitlement under the Executive Benefit Plan.

b. Determine after-tax annual pension entitlement under the Executive Benefit Plan based on Individual Tax Rate as defined in Schedule "B-1".

c. Determine the capital element based on the non-indexed present value of the pension payments divided by life expectancy.

d. Determine the monthly payment which provides an after-tax pension equal to the after-tax pension determined in 1.b. above in accordance with the prescribed annuity methodology.

2.   Present value of periodic payments from 1. above:

a. Determine the present value of the pension determined in 1.d. above using the assumptions described below in this Schedule "B-1". For greater certainty, the value of the post-retirement indexation is to be reflected in determining the present value of the accrued pension entitlement in respect of post-1992 service, and any accrued pension in respect of service granted during the Severance Period.

3.   Tax adjustment:

a. Gross-up the present value determined in 2.a. above to reflect the tax assumed to be required to be paid on the lump sum.

b. Gross-up the amount determined in 3.a. above to reflect the tax assumed to be required to be paid on investment earnings in respect of the lump sum payment during the deferral period prior to assumed pension commencement, if any.

4.   Equivalent present value after tax as the after-tax monthly payments:

a. The amount determined in 3.b. above shall be the lump sum settlement value of the Executive's pension entitlement.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month immediately preceding the date
                                           of calculation, rounded down to next
                                           lower 0.5.

--  after assumed pension commencement     Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month immediately preceding the date
                                           of calculation, rounded down to next
                                           lower 0.5,

                                           less
                                           assumed escalation of pensions after
                                           retirement.

Increase in Consumer Price Index:          Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month immediately preceding the date
                                           of calculation,

                                           less

                                           Yield  on  long-term  Government  of
                                           Canada   Real   Return    bonds   as
                                           published  in  the  Bank  of  Canada
                                           Review,  described in CANSIM  series
                                           V122553 (or a successor  series) for
                                           the last  trading  Wednesday  at the
                                           end   of   the   month   immediately
                                           preceding the date of calculation.

                                           The result of the difference is then
                                           rounded up to the next  highest 0.5%.

Escalation of Pensions After Retirement:   75%  of  CPI,   less   1%   (minimum
                                           increase  25% of CPI).  Applies only
                                           to  benefits   accrued  for  service
                                           after December 31, 1992.

Mortality:

--  for life expectancy                    1994 Uninsured  Pensioner  Mortality
                                           Table  with  mortality  improvements
                                           projected  to 15  years  beyond  the
                                           date of termination.

--  for present values

        o  prior to assumed pension        Nil.
           commencement


        o  after assumed pension           1994 Uninsured  Pensioner  Mortality
           commencement                    Table  with  mortality  improvements
                                           projected  15 years  beyond the date
                                           of termination.

Marital Status:                            Actual    status    at    date    of
                                           termination.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual marginal tax rate
                                           for    employee's     province    of
                                           employment    at   the    date    of
                                           termination.


OVERVIEW FOR DEFINED CONTRIBUTION BENEFIT

The Settlement Value for any defined contribution benefits shall be equal to the DC Supplemental Company Account the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement. The Settlement Value will not be adjusted for tax.


ASSUMPTIONS

Investment return:                         As the Settlement  Value is expected
                                           to be  payable  at  the  calculation
                                           date no investment return is assumed
                                           to  accrue  on the  DC  Supplemental
                                           Company  Account  as  defined in the
                                           Executive Benefit Plan.

                                 SCHEDULE "B-2"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS

METHODOLOGY AND ASSUMPTIONS FOR DETERMINING THE AMOUNT TO BE SECURED OR FUNDED IN ACCORDANCE WITH SECTION 10 BASED ON THE METHODOLOGY DESCRIBED IN SCHEDULE "B-1"


PURPOSE

The purpose of this Schedule "B-2" is to provide the actuarial methodology and assumptions for determining the amount to be secured or funded in accordance with Section 10 of the Restated Agreement.

METHODOLOGY

The settlement methodology is described in Schedule B-1.

The funding methodology applicable to the Executive Benefit Plan Obligations is based on the following:

1. Estimate the accrued pension and/or Supplemental Company Accounts payable from the Executive Benefit Plan as at the Valuation Date.

2. Assume that the assets of the plan are to be invested in long term Government of Canada bonds and subject to the 50% refundable tax applicable to retirement compensation arrangements.

3. DC Supplemental Company Accounts are assumed to be paid as a lump sum as at the Valuation Date with no adjustment for tax.

4.   Determine the present value of the amounts in 1 through 3 above.

5. Estimate the settlement value that could be paid in accordance with the methodology and assumptions described in Schedule B-1.

6. The funding amount in respect of the Executive Benefit Plan Obligations shall be the greater of the amount determined in accordance with 1 through 4 above and the amount in 5 above.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary  Date,  rounded  down to
                                           next lower 0.5.

--  after assumed pension commencement     Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary  Date,  rounded  down to
                                           next   lower  0.5  ,  less   assumed
                                           escalation    of   pensions    after
                                           retirement.

Increase in Consumer Price Index:          Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary Date,

                                           less

                                           Yield  on  long-term  Government  of
                                           Canada   Real   Return    bonds   as
                                           published  in  the  Bank  of  Canada
                                           Review,  described in CANSIM  series
                                           V122553 (or a successor  series) for
                                           the last  trading  Wednesday  at the
                                           end   of   the   month   immediately
                                           preceding the Anniversary Date.

                                           The result of the difference is then
                                           rounded up to the next highest 0.5%.

Escalation of Pensions After Retirement:   75%  of  CPI,   less   1%   (minimum
                                           increase  25% of CPI).  Applies only
                                           to  benefits   accrued  for  service
                                           after December 31, 1992.

Mortality:

-- for life expectancy                     1994 Uninsured  Pensioner  Mortality
                                           Table  with  mortality  improvements
                                           projected  to 15  years  beyond  the
                                           Calculation Date.

-- for present values

        o  prior to assumed pension        Nil.
           commencement

        o  after assumed pension           1994 Uninsured  Pensioner  Mortality
           commencement                    Table  with  mortality  improvements
                                           projected   15  years   beyond   the
                                           Calculation Date.

Marital Status:                            Actual status at the Anniversary.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual marginal tax rate
                                           for    employee's     province    of
                                           employment at the Anniversary Date

Bonus:                                     Target bonus % applied to the salary
                                           rate at the Valuation Date

Investment return:                         Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary  Date  rounded  down  to
                                           next lower 0.5%, and then divided by
                                           2

Assumed  investment  return on             As  published  in the Bank of Canada
DC Supplemental Company Account            Review,  described in CANSIM  series
as at the Valuation Date:                  V122544 (or a successor  series) for
                                           the last  trading  Wednesday  at the
                                           end   of   the   month   immediately
                                           preceding   the   Anniversary   Date
                                           rounded  up to  next  highest  0.5%,
                                           plus 3.0%

Decrements:                                None  assumed  prior to  Calculation
                                           Date

Eligibility for Pensions:                  100% vested

Pension Commencement Age:
--   eligible for subsidized early         Payable  at  the  completion  of the
     retirement on the Calculation Date    Severance  Period.  Payable  at  the
     (i.e., age 55 and 10 years of         Calculation  Date  for  purposes  of
     continuous service)                   determining   the  amount   required
                                           under Section  10.6(e).

--   not eligible for early retirement on  Deferred to age 60 or the end of the
     the Calculation Date                  Severance  Period if later.  Payable
                                           at   age   60   for    purposes   of
                                           determining   the  amount   required
                                           under Section 10.6(e).

Fluctuation reserve (1)                    15% of the pension obligations

Cost of borrowing to settle the            Yield  on one  month  Government  of
obligations:                               Canada  Treasury  Bills as published
                                           in  the  Bank  of   Canada   Review,
                                           described in CANSIM  series  V122529
                                           (or a successor series) for the last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary Date,  rounded up to the
                                           next higher 0.25%, plus 1.50%


================================================================================
NOTES:

(1) Referred to by Section 10.5(g), Section 10.6(e)(viii) and 10.6(e)(x). The 15% load is intended to provide a reserve for a potential decrease in the Interest Discount Rate in combination with potential increases in the Consumer Price Index for an aggregate change of 1.0%.

                                  SCHEDULE "C"
                                  ------------

          AMENDED AND RESTATED AGREEMENT RESPECTING CHANGE OF CONTROL
                    AND EXECUTIVE BENEFIT PLAN ENTITLEMENTS
                   ESTIMATED(1) ENTITLEMENT TO COMPENSATION
                PURSUANT TO ARTICLE 7 OF THE RESTATED AGREEMENT

--------------------------------------------------------------------------------
EMPLOYEE - GARY NIEUWENBURG
--------------------------------------------------------------------------------
Base Salary                                                            $844,000
--------------------------------------------------------------------------------
Bonus Target Value                                                     $379,800
--------------------------------------------------------------------------------
Benefits Uplift                                                        $109,720
--------------------------------------------------------------------------------
Car Allowance                                                           $38,400
--------------------------------------------------------------------------------
Savings Plan                                                            $50,640
--------------------------------------------------------------------------------
Financial Counselling Services                                          $10,500
--------------------------------------------------------------------------------
Security Monitoring Services                                             $2,400
--------------------------------------------------------------------------------
TOTAL VALUE                                                          $1,435,460
--------------------------------------------------------------------------------
ADDITIONAL LUMP SUM SETTLEMENT VALUE OF PENSION(2)                   $1,480,303
--------------------------------------------------------------------------------
TOTAL ESTIMATED ENTITLEMENT                                          $2,915,763
--------------------------------------------------------------------------------

In addition to the above, Section 7.1(d) of the Restated Agreement provides for Executive Outplacement counselling to be provided by a firm selected by the Executive, at a cost to the Corporation not to exceed $25,000.

IN ADDITION to the above pension entitlement under the Agreement, the Executive has the following pension entitlements under the Defined Benefit Registered Pension Plan and Executive Benefit Plan. As is the case with the figures shown above, these values are estimated values (as of April 1, 2008) and are for illustrative purposes only. Actual values will be calculated as of the date of the entitlement or payment in accordance with the Defined Benefit Registered Pension Plan and the Executive Benefit Plan, respectively, and therefore may be subject to change. Pension entitlements in respect of the Defined Contribution Registered Pension Plan and the Defined Contribution provision of the Executive Benefit Plan are not included in the pension amounts presented below.

o  Accrued Annual Defined Benefit Pension Entitlement
   (Registered Pension Plan)(3)                                          $7,583

o  Estimated Lump Sum Transfer Value of Registered Pension Plan(4)      $78,826

o  Estimated Lump Sum Value of Executive Benefit Plan(4)               $878,582


---------

(1) As stated in Section 7.1 of the Restated Agreement, the above calculations represent only the current estimated value (as of April 1, 2008) of the Executive's entitlement to compensation upon a Change of Control. Accordingly, the above calculations are for illustrative purposes only.

(2)  Calculated in accordance with Section 7.1(b) of the Restated Agreement.

     - Adjustment to EBP lump sum value to reflect settlement $702,533.

     - Additional settlement value of pension accrued during the severance period upon a change of control $777,770.

(3)  Deferred benefit payable from age 60.

(4) Based on the Standards of Practice for Determining Pension Commuted Values approved by the Canadian Institute of Actuaries using rates applicable for April 2008 terminations.

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS

This amended and restated agreement respecting change of control and executive benefit plan entitlements made as of the 4th day of September, 2008.


BETWEEN:

                   NEXEN INC., a corporation incorporated under the laws of Canada
                                  (hereinafter referred to as the "Corporation")

                            - and -

                   TIMOTHY THOMAS

                                  (hereinafter referred to as the "Executive")

RECITALS:

1. The Executive, as Senior Vice President, Canadian Oil and Gas of the Corporation, is considered by the Board to be an essential officer and employee of the Corporation, who is both integral to the operation and development of the Corporation, and has acquired outstanding skills, unique experience and possesses an extensive background in, and knowledge of, the Corporation's business, operations and the industry in which it is engaged.

2. In the event of a Change of Control, there is a possibility that the employment of the Executive would be terminated without just cause or adversely modified and the Executive has expressed concern in that regard to the Corporation.

3. The Board recognizes that it is essential and in the best interests of the Corporation and its shareholders that the Corporation retain the continued dedication of the Executive to the Executive's office and the Executive's employment during the uncertain period prior to, during and following a Change of Control.

4. The Board further believes that the past service of the Executive and the Executive's integral role in the development and operation of the Corporation requires that the Corporation ensure that in the event of a Change of Control the Executive is treated in a manner that is fair, reasonable, consistent with industry standards and in the best interests of the Corporation.

5. The Corporation and the Executive entered into a Change of Control Agreement on November 1, 2007 (the "Original Agreement") to agree on the terms and conditions which would govern the termination or modification of the employment of the Executive following a Change of Control.

6.       The  Original  Agreement  was amended by an Amending  Agreement  dated
         November 27, 2007 (the "Amending Agreement") which, among other matters, detailed the Corporation's security and funding obligations in respect of the Change of Control Obligations (as hereinafter defined), provided for the securitization and funding of the Executive Benefit Plan Obligations (as hereinafter defined) and provided for the cessation of the Executive's coverage under the Statement of Company Procedure Regarding the Securitization of Nexen Inc. Restated Executive Benefit Plan, as amended or replaced from time to time (the "Securitization Procedure").

7. The Corporation and the Executive wish to amend the Original Agreement and the Amending Agreement as herein provided and, in doing so, wish to restate those agreements as herein amended (the "Restated Agreement").

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Restated Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:


                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

1.1      In this Restated Agreement, the following terms shall mean as follows:

         (a) "ACTING JOINTLY OR IN CONCERT" for the purposes of this Restated Agreement, a Person is acting jointly or in concert with another Person if such Person has any agreement, arrangement or understanding (whether formal or informal and whether or not in writing) with such other Person for the purpose of acquiring, offering to acquire, or voting any Common Shares of the Corporation (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities by way of prospectus or private placement or pursuant to a pledge of securities in the ordinary course of business).

         (b) "ACTUARY" has the meaning referred to in Section 10.2 of this Restated Agreement.

         (c) "AFFILIATE" and "ASSOCIATE" have the meaning ascribed to such terms in National Instrument 45-106.

         (d) "ANNIVERSARY DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.

         (e) "ANNUAL BASE SALARY" means the annual base salary of the Executive payable by the Corporation at the end of the month immediately preceding the Date of Termination.

         (f) "ANNUAL TARGET BONUS" means the Executive's annual target bonus as determined by the Board to be in effect for the calendar year in which a Change of Control occurs.

         (g) "BANK" has the meaning referred to in Section 10.2 of this Restated Agreement.

         (h) "BENEFICIAL OWNER" for the purposes of this Restated Agreement, a Person shall be deemed to be the "BENEFICIAL OWNER" and to have "BENEFICIAL OWNERSHIP" of and to "BENEFICIALLY OWN":

               (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

               (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has a right to acquire
                      (i) upon the exercise of any  Convertible  Securities  or
                      (ii) pursuant to any agreement, arrangement or understanding, whether such right is exercisable immediately within a period of sixty (60) days thereafter and whether or not on condition or the happening of any contingency, (other than (a) customary agreements with and between underwriters and banking group and selling group members with respect to the distribution to the public or pursuant to a private placement of securities, or (b) pursuant to a pledge of securities in the ordinary course of business); and

               (iii) any securities which are Beneficially Owned within the meaning of clauses (a) or (b) above by any other Person with which such Person is Acting Jointly or in Concert,

         provided, however, that a Person shall not be deemed the "Beneficial Owner" or to have "Beneficial Ownership" of or to "Beneficially Own" any security where such Person is the registered holder of securities as a result of carrying on the business of or acting as nominee for a securities depository.

         For purposes of this Restated Agreement, the percentage of Common Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

         100 x A/B

         Where:

                      A = the number of votes for the election of all directors generally attaching to the Common Shares Beneficially Owned by such Person; and

                      B = the number of votes for the election of all directors generally attaching to all outstanding Common Shares.

                For the purposes of the foregoing formula, where a Person Beneficially Owns unissued Common Shares which may be acquired pursuant to Convertible Securities, such Common Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Common Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Common Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

         (i) "BOARD" means the Board of Directors of the Corporation as constituted from time to time.

         (j) "CBCA" means the CANADA BUSINESS CORPORATIONS ACT, as amended from time to time, and any successor legislation thereto.

         (k) "CALCULATION DATE" has the meaning referred to in Section 10.5 of this Restated Agreement.

         (l)    "CHANGE OF CONTROL" means the occurrence of any of:

                (i) the purchase or acquisition of any Common Shares or Convertible Securities by a Beneficial Owner which results in the Beneficial Owner owning, or exercising control or direction over, Common Shares or Convertible Securities such that, assuming only the conversion of Convertible Securities Beneficially Owned or over which control or direction is exercised by the Beneficial Owner, the Beneficial Owner would own, or exercise control or direction over, Common Shares carrying the right to cast more than thirty-five percent (35%) of the votes attaching to all Common Shares; or

                (ii) the substantial completion of: (i) the liquidation, dissolution or winding-up of the Corporation; or (ii)
                       the sale, lease or other disposition of all or substantially all of the assets of the Corporation; or

                (iii) a situation in which individuals who were members of the Board immediately prior to:

                       (A) a meeting of the shareholders of the Corporation involving a contest for, or an item of business relating to, the election of directors; or

                       (B) an amalgamation, arrangement, merger or other consolidation or combination of the Corporation with another Person,

                       shall not constitute a majority of the Board following such election or transaction; or

                (iv) the completion of any transaction or the first of a series of transactions which would have the same or similar effect as any transaction or series of transactions referred to in paragraphs (i), (ii) or
                       (iii) above; or

                (v)    a  determination  by the Board that, for the purposes of
                       this  Restated  Agreement,   a  Change  of  Control  has
                       occurred or is imminent.

         (m) "CHANGE OF CONTROL OBLIGATIONS" means the Company's obligations to make the lump sum payments described in Section 7.1 of this Restated Agreement to the Executive.

         (n) A "CHANGE OF CONTROL OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

                (i) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement; or

                (ii) the Executive's employment is terminated in accordance with Section 5.1 or 6.1 of this Restated Agreement.

         (o)    "COMMON SHARES" means the common shares of the Corporation.

         (p)    "CONVERTIBLE SECURITIES" means:

                (i) any right (contractual or otherwise and regardless of whether such right constitutes a security) to acquire
                      Common Shares from the Corporation; or

                (ii) any security issued by the Corporation from time to time (other than the rights issued pursuant to a shareholders' rights protection plan, if any) carrying any exercise, conversion or exchange right, which is then exercisable or exercisable within a period of sixty (60) days from that time pursuant to which the holder thereof may acquire Common Shares or other securities which are convertible into or exercisable or exchangeable for Common Shares (in each case, whether such right is then exercisable or exercisable within a period of sixty (60) days from that time and whether or not on condition or the happening of any contingency).

         (q) "DATE OF TERMINATION" means the date upon which the Executive's employment is terminated pursuant to Section 4.1, 5.1 or 6.1 of this Restated Agreement. For greater clarity, the Date of Termination means the date upon which the Corporation provides the Executive with written, verbal or other notice that the Executive's employment has been or will be terminated pursuant to Section 4.1 or 5.1 of this Restated Agreement or the date upon which the Executive provides the Corporation with written notice terminating the Executive's employment pursuant to
                Section 4.1 or for Good Reason pursuant to Section 6.1.

         (r) "DISABILITY" means, where due to a physical or mental condition, the Executive is rendered totally and permanently unable to perform the Executive's duties for a consecutive period of two (2) years or more during which the Executive has been in receipt of long term disability insurance benefits from the insurance carrier normally utilized by the Corporation.

         (s) "DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

         (t) "EFFECTIVE DATE" means the date upon which a Change of Control occurs.

         (u) "EMPLOYMENT BENEFITS" means the employment benefits to which the Executive is entitled by virtue of any written, oral or implied agreement with the Corporation. For the purposes of this Restated Agreement, "Employment Benefits" shall include, but is not limited to, the following:

                (i) the Executive's entitlement to any dental or general medical care;

                (ii)   the   Executive's   entitlement  to  receive  long  term
                       disability benefits from the insurance carrier normally utilized by the Corporation;

                (iii) the Executive's entitlement to pension benefits under the terms of any pension plan with the Corporation;

                (iv) the Executive's entitlement to a monthly car allowance from the Corporation;

                (v) the Executive's entitlement to contributions by the Corporation to the Corporation's savings plan;

                (vi) the Executive's entitlement to receive from the Corporation financial counseling services, at a cost of $3,500.00 per year (or as the same may be increased from time to time by the Corporation); and

                (vii)  the   Executive's   entitlement   to  receive  from  the
                       Corporation   security   monitoring   services   at  the
                       Executive's personal residence.

         (v) "EXECUTIVE BENEFIT PLAN" has the meaning referred to in Section 7.1(b) of this Restated Agreement.

         (w) "EXECUTIVE BENEFIT PLAN OBLIGATIONS" means the Corporation's outstanding obligations under the Executive Benefit Plan to the Executive.

         (x) An "EXECUTIVE BENEFIT PLAN OBLIGATIONS - DESIGNATED EVENT" shall be deemed to have occurred if:

                (i)    a Change of Control occurs;

                (ii) the Corporation makes an assignment for the benefit of creditors or files a petition in bankruptcy or becomes insolvent or bankrupt;

                (iii)  a  receiver,   trustee  or  liquidator  of  or  for  the
                       Corporation is appointed and is not discharged within a period of sixty days;

                (iv) the net worth of the Corporation, described as shareholder equity in the consolidated financial statements of the Corporation as disclosed in the annual and quarterly consolidated financial statements of the Corporation, is less than $400 million;

                (v) the Corporation fails to arrange for the extension or replacement of a Letter of Credit in accordance with the terms of this Restated Agreement;

                (vi) the Executive has provided written notification to the Trustee and to the Corporation of the failure by the Corporation to pay any amount owed to or in respect of the Executive under the Executive Benefit Plan within thirty days of the due date specified in the Executive Benefit Plan (together with a statement of the amount due and owing) either to the person entitled thereto pursuant to the Executive Benefit Plan or to the Trust in accordance with the provisions of Section 10.6(h); or

                (vii) at any time the Board adopts a resolution to the effect that, for purposes of this Restated Agreement, an Executive Benefit Plan Obligations - Designated Event has occurred or is imminent.

         (y) "GOOD REASON" means any of the following, unless the Executive shall have given the Executive's express written consent thereto:

                (i) INCONSISTENT DUTIES. The assignment to the Executive of any duties inconsistent with the Executive's status as an executive officer of the Corporation or a material alteration in the nature or status of the Executive's responsibilities or duties or reporting relationship from those in effect immediately prior to a Change of Control;

                (ii) REDUCED SALARY. A reduction by the Corporation in the Executive's Annual Base Salary in effect on the Effective Date or as the same may be increased thereafter from time to time or the failure by the Corporation to grant the Executive salary increases at a rate commensurate with the increases accorded to other executives of the Corporation;

                (iii) RELOCATION. The Corporation requiring the Executive to be based anywhere other than where the Executive is based at the time a Change of Control occurs, except for required travel on the Corporation's business to an extent substantially consistent with the Executive's business travel obligations in the ordinary course of business immediately prior to a Change of Control;

                (iv) INCENTIVE COMPENSATION PLANS. The failure by the Corporation to continue in effect any incentive compensation plan in which the Executive participates, including, but not limited to, the Incentive Compensation Plan or the Stock Option Plan or any other similar plans adopted prior to a Change of Control, unless the Executive is eligible to participate in, and is entitled to the opportunity to receive a comparable level of benefits under, an ongoing, substitute or alternative plan (it being understood that the manner or method of payment and the form of consideration need not be the same as existed in the original plans); or the failure by the Corporation to continue the Executive's participation therein on at least as favourable a basis, both in terms of the amount of benefits available to the Executive and the level of the Executive's participation relative to other participants, as existed at the time a Change of Control occurs;

                (v) EMPLOYMENT BENEFITS AND PERQUISITES. The failure by the Corporation to continue to provide the Executive with Employment Benefits at least as favourable as those enjoyed by the Executive immediately prior to a Change of Control, including any pension plan, benefit plan or any retirement arrangement established for the Executive, or any of the Corporation's life insurance, medical, health and accident, disability or savings plans in which the Executive was participating at the time a Change of Control occurs; the taking of any action by the Corporation that would directly or indirectly materially reduce any such benefits or deprive the Executive of any material perquisite enjoyed by the Executive at the time a Change of Control occurs, including, without limitation and to the extent applicable, the use of a car, aircraft, secretarial services, office space, telephones, computer facilities, expense reimbursement, financial counselling, and professional fees and club dues reimbursement; or the failure by the Corporation to provide the Executive with the number of paid vacation days to which the Executive is entitled in accordance with the Corporation's normal vacation practice in effect at the time a Change of Control occurs;

                (vi) NO ASSUMPTION BY SUCCESSOR. The failure of the Corporation to obtain a satisfactory agreement from a successor to assume and agree to perform this Restated Agreement. Alternatively, if the business or undertaking in connection with which the Executive's services are principally performed is sold at any time after a Change of Control occurs, and the Executive's employment is transferred as a result, the failure or refusal of the purchaser of such business or undertaking to provide the Executive with the same or a comparable position, duties, compensation and benefits, as described in paragraphs (iv) and (v) above, as provided to the

                       Executive by the Corporation immediately prior to a Change of Control;

                (vii) DISPOSITION OF "ALL OR SUBSTANTIALLY ALL". The disposition by the Corporation of all or substantially all of the assets of the Corporation, as contemplated herein, notwithstanding that the Executive's services were or were not principally performed for such business.

         (z) "HEARING" has the meaning referred to in Section 11.7 of this Restated Agreement.

         (aa) "HEARING DATE" has the meaning referred to in Section 11.7 of this Restated Agreement.

         (bb) "INCENTIVE COMPENSATION PLAN" means any bonus or incentive compensation plan of the Corporation in which the Executive is entitled to receive benefits in the month immediately preceding a Change of Control.

         (cc)   "JUST CAUSE" means:

                (i) the failure by the Executive to substantially perform the Executive's duties according to the terms of the Executive's employment in existence immediately prior to a Change of Control after the Corporation has given the Executive reasonable notice of such failure and a reasonable opportunity to correct it; or

                (ii) where the Executive engages in any criminal act or dishonesty resulting or intended to result, directly or indirectly, in the personal gain of the Executive at the Corporation's expense.

         (dd) "LETTER OF CREDIT" has the meaning referred to in Section 10.2 of this Restated Agreement.

         (ee) "MONTHLY BASE SALARY" means the monthly salary payable to the Executive by the Corporation in effect at the end of the month immediately preceding the Effective Date.

         (ff) "NOTICE OF DISPUTE" has the meaning referred to in Section 11.1 of this Restated Agreement.

         (gg)   "OBLIGATIONS"  means,  collectively,   the  Change  of  Control
                Obligations and the Executive Benefit Plan Obligations.

         (hh) "PARTIES" means the Corporation, and its successors and permitted assigns, and the Executive and the Executive's heirs, executors and administrators and "PARTY" means either one of them.

         (ii) "PERSON" includes an individual, partnership, association, body corporate, trustee, executor, administrator, legal representative and any national, provincial, state or municipal government or any agency thereof.

         (jj) "REFUNDABLE TAX ACCOUNT" means the refundable tax account maintained in respect of the Trust by the Canada Revenue Agency.

         (kk)   "REGISTERED  PENSION  PLAN"  has  the  meaning  referred  to in
                Section 7.1(b) of this Restated Agreement.

         (ll) "RESTATED AGREEMENT" means this amended and restated agreement respecting change of control and executive benefit plan entitlements as it may be amended, restated or supplemented from time to time, and the expressions "hereof", "herein", "hereto", "hereunder", "hereby", and similar expressions refer to this Restated Agreement and, unless otherwise indicated, refer to Articles or Sections in this Restated Agreement only.

         (mm) "SECURITIZATION PROCEDURE" has the meaning referred to in the recitals of this Restated Agreement.

         (nn) "SEVERANCE PERIOD" means the twenty-four (24) month period immediately following the Date of Termination.

         (oo) "STOCK OPTION PLAN" means any stock option plan or plans of the Corporation pursuant to which the Executive is granted options by the Corporation to acquire Common Shares.

         (pp)   "SUBSIDIARY" has the meaning ascribed to it in the CBCA.

         (qq) "TAX ACT" means the Income Tax Act (Canada) and the Regulations thereunder, both as amended from time to time.

         (rr) "TERM" has the meaning referred to in Section 3.1 of this Restated Agreement.

         (ss) "TRUST" has the meaning referred to in Section 10.1 of this Restated Agreement.

         (tt) "TRUST AGREEMENT" has the meaning referred to in Section 10.1 of this Restated Agreement.

         (uu) "TRUSTEE" means CIBC Mellon Trust Company or such other trust company duly incorporated under the laws of Canada or any province thereof whom the Company may designate as the trustee in connection with the security and funding of the Obligations.

         (vv) "VALUATION DATE" has the meaning referred to in Section 10.3 of this Restated Agreement.

                                   ARTICLE 2
                          SCOPE OF RESTATED AGREEMENT
                          ---------------------------

2.1 The Parties intend that this Restated Agreement sets out (a) their respective rights and obligations upon the occurrence of a Change of Control and in connection with the securitization and funding of the Change of Control Obligations; and (b) their respective rights and obligations regarding the securitization and funding of the Executive Benefit Plan Obligations. This Restated Agreement does not provide for any other terms of the Executive's employment with the Corporation, except as expressly provided for herein.

2.2 The Parties hereby confirm that except as otherwise expressly stated in this Restated Agreement, insofar as the securitization and funding of the Executive Benefit Plan Obligations is concerned, the terms of this Restated Agreement shall govern and the terms of the Securitization Procedure shall not be applicable.

2.3 This Restated Agreement shall automatically terminate upon the death of the Executive or where due to the Disability of the Executive, the Executive is materially incapacitated from performing the Executive's duties. In the event of the death or Disability of the Executive, the Executive (or the Executive's estate) shall be entitled to receive from the Corporation all unpaid Annual Base Salary, Employment Benefits, unpaid business expenses and vacation entitlement accrued to the date of the death or Disability of the Executive. The Executive (or the Executive's estate) shall also be entitled to receive any and all death or Disability benefits in a manner consistent with, and at least equal in amount to, those provided by the Corporation to senior executives (or their estate) under such plans, programs and policies in effect at the date of Disability or death of the Executive, and the Corporation shall have no further obligations to the Executive or the Executive's estate under this Restated Agreement. Any entitlements of the Executive (or the Executive's estate) under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.3 shall then commence to be covered under the Securitization Procedure.

2.4 If the Executive's employment is terminated by either Party, for any reason, prior to a Change of Control in any manner, other than expressly provided for in this Restated Agreement, this Restated Agreement shall automatically terminate and the Corporation shall have no further obligations to the Executive hereunder. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 2.4 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 3
                           TERM OF RESTATED AGREEMENT
                           --------------------------

3.1 Subject to termination of this Restated Agreement prior to a Change of Control, this Restated Agreement shall remain in effect for a period concluding twelve (12) months following the Effective Date (the
         "Term"), at which time this Restated Agreement shall terminate; provided however that the payment of compensation and benefits to the

         Executive under this Restated Agreement shall continue beyond the end of the Term in accordance with the applicable provisions of this Restated Agreement. Any remaining entitlements of the Executive under the Executive Benefit Plan which remain following the termination of this Restated Agreement pursuant to this Section 3.1 shall then commence to be covered under the Securitization Procedure.


                                   ARTICLE 4
            TERMINATION FOR JUST CAUSE OR FOR OTHER THAN GOOD REASON
            --------------------------------------------------------

4.1 If the Executive's employment is terminated for Just Cause, or is terminated by the Executive, other than for Good Reason, following a Change of Control, the Corporation shall pay to the Executive, if not already paid, the fraction of the unpaid Annual Base Salary accrued during the then current fiscal year of the Corporation, all accrued Employment Benefits, all unpaid reasonable business expenses and all unpaid vacation pay accrued up to and including the Date of Termination, and thereafter, the Corporation shall have no further obligations to the Executive under this Restated Agreement.

4.2 Nothing in this Restated Agreement shall serve to derogate from the vested rights of the Executive to pension benefits, Stock Option Plans or any other Employment Benefits to which the Executive is entitled up to the Date of Termination.


                                   ARTICLE 5
                           TERMINATION BY CORPORATION
                           --------------------------

5.1 If the Executive's employment is terminated by the Corporation within the twelve (12) month period following the Effective Date, for reason other than Just Cause, death or Disability, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.


                                   ARTICLE 6
                          TERMINATION FOR GOOD REASON
                          ---------------------------

6.1 In the event of a Change of Control, the Executive may, within the twelve (12) month period following the Effective Date and upon providing the Corporation with ten (10) days written notice, terminate the Executive's employment with the Corporation for Good Reason. Upon being provided with such notice, the Corporation shall pay to the Executive the remuneration referred to in Article 7 of this Restated Agreement.

                                   ARTICLE 7
                         COMPENSATION UPON TERMINATION

7.1      If the Executive's employment is terminated in accordance with Section
         5.1 or 6.1 of this Restated Agreement:

         (a)    the Corporation  shall  forthwith,  but in any event within ten
                (10) days from receipt by the Corporation of a Release executed by the Executive substantially in the form of Schedule "A", pay to the Executive:

                (i) if not previously paid, that portion of the Executive's accrued but unpaid Monthly Base Salary, any accrued but unpaid bonus to which the Executive is entitled for the preceding calendar year under any Incentive Compensation Plan, all unpaid reasonable business expenses and all accrued but unused vacation pay earned or payable to the Executive by the Corporation for the period from the beginning of the Corporation's then current fiscal year, up to and including the Date of Termination;

                (ii) a lump sum cash payment equal to the Executive's Monthly Base Salary and one-twelfth (1/12) of the Executive's Annual Target Bonus for each month of the Severance Period;

                (iii) a lump sum payment equal to thirteen percent (13%) of the Executive's Annual Base Salary for the Severance Period representing the value of the group health and welfare benefits for the Severance Period;

                (iv) a lump sum payment representing the value of the Executive's monthly car allowance for the Severance Period;

                (v) a lump sum payment representing the value of the Corporation's contributions to the Corporation's savings plan (at a rate of six percent (6%) of the Executive's Annual Base Salary) for the Severance Period;

                (vi) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation financial counseling services for the Severance Period; and

                (vii) a lump sum payment representing the value of the Executive's entitlement to receive from the Corporation security monitoring services at the Executive's personal residence for the Severance Period;

         (b) with respect to the Executive's entitlement to pension benefits under the Pension Plan for Employees of Nexen Inc. (Defined Benefit Option) (the "Registered Pension Plan"), if any, and the Executive's related entitlement under the Nexen Inc. Restated Executive Benefit Plan (the "Executive Benefit Plan"), if any:

                (i) the Corporation shall recognize the Severance Period for purposes of determining the Executive's entitlement;

                (ii) for calculation purposes, the Executive's entitlement is the benefit which would have been determined assuming that the Executive had been employed throughout the Severance Period, including recognition of:

                       (A) additional service that would have been credited for the Severance Period;

                       (B) monthly salary equal to the Executive's Monthly Base Salary throughout the Severance Period;

                       (C) pensionable bonus for the year of the Date of Termination, and for each subsequent year or portion thereof during the Severance Period, determined at the Annual Target Bonus level. Average bonus will be determined over the three years to the end of the Severance Period, including any partial calendar years; and

                       (D) if the Executive would have been eligible for retirement at the end of the Severance Period, the Executive shall be deemed to retire, and the pension to commence, upon completion of the Severance Period. In such case, the Executive's attained age at the end of the Severance Period will be recognized for purposes of calculating the early retirement reduction factor, if applicable; and

                (iii) the pension entitlements described in this Section 7.1(b) shall, to the extent legally permissible, be provided through the Registered Pension Plan. To the extent that it is not legally permissible to provide such pension entitlements through the Registered Pension Plan, the Corporation shall pay to the Executive a lump sum payment representing the settlement value of the additional Executive Benefit Plan benefit determined in accordance with the assumptions set forth in Schedule "B-1";

               (iv) any entitlements of the Executive under the Executive Benefit Plan which have previously been funded in accordance with Article 10 but not previously settled in accordance with Article 10 shall be settled by the Corporation in accordance with the assumptions set forth in Schedule "B-1";

         (c) the Corporation shall provide the Executive with executive outplacement counselling to be provided by a firm to be selected by the Executive, at a cost to the Corporation not to exceed $25,000.00;

         (d) all of the Executive's outstanding unexercisable stock options under any Stock Option Plan shall become exercisable; and

         (e) where the Executive has been relocated, at the request of the Corporation, within the two (2) year period immediately prior to the Effective Date, if so requested by the Executive, the Corporation shall relocate the Executive back to the Executive's prior location.

7.2 The estimated value as of April 1, 2008 of Sections 7.l(a)(ii) to 7.1(c) are set out in Schedule "C". Schedule "C" provides estimated values only and actual values shall be calculated in accordance with this Restated Agreement at the time of entitlement or payment under this Restated Agreement.

7.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the remuneration and benefits payable under this Article 7 shall not be reduced if the Executive obtains alternative employment.

7.4 Unless expressly provided otherwise in this Restated Agreement, all payments to be made to the Executive under this Article 7 shall be subject to required statutory deductions at source by the Corporation.


                                   ARTICLE 8
                            CONFIDENTIAL INFORMATION
                            ------------------------

8.1 If the Executive's employment is terminated in any manner whatsoever due to or following a Change of Control, the Executive agrees to keep confidential all information of a confidential or proprietary nature concerning the Corporation, its Affiliates, Associates and Subsidiaries and their respective operations, opportunities, areas of present, past or future interests, assets, finances, technology, intellectual property, business and affairs, and further agrees not to use such information, data or technology for personal advantage, provided that nothing herein shall prevent the disclosure of information which is publicly available or which is required to be disclosed by the Executive under appropriate statute, rules of law or legal process.


                                   ARTICLE 9
              RIGHTS AND OBLIGATIONS OF EXECUTIVE UPON TERMINATION
              ----------------------------------------------------

9.1 Subject to Section 8.1 of this Restated Agreement, the Executive shall not be prohibited in any manner whatsoever from obtaining alternative employment with or otherwise forming or participating in a business competitive to the business of the Corporation after the termination of the Executive's employment with the Corporation.

9.2 Upon the termination of the Executive's employment for any reason, the Executive shall tender the Executive's resignation from any position the Executive may hold as an officer or director of the Corporation or any of its Affiliates, Associates or Subsidiaries.

9.3 If the Executive's employment is terminated in the circumstances described in Section 5.1 or 6.1 of this Restated Agreement, the Corporation shall continue to purchase and maintain, to the extent available in the marketplace at reasonable cost to the Corporation, on behalf of the Executive, director and officer liability insurance for the applicable limitation period following the date upon which the Executive ceases to serve as a director or officer of the Corporation, and the Executive's existing agreement to receive indemnity from the Corporation for acts taken by the Executive in the Executive's capacity as an officer of the Corporation shall remain in effect.

9.4 Upon termination of the Executive's employment pursuant to Section 5.1 or 6.1 of this Restated Agreement, the Corporation shall reimburse the Executive for ongoing legal fees and disbursements which the Executive may reasonably incur in connection with this Restated Agreement (but this Restated Agreement only), including any litigation concerning the validity or enforceability of, or liability under, any provision of this Restated Agreement or any action by the Executive. The Corporation shall pay such fees and reimbursements to the Executive promptly as such fees and disbursements become due.


                                  ARTICLE 10
                      SECURITIZATION AND FUNDING PROCEDURE
                      ------------------------------------

10.1 The Corporation has established and maintains a trust for the benefit of the Executive and persons claiming through him (the "Trust") pursuant to the terms and conditions of a trust agreement (the "Trust Agreement") between the Corporation and the Trustee. The Trust shall be funded in accordance with the provisions of this Restated Agreement and the Trust Agreement.

10.2 To provide security against a failure by the Corporation to either fund or settle the Obligations in accordance with the terms of this
         Article 10, the Trust Agreement provides for the funding of the Trust with the proceeds of an irrevocable letter of credit which satisfies the requirements of this Restated Agreement (a "Letter of Credit") in the event that the Corporation does not provide funding or effect settlement when required to do so hereunder and in accordance with the terms hereof. The Corporation confirms that the Letter of Credit currently held by the Trustee has been issued by a major Canadian chartered bank (the "Bank") in an amount calculated by the Corporation's consulting actuary (who at all times shall be a Fellow of the Canadian Institute of Actuaries) (the "Actuary") in accordance with the provisions of Section 10.5 of this Restated Agreement.

10.3 On each February 1st (the "Anniversary Date"), the Corporation shall request a report from the Actuary as to the amount calculated, as at the next succeeding April 1st (the "Valuation Date"), in accordance with the provisions of Section 10.5 of this Restated Agreement. The Corporation shall provide the Actuary with the data it requires to prepare such report. Upon completion of each such report, the Corporation shall arrange for the Actuary to provide a summary of same to the Trustee.

         Prior to the funding and/or settlement of all of the Obligations in accordance with the terms of this Restated Agreement, the Corporation shall, within forty-five days after the applicable Anniversary Date and in accordance with the terms of the report received from the
         Actuary:

         (a)    either:

                (i) arrange for a Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. The replacement Letter of Credit shall be:

                       (A) substantially in the form of the Letter of Credit then held by the Trustee;

                       (B) in an amount calculated by the Actuary as at the applicable Valuation Date in accordance with the provisions of Section 10.5 of this Restated Agreement; and

                       (C)   for a term  which  commences  on the  date  of its
                             issuance  and  expires  one  year   following  the
                             applicable Valuation Date; or

                (ii)   confirm to the  Trustee  in  writing  that the Letter of
                       Credit then held by the Trustee will be extended automatically for a further one-year term. The confirmation to the Trustee shall include evidence from the Bank as to any amendment to the applicable Letter of Credit, any such amendment to be consistent with the report prepared by the Actuary as at the applicable Valuation Date; and

         (b) contribute to the Trust an amount equal to twice the fee charged by the Bank in connection with the Letter of Credit extension or replacement, as applicable. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in consideration for the Letter of Credit extension or replacement, as applicable.

         When a replacement Letter of Credit has been provided in accordance with the terms of this Section 10.3, an existing Letter of Credit shall be surrendered and cancelled.

10.4 If, during the term of a Letter of Credit issued pursuant to this Restated Agreement, the Corporation, acting reasonably, concludes that there has been a significant change in the Obligations since the date of the last report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement, the Corporation shall request a report from the Actuary as to the then current value of the Obligations, calculated in accordance with the provisions of Section 10.5 of this Restated Agreement. Upon receipt of the report, the Corporation shall provide a summary of same to the Trustee and arrange, together with the Trustee, for any required increase or decrease in the amount of the Letter of Credit for the balance of the term of such Letter of Credit. In the event that a replacement Letter of Credit is to be issued in the circumstances described in this Section 10.4, the Corporation and the Trustee shall arrange for such replacement Letter of Credit to be provided by the Bank to the Trustee to replace the Letter of Credit then held by the Trustee. Upon receipt of a replacement Letter of Credit pursuant to this Section 10.4, the Trustee shall surrender for cancellation the Letter of Credit then held by it pursuant to this Restated Agreement and the Trust Agreement.

         In the event that all or any portion of the fee referred to in Section
         10.3 of this Restated Agreement, is refunded by the Bank as a result of a decrease in the amount of a Letter of Credit pursuant to this

         Section 10.4, such amount (together with any resulting refundable Tax) shall be received by the Trustee for deposit to the Trust. Upon receipt of an Authorized Instruction (as defined in the Trust Agreement), the Trustee shall pay and transfer such amounts (less any applicable tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Corporation for its sole and exclusive use and benefit.

         In the event that an additional fee is required to be paid to the Bank as a result of an increase in the amount of a Letter of Credit pursuant to this Section 10.4, the Corporation shall contribute to the Trust an amount equal to twice the additional fee. The Corporation shall withhold one-half of such amount and shall remit the said one-half of such amount to the Canada Revenue Agency on account of the tax which is exigible pursuant to the Tax Act in connection with such contribution to the Trust. The Trustee shall remit the remaining one-half of such amount to the Bank in payment of its additional fee.

10.5     A Letter of Credit issued pursuant to this Restated Agreement shall:

                (i)    be an irrevocable standby letter of credit;

                (ii) obligate the Bank to satisfy demand for payment made by the Trustee in accordance with the terms of this Restated Agreement and the Trust Agreement;

                (iii)  permit partial drawings; and

                (iv) provide that the Bank must notify the Trustee on or before thirty days prior to the expiry of a Letter of Credit of any notice of non-extension provided by the Bank to the Corporation.

         The amount of a Letter of Credit pursuant to this Restated Agreement shall be calculated by the Actuary in accordance with the following subparagraphs of this Section 10.5.

         (a) Assuming the lump sum payments referred to in Section 7.1(a) of this Restated Agreement are equal to the amount thereof provided by the Corporation.

         (b) Assuming the service of the Executive will terminate, in accordance with Section 5.1 or 6.1 of this Restated Agreement, on the next succeeding March 31st after the Valuation Date (the "Calculation Date").

         (c) Using the Executive's demographic data, including base salary, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

         (d) Using the Yearly Maximum Pensionable Earnings (Y.M.P.E.) used to determine the amount of the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

         (e)    Assuming all Obligations are included.

         (f)    Using  the  actuarial  methods,   assumptions  and  calculation
                methodology described in Schedule "B-2.

         (g) Applying a load of 15% to the amount determined in accordance with subparagraphs (b) through (f) of this Section 10.5 to provide for fluctuations in the Interest Discount Rate, Consumer Price Index and other plan experience during the term of the Letter of Credit, as described in Schedule "B-2".

         (h) Applying a load to one-half of the amount determined in accordance with subparagraphs (a) through (g) of this Section
                10.5 to provide for the cost associated with the borrowings described in subparagraph (k) of this Section 10.5, as described in Schedule "B-2".

         (i)    Including  a  settlement  expense to the amount  determined  in subparagraph (h), with the aggregate settlement expense allowance for all obligations secured equal to $250,000, or where the Valuation Date is after December 31, 2008, the aggregate settlement expense allowance will be increased at the rate equal to the increase in the Consumer Price Index, as described in Schedule "B-2", plus 1% for each year after 2008.

         (j) Assuming the Obligations will be promptly settled with the Executive upon occurrence of a Designated Event described in
                Section 1.1(n)(ii).

         (k) Assuming a loan will be secured to permit settlement of the Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2". The cost associated with the borrowings shall be assumed to be paid from the Trust.

         (l) The liabilities calculated in accordance with subparagraphs (a) through (k) above shall be offset by:

                (i)    the Refundable Tax Account, if any; and

                (ii)   the assets contained in the Trust, if any.

10.6     (a)    If an Executive  Benefit Plan  Obligations  - Designated  Event
                shall occur,  the Corporation  shall be required to immediately fund the Executive  Benefit Plan Obligations in accordance with the most recent  report  prepared  by the  Actuary  pursuant to
                Section 10.3 of this Restated  Agreement.  Notwithstanding  the
                foregoing,   if  an  Executive   Benefit  Plan   Obligations  -
                Designated Event described in Section 1.1(x)(i) and a Change of Control Obligations - Designated Event described in Section
                1.1(n)(ii) shall occur simultaneously, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in accordance with the provisions of Schedule "B-1".

         (b)    If:

                (i) the employment of the Executive is terminated by the Corporation for any reason other than as a result of the death, disability or retirement of such Executive; and

                (ii)   such  Executive  files  with the  Corporation  a written
                       request  that  it  fund  the   Executive   Benefit  Plan
                       Obligations,

                  the Corporation shall be required to immediately fund the Executive Benefit Plan Obligations in accordance with the most recent report prepared by the Actuary pursuant to
                  Section 10.3 of this Restated Agreement.

         (c)    Upon the earlier of:

                (i) learning of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(v) or (vi) of this Restated Agreement; or

                (ii) receipt of a written notice of the occurrence of an Executive Benefit Plan Obligations - Designated Event described in any of the other subparagraphs of Section 1.1(x) of this Restated Agreement, which notice has been signed by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the
                       General Counsel of the Corporation and which notice must, in the case of an Executive Benefit Plan Obligations - Designated Event described in Section 1.1(x)(i) of this Restated Agreement, indicate which subparagraph of the definition of "Change of Control" is applicable, the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

                  Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Executive Benefit Plan Obligations in accordance with the terms of this
                  Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

                  Notwithstanding the foregoing, in the event an Executive Benefit Plan Obligations - Designated Event described in
                  Section 1.1(x)(v) or (vi) of this Restated Agreement has triggered the operation of this Section 10.6 and the failure which gave rise to the occurrence of such Executive Benefit Plan Obligations - Designated Event has been remedied prior to the expiration of the notice period provided for in this
                  Section 10.6(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Executive Benefit Plan Obligations - Designated Event had not occurred.

         (d) Upon receipt of a written notice of the occurrence of the events described in both subparagraphs (i) and (ii) of Section 10.6(b) of this Restated Agreement (which notice has been signed by the Executive and sworn before a notary public), the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Executive Benefit Plan Obligations unless it receives satisfactory proof within nine days of the date of such notice that the Corporation has funded the Executive Benefit Plan Obligations itself in accordance with the terms of this Restated Agreement.

                  Unless the Corporation advises the Trustee in writing that it has funded the Executive Benefit Plan Obligations in accordance with the terms hereof and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw upon that portion of the Letter of Credit which is referable to the Executive Benefit Plan Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

         (e) For purposes of determining the required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.6, the Trustee shall refer to the most recent report prepared by the Actuary for purposes of this Restated Agreement and, in particular, to the portion of the report dealing with the Executive Benefit Plan Obligations. In preparing the portion of its report respecting Executive
                Benefit Plan Obligations, the Actuary shall adhere to the following:

                (i) Assuming that the Executive, if then in active employment, will remain in active employment with the Corporation as an officer until the Calculation Date and that the Executive's employment with the Corporation will terminate on the Calculation Date.

                (ii) Using the Executive's demographic data, including base salary, actual bonus history, target bonus and current marital status as of the Valuation Date, provided by the Corporation.

                (iii) Using the Canada Pension Plan Benefit and Tax Act maximum defined benefit pension dollar limit as at the Valuation Date.

                (iv) Assuming the Executive's target bonus percentage remains at the level specified by the Corporation pursuant to subparagraph (ii) above.

                (v) Assuming only Executive Benefit Plan Obligations are included.

                (vi) Assuming the payments under the Executive Benefit Plan would be made from the Trust.

                (vii) Using the actuarial methods, assumptions and calculation methodology described in Schedule "B-2.

                (viii) Applying  loads as  described  in Schedule  "B-2" to the amount determined in accordance with the preceding subparagraphs of this Section 10.6(e) to provide for future contingencies and expenses of the Trust.

                (ix) Calculating the estimated amount required to settle the Executive Benefit Plan Obligations based on the actuarial methods, assumptions and calculation methodology described in Schedule "B-2", increased by the loads described in the following subparagraph.

                (x) Applying loads as described in Schedule "B-2" to the amount determined in accordance with subparagraph (ix) to provide for:

                       (A) fluctuations in the Interest Discount Rate and Consumer Price Index during the term of the Letter of Credit; and

                       (B) the cost associated with the loan to be secured as allowed under the Trust Agreement to permit settlement of the Executive Benefit Plan Obligations prior to receipt of the Refundable Tax Account from the Canada Revenue Agency. The assumed interest rate payable on the loan shall be as described in Schedule "B-2" and shall be applied to one-half of the amount in subparagraph
                             (ix). The cost associated with the borrowings shall be assumed to be paid from the Trust.

                (xi)   Taking the larger amount for the Executive of:

                       (A)   the   amount   determined   in   accordance   with
                             subparagraphs (i) through (viii), and

                       (B)   the   amount   determined   in   accordance   with
                             subparagraphs (ix) and (x).

                (xii)  The amount  determined in accordance  with  subparagraph
                       (xi) above shall be offset by:

                       (A)   the Refundable Tax Account, if any;

                       (B)   the assets contained in the Trust, if any.

        (f) In the event that the Executive Benefit Plan Obligations have been funded in accordance with the terms hereof as a result of:

                (i) the Corporation making an assignment for the benefit of creditors or filing a petition in bankruptcy or becoming insolvent or bankrupt;

                (ii)   a  receiver,   trustee  or  liquidator  of  or  for  the
                       Corporation being appointed and not being discharged within a period of sixty days;

                (iii)  a voluntary  dissolution or wind-up of the  Corporation;
                       or

                (iv) a sale or disposition of all or substantially all of the assets of the Corporation,

                  and the Executive Benefit Plan has been terminated in connection therewith, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust. For this purpose, the benefit entitlements of each Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

                  Any assets of the Trust remaining after full  satisfaction of
                  (i) the Executive Benefit Plan Obligations pursuant to the preceding paragraph and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

         (g) In the event the Executive Benefit Plan shall be terminated at any time either in whole or in part in relation to the

                Executive subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms hereof, then, provided Section 10.6(f) of this Restated Agreement is not otherwise applicable, the Executive Benefit Plan Obligations shall be promptly settled by the Trustee with the Executive by way of a lump sum payment from the Trust.

                  For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan and the amount of the lump sum payment shall be determined by the Actuary using the assumptions set forth in Schedule "B-1". Notice of the termination of the Executive Benefit Plan shall be provided to the Trustee by the Corporation, failing which by two executives of the Corporation, one of whom must be either the Chief Financial Officer or the General Counsel of the Corporation.

                  Any assets of the Trust remaining after full  satisfaction of
                  (i) the Executive Benefit Plan Obligations and (ii) any further obligations pursuant to the terms of the Trust Agreement, shall be returned to the Corporation.

         (h)    In the event:

                (i) of a dispute as to whether a payment to or in respect of the Executive is properly due and payable pursuant to the Executive Benefit Plan; and

                (ii) such dispute cannot be resolved by the parties thereto within the time frame specified in Section 1.1(x)(vi) of this Restated Agreement,

                  the amount in dispute shall be remitted to the Trustee for deposit to the Trust. Upon final settlement of the dispute, the amount so deposited (together with any earnings, profits and increments thereon and after deduction of any authorized payments allocable thereto, both as determined in accordance with the terms of the Trust Agreement), less any applicable withholding tax which will be remitted as required by the Tax Act, shall be paid to that party to the dispute which is found to be entitled thereto. Prior to such amount being paid out of the Trust in accordance with the terms hereof, the Corporation shall instruct the Actuary to take such amount into account when preparing its report for purposes of this Restated Agreement.

         (i) In the event that a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur subsequent to the funding of the Executive Benefit Plan Obligations in accordance with the terms of this Restated Agreement, the Corporation shall be required to settle the Executive Benefit Plan Obligations forthwith in an amount determined by the Actuary in accordance with the provisions of Schedule "B-1".

         (j) Subject to Section 10.6(f), 10.6(g) and 10.6(i) of this Restated Agreement, in the event that the Executive Benefit

                Plan Obligations have been funded in accordance with the terms hereof, all or a portion of such Executive Benefit Plan Obligations may, at the discretion of the Corporation, be promptly settled with the Executive.

                  For this purpose, the benefit entitlements of the Executive shall be determined by the Actuary in accordance with the terms of the Executive Benefit Plan. In such circumstances, the Corporation reserves the right to settle the Executive Benefit Plan Obligations by way of a lump sum payment to the Executive provided that the amount of each such payment is determined by the Actuary in accordance with the assumptions set forth in Schedule "B-1".

10.7     (a)    If a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement shall occur, the Corporation shall be required to immediately fund the Change of Control Obligations in accordance with the most recent report prepared by the Actuary pursuant to Section 10.3 of this Restated Agreement.

         (b) If a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement shall occur, the Corporation shall be required to settle the Change of Control Obligations forthwith in accordance with the provisions of Schedule "B-1", upon receipt by the Corporation of a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A".

         (c)    Upon the earlier of:

                (i) learning of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement; or

                (ii) receipt of a written notice of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii) of this Restated Agreement, which notice has been signed by the Executive and sworn before a notary public and has annexed thereto a Release executed by the Executive in the form attached to this Restated Agreement as Schedule "A", the Trustee shall promptly give notice to the Corporation in writing that it intends to draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations and contribute the proceeds thereof (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation in order to fund the Change of Control Obligations, unless it receives satisfactory proof within nine days of such notice that the Corporation has funded or settled, as applicable, the Change of Control
                  Obligations itself in accordance with the terms of this Restated Agreement.

                  Unless the Corporation advises the Trustee in writing that it has funded or settled, as applicable, the Change of Control Obligations in accordance with the terms of this Restated Agreement and has provided the Trustee with satisfactory proof thereof within nine days of the date of the aforementioned notice, the Trustee shall draw on that portion of the Letter of Credit which is referable to the Change of Control Obligations on the tenth day following the date of such notice (or the next following business day if such tenth day is not a business day) and contribute the proceeds (less any applicable withholding tax which it will remit as required by the Tax Act on behalf of the Corporation) to the Trust on behalf of the Corporation.

                  Notwithstanding the foregoing, in the event a Change of Control Obligations - Designated Event described in Section 1.1(n)(i) of this Restated Agreement has triggered the operation of this Section 10.7 and the failure which gave rise to the occurrence of such Change of Control Obligations
                  - Designated Event has been remedied prior to the expiration of the notice period provided for in this Section 10.7(c), the Trustee shall not take the action described in the immediately preceding paragraph hereof and all of the provisions of this Restated Agreement shall continue to apply to the same extent and as fully as they would have in the event that such Change of Control Obligations - Designated Event had not occurred.

         (d) The required amount of funding or the portion of the Letter of Credit to be drawn on for purposes of this Section 10.7 shall be determined by the Actuary and shall be the amount determined in accordance with Sections 10.5(a) through (l) of this Restated Agreement offset by the amount determined in accordance with subparagraphs 10.6(e)(i) through (xii) of this Restated Agreement. The settlement amount for purposes of this
                Section 10.7 shall be determined in accordance with the provisions of Schedule "B-1".

         (e) In the event that the Change of Control Obligations have been funded in accordance with the terms hereof as a result of the occurrence of a Change of Control Obligations - Designated Event described in Section 1.1(n)(ii), the Change of Control Obligations shall be promptly settled with the Executive in accordance with the provisions of Schedule "B-1".

10.8 The actuarial methods and assumptions described in Schedule "B-1" and Schedule "B-2" shall be reviewed from time to time. Any amendments to Schedule "B-1" and/or Schedule "B-2" as a result of such review shall be dealt with in accordance with Section 12.6.

10.9 The Trustee shall surrender the Letter of Credit to the Corporation for cancellation upon the earliest of:

         (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive directing surrender of the Letter of Credit;

         (b) receipt by the Trustee of a written direction signed by the Corporation confirming that it has funded and/or settled the Obligations in accordance with the terms hereof, together with evidence which is satisfactory to the Trustee that such funding and/or settlement has occurred; and

         (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that the Corporation has no remaining Obligations to the Executive and that a copy of such written direction has been provided to the Executive.

10.10    The Trust shall be terminated by the Trustee upon the earliest of:

         (a) receipt by the Trustee of a written direction signed by the Corporation and the Executive confirming the termination of the Trust;

         (b) the entire depletion of the Trust Fund through payments pursuant to the terms of the Trust Agreement, in the event that such depletion occurs subsequent to the funding of the Obligations in accordance with the terms of this Restated Agreement; and

         (c) receipt by the Trustee of a written direction signed by the Corporation confirming that the Corporation has no remaining Obligations to the Executive, together with evidence which is satisfactory to the Trustee that a copy of such written direction has been provided to the Executive.

         Upon the termination of the Trust, any assets of the Trust which remain after the satisfaction of any remaining Obligations of the Corporation to the Executive shall be returned to the Corporation.

10.11 The Corporation and the Executive hereby acknowledge that the Corporation is entering into agreements similar to this Restated Agreement with certain of its other executives and that the Corporation may, at its sole discretion, arrange for one or more Letters of Credit to satisfy its responsibilities under this Restated Agreement and such other agreements. In the event that one Letter of Credit is obtained to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to a "Letter of Credit" in this Restated Agreement shall be read as references to that portion of such Letter of Credit which is referable to the responsibilities of the Corporation to the Executive.

         The Corporation and the Executive also acknowledge that the Corporation may, at its sole discretion, enter into one or more Trust Agreements to satisfy its responsibilities under this Restated
         Agreement and such other agreements. In the event that one Trust Agreement is entered into to satisfy the Corporation's responsibilities under this Restated Agreement and some or all of such other agreements, references to "Trust", "Trust Agreement", "Trustee" and "Refundable Tax Account" in this Restated Agreement shall be read with such modifications as may be necessary in the context.

10.12 At the discretion of the Corporation and subject to the provisions of applicable law, in the event that all or a portion of the Obligations are funded in accordance with Article 10 hereof and an actuarial surplus (determined by actuarial valuation in accordance with the terms of the report prepared as at the immediately preceding Valuation Date in accordance with Section 10.3 of this Restated Agreement) arises as a result thereof:


         (a) all or a portion of such actuarial surplus may be used in the determination of or to reduce the funding otherwise required to be provided by the Corporation hereunder; or


         (b) any surplus assets may, to the extent that they exceed 110% of the amount required to fund that portion of the Obligations which has been funded (as determined by the report prepared as at the immediately preceding Valuation Date in accordance with
                Section 10.3 of this Restated Agreement) be returned to the Corporation.


                                  ARTICLE 11
                             EXPEDITED ARBITRATION
                             ---------------------

11.1 If, pursuant to Section 6.1 of this Restated Agreement, the Executive provides written notice of the Executive's intention to terminate the Executive's employment for Good Reason, and the Corporation believes that there is no Good Reason, or, alternatively, if, pursuant to
         Section 4.1 of this Restated Agreement, the Corporation provides written notice of its intention to terminate the Executive's employment for Just Cause and the Executive believes there is no Just Cause, the Corporation or the Executive, as applicable, shall, within ten (10) days of having been provided such notice, provide written notice ("Notice of Dispute") to the other Party of the dispute (the "Dispute").

11.2 The Parties agree that any and all Disputes under Section 11.1 of this Restated Agreement will be resolved by way of a single Arbitrator.

11.3     (a)    Within fifteen (15) days of provision of the Notice of Dispute, the Parties  shall agree upon and appoint a neutral  Arbitrator
                from  the  then  current  roster   maintained  by  the  Alberta
                Mediation and Arbitration Society to act as Arbitrator of the Dispute; or

         (b) If no person acceptable to both Parties has been agreed upon and appointed within fifteen (15) days, then either Party may make immediate application to the Court of Queen's Bench of Alberta, Judicial District of Calgary, to have an Arbitrator appointed.

11.4 The Parties acknowledge and agree that the purpose of this Article 11 is to avoid delays and facilitate resolution of the Dispute in a just, speedy and cost-effective manner.

11.5 Consistent with the expedited nature of arbitration, the Arbitrator will direct and control the scope and timing of the exchange of information between the Parties and will take such steps as the
         Arbitrator deems necessary to achieve a just, speedy and cost-effective resolution of the Dispute. The Arbitrator has the exclusive right and power to resolve all issues related to the exchange of information in the arbitration process.

11.6 The Parties agree that the Arbitrator is only authorized to determine whether the Executive had Good Reason for terminating the Executive's employment, or alternatively, whether the Corporation had Just Cause to terminate the Executive's employment.

11.7 A hearing will occur within forty-five (45) days of the appointment of the Arbitrator (the "Hearing"). The time of the Hearing (the "Hearing Date") will be scheduled by the Arbitrator after consultation with the Parties. The Hearing will be governed by the rules set out in the ARBITRATION ACT S.A. 1991, c.A-43, as modified by the Arbitrator in the interests of achieving a just, speedy and cost-effective resolution of the Dispute. The Arbitrator may require written submissions of fact in the Dispute to be provided seven (7) days before the Hearing Date.

11.8 The Arbitrator will use best efforts to provide a written decision within seven (7) days of the conclusion of the Hearing.

11.9 The Parties agree that the decision of the Arbitrator will be final and binding upon the Parties.


                                   ARTICLE 12
                                    GENERAL
                                    -------

12.1 The headings of the Articles and paragraphs in this Restated Agreement are inserted for convenience only and shall not affect the meaning or construction of this Restated Agreement.

12.2     This  Restated   Agreement  shall  be  construed  and  interpreted  in
         accordance with the laws of the Province of Alberta and the federal laws of Canada as applicable therein.

12.3 If any provision of this Restated Agreement is determined to be void or unenforceable in whole or in part, it shall be and be deemed to be severed from this Restated Agreement without affecting or impairing the validity of any other provision herein.

12.4 Any notice required or permitted to be given under this Restated Agreement shall be in writing and shall be properly given if delivered by hand delivery or mail or other form of electronic communication capable of transmission confirmation to the following address:

         a.     IN THE CASE OF THE CORPORATION TO:
                ----------------------------------

                Nexen Inc.
                801 - 7th Avenue S.W.
                Calgary, AB  T2P 3P7
                Attention:   General Manager, Compensation and Benefits

         b.     IN THE CASE OF THE EXECUTIVE TO:
                --------------------------------

                the last address of the Executive in the records of the Corporation or to such other address as the Parties may from time to time specify by notice given in accordance herewith.

12.5 This Restated Agreement shall enure to the benefit of and be binding upon the Executive and the Executive's heirs, executors and administrators and upon the Corporation and its successors and assigns.

12.6 This Restated Agreement constitutes the entire agreement relating to the respective rights and obligations of the Parties upon the occurrence of a Change of Control. No amendment or waiver of this Restated Agreement shall be binding unless executed in writing by the Parties.

         Notwithstanding the foregoing,

         (a) any amendment to Article 10 of this Restated Agreement, Schedule "B-1" or Schedule "B-2" which is required to ensure that the balance remaining in the Trust after the required tax has been withheld and remitted to the Canada Revenue Agency is sufficient to satisfy the fee levied by the Bank in connection with the issuance of a Letter of Credit may be made by the Corporation without the prior written approval of the Executive; and

         (b) the Corporation may amend, modify or waive Article 10 of this Restated Agreement, Schedule "B-1" and Schedule "B-2" in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable without obtaining the approval of the Executive, provided that such amendment, modification or waiver, as the case may be, does not adversely affect the securitization in accordance with the terms hereof of those Obligations which have accrued up to the date of such amendment, modification or waiver, as the case may be.

12.7 The Parties agree that the rights, entitlements and benefits set out in this Restated Agreement to be paid to the Executive upon a Change of Control shall be in full satisfaction of all rights of the Executive under applicable law in effect from time to time as a result thereof.

12.8 Neither Party can waive or shall be deemed to have waived any right it has under this Restated Agreement except to the extent that such waiver is in writing.

12.9 Nothing contained in this Restated Agreement shall be construed as limiting the ability of the Corporation to amend, modify or terminate the Executive Benefit Plan in whole or in part, at such time and from time to time, and in such manner and to such extent as it may deem advisable.

The Parties have executed this Restated Agreement effective the date first written above.


                                        NEXEN INC.


                                        Per: (signed)
                                             ----------------------------------

                                        Per: (signed)
                                             ----------------------------------

SIGNED, SEALED & DELIVERED
in the presence of


(signed)                                (signed)
----------------------------------      -----------------------------------
WITNESS                                 TIMOTHY THOMAS

                                  SCHEDULE "A"
                                  ------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS

In order to receive the entitlements referred to in the Article 7 of this Restated Agreement, the Executive shall execute the attached Release, fully releasing the Corporation from all further claims in relation to the Executive's employment or Employment Benefits and the termination thereof upon payment of the remuneration and benefits referred to in Article 7 of this Restated Agreement. The attached Release shall not, however, require that the Executive relinquish or release any rights to indemnity which the Executive may, as an officer or director of the Corporation or any of its Affiliates, Associates and Subsidiaries, have as against the Corporation or any of its Affiliates, Associates and Subsidiaries, for costs, charges and expenses reasonably incurred by the Executive in respect of any civil, criminal or administrative action or proceeding to which the Executive is made a party by reason of being or having been a director or officer of the Corporation or any of its Affiliates, Associates and Subsidiaries, where:

         (a) the Executive has acted honestly and in good faith with a view to the best interests of the Corporation or any of its Affiliates, Associates and Subsidiaries; and

         (b) in the case of a criminal or administrative action or proceeding enforced by a monetary penalty, the Executive had reasonable grounds for believing the Executive's conduct was lawful.

                                 FINAL RELEASE
                                 -------------


KNOW ALL MEN BY THESE PRESENTS that I, TIMOTHY THOMAS, of the City of Calgary, in the Province of Alberta, in consideration of the amounts provided in that certain Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements (the "Restated Agreement") dated as of the ______ day of ____________, 2008 between myself and NEXEN INC. and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do for myself, my executors and assigns hereby remise, release and forever discharge the Corporation, and any associated, affiliated, predecessor or parent corporation of the Corporation and their present and former directors, officers, agents and employees (the "Releasees"), including each of their respective successors, heirs, administrators and assigns, from all manner of actions, causes of action, debts, obligations, covenants, claims or demands, whatsoever which I may ever have had, now have, or can, shall or may hereafter have against the Releasees or any of them, by reason of or arising out of any cause, matter or thing whatsoever done, occurring or existing up to and including the present date and, in particular, without in any way restricting the generality of the foregoing, in respect of all claims of any nature whatsoever, past, present or future, directly or indirectly related to or arising out of or in connection with my relationship with the Releasees, as an employee, officer or director, and the termination of my employment from the Corporation including, but not limited to, any claims related to any entitlement I may have or may have had to any payment or claim either at common law or under the EMPLOYMENT STANDARDS CODE, HUMAN RIGHTS, CITIZENSHIP AND MULTICULTURALISM ACT or any other applicable legislation governing or related to my employment with the Releasees.

AND FOR THE SAID CONSIDERATION, I, TIMOTHY THOMAS, represent and warrant that I have not assigned to any person, firm or corporation any of the actions, causes of action, claims, suits, executions or demands which I release by this Release, or with respect to which I agree not to make any claim or take any proceeding herein.

IT IS FURTHER ACKNOWLEDGED that the payment to me includes full compensation and consideration for the loss of my employment benefits, as provided by the Releasees, and that all of my employment benefits and privileges shall cease on the date of termination of my employment, except as otherwise expressly provided in the Restated Agreement. I further acknowledge that I have received all benefits due to me and have no further claim against the Releasees for such benefits. I further accept sole responsibility to replace such benefits which I wish to continue or to exercise conversion privileges where applicable with respect to such benefits and, in particular any life insurance and long-term disability benefits. In the event that I become disabled following termination of my employment, I covenant not to sue the Releasees for insurance or other benefits or loss of same and hereby release the Releasees from any and all further obligations or liabilities arising therefrom.

Notwithstanding anything contained herein, this Release shall not extend to or affect, or constitute a release of, my right to sue, claim against or recover from the Releasees and shall not constitute an agreement to refrain from bringing, taking or maintaining any action against the Releasees in respect of:

         (a) any corporate indemnity existing by statute, contract or pursuant to any of the constating documents of the Corporation provided in my favour in respect of my having acted at any time as a director, officer or both of the Corporation;

         (b) my entitlement to any insurance maintained for the benefit or protection of the directors and/or officers of the Corporation, including without limitation, directors' and officers' liability insurance; or

         (c) my entitlement to any amounts or compensation due to me under the terms of my employment pursuant to the Restated Agreement.

IT IS HEREBY AGREED that the terms of the Restated Agreement and of this Release will be kept confidential. No party hereto shall communicate any such terms to any third party under any circumstances whatsoever, excepting any necessary communication with my legal and financial advisors, as required, on the express condition that they maintain the confidentiality thereof, and any disclosure which is required by law, although either party shall be at liberty to disclose to third parties that a mutually acceptable Release was agreed upon. The invalidity and unenforceability of any provision of this Release shall not affect the validity or enforceability of any other provision of this Release, which shall remain in full force and effect.

I HEREBY DECLARE that I have read all of this Release, fully understand the terms of this Release and voluntarily accept the consideration stated herein as the sole consideration for this Release for the purpose of making a full and final settlement with the Releasees. I further acknowledge and confirm that I have been given an adequate period of time to obtain independent legal counsel regarding the meaning and the significance of the terms herein and the covenants mutually exchanged.

IT IS HEREBY AGREED THAT as a term of the termination of my employment from the Corporation, and in consideration of the amount noted above, I hereby resign as officer and director of the Corporation and its affiliates.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this _____ day of ______________ in the year _________.




----------------------
TIMOTHY THOMAS



----------------------
WITNESS (signature)



----------------------
WITNESS (print name)

                                 SCHEDULE "B-1"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS
          METHODOLOGY AND ASSUMPTIONS FOR DETERMINING SETTLEMENT VALUE


PURPOSE

In accordance with the terms of the Restated Agreement, the purpose of this Schedule "B-1" is to outline the calculation approach such that, after tax has been paid on a lump sum settlement value, the remaining balance is intended to be sufficient to provide after-tax monthly payments equivalent to the after-tax monthly payments the Executive would have received under the terms of the Executive Benefit Plan as provided for under this Restated Agreement.

OVERVIEW FOR DEFINED BENEFIT PENSION

The following outlines the actuarial methods, assumptions and calculation process to be used in determining the lump sum settlement value of the defined benefit pension entitlements under the Executive Benefit Plan when settlement occurs in accordance with Section 10 of the Restated Agreement. Section 300 of the Income Tax Regulations establishes the procedure applicable in using an after-tax lump sum to purchase a prescribed annuity:

1. A prescribed annuity payment consists of two components: (a) the deemed capital element of the annuity payment on which no tax is payable, and (b) the deemed non-capital portion of the annuity payment which is taxed at the marginal rate.

2. The capital portion of each future annuity payment is considered to be a return of the original after-tax lump sum amount.

3. The non-capital portion of each annuity payment is assumed to be provided by the investment return on the original after-tax lump sum amount and has therefore not yet been taxed.

4. A constant percentage of each future payment is deemed to be a return of the original lump sum capital.

CALCULATION METHODOLOGY

1.       Equivalent after-tax payments:

a. Determine initial gross annual pension entitlement under the Executive Benefit Plan.

b. Determine after-tax annual pension entitlement under the Executive Benefit Plan based on Individual Tax Rate as defined in Schedule "B-1".

c. Determine the capital element based on the non-indexed present value of the pension payments divided by life expectancy.

d. Determine the monthly payment which provides an after-tax pension equal to the after-tax pension determined in 1.b. above in accordance with the prescribed annuity methodology.

2.       Present value of periodic payments from 1. above:

a. Determine the present value of the pension determined in 1.d. above using the assumptions described below in this Schedule "B-1". For greater certainty, the value of the post-retirement indexation is to be reflected in determining the present value of the accrued pension entitlement in respect of post-1992 service, and any accrued pension in respect of service granted during the Severance Period.

3.       Tax adjustment:

a. Gross-up the present value determined in 2.a. above to reflect the tax assumed to be required to be paid on the lump sum.

b. Gross-up the amount determined in 3.a. above to reflect the tax assumed to be required to be paid on investment earnings in respect of the lump sum payment during the deferral period prior to assumed pension commencement, if any.

4.       Equivalent present value after tax as the after-tax monthly payments:

a. The amount determined in 3.b. above shall be the lump sum settlement value of the Executive's pension entitlement.

ASSUMPTIONS

Interest Discount Rate:

 --  during deferral period                Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month immediately preceding the date
                                           of calculation, rounded down to next
                                           lower 0.5.

 --  after assumed pension commencement    Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month immediately preceding the date
                                           of calculation, rounded down to next
                                           lower 0.5,

                                           less
                                           assumed escalation of pensions after
                                           retirement.

Increase in Consumer Price Index:          Yield  on  long-term   Government  of
                                           Canada bonds as published in the Bank
                                           of Canada Review, described in CANSIM
                                           series   V122544   (or  a   successor
                                           series)   for   the   last    trading
                                           Wednesday  at the  end  of the  month
                                           immediately  preceding  the  date  of
                                           calculation,

                                           less

                                           Yield  on  long-term  Government  of
                                           Canada   Real   Return    bonds   as
                                           published  in  the  Bank  of  Canada
                                           Review,  described in CANSIM  series
                                           V122553 (or a successor  series) for
                                           the last  trading  Wednesday  at the
                                           end   of   the   month   immediately
                                           preceding the date of calculation.

                                           The result of the difference is then
                                           rounded up to the next highest 0.5%.


Escalation of Pensions After Retirement:   75%  of  CPI,   less   1%   (minimum
                                           increase  25% of CPI).  Applies only
                                           to  benefits   accrued  for  service
                                           after December 31, 1992.

Mortality:

 --  for life expectancy                   1994 Uninsured  Pensioner  Mortality
                                           Table  with  mortality  improvements
                                           projected  to 15  years  beyond  the
                                           date of termination.

 --  for present values

      o  prior to assumed pension          Nil.
         commencement

      o  after assumed pension             1994 Uninsured  Pensioner  Mortality
         commencement                      Table  with  mortality  improvements
                                           projected  15 years  beyond the date
                                           of termination.

Marital Status:                            Actual status at date of terminaton.



 Age of Spouse:                            Based on actual date of birth.

Individual Tax Rate:                       Maximum individual marginal tax rate
                                           for    employee's     province    of
                                           employment    at   the    date    of
                                           termination.

                                 SCHEDULE "B-2"
                                 --------------

                         AMENDED AND RESTATED AGREEMENT
                        RESPECTING CHANGE OF CONTROL AND
                      EXECUTIVE BENEFIT PLAN ENTITLEMENTS

METHODOLOGY AND ASSUMPTIONS FOR DETERMINING THE AMOUNT TO BE SECURED OR FUNDED IN ACCORDANCE WITH SECTION 10 BASED ON THE METHODOLOGY DESCRIBED IN SCHEDULE "B-1"


PURPOSE

The purpose of this Schedule "B-2" is to provide the actuarial methodology and assumptions for determining the amount to be secured or funded in accordance with Section 10 of the Restated Agreement.

METHODOLOGY

The settlement methodology is described in Schedule B-1.

The funding methodology applicable to the Executive Benefit Plan Obligations is based on the following:

1. Estimate the accrued pension payable from the Executive Benefit Plan as at the Valuation Date.

2. Assume that the assets of the plan are to be invested in long term Government of Canada bonds and subject to the 50% refundable tax applicable to retirement compensation arrangements.

3.       Determine the present value of the amounts in 1 through 2 above.

4. Estimate the settlement value that could be paid in accordance with the methodology and assumptions described in Schedule B-1.

5.       The  funding   amount  in  respect  of  the  Executive   Benefit  Plan
         Obligations   shall  be  the  greater  of  the  amount  determined  in
         accordance with 1 through 3 above and the amount in 4 above.

ASSUMPTIONS

Interest Discount Rate:

--  during deferral period                 Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary  Date,  rounded  down to
                                           next lower 0.5.

--  after assumed pension commencement     Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary  Date,  rounded  down to
                                           next   lower  0.5  ,  less   assumed
                                           escalation    of   pensions    after
                                           retirement.

Increase in  Consumer  Price Index:        Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary Date,

                                           less

                                           Yield  on  long-term  Government  of
                                           Canada   Real   Return    bonds   as
                                           published  in  the  Bank  of  Canada
                                           Review,  described in CANSIM  series
                                           V122553 (or a successor  series) for
                                           the last  trading  Wednesday  at the
                                           end   of   the   month   immediately
                                           preceding the Anniversary Date.

                                           The result of the difference is then
                                           rounded up to the next highest 0.5%.

Escalation of Pensions After Retirement:   75%  of  CPI,   less   1%   (minimum
                                           increase  25% of CPI).  Applies only
                                           to  benefits   accrued  for  service
                                           after December 31, 1992.

Mortality:

-- for life expectancy                     1994 Uninsured  Pensioner  Mortality
                                           Table  with  mortality  improvements
                                           projected  to 15  years  beyond  the
                                           Calculation Date.

-- for present values

   o  prior to assumed pension
      commencement                         Nil.

   o  after assumed pension commencement   1994 Uninsured  Pensioner  Mortality
                                           Table  with  mortality  improvements
                                           projected   15  years   beyond   the
                                           Calculation Date.

Marital Status:                            Actual status at the Anniversary.

Age of Spouse:                             Based on actual date of birth.

Individual Tax Rate:                       Maximum individual marginal tax rate
                                           for    employee's     province    of
                                           employment at the Anniversary Date

Bonus:                                     Target bonus % applied to the salary
                                           rate at the Valuation Date

Investment return:                         Yield  on  long-term  Government  of
                                           Canada  bonds  as  published  in the
                                           Bank of Canada Review,  described in
                                           CANSIM   series    V122544   (or   a
                                           successor   series)   for  the  last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary  Date  rounded  down  to
                                           next lower 0.5%, and then divided by
                                           2

Decrements:                                None  assumed  prior to  Calculation
                                           Date

Eligibility for Pensions:                  100% vested

Pension Commencement Age:

--   eligible for subsidized early         Payable  at  the  completion  of the
     retirement on the Calculation Date    Severance  Period.  Payable  at  the
     (i.e., age 55 and 10 years of         Calculation  Date  for  purposes  of
     continuous service)                   determining   the  amount   required
                                           under Section 10.6(e).

--   not eligible for early retirement     Deferred to age 60 or the end of the
     on the Calculation Date               Severance  Period if later.  Payable
                                           at   age   60   for    purposes   of
                                           determining   the  amount   required
                                           under Section 10.6(e).

Fluctuation reserve (1)                    15% of the pension obligations

Cost of borrowing to settle the            Yield  on one  month  Government  of
obligations:                               Canada  Treasury  Bills as published
                                           in  the  Bank  of   Canada   Review,
                                           described in CANSIM  series  V122529
                                           (or a successor series) for the last
                                           trading  Wednesday at the end of the
                                           month   immediately   preceding  the
                                           Anniversary Date,  rounded up to the
                                           next higher 0.25%, plus 1.50%

--------------------------------------------------------------------------------


NOTES:

(1) Referred to by Section 10.5(g), Section 10.6(e)(viii) and 10.6(e)(x). The 15% load is intended to provide a reserve for a potential decrease in the Interest Discount Rate in combination with potential increases in the Consumer Price Index for an aggregate change of 1.0%.

                                  SCHEDULE "C"
                                  ------------

          AMENDED AND RESTATED AGREEMENT RESPECTING CHANGE OF CONTROL
                    AND EXECUTIVE BENEFIT PLAN ENTITLEMENTS
                   ESTIMATED(1) ENTITLEMENT TO COMPENSATION
                PURSUANT TO ARTICLE 7 OF THE RESTATED AGREEMENT

--------------------------------------------------------------------------------
EMPLOYEE - TIMOTHY THOMAS
--------------------------------------------------------------------------------
Base Salary                                                             $814,000
--------------------------------------------------------------------------------
Bonus Target Value                                                      $366,300
--------------------------------------------------------------------------------
Benefits Uplift                                                         $105,820
--------------------------------------------------------------------------------
Car Allowance                                                            $38,400
--------------------------------------------------------------------------------
Savings Plan                                                             $48,840
--------------------------------------------------------------------------------
Financial Counselling Services                                           $10,500
--------------------------------------------------------------------------------
Security Monitoring Services                                              $2,400
--------------------------------------------------------------------------------

TOTAL VALUE                                                           $1,386,260
--------------------------------------------------------------------------------
ADDITIONAL LUMP SUM SETTLEMENT VALUE OF PENSION(2)                    $1,571,410
--------------------------------------------------------------------------------
TOTAL ESTIMATED ENTITLEMENT                                           $2,957,670
--------------------------------------------------------------------------------

In addition to the above, Section 7.1(c) of the Restated Agreeme Executive Outplacement counselling to be provided by a firm selected by the Executive, at a cost to the Corporation not to exceed $25,000.

IN ADDITION to the above pension entitlement under the Agreement, the Executive has the following pension entitlements under the Defined Benefit Registered Pension Plan and Executive Benefit Plan. As is the case with the figures shown above, these values are estimated values (as of April 1, 2008) and are for illustrative purposes only. Actual values will be calculated as of the date of the entitlement or payment in accordance with the Defined Benefit Registered Pension Plan and the Executive Benefit Plan, respectively, and therefore may be subject to change.

o    Accrued Annual Defined Benefit Pension Entitlement                $24,889
     (Registered Pension Plan)(3)

o    Estimated Lump Sum Transfer Value of Registered                  $277,509
     Pension Plan(4)

o    Estimated Lump Sum Value of Executive                            $863,571
     Benefit Plan(4)




(1) As stated in Section 7.1 of the Restated Agreement, the above calculations represent only the current estimated value (as of April 1, 2008) of the Executive's entitlement to compensation upon a Change of Control. Accordingly, the above calculations are for illustrative purposes only.

(2)  Calculated in accordance with Section 7.1(b) of the Restated Agreement.

     -   Adjustment to EBP lump sum value to reflect settlement $678,567.

     - Additional settlement value of pension accrued during the severance period upon a change of control $892,843.

(3)  Deferred benefit payable from age 60.

(4) Based on the Standards of Practice for Determining Pension Commuted Values approved by the Canadian Institute of Actuaries using rates applicable for April 2008 terminations.